As filed with the Securities and Exchange Commission on April 30, 2026
Securities Act File No. 33-54126
Investment Company Act File No. 811-07332

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 412	☒
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 416	☒

BlackRock Funds III
(Exact Name of Registrant as Specified in Charter)

400 Howard Street
San Francisco, California 94105
(Address of Principal Executive Offices)
Registrant’s Telephone Number: (800) 441-7762

John M. Perlowski
BlackRock Funds III
50 Hudson Yards
New York, New York 10001
United States of America
(Name and Address of Agent for Service)

With copies to:

Counsel to the Funds: Bryan Chegwidden, Esq. Jeremy C. Smith, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036	Janey Ahn, Esq. BlackRock Fund Advisors 50 Hudson Yards New York, New York 10001
It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest

BLACKROCK FUNDS III
BlackRock LifePath Dynamic® 2030 Fund
BlackRock LifePath Dynamic® 2035 Fund
BlackRock LifePath Dynamic® 2040 Fund
BlackRock LifePath Dynamic® 2045 Fund
BlackRock LifePath Dynamic® 2050 Fund
BlackRock LifePath Dynamic® 2055 Fund
BlackRock LifePath Dynamic® 2060 Fund
BlackRock LifePath Dynamic® 2065 Fund
BlackRock LifePath Dynamic® 2070 Fund
(each, a “Fund” and collectively, the “Funds”)
Supplement dated April 30, 2026 to the Prospectuses of each Fund, each dated April 30, 2026 (the “Prospectuses”)
This Supplement is substantially similar to the supplement dated February 24, 2026 to the prior prospectuses of each Fund, each dated April 30, 2025, as amended or supplemented from time to time.
Effective on or about June 1, 2026, certain Funds will begin to implement a revised target asset allocation that will incorporate a higher equity allocation, beginning 30 years from the target retirement date. Within the updated glide path, equity exposure will be increased (relative to current equity exposure) beginning 30 years before retirement by up to approximately 6%, depending on the vintage of the Fund. The equity exposure at retirement remains unchanged. Accordingly, effective on or about June 1, 2026, the following changes are made to each Fund’s Prospectus, as applicable:
The glide path chart and target allocation table in the section of each Fund’s Prospectus entitled “Fund Overview — Key Facts About [the Fund] — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Equity & equity-like allocation (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
45
40
35
30
25
20
15
10
5
0
Retirement/Terminal
Years to Retirement

The following table lists the target allocation by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed‑Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	96%	4%
20	90%	10%
15	81%	19%
10	71%	29%
5	59%	41%
0	40%	60%

[1]
BFA may adjust the allocation to equity and fixed-income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

Shareholders should retain this Supplement for future reference.
PR2‑LPD‑0426SUP

APRIL 30, 2026

Prospectus

BlackRock Funds III | Investor, Institutional and Class R Shares

•	BlackRock LifePath® Dynamic Retirement Fund
Investor A: LPRAX • Investor C: LPCRX • Institutional: STLAX • Class R: LPRRX

•	BlackRock LifePath® Dynamic 2030 Fund
Investor A: LPRDX • Investor C: LPCNX • Institutional: STLDX • Class R: LPRNX

•	BlackRock LifePath® Dynamic 2035 Fund
Investor A: LPJAX • Investor C: LPJCX • Institutional: LPJIX • Class R: LPJRX

•	BlackRock LifePath® Dynamic 2040 Fund
Investor A: LPREX • Investor C: LPCKX • Institutional: STLEX • Class R: LPRKX

•	BlackRock LifePath® Dynamic 2045 Fund
Investor A: LPHAX • Investor C: LPHCX • Institutional: LPHIX • Class R: LPHRX
•	BlackRock LifePath® Dynamic 2050 Fund
Investor A: LPRFX • Investor C: LPCPX • Institutional: STLFX • Class R: LPRPX

•	BlackRock LifePath® Dynamic 2055 Fund
Investor A: LPVAX • Investor C: LPVCX • Institutional: LPVIX • Class R: LPVRX

•	BlackRock LifePath® Dynamic 2060 Fund
Investor A: LPDAX • Investor C: LPDCX • Institutional: LPDIX • Class R: LPDRX

•	BlackRock LifePath® Dynamic 2065 Fund
Investor A: LPWAX • Investor C: LPWCX • Institutional: LPWIX • Class R: LPWRX

•	BlackRock LifePath® Dynamic 2070 Fund
Investor A: LPYAX • Investor C: LPYCX • Institutional: LPYIX • Class R: LPYRX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Fund Overview	Key facts and details about the Funds, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock LifePath® Dynamic Retirement Fund	3

	Key Facts About BlackRock LifePath® Dynamic 2030 Fund	19

	Key Facts About BlackRock LifePath® Dynamic 2035 Fund	36

	Key Facts About BlackRock LifePath® Dynamic 2040 Fund	53

	Key Facts About BlackRock LifePath® Dynamic 2045 Fund	70

	Key Facts About BlackRock LifePath® Dynamic 2050 Fund	87

	Key Facts About BlackRock LifePath® Dynamic 2055 Fund	100

	Key Facts About BlackRock LifePath® Dynamic 2060 Fund	113

	Key Facts About BlackRock LifePath® Dynamic 2065 Fund	126

	Key Facts About BlackRock LifePath® Dynamic 2070 Fund	139

Details About the Funds	Information about how the Funds invest, investment objectives, including investment time horizons, principal strategies and risk factors
	Investment Time Horizons	152
	Which Fund to Consider	152

	A Further Discussion of the Principal Investment Strategies	153

	Information About the Underlying Funds	154

	A Further Discussion of Risk Factors	182

Account Information	Information about account services, sales charges and waivers, shareholder transactions, and distribution and other payments

	How to Choose the Share Class that Best Suits Your Needs	211

	Details About the Share Classes	215

	Distribution and Shareholder Servicing Payments	220

	How to Buy, Sell, Exchange and Transfer Shares	221

	Account Services and Privileges	227

	Funds’ Rights	228

	Participation in Fee-Based Programs	229

	Short-Term Trading Policy	229

	Fund of Funds Structure	230

Management of the Funds	Information about BlackRock Fund Advisors and the Portfolio Managers

	Investment Adviser	231

	Portfolio Managers	232

	Administrative Services	232

	Conflicts of Interest	233

	Valuation of Fund Investments	234

	Dividends, Distributions and Taxes	235

Financial Highlights	Financial Performance of the Funds	236

General Information	Shareholder Documents	276

	Certain Fund Policies	276

	Statement of Additional Information	277

	Disclaimers	277

Glossary	Glossary of Investment Terms	281

Intermediary-Defined Sales Charge Waiver Policies	Intermediary-Defined Sales Charge Waiver Policies	A-1

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover
LifePath® is a registered service mark of BlackRock Institutional Trust Company, N.A. and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic Retirement Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic Retirement Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A-1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.29%	0.29%	0.29%	0.24%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[3,5]	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses[5]	1.02%	1.77%	0.77%	1.22%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$816	$1,042	$1,692
Investor C Shares	$262	$540	$943	$1,871
Institutional Shares	$ 60	$228	$410	$937
Class R Shares	$106	$369	$653	$1,461
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$540	$943	$1,871
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic Retirement Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because the Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the Fund’s risk profile.
Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic Retirement Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

∎
Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how LifePath Dynamic Retirement Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Bloomberg U.S. Aggregate Bond Index, the Russell 1000® Index and the LifePath Dynamic Retirement Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic Retirement Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic Retirement Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic Retirement Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Russell 1000® Index and the LifePath Dynamic Retirement Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic Retirement Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic Retirement Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic Retirement Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.67% (quarter ended June 30, 2020) and the lowest return for a quarter was –10.24% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic Retirement Fund — Institutional Shares
Return Before Taxes	12.01%	4.40%	6.43%
Return After Taxes on Distributions	10.13%	1.72%	4.11%
Return After Taxes on Distributions and Sale of Fund Shares	7.35%	2.40%	4.21%
LifePath Dynamic Retirement Fund — Investor A Shares
Return Before Taxes	5.87%	3.03%	5.59%
LifePath Dynamic Retirement Fund — Investor C Shares
Return Before Taxes	9.88%	3.37%	5.51%
LifePath Dynamic Retirement Fund — Class R Shares
Return Before Taxes	11.51%	3.95%	5.96%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
LifePath Dynamic Retirement Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	12.68%	4.13%	6.02%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment Minimum Initial Investment (continued)
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee-based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic Retirement Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2030 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2030 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A-1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.30%	0.30%	0.30%	0.25%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,5]	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses[5]	1.04%	1.79%	0.79%	1.24%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$818	$1,046	$1,702
Investor C Shares	$262	$542	$947	$1,881
Institutional Shares	$ 60	$230	$415	$948
Class R Shares	$106	$372	$657	$1,472
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$542	$947	$1,881
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2030 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

Equity & equity-like allocation (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
45
40
35
30
25
20
15
10
5
0
Retirement/Terminal
Years to Retirement

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%
[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to

+/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2030 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

∎
Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be

“investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

∎
Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

∎
Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

∎
Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how LifePath Dynamic 2030 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2030 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2030 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2030 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2030 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2030 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2030 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2030 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2030 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.30% (quarter ended June 30, 2020) and the lowest return for a quarter was –16.62% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2030 Fund — Institutional Shares
Return Before Taxes	13.60%	6.28%	8.36%
Return After Taxes on Distributions	11.89%	3.84%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	8.17%	3.83%	5.57%
LifePath Dynamic 2030 Fund — Investor A Shares
Return Before Taxes	7.32%	4.87%	7.51%
LifePath Dynamic 2030 Fund — Investor C Shares
Return Before Taxes	11.51%	5.22%	7.42%
LifePath Dynamic 2030 Fund — Class R Shares
Return Before Taxes	13.17%	5.81%	7.87%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2030 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	14.33%	5.95%	7.94%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment (continued)
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2030 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2035 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2035 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A-1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.30%	0.30%	0.30%	0.25%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,5]	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses[5]	1.06%	1.81%	0.81%	1.26%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$822	$1,055	$1,722
Investor C Shares	$262	$546	$955	$1,901
Institutional Shares	$ 60	$234	$424	$970
Class R Shares	$106	$376	$666	$1,493
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$546	$955	$1,901
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2035 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2035. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2035 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

∎
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings.

There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how LifePath Dynamic 2035 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2035 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2035 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2035 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2035 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2035 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2035 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2035 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA,

BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2035 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.01% (quarter ended June 30, 2020) and the lowest return for a quarter was –18.79% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2035 Fund — Institutional Shares
Return Before Taxes	15.28%	7.47%	9.28%
Return After Taxes on Distributions	13.70%	5.35%	7.24%
Return After Taxes on Distributions and Sale of Fund Shares	9.27%	4.94%	6.63%
LifePath Dynamic 2035 Fund — Investor A Shares
Return Before Taxes	9.00%	6.06%	8.43%
LifePath Dynamic 2035 Fund — Investor C Shares
Return Before Taxes	13.10%	6.40%	8.34%
LifePath Dynamic 2035 Fund — Class R Shares
Return Before Taxes	14.76%	6.99%	8.80%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2035 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	16.08%	7.27%	8.97%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment (continued)

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2035 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2040 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2040 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A-1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.30%	0.30%	0.30%	0.25%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,5]	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[5]	1.07%	1.82%	0.82%	1.27%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$824	$1,059	$1,732
Investor C Shares	$262	$548	$960	$1,911
Institutional Shares	$ 60	$237	$428	$981
Class R Shares	$106	$378	$671	$1,503
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$548	$960	$1,911
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2040 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2040 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

∎
Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

∎
Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

∎
Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

∎
Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

∎
Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

∎
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

∎
Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be

“investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how LifePath Dynamic 2040 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2040 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure Index™ (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2040 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2040 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2040 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2040 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2040 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure Index™ (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2040 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2040 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 18.61% (quarter ended June 30, 2020) and the lowest return for a quarter was –21.49% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2040 Fund — Institutional Shares Return Before Taxes	16.88%	8.84%	10.26%
Return After Taxes on Distributions	14.48%	5.69%	7.32%
Return After Taxes on Distributions and Sale of Fund Shares	10.37%	5.60%	7.02%
LifePath Dynamic 2040 Fund — Investor A Shares
Return Before Taxes	10.55%	7.42%	9.40%
LifePath Dynamic 2040 Fund — Investor C Shares
Return Before Taxes	14.70%	7.77%	9.30%
LifePath Dynamic 2040 Fund — Class R Shares
Return Before Taxes	16.41%	8.36%	9.76%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2040 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	17.67%	8.48%	9.91%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment (continued)

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2040 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2045 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2045 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A-1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.30%	0.30%	0.30%	0.25%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,5]	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[5]	1.07%	1.82%	0.82%	1.27%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$824	$1,059	$1,732
Investor C Shares	$262	$548	$960	$1,911
Institutional Shares	$60	$237	$428	$981
Class R Shares	$106	$378	$671	$1,503
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$548	$960	$1,911
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2045 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2045. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2045 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk —Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

∎
Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

∎
Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how LifePath Dynamic 2045 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2045 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure Index™ (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2045 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2045 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2045 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2045 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2045 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure Index™ (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2045 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2045 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.57% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.57% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2045 Fund — Institutional Shares
Return Before Taxes	18.47%	9.90%	10.89%
Return After Taxes on Distributions	16.25%	7.46%	8.66%
Return After Taxes on Distributions and Sale of Fund Shares	11.37%	6.77%	7.90%
LifePath Dynamic 2045 Fund — Investor A Shares
Return Before Taxes	11.93%	8.45%	10.03%
LifePath Dynamic 2045 Fund — Investor C Shares
Return Before Taxes	16.26%	8.80%	9.94%
LifePath Dynamic 2045 Fund — Class R Shares
Return Before Taxes	17.87%	9.40%	10.39%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2045 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	19.15%	9.58%	10.68%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment Minimum Initial Investment (continued)
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares

company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2045 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2050 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2050 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A-1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.30%	0.30%	0.30%	0.25%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,5]	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses[5]	1.06%	1.81%	0.81%	1.26%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$822	$1,055	$1,722
Investor C Shares	$262	$546	$955	$1,901
Institutional Shares	$60	$234	$424	$970
Class R Shares	$106	$376	$666	$1,493
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$546	$955	$1,901
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2050 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2050 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2050 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2050 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure Index™ (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2050 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2050 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2050 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2050 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2050 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure Index™ (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2050 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S.

Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882‑0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2050 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.75% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.61% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2050 Fund — Institutional Shares
Return Before Taxes	20.05%	10.38%	11.23%
Return After Taxes on Distributions	17.67%	7.41%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	12.36%	6.88%	8.09%
LifePath Dynamic 2050 Fund — Investor A Shares
Return Before Taxes	13.50%	8.93%	10.36%
LifePath Dynamic 2050 Fund — Investor C Shares
Return Before Taxes	17.85%	9.29%	10.26%
LifePath Dynamic 2050 Fund — Class R Shares
Return Before Taxes	19.53%	9.89%	10.73%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2050 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	20.74%	10.41%	11.19%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment (continued)

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2050 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2055 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2055 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A-1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.30%	0.30%	0.30%	0.25%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[3,5]	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses[5]	1.06%	1.81%	0.81%	1.26%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$822	$1,055	$1,722
Investor C Shares	$262	$546	$955	$1,901
Institutional Shares	$60	$234	$424	$970
Class R Shares	$106	$376	$666	$1,493
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$546	$955	$1,901
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2055 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2055. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2055 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2055 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2055 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure Index™ (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2055 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2055 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2055 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2055 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2055 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure Index™ (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2055 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2055 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.79% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.36% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2055 Fund — Institutional Shares
Return Before Taxes	20.92%	10.71%	11.42%
Return After Taxes on Distributions	18.91%	8.32%	9.28%
Return After Taxes on Distributions and Sale of Fund Shares	12.91%	7.41%	8.38%
LifePath Dynamic 2055 Fund — Investor A Shares
Return Before Taxes	14.25%	9.25%	10.54%
LifePath Dynamic 2055 Fund — Investor C Shares
Return Before Taxes	18.73%	9.60%	10.45%
LifePath Dynamic 2055 Fund — Class R Shares
Return Before Taxes	20.39%	10.21%	10.91%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2055 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.59%	10.76%	11.38%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment (continued)
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2055 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2060 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2060 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A‑1, respectively, of the prospectus and in the “Purchase of Shares” section on page II-126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.32%	0.31%	0.32%	0.27%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.03%	0.02%	0.03%	0.03%
Acquired Fund Fees and Expenses[3,5]	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses[5]	1.08%	1.82%	0.83%	1.28%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.24)%	(0.23)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$822	$1,055	$1,722
Investor C Shares	$262	$546	$955	$1,901
Institutional Shares	$60	$234	$424	$970
Class R Shares	$106	$376	$666	$1,493
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$546	$955	$1,901
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2060 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2060. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2060 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

∎
Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

∎
Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

∎
Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

∎
REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

∎
Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

∎
Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

∎
Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

∎
Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

∎
Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2060 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for its eight complete calendar years of operations. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2060 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2060 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2060 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2060 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2060 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the

LifePath Dynamic 2060 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2060 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2060 Fund
As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 19.59% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.74% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	Since Inception (May 31, 2017)
LifePath Dynamic 2060 Fund — Institutional Shares
Return Before Taxes	21.08%	10.75%	11.05%
Return After Taxes on Distributions	19.84%	9.02%	9.51%
Return After Taxes on Distributions and Sale of Fund Shares	12.90%	7.78%	8.32%
LifePath Dynamic 2060 Fund — Investor A Shares
Return Before Taxes	14.44%	9.29%	10.07%
LifePath Dynamic 2060 Fund — Investor C Shares
Return Before Taxes	18.90%	9.65%	9.98%
LifePath Dynamic 2060 Fund — Class R Shares
Return Before Taxes	20.53%	10.25%	10.54%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.55%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.75%
LifePath Dynamic 2060 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.74%	10.80%	11.21%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub‑advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub‑advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2017	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441‑7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment Minimum Initial Investment (continued)
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform
•
Clients investing through a self-directed IRA brokerage
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares

account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2060 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2065 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2065 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A‑1, respectively, of the prospectus and in the “Purchase of Shares” section on page II‑126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	0.35%	0.34%	0.35%	0.30%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.06%	0.05%	0.06%	0.06%
Acquired Fund Fees and Expenses[3,5]	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses[5]	1.11%	1.85%	0.86%	1.31%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.27)%	(0.26)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$822	$1,055	$1,722
Investor C Shares	$262	$546	$955	$1,901
Institutional Shares	$60	$234	$424	$970
Class R Shares	$106	$376	$666	$1,493
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$546	$955	$1,901
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2065 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2065. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/‑ 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2065 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2065 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for its six complete calendar years of operations. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2065 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2065 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2065 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2065 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2065 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the

LifePath Dynamic 2065 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2065 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2065 Fund
As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 19.75% (quarter ended June 30, 2020) and the lowest return for a quarter was –23.15% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	Since Inception (October 30, 2019)
LifePath Dynamic 2065 Fund — Institutional Shares
Return Before Taxes	21.02%	10.73%	11.88%
Return After Taxes on Distributions	20.09%	8.93%	10.29%
Return After Taxes on Distributions and Sale of Fund Shares	12.78%	7.73%	8.87%
LifePath Dynamic 2065 Fund — Investor A Shares
Return Before Taxes	14.32%	9.26%	10.62%
LifePath Dynamic 2065 Fund — Investor C Shares
Return Before Taxes	18.76%	9.63%	10.76%
LifePath Dynamic 2065 Fund — Class R Shares
Return Before Taxes	20.44%	10.23%	11.37%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	15.52%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	0.95%
LifePath Dynamic 2065 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.74%	10.79%	12.19%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Institutional Shares only, and the after‑tax returns for Investor A, Investor C and Class R Shares will vary.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub‑advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub‑advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2019	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441‑7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no‑load program or investment platform
$100 for all accounts.
• Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-

	Investor A and Investor C Shares	Institutional Shares	Class R Shares

keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

Minimum Initial Investment (continued)

$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax‑qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax‑exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax‑exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2065 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2070 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2070 Fund (“LifePath Dynamic 2070 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of LifePath Dynamic 2070 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 215 and A‑1, respectively, of the prospectus and in the “Purchase of Shares” section on page II‑126 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None	0.50%
Other Expenses[3,4,5,6]	1.01%	1.01%	1.01%	0.95%
Administration Fees[3]	0.29%	0.29%	0.29%	0.24%
Independent Expenses[5,6]	0.72%	0.72%	0.72%	0.71%
Acquired Fund Fees and Expenses[3]	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[5]	1.78%	2.53%	1.53%	1.97%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.94)%	(0.94)%	(0.94)%	(0.93)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.84%	1.59%	0.59%	1.04%

[1]
A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 231, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which do not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[6]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$606	$824	$1,059	$1,732
Investor C Shares	$262	$548	$960	$1,911
Institutional Shares	$60	$237	$428	$981
Class R Shares	$106	$378	$671	$1,503
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$162	$548	$960	$1,911
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies of the Fund

LifePath Dynamic 2070 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2070. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.

The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]
BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2070 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay‑in‑kind Bonds Risk — Similar to zero coupon obligations, pay‑in‑kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay‑in‑kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid‑ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2070 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Institutional Shares of the Fund for its first full calendar year of operations. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2070 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2070 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2070 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2070 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2070 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2070 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM

(Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Institutional Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2070 Fund
As of 12/31
During the periods shown in the bar chart, the highest return for a quarter was 11.36% (quarter ended June 30, 2025) and the lowest return for a quarter was –1.33% (quarter ended March 31, 2025).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	Since Inception (September 24, 2024)
LifePath Dynamic 2070 Fund — Institutional Shares Return Before Taxes	20.98%	14.93%
Return After Taxes on Distributions	19.49%	13.67%
Return After Taxes on Distributions and Sale of Fund Shares	12.39%	10.88%
LifePath Dynamic 2070 Fund — Investor A Shares Return Before Taxes	14.39%	9.92%
LifePath Dynamic 2070 Fund — Investor C Shares Return Before Taxes	18.84%	13.83%
LifePath Dynamic 2070 Fund — Class R Shares Return Before Taxes	20.45%	14.42%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	16.36%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	2.89%
LifePath Dynamic 2070 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.74%	16.39%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non‑residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Institutional Shares only, and the after‑tax returns for Investor A, Investor C and Class R Shares will vary.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub‑advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub‑advisers.

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2024	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2024	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441‑7762, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares	Class R Shares
Minimum Initial Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no minimum initial investment for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no‑load program or investment platform
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.
$100 for all accounts.

	Investor A and Investor C Shares	Institutional Shares	Class R Shares

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

Minimum Initial Investment (continued)
$1,000 for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax‑qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer- sponsored retirement plans which may have a lower minimum).	No subsequent minimum.	No subsequent minimum.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax‑exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax‑exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of LifePath Dynamic 2070 Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Details About the Funds

This prospectus includes information about BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund”), BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund”), BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund”), BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund”), BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund”), BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund”), BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund”), BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund”), BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund”) and BlackRock LifePath® Dynamic 2070 Fund (“LifePath Dynamic 2070 Fund”) (each, a “Fund” and together, the “Funds”), each a series of BlackRock Funds III (the “Trust”), including how to buy and sell shares, management information, shareholder features and your rights as a shareholder.
Investment Time Horizons

Each Fund seeks to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many Fund investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement.
As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each Fund has its own time horizon, as described in the applicable “Fund Overview” section in this prospectus, which affects the targeted risk level of that Fund and, in turn, its asset allocation.
The allocations for LifePath Dynamic Retirement Fund reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital. LifePath Dynamic Retirement Fund is designed to help balance three risk factors that investors face during retirement: market risk (potential declines in market values), longevity risk (living longer than expected) and inflation risk (loss of purchasing power). Specifically, LifePath Dynamic Retirement Fund seeks to enable investors to maintain consistent spending throughout their retirement while minimizing the risk of exhausting their investment. There is no guarantee that the performance of LifePath Dynamic Retirement Fund will be sufficient to enable this spending rate or that any one spending rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable spending rate for their circumstances, and that spending rate should be periodically reassessed throughout retirement as the value of the investor’s portfolio changes.
The investment objective of each Fund is as follows. The investment objective of each Fund may be changed by the Trust’s Board of Trustees without shareholder approval.

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LifePath Dynamic Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

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Each of LifePath Dynamic 2030 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2050 Fund, LifePath Dynamic 2055 Fund, LifePath Dynamic 2060 Fund, LifePath Dynamic 2065 Fund and LifePath Dynamic 2070 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, each Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

You should carefully consider the asset allocation and risks of each Fund before deciding whether to invest.
The Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. To implement the asset allocation strategy, each Fund invests in a combination of Underlying Funds and related derivatives in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the Fund’s name approaches, except for LifePath Dynamic Retirement Fund, which is already in its most conservative phase.
Which Fund to Consider

The number in the name of most of the Funds is actually a year — a “target year” when you might expect to begin withdrawing your money to support spending in retirement. Selecting the Fund that may be most appropriate for your investment may be as simple as matching your target year with the closest Fund target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 65. If you are 45 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2046, as in this example, you may conclude that LifePath Dynamic 2045 Fund is the most appropriate Fund for you.
The investment mix of the Funds gradually shifts from a greater concentration of higher-risk investments (namely, equity funds, securities and related derivatives) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Funds increasingly conservative.
In making your investment decision, you should keep in mind:

∎	The Funds’ investment strategies derive from the risk tolerance of average investors with a particular time horizon.

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The Funds’ time horizons are based on the year in their name, except for LifePath Dynamic Retirement Fund, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a Fund with a shorter time horizon. The final choice is yours.
A Further Discussion of the Principal Investment Strategies

Each Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Funds intend to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Funds with longer time horizons invest a greater portion of their assets in equity Underlying Funds and equity related derivatives, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Funds with shorter time horizons invest a greater portion of their assets in fixed income Underlying Funds, fixed income related derivatives and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Funds with shorter time horizons have lower expected returns than the Funds with longer time horizons. In addition, each Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the Funds’ combined Statement of Additional Information (“SAI”).
As each Fund approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Fund as it approaches its time horizon.
For example, LifePath Dynamic Retirement Fund has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BlackRock Fund Advisors (“BFA”) believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Dynamic Retirement Fund’s assets will continue to be allocated to Underlying Funds that are equity and bond funds.
In determining the allocation of assets, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations. The allocations are periodically monitored and adjusted in an effort to maximize expected return for a given level of risk. In addition, the allocations of each Fund are rebalanced on a quarterly basis to reflect the Fund’s asset allocation to more conservative asset classes as it approaches its target date.
In managing the Funds, BFA focuses on long-term targets and objectives. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivatives, which are subject to additional risks, as described in the “Details About the Funds — A Further Discussion of Risk Factors” section of this prospectus and/or the “Investment Risks and Considerations” section of the SAI.
Each Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). Each Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Each Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. Each Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
Each Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to each Fund’s equity or fixed income allocations for the purposes of the glide path.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Funds. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Funds, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment. The Funds and certain Underlying Funds may also lend securities with a value up to 33 1⁄3% of their respective total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
When a Fund reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Dynamic Retirement Fund. Such Fund and LifePath Dynamic Retirement Fund may then continue to operate as separate funds or, subject to approval by the Trust’s Board of Trustees (the “Board”), they may be merged into a single fund.
Other Strategies Applicable to the Funds
In addition to the principal strategies discussed above, each Fund may also invest or engage in the following investments/strategies:

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Borrowing — Each Fund may borrow up to the limits set forth under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules and regulations thereunder and any applicable exemptive relief.

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Illiquid Investments — Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Securities Lending — Each Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

∎	Short-Term Securities — Each Fund may invest in money market securities or commercial paper.

∎	U.S. Government Obligations — Each Fund may invest in debt of the U.S. Government. There are no restrictions on the maturity of the debt securities in which a Fund may invest.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUNDS

The Funds are managed by a team of financial professionals. Philip Green, Chris Chung, CFA and Michael Pensky, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund. Please see “Management of the Funds — Portfolio Managers” for additional information about the portfolio management team.
Information About the Underlying Funds

Five of the Underlying Funds — Diversified Equity Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio — are diversified portfolios of Master Investment Portfolio. One of the Underlying Funds — CoreAlpha Bond Master Portfolio — is a diversified portfolio of Master Investment Portfolio II.
Eight of the Underlying Funds — BlackRock Advantage Emerging Markets Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Small Cap Growth Fund, BlackRock High Yield Portfolio, BlackRock Tactical
Opportunities Fund, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Small Cap Index Series — are managed by BlackRock Advisors, LLC (“BAL”), an affiliate of BFA and administrator for the Funds.

The remaining Underlying Funds, other than BlackRock Cash Funds: Treasury (the “Underlying Money Market Fund”) and BlackRock Diversified Fixed Income Fund, are ETFs that are part of the iShares ETF family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues shares at their net asset value per share only to certain institutional investors in aggregations of a specified number of shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The shares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases shares on behalf of the Funds in the secondary market.
The relative weightings for each Fund in the various Underlying Funds will vary over time, and BFA is not required to invest any Fund’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may, in its discretion, add, eliminate or replace Underlying Funds at any time without notice to shareholders.
Each Fund currently expects to invest in some or all of the Underlying Funds described below:
Equity Funds
BlackRock Advantage Emerging Markets Fund
BlackRock Advantage Emerging Markets Fund seeks long-term capital appreciation. Under normal circumstances, BlackRock Advantage Emerging Markets Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. Investments in derivatives are counted toward BlackRock Advantage Emerging Markets Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. BlackRock considers an emerging market country to include any country that is: (1) generally recognized to be an emerging market country by the international financial community, including the World Bank; (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index (the “MSCI EM Index”). BlackRock determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; and (3) the investment is included in an index representative of emerging markets. Equity securities include common stock, preferred stock and depositary receipts. Generally, BlackRock Advantage Emerging Markets Fund will invest in equities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI EM Index. The MSCI EM Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. BlackRock Advantage Emerging Markets Fund primarily seeks to buy common stock and may also invest in preferred stock. From time to time, BlackRock Advantage Emerging Markets Fund may invest in shares of companies through “new issues” or initial public offerings. The Fund may also purchase convertible securities. BlackRock Advantage Emerging Markets Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of BlackRock Advantage Emerging Markets Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of BlackRock Advantage Emerging Markets Fund effectively, BlackRock Advantage Emerging Markets Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the MSCI EM Index. The use of options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts can be effective in protecting or enhancing the value of BlackRock Advantage Emerging Markets Fund’s assets. BlackRock Advantage Emerging Markets Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which BlackRock Advantage Emerging Markets Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Large Cap Growth Fund seeks long-term capital appreciation. Under normal circumstances, BlackRock Advantage Large Cap Growth Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of BlackRock Advantage Large Cap Growth Fund’s 80% policy, large cap growth equity securities are equity securities that (1) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index (the “Russell 1000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. BlackRock Advantage Large Cap

Growth Fund is a growth fund and primarily intends to invest in equity securities, which include common stock and preferred stock, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Growth Indices. The Russell 1000 Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. BlackRock Advantage Large Cap Growth Fund primarily seeks to buy common stock and may also invest in preferred stock. BlackRock Advantage Large Cap Growth Fund may also purchase convertible securities. From time to time, BlackRock Advantage Large Cap Growth Fund may invest in shares of companies through “new issues” or initial public offerings. BlackRock Advantage Large Cap Growth Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of BlackRock Advantage Large Cap Growth Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of BlackRock Advantage Large Cap Growth Fund effectively, BlackRock Advantage Large Cap Growth Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Growth Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of BlackRock Advantage Large Cap Growth Fund’s assets. BlackRock Advantage Large Cap Growth Fund seeks to pursue its investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which BlackRock Advantage Large Cap Growth Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund may engage in active and frequent trading of its investments.
BlackRock Advantage Small Cap Growth Fund
Under normal circumstances, BlackRock Advantage Small Cap Growth Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Equity securities consist primarily of common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. BlackRock Advantage Small Cap Growth Fund seeks to buy primarily common stock but also can invest in preferred stock and other equity securities. BlackRock Advantage Small Cap Growth Fund may also purchase convertible securities. BlackRock Advantage Small Cap Growth Fund management team focuses on small capitalization companies that BlackRock Advantage Small Cap Growth Fund management believes have above average prospects for earnings growth. For purposes of BlackRock Advantage Small Cap Growth Fund’s 80% policy, small cap growth equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 2000® Growth Index (the “Russell 2000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell 2000 Growth Index is an index that measures the performance of the small-cap growth segment of the U.S. equity universe, with companies that have market capitalizations between approximately $11.32 million and $24.69 billion as of December 31, 2025.
From time to time BlackRock Advantage Small Cap Growth Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).
BlackRock Advantage Small Cap Growth Fund may use derivatives, including options, warrants, futures, swaps and forward contracts both to seek to increase the return of BlackRock Advantage Small Cap Growth Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of BlackRock Advantage Small Cap Growth Fund effectively, BlackRock Advantage Small Cap Growth Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Growth Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of BlackRock Advantage Small Cap Growth Fund’s assets.
BlackRock Advantage Small Cap Growth Fund seeks to pursue its investment objective by investing in small cap growth equity securities in a disciplined manner using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks, which BlackRock Advantage Small Cap Growth Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process.
BlackRock Advantage Small Cap Growth Fund also may use indexed or inverse securities.

BlackRock Real Estate Securities Fund
BlackRock Real Estate Securities Fund seeks total return comprised of long-term growth of capital and dividend income. Under normal conditions, BlackRock Real Estate Securities Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry inside the United States. An issuer is primarily engaged in or related to the real estate industry if it derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein or has 50% of its assets in real estate or real estate interests. BlackRock Real Estate Securities Fund may invest up to 20% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States and fixed-income investments, such as government, corporate and bank debt obligations. Real estate industry companies may include real estate investment trusts (“REITs”), REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry. BlackRock Real Estate Securities Fund primarily buys common stock but also can invest in preferred stock and convertible securities. BlackRock Real Estate Securities Fund concentrates its investments in securities of issuers in the real estate industry. BlackRock Real Estate Securities Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.
Diversified Equity Master Portfolio
Diversified Equity Master Portfolio seeks to provide long-term appreciation of capital. Diversified Equity Master Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock. Diversified Equity Master Portfolio may also purchase convertible securities. Diversified Equity Master Portfolio will provide interest holders with at least 60 days’ notice of any change to Diversified Equity Master Portfolio’s non-fundamental policy to invest at least 80% of the value of the Diversified Equity Master Portfolio’s net assets, plus the amount of any borrowings for investment purposes, in equity securities, including common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock. Diversified Equity Master Portfolio does not limit its investments to companies of any particular size, and may invest in equity securities of companies of any market capitalization. Equity securities include securities representing shares of ownership of a corporation (“common stock”), preferred stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock. Diversified Equity Master Portfolio may also invest in securities of foreign issuers from any country, including emerging market countries, and may invest in securities denominated in both U.S. dollars and non‑U.S. dollar currencies. Diversified Equity Master Portfolio may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. Diversified Equity Master Portfolio may also use derivatives to hedge its investment portfolio against interest rate risks or to seek to enhance its return. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the Russell 1000® Index. The derivatives that Diversified Equity Master Portfolio may use include options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps. Diversified Equity Master Portfolio may also invest in indexed and inverse securities.
International Tilts Master Portfolio
International Tilts Master Portfolio seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East (“EAFE”) Index. Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non‑U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large-and mid‑cap representation across 21 developed markets countries around the world, excluding the United States and Canada. With 694 constituents, the MSCI EAFE Index covers approximately 85% of the free float-adjusted market capitalization in each country. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non‑U.S. dollar currencies. International Tilts Master Portfolio may invest in securities of any market capitalization. Equity securities include securities representing shares of ownership of a corporation (“common stock”), preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

International Tilts Master Portfolio may use derivatives, including futures, swap agreements (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and/or foreign exchange transactions, to manage the risk and return of International Tilts Master Portfolio. In order to manage cash flows into or out of International Tilts Master Portfolio effectively, International Tilts Master Portfolio may buy and sell financial futures contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the MSCI EAFE Index. The use of futures, swaps or foreign exchange transactions can be effective in managing the risk and return of International Tilts Master Portfolio. International Tilts Master Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
International Tilts Master Portfolio is classified as diversified under the 1940 Act.
iShares FTSE NAREIT All Equity REIT Index Fund
iShares FTSE NAREIT All Equity REIT Index Fund seeks to track the investment results of the FTSE Nareit All Equity REIT Index, which measures the stock performance of companies engaged in the ownership, disposal and development of income-producing real estate in the U.S. as defined by FTSE Nareit. Constituents of the FTSE Nariet All Equity REIT Index include all tax-qualified real estate investment trusts with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria as defined by FTSE Nareit. The components of the FTSE Nariet All Equity REIT Index, and the degree to which these components represent certain industries, may change over time. BFA uses a representative sampling indexing strategy to manage iShares FTSE NAREIT All Equity REIT Index Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the FTSE Nariet All Equity REIT Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund may or may not hold all of the securities in the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund generally will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities of the FTSE Nariet All Equity REIT Index and in depositary receipts representing securities of the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund may invest a portion of the remainder of its assets in securities not included in the FTSE Nariet All Equity REIT Index, but which BFA believes will help iShares FTSE NAREIT All Equity REIT Index Fund track the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the FTSE Nariet All Equity REIT Index is concentrated. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.
Large Cap Index Master Portfolio
Large Cap Index Master Portfolio’s investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Large Cap Index Master Portfolio expenses. Large Cap Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of Large Cap Index Master Portfolio’s benchmark index, the Russell 1000® Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of Master Investment Portfolio and the Trustees of BlackRock Funds III will consider alternative strategies for the Master Portfolio and the BlackRock Funds III Feeder Fund, respectively. Information regarding correlation of the Master Portfolio’s performance to that of the Russell 1000® Index may be found in the Master Portfolio’s Annual Report. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of Large Cap Index Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of Large Cap Index Master Portfolio’s benchmark index increased or decreased. Large Cap Index Master Portfolio’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, Large Cap Index Master Portfolio’s expenses, transactions costs, taxes, the size of the Large Cap Index Master Portfolio’s investment portfolio, changes in either the composition of the benchmark index or the assets of the Large Cap Index Master Portfolio, the amount of cash and cash equivalents held by Large Cap Index Master Portfolio, the manner in which the total return of Large Cap Index Master Portfolio’s benchmark index is calculated; and the timing, frequency and size of interestholder purchases and withdrawals. Large Cap Index Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index. For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Large Cap Index Master Portfolio invests its assets. This is a non-fundamental policy of Large Cap Index Master Portfolio and may not be changed without 60 days’ prior notice to interestholders. Large Cap Index Master Portfolio may change its target index if Large Cap Index Master Portfolio management believes a different index would better enable Large Cap Index Master Portfolio to match the performance of the market segment represented by the current index. Large Cap Index Master Portfolio may invest in all stocks in the Russell 1000® Index in roughly the same proportions as their weightings in the Russell 1000® Index. For example, if 2% of the Russell 1000® Index is made up of the stock of a particular company, Large Cap Index Master Portfolio will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Large Cap Index Master Portfolio management believes it would be cost efficient, Large Cap Index Master Portfolio management is authorized to deviate from full replication and to invest instead in a statistically selected sample of the stocks in the Russell 1000® Index which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the Russell 1000® Index as a whole, but which involves less transaction cost than would be incurred through full replication. Large Cap Index Master Portfolio also may engage in futures transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. Large Cap Index Master Portfolio management may also purchase stocks not included in the Russell 1000® Index when it believes that it would be a cost efficient way of approximating the Russell 1000® Index’s performance to do so. Large Cap Index Master Portfolio management may omit or remove a security which is included in an index from the portfolio of Large Cap Index Master Portfolio if, following objective criteria, Large Cap Index Master Portfolio management judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. If Large Cap Index Master Portfolio management uses these techniques, Large Cap Index Master Portfolio may not track the Russell 1000® Index as closely as it would if it were fully replicating the Russell 1000® Index. BFA may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the Russell 1000). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Master Portfolio or by the Master Portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. BFA will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. Large Cap Index Master Portfolio may lend securities with a value up to 331/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Large Cap Index Master Portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000® Index is concentrated.
Master Small Cap Index Series
Master Small Cap Index Series’ investment objective is to match the performance of the Russell 2000® Index ("Russell 2000") as closely as possible before the deduction of Master Small Cap Index Series expenses. The Master Small Cap Index Series will not attempt to buy or sell securities based on the economic, financial or market analysis of the manager, but will instead employ a “passive” investment approach. This means that the manager will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 before deduction of expenses. The Master Small Cap Index Series will buy or sell securities only when the manager believes it is necessary to do so in order to match the performance of the Russell 2000. Accordingly, it is anticipated that the Master Small Cap Index Series’ portfolio turnover rate and trading costs will be lower than those of an “actively” managed fund. However, the Master Small Cap Index Series has operating and other expenses, while an index does not. Therefore, the Master Small Cap Index Series will tend to underperform the Russell 2000 to some degree over time. The Master Small Cap Index Series will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. This policy is a non-fundamental policy of the Master Small Cap Index Series and may not be changed without 60 days’ prior notice to interestholders. The Master Small Cap Index Series may change its target index if the manager believes a different index would better enable the Master Small Cap Index Series to match the performance of the market segment represented by the current index and, accordingly, the investment objective of the Master Small Cap Index Series may be changed without interestholder approval.
Total International ex U.S. Index Master Portfolio
Total International ex U.S. Index Master Portfolio’s investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Total International ex U.S. Index Master Portfolio expenses. Total International ex U.S. Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Total International ex U.S. Index Master Portfolio’s benchmark index, the MSCI ACWI ex USA Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of MIP and the Trustees of BlackRock Funds III will consider alternative strategies for the Master Portfolio and the BlackRock Funds III Feeder Fund, respectively. Information regarding correlation of the Total International ex U.S. Index Master Portfolio’s performance to that of the MSCI ACWI ex USA Index may be found in the Total International ex U.S. Index Master Portfolio’s Annual Report. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Total International ex U.S. Index Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Total International ex U.S. Index Master Portfolio’s benchmark index increased or decreased. The Master Portfolio’s ability to match its investment performance to the investment performance of the MSCI ACWI ex USA Index may be affected by, among other things, the Total International ex U.S. Index Master Portfolio’s expenses, transactions costs, taxes (including foreign withholding taxes, which will affect the performance of the Total International ex U.S. Index Master Portfolio), the size of the Total International ex U.S. Index Master Portfolio’s investment portfolio, changes in either the composition of the MSCI ACWI ex USA Index or the assets of the Total International ex U.S. Index Master Portfolio, the amount of cash and cash equivalents held by the Total International ex U.S. Index Master Portfolio, the manner in which the total return of the MSCI ACWI ex USA Index is calculated and the timing, frequency and size of interestholder purchases and withdrawals.

The Total International ex U.S. Index Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index. For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Total International ex U.S. Index Master Portfolio invests its assets. This is a non-fundamental policy of the Total International ex U.S. Index Master Portfolio and may not be changed without 60 days’ prior notice to interestholders. The Total International ex U.S. Index Master Portfolio may change its target index if Total International ex U.S. Index Master Portfolio management believes a different index would better enable the Total International ex U.S. Index Master Portfolio to match the performance of the market segment represented by the MSCI ACWI ex USA Index and, accordingly, the investment objective of the Total International ex U.S. Index Master Portfolio may be changed without interestholder approval. The Total International ex U.S. Index Master Portfolio may invest in all stocks in the MSCI ACWI ex USA Index in roughly the same proportions as their weightings in the MSCI ACWI ex USA Index. For example, if 2% of the MSCI ACWI ex USA Index is made up of the stock of a particular company, the Total International ex U.S. Index Master Portfolio will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Total International ex U.S. Index Master Portfolio management believes it would be cost efficient, Total International ex U.S. Index Master Portfolio management is authorized to deviate from full replication and to invest instead in a statistically selected sample of the stocks in the MSCI ACWI ex USA Index which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the MSCI ACWI ex USA Index as a whole, but which involves less transaction cost than would be incurred through full replication. The Total International ex U.S. Index Master Portfolio also may engage in futures transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. Total International ex U.S. Index Master Portfolio management may also purchase stocks not included in the MSCI ACWI ex USA Index when it believes that to do so would be a cost efficient way of approximating the performance of the MSCI ACWI ex USA Index. Total International ex U.S. Index Master Portfolio management may omit or remove a security which is included in the index from the portfolio of the Total International ex U.S. Index Master Portfolio if, following objective criteria, Total International ex U.S. Index Master Portfolio management judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. If Total International ex U.S. Index Master Portfolio management uses these techniques, the Total International ex U.S. Index Master Portfolio may not track the MSCI ACWI ex USA Index as closely as it would if it were fully replicating the MSCI ACWI ex USA Index. BFA may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the MSCI ACWI ex USA Index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Total International ex U.S. Index Master Portfolio or by the Total International ex U.S. Index Master Portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. BFA will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments by the Total International ex U.S. Index Master Portfolio, BFA may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the MSCI ACWI ex USA Index. The Total International ex U.S. Index Master Portfolio may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The Total International ex U.S. Index Master Portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the MSCI ACWI ex USA Index is concentrated.
Fixed-Income Funds
Advantage CoreAlpha Bond Master Portfolio
Advantage CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Advantage CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of the value of Advantage CoreAlpha Bond Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. Advantage CoreAlpha Bond Master Portfolio will provide interestholders with at least 60 days’ notice of any change to this investment policy. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; mortgage to‑be‑announced securities; debt obligations of U.S. or foreign issuers; municipal securities; asset-backed securities. Advantage CoreAlpha Bond Master Portfolio’s investments in derivatives will be counted towards the Advantage CoreAlpha Bond Master Portfolio’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Advantage CoreAlpha Bond Master Portfolio may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Advantage CoreAlpha Bond Master Portfolio seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. Advantage CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration. Advantage CoreAlpha Bond Master Portfolio may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. Advantage CoreAlpha Bond Master Portfolio expects to enter into such contracts on a regular basis. Although Advantage CoreAlpha Bond Master Portfolio normally invests primarily in investment grade securities, it may invest up to 10% of its assets in securities rated below investment grade or which are deemed to be of comparable quality by BlackRock (“high yield” or “junk” bonds) at the time of purchase. Investment grade bonds are bonds rated in the four highest categories by at least one of the major rating agencies or determined by Advantage CoreAlpha Bond Master Portfolio management to be of similar quality. Advantage CoreAlpha Bond Master Portfolio may use derivatives, such as futures contracts, options (including, but not limited to, options on swaps) and various other instruments (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit risk), credit-linked notes, and indexed and inverse floating-rate securities). Advantage CoreAlpha Bond Master Portfolio may use derivatives, for example, in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. Advantage CoreAlpha Bond Master Portfolio may also invest in derivatives based on foreign currencies. In addition, Advantage CoreAlpha Bond Master Portfolio may use derivatives and short sales, which are transactions in which the Advantage CoreAlpha Bond Master Portfolio sells securities borrowed from others with the expectation that the price of the security will fall before the Advantage CoreAlpha Bond Master Portfolio must purchase the security to return it to the lender, to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although Advantage CoreAlpha Bond Master Portfolio is not required to hedge and may choose not to do so.
BlackRock Diversified Fixed Income Fund
BlackRock Diversified Fixed Income Fund seeks to provide a combination of income and capital growth. BlackRock Diversified Fixed Income Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in fixed income instruments. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The fixed income instruments in which BlackRock Diversified Fixed Income Fund may invest include, but are not limited to, the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; mortgage to‑be‑announced securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; money market securities; U.S.-registered dollar denominated debt obligations of foreign issuers, and derivatives with similar economic characteristics to such fixed-income securities. BlackRock Diversified Fixed Income Fund seeks to invest a substantial portion (generally, at least 60% at notional value) of its assets in U.S. registered, dollar-denominated bonds or derivatives with similar economic characteristics. BlackRock Diversified Fixed Income Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. The fixed income instruments in which BlackRock Diversified Fixed Income Fund invests may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. BlackRock Diversified Fixed Income Fund may invest up to 20% of its assets in securities rated below investment grade or which are deemed to be of comparable quality by BFA (“high yield” or “junk” bonds) at the time of purchase. Investment grade bonds are bonds rated in the four highest categories by at least one of the major rating agencies or determined by BlackRock Diversified Fixed Income Fund management to be of similar quality. BlackRock Diversified Fixed Income Fund may invest in bonds of any maturity or duration. BlackRock Diversified Fixed Income Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. BlackRock Diversified Fixed Income Fund expects to enter into such contracts on a regular basis. BlackRock Diversified Fixed Income Fund may invest up to 10% of its total assets in collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non‑U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. BlackRock Diversified Fixed Income Fund may use derivatives, such as futures contracts, options (including, but not limited to, options on futures and swaps) and various other instruments (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit risk) and indexed and inverse floating-rate securities). BlackRock Diversified Fixed Income Fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. BlackRock Diversified Fixed Income Fund may also invest in derivatives based on foreign currencies. In addition, BlackRock Diversified Fixed Income Fund may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although BlackRock Diversified Fixed Income Fund is not required to hedge and may choose not to do so. BlackRock Diversified Fixed Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. BlackRock Diversified Fixed Income Fund is classified as diversified under the Investment Company Act of 1940, as amended.
BlackRock High Yield Portfolio
BlackRock High Yield Portfolio seeks to maximize total return, consistent with income generation and prudent investment management. BlackRock High Yield Portfolio invests primarily in non‑investment grade bonds with maturities of ten years or less. BlackRock High Yield Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield investments and other financial instruments with economic characteristics similar to such investments. High yield investments include domestic and foreign bonds (including corporate bonds), convertible debt securities, mezzanine investments, collateralized debt obligations, bank loans, loan assignments and loan participations and mortgage-backed and asset-backed securities. Such high yield investments acquired by BlackRock High Yield Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P Global Ratings or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by the BlackRock High Yield Portfolio management team to be of similar quality. BlackRock High Yield Portfolio may also invest in other investment companies, including affiliated investment companies such as affiliated exchange-traded funds, to gain exposure to such high yield investments. Split rated bonds and other fixed-income securities (securities that receive different ratings from two or more rating agencies) are valued as follows: if three agencies rate a security, the security will be considered to have the median credit rating; if two of the three agencies rate a security, the security will be considered to have the lower credit rating. BlackRock High Yield Portfolio may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. BlackRock High Yield Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. BlackRock High Yield Portfolio may also invest in convertible and preferred securities. BlackRock High Yield Portfolio can also invest, to the extent consistent with its investment objective, in non‑U.S. and emerging market securities and currencies. BlackRock High Yield Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. BlackRock High Yield Portfolio may buy or sell options or futures on a security or an index of securities, or enter into swap agreements, including total return, interest rate and credit default swaps, or foreign currency transactions (collectively, commonly known as derivatives). BlackRock High Yield Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns. BlackRock High Yield Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). BlackRock High Yield Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
U.S. Total Bond Index Master Portfolio
U.S. Total Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg U.S. Aggregate Bond Index. Under normal circumstances, at least 90% of the value of U.S. Total Bond Index Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Bloomberg U.S. Aggregate Bond Index, which, for the U.S. Total Bond Index Master Portfolio, are considered bonds. The U.S. Total Bond Index Master Portfolio will provide interestholders with at least 60 days’ notice of any change to this policy. The U.S. Total Bond Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the U.S. Total Bond Index Master Portfolio’s benchmark index, the Bloomberg U.S. Aggregate Bond Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the U.S. Total Bond Index Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Bloomberg U.S. Aggregate Bond Index increased or decreased. The U.S. Total Bond Index Master Portfolio’s ability to match its investment performance to the investment performance of the Bloomberg U.S. Aggregate Bond Index may be affected by, among other things, the U.S. Total Bond Index Master Portfolio’s expenses, the amount of cash and cash equivalents held by the U.S. Total Bond Index Master Portfolio, the manner in which the total return of the Bloomberg U.S. Aggregate Bond Index is calculated, the size of the U.S. Total Bond Index Master Portfolio’s investment portfolio, and the timing, frequency and size of purchases of interests and withdrawals. The U.S. Total Bond Index Master Portfolio utilizes sampling techniques that are designed to allow the U.S. Total Bond Index Master Portfolio to duplicate substantially the investment performance of the Bloomberg U.S. Aggregate Bond Index. However, the U.S. Total Bond Index Master Portfolio is not expected to track the Bloomberg U.S. Aggregate Bond Index with the same degree of accuracy that complete replication of the Bloomberg U.S. Aggregate Bond Index would provide. No attempt is made to manage the U.S. Total Bond Index Master Portfolio using economic, financial or market analysis. In addition, at times, the portfolio composition of the U.S. Total Bond Index Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that the U.S. Total Bond Index Master Portfolio tracks. The U.S. Total Bond

Index Master Portfolio may invest in mortgage dollar rolls and participate in to-be-announced transactions on a regular basis to obtain exposure to mortgage-backed securities. The U.S. Total Bond Index Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The U.S. Total Bond Index Master Portfolio may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in the Bloomberg U.S. Aggregate Bond Index. The U.S. Total Bond Index Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by BFA or its affiliates. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index’s performance, before fees and expenses, is by buying and selling all of the index’s securities in the same proportion as they are reflected in the index. There were approximately 13,700 fixed-income securities included in the Bloomberg U.S. Aggregate Bond Index. The U.S. Total Bond Index Master Portfolio maintains a weighted average maturity consistent with that of the Bloomberg U.S. Aggregate Bond Index, which generally ranges between 5 and 10 years. As a practical matter, it would be inefficient for the U.S. Total Bond Index Master Portfolio to hold each security included in the Bloomberg U.S. Aggregate Bond Index. The U.S. Total Bond Index Master Portfolio can, however, substantially replicate the Bloomberg U.S. Aggregate Bond Index’s profile by holding a representative sample of securities in the Bloomberg U.S. Aggregate Bond Index. It may, for example, hold U.S. Government obligations and corporate bonds in a similar proportion to the Bloomberg U.S. Aggregate Bond Index. Additionally, it can match certain Bloomberg U.S. Aggregate Bond Index features such as: average time to maturity for both government and corporate securities; securities’ coupon rates, which are the interest rates securities pay based on their face values; economic sectors represented by securities; credit quality of securities (all securities in the Bloomberg U.S. Aggregate Bond Index are rated investment-grade); and whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity. The U.S. Total Bond Index Master Portfolio is designed for investors who desire a convenient way to invest in bonds issued in the United States. Although this market has increased in value over the long term, it fluctuates and has also decreased in value over shorter time periods.
Tactical Allocation Underlying Funds
BlackRock Tactical Opportunities Fund
BlackRock Tactical Opportunities Fund seeks total return. BlackRock Tactical Opportunities Fund uses a macro asset allocation strategy, investing varying percentages of its portfolio in global stocks, bonds, money market instruments, foreign currencies and cash. BlackRock Tactical Opportunities Fund has wide flexibility in the relative weightings given to each category. BlackRock Tactical Opportunities Fund takes both long and short positions within and across each category, which the Fund expects to result in a lower correlation to the equity or fixed-income markets than if the Fund invested in either such market in its entirety. In selecting investments, BlackRock Tactical Opportunities Fund management team will identify global macro opportunities and position BlackRock Tactical Opportunities Fund using a combination of individual securities and derivatives. The Fund uses a combination of a systematic (i.e. rule-based) investment process and a discretionary investment process to allocate assets. The systematic process compares data across similar assets to rank expected return opportunities and to appropriately scale the Fund’s exposure. The discretionary process derives investment themes based on research and analysis of macro-economic data and seeks exposures to these themes. With respect to its equity investments, BlackRock Tactical Opportunities Fund may invest in individual equity securities to an unlimited extent. BlackRock Tactical Opportunities Fund may invest in common stock, preferred stock, securities convertible into common stock, non‑convertible preferred stock and depositary receipts. BlackRock Tactical Opportunities Fund may invest in securities of both U.S. and non‑U.S. issuers without limit, which can be U.S. dollar-based or non‑U.S. dollar-based and may be currency hedged or unhedged. BlackRock Tactical Opportunities Fund may invest in securities of companies of any market capitalization. The Fund may also invest in securities convertible into common stock. With respect to its fixed-income investments, BlackRock Tactical Opportunities Fund may invest in individual fixed-income securities to an unlimited extent. BlackRock Tactical Opportunities Fund may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub‑divisions (including those of non‑U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. BlackRock Tactical Opportunities Fund may also invest a significant portion of its assets in non‑investment grade bonds (“junk” bonds or distressed securities), non‑investment grade bank loans, foreign bonds (both U.S. dollar- and non‑U.S. dollar-denominated) and bonds of emerging market issuers. BlackRock Tactical Opportunities Fund may invest in non‑U.S. dollar-denominated bonds on a currency hedged or unhedged basis. With respect to its cash investments, BlackRock Tactical Opportunities Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. BlackRock Tactical Opportunities Fund may invest a significant portion of its assets in money market funds, including those advised by BAL or its affiliates. BlackRock Tactical Opportunities Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. BlackRock Tactical Opportunities Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). BlackRock Tactical Opportunities Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non‑U.S. currencies. BlackRock Tactical Opportunities Fund may also invest in indexed and inverse floating rate securities. BlackRock Tactical Opportunities Fund may invest in U.S. and non‑U.S. REITs, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).
Money Market Fund
BlackRock Cash Funds: Treasury
BlackRock Cash Funds: Treasury seeks current income as is consistent with liquidity and stability of principal. BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash. BlackRock Cash Funds: Treasury invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, BlackRock Cash Funds: Treasury may invest in variable and floating rate instruments and transact in securities on a when-issued, delayed delivery or forward commitment basis. BlackRock Cash Funds: Treasury will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and repurchase agreements secured by such obligations. This policy is a non‑fundamental policy of BlackRock Cash Funds: Treasury and BlackRock Cash Funds: Treasury will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. The principal and interest of all securities held by the Fund are payable in U.S. dollars. The securities purchased by BlackRock Cash Funds: Treasury are subject to the quality, diversification, and other requirements of Rule 2a‑7 under the Investment Company Act, and other rules of the Securities and Exchange Commission. BlackRock Cash Funds: Treasury is a “feeder” fund that invests all of its investable assets in Treasury Master Portfolio of Master Investment Portfolio, which has the same investment objective and strategies as BlackRock Cash Funds: Treasury. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a “master/feeder” structure. BlackRock Cash Funds: Treasury’s investment results will correspond directly to the investment results of Treasury Master Portfolio.
Underlying iShares Funds
In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.
Equity ETFs
iShares Core MSCI EAFE ETF seeks to track the investment results of an index composed of large-, mid‑ and small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE IMI Index, which has been developed by MSCI Inc. (“MSCI”). The MSCI EAFE IMI Index is a free float-adjusted, market capitalization-weighted index designed to measure large-, mid‑ and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East. As of July 31, 2025, the MSCI EAFE IMI Index consisted of securities from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI EAFE IMI Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI EAFE IMI Index are likely to change over time.
iShares Core MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Investable Market Index (IMI), which is designed to measure large-, mid- and small-capitalization equity market performance in the global emerging markets. As of August 31, 2025, the MSCI Emerging Markets Investable Market Index (IMI) consisted of securities from the following 24 emerging market countries or regions: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2025, the Underlying Index was composed of 3,129 constituents. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Investable Market Index (IMI) is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI Emerging Markets Investable Market Index (IMI) are likely to change over time.
iShares Core MSCI International Developed Markets ETF seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States. The fund seeks to track the investment results of the MSCI World ex USA Investable Market Index, which has been developed by MSCI Inc. (“MSCI”) as an equity benchmark for international stock performance in non-U.S. developed markets. The MSCI World ex USA Investable Market Index is free float-adjusted, market cap-weighted and is designed to measure large-, mid- and small-capitalization equity market performance. It includes stocks from North America, Europe, Australasia and the Far East. As of July 31, 2025, the MSCI World ex USA Investable Market Index consisted of securities from the following 22 developed market countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI World ex USA Investable Market Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI World ex USA Investable Market Index are likely to change over time.
iShares Core S&P 500 ETF seeks to track the investment results of an index composed of large-capitalization U.S. equities. The fund seeks to track the investment results of the S&P 500, which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. As of March 31, 2025, the S&P 500 included approximately 87.86% of the market capitalization of all publicly traded U.S. equity securities. The securities in the S&P 500 are weighted based on the float-adjusted market value of their outstanding shares. The S&P 500 consists of securities from a broad range of industries. As of March 31, 2025, a significant portion of the S&P 500 is represented by securities of companies in the technology industry or sector. The components of the S&P 500 are likely to change over time.
iShares Global Equity Factor ETF seeks to track the investment results of an index composed of large- and mid‑capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX Global Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX Global Equity Factor Index is composed of large- and mid‑capitalization equity securities from the STOXX World AC Index that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The STOXX Global Equity Factor Index seeks to control exposure to, among other things, industries and countries, limit turnover and maintain a level of risk similar to that of the STOXX World AC Index. The STOXX World AC Index is a free float market capitalization-weighted index designed to measure the performance of large- and mid‑capitalization companies from developed and emerging markets. Large- and mid‑capitalization companies, as calculated by STOXX, represent approximately the top 85% of the investable market capitalization of each developed and emerging market country included in the STOXX World AC Index, as determined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The size score seeks to measure an issuer’s market capitalization relative to other companies in the STOXX World AC Index. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX Global Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX World AC Index, among others. The STOXX Global Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX Global Equity Factor Index consisted of approximately 600 constituents from companies in the following countries or regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Philippines, Poland, Qatar, Saudi Arabia, Singapore, South Africa, South Korea,

Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the U.S. As of July 31, 2025, a significant portion of the STOXX Global Equity Factor Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the STOXX Global Equity Factor Index are likely to change over time.
iShares Global Infrastructure ETF seeks to track the investment results of an index composed of developed market equities in the infrastructure industry. The fund seeks to track the investment results of the S&P Global Infrastructure IndexTM, which is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets (only developed market listings are eligible for stocks of issuers domiciled in emerging markets). The S&P Global Infrastructure IndexTM includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities. As of March 31, 2025, the S&P Global Infrastructure IndexTM was comprised of securities of companies in the following countries: Australia, Brazil, Canada, China, Denmark, France, Germany, Italy, Japan, Luxembourg, Mexico, New Zealand, Norway, Singapore , Spain, Switzerland, the United Kingdom and the U.S. As of March 31, 2025, a significant portion of the S&P Global Infrastructure IndexTM is represented by securities of companies in the energy, industrials, infrastructure and utilities industries or sectors. The components of the S&P Global Infrastructure IndexTM are likely to change over time.
iShares International Equity Factor ETF seeks to track the investment results of an index composed of global developed market large- and mid‑capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX International Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX International Equity Factor Index is composed of large-, mid‑, and small-capitalization equity securities from the STOXX Global 1800 ex USA Index that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The STOXX International Equity Factor Index also seeks to mitigate exposure to unintended systematic exposures, limit turnover and maintain a level of risk similar to that of the STOXX Global 1800 ex USA Index. The STOXX Global 1800 ex USA Index measures the performance of the largest companies of the developed equity market excluding the U.S., as defined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The size score seeks to measure an issuer’s market capitalization relative to other companies in the STOXX Global 1800 ex USA Index. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX International Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX Global 1800 ex USA Index, among others. The STOXX International Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX International Equity Factor Index consisted of approximately 457 constituents from companies from the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the STOXX International Equity Factor Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the STOXX International Equity Factor Index are likely to change over time.
iShares International Small‑Cap Equity Factor ETF seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX International Small‑Cap Equity Factor Index, which is a rules- based equity index provided by STOXX Ltd. (“STOXX”). The STOXX International Small‑Cap Equity Factor Index is composed of small-capitalization equity securities from the STOXX International Developed Markets Small Cap Index that are selected and weighted using an optimization process designed to maximize exposure to four target factors: momentum, quality, value, and low volatility. The STOXX International Small‑Cap Equity Factor Index seeks to control exposure to, among other things, industries and countries, limit turnover and maintain a level of risk similar to that of the STOXX International Developed Markets Small Cap Index. The STOXX International Developed Markets Small Cap Index is a free float market capitalization-weighted index designed to measure the performance of small-capitalization companies from developed market countries excluding the U.S.

Small-capitalization companies represent approximately the bottom 15% of the investable market capitalization of each developed market country included in the STOXX International Developed Markets Small Cap Index, as determined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX International Small‑Cap Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX International Developed Markets Small Cap Index, among others. The STOXX International Small‑Cap Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX International Small‑Cap Equity Factor Index consisted of approximately 1,092 constituents from companies in the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the STOXX International Small‑Cap Equity Factor Index is represented by securities of companies in the consumer goods and services and industrials industries or sectors. The components of the STOXX International Small‑Cap Equity Factor Index are likely to change over time.
iShares MSCI Intl Momentum Factor ETF seeks to track the investment results of an index that measures the performance of international developed large- and mid‑capitalization stocks exhibiting relatively higher momentum characteristics. The fund seeks to track the investment results of the MSCI World ex USA Momentum Index, which consists of stocks exhibiting relatively higher momentum characteristics than the traditional market capitalization-weighted parent index, the MSCI World ex USA Index, as determined by MSCI Inc. (“MSCI”). The MSCI World ex USA Index includes equity securities in approximately the top 85% of equity market capitalization in developed market countries, as defined by MSCI, excluding the U.S. The MSCI World ex USA Momentum Index is designed to reflect the performance of an equity momentum strategy that emphasizes stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover. A risk-adjusted price momentum score, defined by MSCI as the excess return over the risk-free rate divided by the annualized standard deviation of weekly returns over the past three years, is calculated for each security in the MSCI World ex USA Index over 6‑ and 12‑month time periods. The 6‑ and 12‑month risk-adjusted price momentum calculations are then standardized at +/‑3 standard deviations and translated into an average momentum score. MSCI World ex USA Momentum Index is reconstituted and rebalanced quarterly. At reconstitution, MSCI uses an algorithm to determine the number of components in the MSCI World ex USA Momentum Index based on the number of constituents in the MSCI World ex USA Index, momentum score and market capitalization coverage. The weight of each MSCI World ex USA Momentum Index constituent is initially determined by multiplying the security’s momentum score by its market capitalization weight in the MSCI World ex USA Index, subject to a 5% cap on each issuer. A 50% turnover buffer is then applied to each constituent security that has a change in weight based on the previous reconstitution steps. With this buffer, each relevant security receives only half of its designated weight change. The buffer is not applied to deletions. After the buffer is applied, the constituents’ weights are normalized to 100%, subject to a 5% cap on each issuer. As of July 31, 2025, the MSCI World ex USA Momentum Index consisted of securities from 301 companies in the following 21 countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI World ex USA Momentum Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI World ex USA Momentum Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the MSCI World ex USA Momentum Index are likely to change over time.
iShares MSCI Intl Quality Factor ETF seeks to track the investment results of an index that measures the performance of international developed large- and mid‑capitalization stocks exhibiting relatively higher quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt‑to‑equity. The fund seeks to track the investment results of the MSCI World ex USA Sector Neutral Quality Index, which is based on a traditional market capitalization-weighted parent index, the MSCI World ex USA Index. The MSCI World ex USA Index includes equity securities in approximately the top 85% of equity market capitalization in developed market countries, as defined by MSCI Inc. (“MSCI”), excluding the U.S. The MSCI World ex USA Sector Neutral Quality Index seeks to measure the performance of securities in the MSCI World ex USA Index that exhibit higher quality characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the MSCI World ex USA Sector Neutral Quality Index, MSCI determines the “quality score” of each security in the MSCI World ex USA Index based on three fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The MSCI World ex USA Sector Neutral Quality Index is weighted based on a component’s quality score multiplied by its weight in the MSCI World ex USA Index. Weights in the MSCI World ex USA Sector Neutral Quality Index are next normalized so that sectors in the MSCI World ex USA Sector Neutral Quality Index represent approximately the same weight as in the MSCI World ex USA Index. Additionally, each individual issuer is capped at 5%. The MSCI World ex USA Sector Neutral Quality Index is rebalanced semi-annually. As of July 31, 2025, the MSCI World ex USA Sector Neutral Quality Index consisted of securities from 301 companies in the following 22 countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI World ex USA Sector Neutral Quality Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI World ex USA Sector Neutral Quality Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI World ex USA Sector Neutral Quality Index are likely to change over time.
iShares MSCI Intl Value Factor ETF seeks to track the investment results of an index composed of international developed large- and mid‑capitalization stocks with value characteristics and relatively lower valuations. The fund seeks to track the investment results of the MSCI World ex USA Enhanced Value Index, which is based on a traditional market capitalization-weighted parent index, the MSCI World ex USA Index. The MSCI World ex USA Index includes equity securities in approximately the top 85% of equity market capitalization in developed market countries, as defined by MSCI Inc. (“MSCI”), excluding the U.S. The MSCI World ex USA Enhanced Value Index is designed to represent the performance of securities that exhibit higher value style characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. The value style characteristics for index construction are defined by MSCI using three accounting variables based on publicly reported financial data: price‑to‑book value, price‑to‑forward earnings and enterprise value‑to‑cash flow from operations. MSCI calculates a “value score” based on these three variables and assigns weights by multiplying a component’s value score by its market capitalization. Weights in the MSCI World ex USA Enhanced Value Index are next normalized so that sectors in the MSCI World ex USA Enhanced Value Index represent approximately the same weight as in the MSCI World ex USA Index. MSCI uses an algorithm to determine the number of components in the MSCI World ex USA Enhanced Value Index based on the number of constituents in the MSCI World ex USA Index. The number of components is evaluated semi-annually. As of July 31, 2025, the MSCI World ex USA Enhanced Value Index consisted of securities from 351 companies in the following 21 countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI World ex USA Enhanced Value Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI World ex USA Enhanced Value Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI World ex USA Enhanced Value Index are likely to change over time.
iShares MSCI EAFE Min Vol Factor ETF seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of international equity securities (excluding the U.S. and Canada) that in the aggregate have lower volatility relative to the MSCI EAFE Index, which is a capitalization-weighted index. In constructing the MSCI EAFE Minimum Volatility (USD) Index, MSCI uses a rules-based methodology to select securities from the MSCI EAFE Index and to determine their weightings. In order to determine weightings of securities within the MSCI EAFE Minimum Volatility (USD) Index, MSCI seeks to optimize the MSCI EAFE Index such that the resulting portfolio exhibits the lowest absolute volatility, as measured by MSCI, while applying constraints based on turnover, minimum and maximum weightings of index constituents, sectors, and countries as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI EAFE Minimum Volatility (USD) Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. The MSCI EAFE Minimum Volatility (USD) Index includes stocks from Europe, Australasia, the Middle East and the Far East and, as of July 31, 2025, consisted of securities from the following 20 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Switzerland and the United Kingdom. The MSCI EAFE Minimum Volatility (USD) Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI EAFE Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services and financials industries or sectors. The components of the MSCI EAFE Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI Emerging Markets Min Vol Factor ETF seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets. The fund seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility

(USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of equity securities in global emerging markets that, in the aggregate, have lower volatility relative to the broader large- and mid‑capitalization global emerging market equities. The MSCI Emerging Markets Minimum Volatility (USD) Index is designed by selecting securities from the MSCI Emerging Markets Index, which is a capitalization-weighted index, and then follows a rules‑based methodology to optimize the MSCI Emerging Markets Minimum Volatility (USD) Index and determine weights for securities in the index having the lowest total risk. Generally, rules-based methodologies include specified requirements for security eligibility, maximum and minimum weightings by security and, in some cases by sector and country, established rules relating to handling of special dividends and other distributions, and treatment of corporate events. In order to determine weightings by security within the MSCI Emerging Markets Minimum Volatility (USD) Index, MSCI seeks to construct a portfolio of lowest absolute volatility using its multi-factor risk model. The portfolio is then further refined by an optimization tool that aims to determine the lowest absolute volatility based on the projected “riskiness” of securities in the MSCI Emerging Markets Index while subjected to constraints based on established minimum and maximum weightings of index constituents and sectors as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI Emerging Markets Minimum Volatility (USD) Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. As of August 31, 2025, the MSCI Emerging Markets Minimum Volatility (USD) Index consisted of securities of companies in the following 22 countries or regions: Brazil, Chile, China, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI Emerging Markets Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI USA Min Vol Factor ETF seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market. The fund seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of large- and mid‑capitalization equity securities listed on stock exchanges in the U.S. that, in the aggregate, have lower volatility relative to the large- and mid‑cap U.S. equity market. In constructing the MSCI USA Minimum Volatility (USD) Index, MSCI uses a rules-based methodology to select securities from the MSCI USA Index, which is a capitalization-weighted index, and to determine the weightings of such securities. In order to determine weightings of securities within the MSCI USA Minimum Volatility (USD) Index, MSCI seeks to optimize the MSCI USA Index such that the resulting portfolio exhibits the lowest absolute volatility, as measured by MSCI, while applying constraints based on turnover, minimum and maximum weightings of index constituents, sectors and countries, as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI USA Minimum Volatility (USD) Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. The MSCI USA Minimum Volatility (USD) Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI USA Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI USA Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI USA Momentum Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks exhibiting relatively higher price momentum. The fund seeks to track the investment results of the MSCI USA Momentum SR Variant Index, which consists of stocks exhibiting relatively higher momentum characteristics than the traditional market capitalization-weighted parent index, the MSCI USA Index, as determined by MSCI Inc. (“MSCI”). The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI. The MSCI USA Momentum SR Variant Index is designed to measure the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover, each as determined by MSCI. MSCI uses an algorithm to determine the components in the MSCI USA Momentum SR Variant Index based on the number of constituents in the MSCI USA Index. A risk-adjusted price momentum metric, defined by MSCI as the excess return over the risk-free rate (i.e., the 3 Month Treasury Bill Rate) divided by the annualized standard deviation of weekly returns over the past three years, is calculated for each security in the MSCI USA Index over 6‑ and 12‑month time periods. The 6‑ and 12‑month risk-adjusted price momentum calculations are then standardized at +/- 3 standard deviations and translated into an average momentum score. MSCI selects the 125 securities with the highest positive momentum scores for inclusion in the MSCI USA Momentum SR Variant Index. The weight of each MSCI USA Momentum SR Variant Index constituent is determined by multiplying the security’s momentum score by its market capitalization weight in the MSCI USA Index. Additionally, a capping methodology is applied so that each individual issuer is capped at 5% weight at reconstitution. MSCI also takes into account certain diversification rules. At reconstitution, if the aggregate weight of stocks representing more than 4.5% weight is greater than 22.5% of the MSCI USA Momentum SR Variant Index weight, the MSCI USA Momentum SR Variant Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the MSCI USA Momentum SR Variant Index weight. Between reconstitution dates, if the aggregate weight of stocks representing more than 5% weight is greater than 25% of the MSCI USA Momentum SR Variant Index weight, the MSCI USA Momentum SR Variant Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the MSCI USA Momentum SR Variant Index weight. The MSCI USA Momentum SR Variant Index is reconstituted quarterly. To determine the constituent changes at each quarterly reconstitution, MSCI applies an iterative algorithm to cap the one‑way turnover per reconstitution at 30%. As of July 31, 2025, there were 125 securities in the MSCI USA Momentum SR Variant Index. As of July 31, 2025, a significant portion of the MSCI USA Momentum SR Variant Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI USA Momentum SR Variant Index are likely to change over time.
iShares MSCI USA Quality Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks with quality characteristics as identified through certain fundamental metrics. The fund seeks to track the investment results of the MSCI USA Sector Neutral Quality Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI Inc. (“MSCI”). The MSCI USA Sector Neutral Quality Index seeks to measure the performance of securities in the MSCI USA Index that exhibit higher quality characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the MSCI USA Sector Neutral Quality Index, MSCI determines the quality score of each security in the MSCI USA Index based on three fundamental variables: high return on equity, low earnings variability and low leverage. MSCI selects a certain number of securities with the highest quality scores for the MSCI USA Sector Neutral Quality Index. Each component is weighted based on its quality score multiplied by its weight in the MSCI USA Index. Weights in the MSCI USA Sector Neutral Quality Index are next normalized so that sectors in the MSCI USA Sector Neutral Quality Index represent the same weight as in the MSCI USA Index. Additionally, each individual issuer is capped at 5%. The MSCI USA Sector Neutral Quality Index is rebalanced on a semi-annual basis. As of July 31, 2025, there were 125 securities in the MSCI USA Sector Neutral Quality Index. As of July 31, 2025, a significant portion of the MSCI USA Sector Neutral Quality Index is represented by securities of companies in the consumer goods and services and technology industries or sectors. The components of the MSCI USA Sector Neutral Quality Index are likely to change over time.
iShares MSCI USA Size Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks with relatively smaller average market capitalization. The fund seeks to track the investment results of the MSCI USA Low Size Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI Inc. (“MSCI”). The MSCI USA Low Size Index seeks to achieve a low size exposure, where “low size” refers to a relatively smaller capitalization within the market capitalization range of the MSCI USA Index. The MSCI USA Low Size Index is constructed by applying a mathematical formula at each rebalancing that reweights the components of the MSCI USA Index, such that the representation of smaller capitalization companies is increased relative to larger capitalization companies. In addition, at each rebalancing, MSCI calculates a “constraint factor” for each component. The constraint factor is the ratio of the component’s weight in the MSCI USA Low Size Index to that component’s weight in the MSCI USA Index. The constraint factor is held constant between each rebalancing, except in the case of corporate events (as defined by MSCI). Changes in the relative weight of an individual component in the MSCI USA Index due to market appreciation/depreciation result in that component increasing/decreasing in weight in the MSCI USA Low Size Index to hold the constraint factor for that component constant between each rebalancing. The MSCI USA Low Size Index is rebalanced semi-annually. As of July 31, 2025, there are 544 component securities in the MSCI USA Low Size Index. As of July 31, 2025, a significant portion of the MSCI USA Low Size Index is represented by securities of companies in the consumer goods and services, financials, industrials and technology industries or sectors. The components of the MSCI USA Low Size Index are likely to change over time.
iShares MSCI USA Small‑Cap Min Vol Factor ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market. The fund seeks to track the investment results of the MSCI USA Small Cap Minimum Volatility (USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of small-capitalization U.S. equities that in the aggregate are expected to have lower volatility characteristics relative to the small-capitalization U.S. equity market. In constructing the MSCI USA Small Cap Minimum Volatility (USD) Index, MSCI uses a rules-based methodology to select securities from the MSCI USA Small Cap Index, which is a capitalization-weighted index that represents approximately 14% of the free float-adjusted market capitalization in the U.S., and to determine the weightings of such securities in the MSCI USA Small Cap Minimum Volatility (USD) Index. MSCI seeks to optimize the MSCI USA Small Cap Index such that the resulting portfolio exhibits the lowest absolute volatility, as measured by MSCI, while applying constraints based on turnover, established minimum and maximum weightings of index constituents and sectors, as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI USA Small Cap Minimum Volatility (USD) Index Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. As of July 31, 2025, a significant portion of the MSCI USA Small Cap Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services and healthcare industries or sectors. The components of the MSCI USA Small Cap Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI USA Value Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks with value characteristics and relatively lower valuations. The fund seeks to track the investment results of the MSCI USA Enhanced Value Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI Inc. (“MSCI”). The MSCI USA Enhanced Value Index is designed to measure the performance of securities in the MSCI USA Index that exhibit higher value characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the MSCI USA Enhanced Value Index, MSCI calculates a “value score” for each security in the MSCI USA Index using three variables: price‑to‑book value, price‑to‑forward earnings and enterprise value‑to‑cash flow from operations. MSCI assigns weights by multiplying a component’s value score by its market capitalization. Weights in the MSCI USA Enhanced Value Index are next normalized so that sectors in the MSCI USA Enhanced Value Index represent the same weight as in the MSCI USA Index. MSCI uses an algorithm to determine the number of components in the MSCI USA Enhanced Value Index based on the number of constituents in the MSCI USA Index. The number of components is evaluated semi-annually. As of July 31, 2025, there were 149 securities in the MSCI USA Enhanced Value Index. As of July 31, 2025, a significant portion of the MSCI USA Enhanced Value Index is represented by securities of companies in the consumer goods and services and technology industries or sectors. The components of the MSCI USA Enhanced Value Index are likely to change over time.
iShares International Developed Real Estate ETF seeks to track the investment results of an index composed of real estate equities in developed non‑U.S. markets. The fund seeks to track the investment results of the FTSE EPRA Nareit Developed ex US Index, which measures the performance of companies engaged in the ownership, trading and development of income-producing real estate in the developed real estate markets (except for the U.S.) as defined by FTSE EPRA Nareit. As of April 30, 2025, the FTSE EPRA Nareit Developed ex US Index was composed of securities of companies in the following countries or regions: Australia, Austria, Belgium, Canada, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Slovenia, South Korea, Spain, Sweden, Switzerland and the United Kingdom. As of April 30, 2025, a significant portion of the FTSE EPRA Nareit Developed ex US Index includes companies offering various real estate services, real estate operating companies and real estate investment trusts. The components of the FTSE EPRA Nareit Developed ex US Index are likely to change over time.
iShares U.S. Equity Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX U.S. Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX U.S. Equity Factor Index is composed of large- and mid‑capitalization equity securities from the STOXX USA 900 index that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The STOXX U.S. Equity Factor Index also seeks to mitigate exposure to unintended systematic exposures, limit turnover and maintain a level of risk similar to that of the STOXX USA 900 Index. The STOXX USA 900 Index measures the performance of the largest 900 companies of the U.S. equity market, as defined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The size score seeks to measure an issuer’s market capitalization relative to other companies in the STOXX USA 900 Index. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX U.S. Equity Factor Index. STOXX also applies other constraints, such as sector exposures relative to the STOXX USA 900 Index, among others. The STOXX U.S. Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX U.S. Equity Factor Index consisted of approximately 285 constituents, and a significant portion of the STOXX U.S. Equity Factor Index is represented by securities of companies in the consumer goods and services and technology industries or sectors. The components of the STOXX U.S. Equity Factor Index are likely to change over time.
iShares U.S. Small‑Cap Equity Factor ETF seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX U.S. Small‑Cap Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX U.S. Small‑Cap Equity Factor Index is composed of small-capitalization equity securities from the STOXX US Small Cap Index that are selected and weighted using an optimization process designed to maximize exposure to four target factors: momentum, quality, value, and low volatility. The STOXX U.S. Small‑Cap Equity Factor Index seeks to control exposure to, among other things, industries, limit turnover and maintain a level of risk similar to that of the STOXX US Small Cap Index. The STOXX US Small Cap Index is a free float market capitalization-weighted index designed to measure the performance of small-capitalization companies in the U.S. Small capitalization companies, as calculated by STOXX, represent approximately the bottom 15% of the investable market capitalization in the U.S. securities market, as determined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12 month volatility, as calculated by STOXX. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX U.S. Small‑Cap Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX US Small Cap Index, among others. The STOXX U.S. Small‑Cap Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX U.S. Small‑Cap Equity Factor Index consisted of approximately 842 constituents, and a significant portion of the STOXX U.S. Small‑Cap Equity Factor Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the STOXX U.S. Small‑Cap Equity Factor Index are likely to change over time.
iShares MSCI Australia ETF seeks to track the investment results of an index composed of Australian equities. The fund seeks to track the investment results of the MSCI Australia Index, which is designed to measure the performance of large- and mid-capitalization segments of the Australian equity market. As of August 31, 2025, a significant portion of the MSCI Australian Index is represented by securities of companies in the financials and materials industries or sectors. The components of the MSCI Australian Index are likely to change over time.
iShares MSCI Canada ETF seeks to track the investment results of an index composed of Canadian equities. The fund seeks to track the investment results of the MSCI Canada Custom Capped Index, which is designed to measure broad-based equity performance in Canada. The MSCI Canada Custom Capped Index constrains at quarterly rebalance the weight of any single issuer to a maximum of 22.5% of the MSCI Canada Custom Capped Index. Additionally, the sum of the issuers that individually constitute more than 4.75% of the weight of the MSCI Canada Custom Capped Index will not exceed a maximum of 22.5% of the weight of the MSCI Canada Custom Capped Index in the aggregate. Between quarterly rebalances, the MSCI Canada Custom Capped Index constrains weight of any single issuer to a maximum of 22.5% of the MSCI Canada Custom Capped Index and constrains the sum of the issuers that individually constitute more than 5% of the weight of the MSCI Canada Custom Capped Index to maximum of 24% of the weight of the MSCI Canada Custom Capped Index in the aggregate. The MSCI Canada Custom Capped Index is a variation of the MSCI Canada Index, designed to take into account the investment diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. The MSCI Canada Custom Capped Index includes large- and mid‑capitalization companies and may change over time. As of August 31, 2025, a significant portion of the MSCI Canada Custom Capped Index is represented by securities of companies in the energy and financials industries or sectors. The components of the MSCI Canada Custom Capped Index are likely to change over time.
iShares MSCI EAFE ETF seeks to track the investment results of an index composed of large- and mid‑capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Index, which has been developed by MSCI Inc. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure large- and mid‑capitalization equity market performance of developed markets outside of the U.S. and Canada. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. As of July 31, 2025, the MSCI EAFE Index consisted of securities from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI EAFE Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the MSCI EAFE Index are likely to change over time.
iShares MSCI EAFE Small‑Cap ETF seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Small Cap Index, which represents the small-capitalization segment of the MSCI EAFE IMI Index. The MSCI EAFE IMI Index is an equity index developed by MSCI Inc. (“MSCI”) that captures large-, mid‑ and small-capitalization representation across developed markets outside of the U.S. and Canada. Constituents of the MSCI EAFE Small Cap Index include securities from Europe, Australasia and the Far East. Under MSCI’s Global Investable Market Index (IMI) methodology, the small-capitalization universe consists of securities of those companies not included in the large-

capitalization or mid‑capitalization segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small‑cap segment covers the 85%‑99% range of each market’s free float-adjusted market capitalization. As of July 31, 2025, the MSCI EAFE Small Cap Index consisted of securities from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI EAFE Small Cap Index is represented by securities of companies in the consumer goods and services and industrials industries or sectors. The components of the MSCI EAFE Small Cap Index are likely to change over time.
iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large- and mid‑capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. As of August 31, 2025, the MSCI Emerging Markets Index consisted of securities from the following 24 emerging market countries or regions: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI Emerging Markets Index includes large- and mid- capitalization companies and may change over time. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI Emerging Markets Index are likely to change over time.
iShares MSCI Emerging Markets Small‑Cap ETF seeks to track the investment results of an index composed of small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index, which is designed to measure the performance of equity securities of small-capitalization companies in emerging market countries. As of August 31, 2025, the MSCI Emerging Markets Small Cap Index consisted of issuers in the following 24 emerging market countries or regions: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Small Cap Index is represented by securities of companies in the consumer goods and services, industrials and technology industries or sectors. The components of the MSCI Emerging Markets Small Cap Index are likely to change over time.
iShares MSCI Eurozone ETF seeks to track the investment results of an index composed of large- and mid‑capitalization equities from developed market countries that use the euro as their official currency. The fund seeks to track the investment results of the MSCI EMU Index, which consists of securities from the following 10 developed market countries or regions: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. The MSCI EMU Index includes large- and mid‑capitalization companies and may change over time. As of August 31, 2025, a significant portion of the MSCI EMU Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI EMU Index are likely to change over time.
iShares MSCI France ETF seeks to track the investment results of an index composed of French equities. The fund seeks to track the investment results of the MSCI France Index, which is designed to measure the performance of the large- and mid‑capitalization segments of the French equity market. As of August 31, 2025, a significant portion of the MSCI France Index is represented by securities of companies in the consumer goods and services and industrials industries or sectors. The components of the MSCI France Index are likely to change over time.
iShares MSCI Germany ETF seeks to track the investment results of an index composed of German equities. The fund seeks to track the investment results of the MSCI Germany Index, which is designed to measure the performance of the large- and mid‑capitalization segments of the German equity market. As of August 31, 2025, a significant portion of the MSCI Germany Index is represented by securities of companies in the financials, industrials and technology industries or sectors. The components of the MSCI Germany Index are likely to change over time.
iShares MSCI Japan ETF seeks to track the investment results of an index composed of Japanese equities. The fund seeks to track the investment results of the MSCI Japan Index, which is designed to measure the performance of the large- and mid‑capitalization segments of the Japanese equity market. As of August 31, 2025, a significant portion of the MSCI Japan Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI Japan Index are likely to change over time.
iShares MSCI United Kingdom ETF seeks to track the investment results of an index composed of U.K. equities. The fund seeks to track the investment results of the MSCI United Kingdom Index, which is designed to measure the performance of the large- and mid-capitalization segments of the United Kingdom market. As of August 31, 2025, a significant portion of the MSCI United Kingdom Index is represented by securities of companies in the consumer goods and services and financials industries or sectors. The components of the MSCI United Kingdom Index are likely to change over time.
iShares North American Natural Resources ETF seeks to track the investment results of an index composed of North American equities in the natural resources sector. The fund seeks to track the investment results of the S&P North

American Natural Resources Sector Index, which measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, as determined by S&P Dow Jones Indices LLC. The S&P North American Natural Resources Sector Index includes companies that are classified under the GICS® energy and materials sectors, excluding the chemicals industry, and steel sub‑industry. The S&P North American Natural Resources Sector Index includes large-, mid‑ and small-capitalization companies and may change over time. As of March 31, 2025, a significant portion of the S&P North American Natural Resources Sector Index is represented by securities of companies in the energy, materials and natural resources industries or sectors. The components of the S&P North American Natural Resources Sector Index are likely to change over time.
iShares Russell 2000 ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities. The fund seeks to track the investment results of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell (“Russell”). The Russell 2000® Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by Russell. The Russell 2000® Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,953 smallest issuers in the Russell 3000 Index. As of March 31, 2025, the Russell 2000® Index represented approximately 5% of the total market capitalization of the Russell 3000 Index. As of March 31, 2025, a significant portion of the Russell 2000® Index is represented by securities of companies in the financials, healthcare and industrials industries or sectors. The components of the Russell 2000® Index are likely to change over time.
iShares Russell Mid‑Cap ETF seeks to track the investment results of an index composed of mid‑capitalization U.S. equities. The fund seeks to track the investment results of the Russell Midcap Index, which measures the performance of the mid‑capitalization sector of the U.S. equity market, as defined by FTSE Russell (“Russell”). The Russell Midcap Index is a subset of the Russell 1000® Index, which measures the performance of the large- and mid‑capitalization sectors of the U.S. equity market, as defined by Russell. As of March 31, 2025, the Russell Midcap Index represented approximately 23% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Index is a float-adjusted capitalization-weighted index of equity securities issued by the 808 smallest issuers in the Russell 1000 Index. As of March 31, 2025, a significant portion of the Russell Midcap Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Russell Midcap Index are likely to change over time.
iShares U.S. Real Estate ETF seeks to track the investment results of an index composed of U.S. equities in the real estate sector. The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Capped Index, which measures the performance of the real estate sector of the U.S. equity market, as defined by S&P Dow Jones Indices LLC (“SPDJI”). The Dow Jones U.S. Real Estate Capped Index uses a capping methodology to limit the weight of the securities of any single issuer (as determined by SPDJI) to a maximum of 10% of the Dow Jones U.S. Real Estate Capped Index. Additionally, the Dow Jones U.S. Real Estate Capped Index constrains at each quarterly review: (i) the weight of any single issuer to a maximum of 10%, and (ii) the aggregate weight of all issuers that individually exceed 4.50% of the index weight to a maximum of 22.50%. Between scheduled quarterly index reviews, the Dow Jones U.S. Real Estate Capped Index is rebalanced at the end of any day on which all issuers that individually constitute more than 5% of the weight of the Dow Jones U.S. Real Estate Capped Index constitute more than 25% of the weight of the Dow Jones U.S. Real Estate Capped Index in the aggregate. In implementing this capping methodology, SPDJI may consider two or more companies as belonging to the same issuer where there is reasonable evidence of common control. As of March 31, 2025, a significant portion of the Dow Jones U.S. Real Estate Capped Index is represented by securities of companies in the real estate investment trust industry or sector. The components of the Dow Jones U.S. Real Estate Capped Index are likely to change over time.
Fixed Income ETFs
iShares 0‑5 Year TIPS Bond ETF seeks to track the investment results of the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” that have a remaining maturity of less than or equal to five years. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the non‑seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that, as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Qualifying securities must have less than or equal to five years remaining to final maturity as of the rebalancing date and at least $300 million of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account (“SOMA”). In addition, the securities in the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index must have a fixed coupon schedule and must be denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index are government agency debt with or without a government guarantee, securities issued or marketed primarily to retail investors, floating rate notes, cash management and Treasury bills, original issue zero coupon securities and Separate Trading of Registered Interest and Principal Securities (or “STRIPs”). However, the amounts outstanding of qualifying securities in the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index are not reduced by any portions of such securities that have been stripped after inclusion in the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index. Index constituents are market capitalization weighted based on amounts outstanding reduced by amounts held by the Federal Reserve SOMA. The ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index is rebalanced on the last calendar day of each month.
iShares 1‑3 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the ICE® U.S. Treasury 1‑3 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of February 28, 2025, there were 96 issues in the ICE® U.S. Treasury 1‑3 Year Bond Index. The ICE® U.S. Treasury 1‑3 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 1‑3 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 1‑3 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 1‑3 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 1‑3 Year Bond Index are updated on the last calendar day of each month.
iShares 3‑7 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The fund seeks to track the investment results of the ICE® U.S. Treasury 3‑7 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of February 28, 2025, there were 92 issues in the ICE® U.S. Treasury 3‑7 Year Bond Index. The ICE® U.S. Treasury 3‑7 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 3‑7 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 3‑7 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 3‑7 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 3‑7 Year Bond Index are updated on the last calendar day of each month.
iShares 7‑10 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years. The fund seeks to track the investment results of the ICE® U.S. Treasury 7‑10 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of February 28, 2025, there were 12 issues in the ICE® U.S. Treasury 7‑10 Year Bond Index. The ICE® U.S. Treasury 7‑10 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 7‑10 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 7‑10 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 7‑10 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 7‑10 Year Bond Index are updated on the last calendar day of each month.
iShares 10‑20 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years. The fund seeks to track the investment results of the ICE® U.S. Treasury 10‑20 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years. As of February 28, 2025, there were 50 issues in the ICE® U.S. Treasury 10‑20 Year Bond Index. The ICE® U.S. Treasury 10‑20 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 10‑20 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 10‑20 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 10‑20 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 10‑20 Year Bond Index are updated on the last calendar day of each month.

iShares 20+ Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. The fund seeks to track the investment results of the ICE® U.S. Treasury 20+ Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. As of February 28, 2025, there were 40 issues in the ICE® U.S. Treasury 20+ Year Bond Index. The ICE® U.S. Treasury 20+ Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 20+ Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 20+ Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 20+ Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 20+ Year Bond Index are updated on the last calendar day of each month.
iShares Broad USD Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds. The fund seeks to track the investment results of the ICE® BofA® US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market. As of February 28, 2025, there were 10,773 issues in the ICE® BofA® US Corporate Index. As of February 28, 2025, a significant portion of the ICE® BofA® US Corporate Index is represented by securities of companies in the financials industry or sector. The components of the ICE® BofA® US Corporate Index are likely to change over time. The ICE® BofA® US Corporate Index consists of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. ICE Data Indices, LLC deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the ICE® BofA® US Corporate Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the ICE® BofA® US Corporate Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax‑exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The ICE® BofA® US Corporate Index is market capitalization-weighted, and the securities in the ICE® BofA® US Corporate Index are updated on the last calendar day of each month.
iShares Core U.S. Aggregate Bond ETF seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The fund seeks to track the investment results of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) bond market. As of February 28, 2025, there were 13,723 issues in the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) that are publicly offered for sale in the U.S. As of February 28, 2025, a significant portion of the Bloomberg U.S. Aggregate Bond Index is represented by MBS and U.S. Treasury securities. The components of the Bloomberg U.S. Aggregate Bond Index are likely to change over time. The securities in the Bloomberg U.S. Aggregate Bond Index must have $300 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have lower minimum thresholds as defined by Bloomberg. In addition, the securities in the Bloomberg U.S. Aggregate Bond Index must be denominated in U.S. dollars and must be fixed-rate, non-convertible and taxable. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds), are excluded from the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is market capitalization-weighted, and the securities in the Bloomberg U.S. Aggregate Bond Index are updated on the last business day of each month. As of February 28, 2025, approximately 25.0% of the bonds represented in the Bloomberg U.S. Aggregate Bond Index were U.S. fixed-rate agency MBS. Such securities are issued by entities such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and are backed by pools of mortgages. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to‑be‑announced (“TBA”) transactions). The fund may enter into such contracts on a regular basis. The fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the fund’s own fees and expenses. The fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
iShares Systematic Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment grade or high yield.

The Fund seeks to track the BlackRock Universal Systematic Bond Index, which allocates across four components: U.S. Treasury securities, U.S. dollar-denominated mortgage-backed securities (“MBS”), and U.S. dollar-denominated investment-grade and high-yield corporate bonds. The allocations are determined relative to a broader starting universe based on factors including the prevailing economic regime and the prevailing interest rate environment (both described in more detail below), as determined by BlackRock Index Services, LLC.
BlackRock Index Services, LLC begins with a starting universe composed of the four components of the BlackRock Universal Systematic Bond Index as well as the following U.S. dollar-denominated instruments, each of which must meet certain eligibility requirements: U.S. agencies, investment-grade foreign government-related bonds, investment-grade Eurodollar bonds, and investment-grade 144A bonds.
The first step in constructing the BlackRock Universal Systematic Bond Index is to assign an initial strategic overweight to high-yield corporate bonds relative to the starting universe (where the components are market value-weighted). This is achieved by taking a pro rata share from the weight of the U.S. Treasuries and MBS components. The weight of the high-yield corporate bond component is then increased or decreased based on BlackRock Index Services, LLC’s assessment of the prevailing economic regime. The weight adjustment is achieved by taking a pro rata share from, or giving pro rata to, the weight of the following components: U.S. agencies, MBS and investment-grade corporate bonds, foreign government-related bonds, Eurodollar bonds, and 144A bonds.
BlackRock Index Services, LLC’s economic regime assessment uses prices and option-adjusted spreads from the high-yield market to determine whether there is a risk‑on or risk‑off environment. Depending on the intensity of the risk environment, the risk‑on weight adjustment is either +2% or +4%, and the risk‑off weight adjustment is either ‑2% or ‑4%.
The next step is to perform two substitutions where the aggregate weight of the securities being introduced to the BlackRock Universal Systematic Bond Index matches the aggregate weight of the respective component(s) being replaced. The U.S. agencies, investment-grade corporate bonds, investment-grade foreign government-related bonds, investment-grade Eurodollar bonds and investment-grade 144A bonds from the starting universe are replaced solely with investment-grade corporate bonds within a 1‑10 year maturity band that have passed a credit quality screen and have a tilt toward credit value, as described below. The bonds within the high-yield corporate bond component of the starting universe are replaced with high-yield corporate bonds that have passed a credit quality screen and tilt toward credit value.
The credit quality screen is based on probability of default, which is an issuer-level measure that BlackRock Index Services, LLC primarily determines based on a company’s financial health, industry characteristics, and the market environment. Corporate issuers are grouped according to customized credit ratings, and within each group, bonds from issuers with the highest probability of default are removed. Securities without an estimated probability of default (e.g., private issuers) or with insufficient, incomplete, or stale market data also are removed.
The tilt towards credit value is achieved by using an optimization approach to increase the weight of corporate bonds with higher default-adjusted spreads. The default-adjusted spread seeks to reflect the yield of a bond, taking into account its potential for default and the expected recovery rate in case of default. The optimization approach also includes constraints in an effort to cap turnover, limit issuer concentration, avoid less liquid bonds and maintain overall risk exposures generally in line with a broader corporate bond component.
Finally, BlackRock Index Services, LLC classifies the prevailing interest rate environment as either “falling rates” or “rising rates” to set the target duration for the BlackRock Universal Systematic Bond Index. During periods of falling (rising) interest rates, the BlackRock Universal Systematic Bond Index’s target duration will be up to 10% greater (less) than the duration of the starting universe. The magnitude of the target duration adjustment is determined by evaluating short-term and long-term bond return volatility. The higher that short-term volatility is relative to long-term volatility, the smaller the adjustment will be. The target duration is achieved by optimizing the U.S. Treasuries component while tilting toward bonds that BlackRock Index Services, LLC deems to be undervalued and minimizing transaction costs.
The BlackRock Universal Systematic Bond Index is rebalanced monthly. Interest and principal payments earned by index constituents are held as cash in the BlackRock Universal Systematic Bond Index until month‑end. The cash is removed from the BlackRock Universal Systematic Bond Index at the rebalance and reinvested pro rata across the entire index.
As of May 30, 2025, approximately 92% of the BlackRock Universal Systematic Bond Index consisted of issuers organized or located in the United States, and there were 1,212 issues in the BlackRock Universal Systematic Bond Index from issuers in 11 countries or regions. The BlackRock Universal Systematic Bond Index may include large-, mid‑ or small-capitalization issuers. As of May 30, 2025, a significant portion of the BlackRock Universal Systematic Bond Index is invested in bonds of issuers in the financials industry or sector, MBS, and investment-grade corporate bonds. The components of the BlackRock Universal Systematic Bond Index are likely to change over time.
iShares Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds. The fund seeks to track the investment results of the Bloomberg U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of February 28, 2025, there were 9,762 issues in the Bloomberg U.S. Government/Credit Bond Index. As of February 28, 2025, a significant portion of the Bloomberg U.S. Government/Credit Bond Index is represented by U.S. Treasury securities. The components of the Bloomberg U.S. Government/Credit Bond Index are likely to change over time. The Bloomberg U.S. Government/Credit Bond Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have $300 million or more of outstanding face value. In addition, the securities in the Bloomberg U.S. Government/Credit Bond Index must be denominated in U.S. dollars and must be fixed-rate and non‑convertible. Excluded from the Bloomberg U.S. Government/Credit Bond Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Bloomberg U.S. Government/Credit Bond Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds). The Bloomberg U.S. Government/Credit Bond Index is market capitalization-weighted and the securities in the Bloomberg U.S. Government/Credit Bond Index are updated on the last business day of each month.
iShares iBoxx $ High Yield Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index, which is a rules-based index consisting of U.S. dollar-denominated, high yield (as determined by Markit Indices Limited (“Markit”)) corporate bonds for sale in the U.S. The Markit iBoxx® USD Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Markit iBoxx® USD Liquid High Yield Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Markit iBoxx® USD Liquid High Yield Index. As of February 28, 2025, the Markit iBoxx® USD Liquid High Yield Index included approximately 1,226 constituents. As of February 28, 2025, a significant portion of the Markit iBoxx® USD Liquid High Yield Index is represented by securities of companies in the consumer goods and services industry or sector. The components of the Markit iBoxx® USD Liquid High Yield Index are likely to change over time. Bonds in the Markit iBoxx® USD Liquid High Yield Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. As of June 27, 2025, the bonds eligible for inclusion in the Markit iBoxx® USD Liquid High Yield Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of sub‑investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; (vi) have at least one year to maturity; and (vii) have at least one year and 6 months to maturity for new index insertions.
iShares iBoxx $ Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index, which is a rules-based index consisting of U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited (“Markit”)) corporate bonds for sale in the U.S. The Markit iBoxx® USD Liquid Investment Grade Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Markit iBoxx® USD Liquid Investment Grade Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Markit iBoxx® USD Liquid Investment Grade Index. As of February 28, 2025, the Markit iBoxx® USD Liquid Investment Grade Index included approximately 2,888 constituents. As of February 28, 2025, a significant portion of the Markit iBoxx® USD Liquid Investment Grade Index is represented by securities of companies in the consumer goods and services and financials industries or sectors. The components of the Markit iBoxx® USD Liquid Investment Grade Index are likely to change over time. The Markit iBoxx® USD Liquid Investment Grade Index is a subset of the Markit iBoxx USD Corporate Bond Index, which as of February 28, 2025 is an index of 8,368 investment-grade bonds. Bonds in the Markit iBoxx® USD Liquid Investment Grade Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. As of June 27, 2025, the bonds eligible for inclusion in the Markit iBoxx® USD Liquid Investment Grade Index consist of U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of investment grade (ratings from Fitch Ratings, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; (v) have at least three years to maturity; and (vi) have at least three years and 6 months to maturity for new index insertions.
iShares Intermediate Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S.

Treasury bonds, government-related bonds (i.e., U.S. and non‑U.S. agencies, sovereign, supranational and local authority debt) and investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) U.S. corporate bonds that have a remaining maturity of greater than one year and less than ten years. As of February 28, 2025, there were 6,295 issues in the Bloomberg U.S. Intermediate Government/Credit Bond Index. As of February 28, 2025, a significant portion of the Bloomberg U.S. Intermediate Government/Credit Bond Index is represented by U.S. Treasury securities. The components of the Bloomberg U.S. Intermediate Government/Credit Bond Index are likely to change over time. The Bloomberg U.S. Intermediate Government/Credit Bond Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than one year and less than ten years remaining to maturity and have $300 million or more of outstanding face value. In addition, the securities in the Bloomberg U.S. Intermediate Government/Credit Bond Index must be denominated in U.S. dollars and must be fixed-rate and non‑convertible. Excluded from the Bloomberg U.S. Intermediate Government/Credit Bond Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Bloomberg U.S. Intermediate Government/Credit Bond Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds). The Bloomberg U.S. Intermediate Government/Credit Bond Index is market capitalization-weighted and the securities in the Bloomberg U.S. Intermediate Government/Credit Bond Index are updated on the last business day of each month.
iShares 5‑10 Year Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities between five and ten years. The fund seeks to track the investment results of the ICE® BofA® 5‑10 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to five years and less than ten years. As of February 28, 2025, there were 2,885 issues in the ICE® BofA® 5‑10 Year US Corporate Index. As of February 28, 2025, a significant portion of the ICE® BofA® 5‑10 Year US Corporate Index is represented by securities of companies in the financials industry or sector. The components of the ICE® BofA® 5‑10 Year US Corporate Index are likely to change over time. The ICE® BofA® 5‑10 Year US Corporate Index consists of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that have a remaining maturity of greater than or equal to five years and less than ten years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. ICE Data Indices, LLC deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the ICE® BofA® 5‑10 Year US Corporate Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the ICE® BofA® 5‑10 Year US Corporate Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax‑exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The ICE® BofA® 5‑10 Year US Corporate Index is market capitalization-weighted, and the securities in the ICE® BofA® 5‑10 Year US Corporate Index are updated on the last calendar day of each month. Under normal circumstances, the fund will seek to maintain a weighted average maturity that is greater than three years and lower than 10 years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the fund’s portfolio.
iShares J.P. Morgan USD Emerging Markets Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBI® Global Core Index, which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the J.P. Morgan EMBI® Global Core Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. The J.P. Morgan EMBI® Global Core Index was composed of securities issued by entities in 53 countries as of October 31, 2024. As of October 31, 2024, the J.P. Morgan EMBI® Global Core Index’s five highest weighted countries were Indonesia, Mexico, Saudi Arabia, Turkey and the United Arab Emirates. The J.P. Morgan EMBI® Global Core Index may change its composition and weighting monthly upon rebalancing. The J.P. Morgan EMBI® Global Core Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are defined as entities that are 100% guaranteed or 100% owned by the national government and reside in the index-eligible country. To be considered for inclusion in the J.P. Morgan EMBI® Global Core Index, instruments must (i) be denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least 2.5 years until maturity to be eligible for inclusion and, at each subsequent rebalance, have at least one year until maturity to remain in the index, (iv) be able to settle internationally through Euroclear or another institution domiciled outside the issuing country and (v) have bid and offer prices that are available on a daily and timely basis sourced from a third party valuation vendor. As of October 31, 2024, the J.P. Morgan EMBI® Global Core Index consisted of both investment-grade and non‑investment‑grade bonds (commonly referred to as “junk bonds”), each as defined by JPMorgan Chase & Co. Convertible bonds are not eligible for inclusion in the J.P. Morgan EMBI® Global Core Index. The J.P. Morgan EMBI® Global Core Index is market value-weighted and is rebalanced monthly on the last business day of the month. Eligible issuer countries must have (1) gross national income below the Index Income Ceiling for three consecutive years or (2) an Index Purchasing Power Parity Ratio (the “IPR”) below the emerging market IPR threshold, each as defined by JPMorgan Chase & Co., for three consecutive years.
iShares MBS ETF seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies. The fund seeks to track the investment results of the Bloomberg U.S. MBS Index, which measures the performance of investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) mortgage-backed pass-through securities (“MBS”) issued and/or guaranteed by U.S. government agencies or sponsored entities. The Bloomberg U.S. MBS Index includes fixed-rate MBS issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) that have 30‑, 20‑, or 15‑year maturities. All securities in the Bloomberg U.S. MBS Index must have a remaining weighted average maturity of at least one year. In addition, the securities in the Bloomberg U.S. MBS Index must be denominated in U.S. dollars and must be non‑convertible. The Bloomberg U.S. MBS Index is market capitalization-weighted and the securities in the Bloomberg U.S. MBS Index are updated on the last business day of each month. As of February 28, 2025, approximately 100% of the bonds represented in the Bloomberg U.S. MBS Index were U.S. agency MBS. Most transactions in MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to‑be‑announced (“TBA”) transactions). The fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the fund’s own fees and expenses. The fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
iShares National Muni Bond ETF seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds. The fund seeks to track the investment results of the ICE® AMT‑Free US National Municipal Index, which measures the performance of U.S. dollar denominated investment grade tax‑exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions. As of February 28, 2025, there were 24,426 issues in the ICE® AMT‑Free US National Municipal Index. As of February 28, 2025, a significant portion of the ICE® AMT‑Free US National Municipal Index is represented by municipal bonds. The components of the ICE® AMT‑Free US National Municipal Index are likely to change over time. The ICE® AMT‑Free US National Municipal Index includes municipal bonds, the interest of which is exempt from Federal income taxes and not subject to alternative minimum tax. Each bond in the ICE® AMT‑Free US National Municipal Index must have a rating of at least BBB‑ by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global, Baa3 by Moody’s Investors Service, Inc., or BBB‑ by Fitch Ratings, Inc. A bond must be rated by at least one of these three rating agencies in order to qualify for the ICE® AMT‑Free US National Municipal Index, and the lowest rating will be used in determining if the bond is investment grade. Each bond in the ICE® AMT‑Free US National Municipal Index must be a constituent of an offering where the original offering amount was at least $100 million and have a minimum par amount (i.e., currently outstanding face value) of $15 million. In addition, each bond must have a minimum remaining term to final maturity greater than or equal to one calendar month to be included in the ICE® AMT‑Free US National Municipal Index. The ICE® AMT‑Free US National Municipal Index is a market-value weighted index and is subject to a capping methodology that aims at reducing index concentration. The ICE® AMT‑Free US National Municipal Index is rebalanced on the last calendar day of the month.
iShares 1‑5 Year Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities between one and five years. The fund seeks to track the investment results of the ICE® BofA® 1‑5 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year and less than five years. As of February 28, 2025, there were 4,075 issues in the ICE® BofA® 1‑5 Year US Corporate Index. As of February 28, 2025, a significant portion of the ICE® BofA® 1‑5 Year US Corporate Index is represented by securities of companies in the financials industry or sector. The components of the ICE® BofA® 1‑5 Year US Corporate Index are likely to change over time. The ICE® BofA® 1‑5 Year US Corporate Index consists of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that have a remaining maturity of greater than or equal to one year and less than five years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. ICE Data Indices, LLC deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the ICE® BofA® 1‑5 Year US Corporate Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the ICE® BofA® 1‑5 Year US Corporate Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax‑exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The ICE® BofA® 1‑5 Year US Corporate Index is market capitalization-weighted, and the securities in the ICE® BofA® 1‑5 Year US Corporate Index are updated on the last calendar day of each month. Under normal circumstances, the fund will seek to maintain a weighted average maturity that is less than or equal to three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the fund’s portfolio.

iShares 0-1 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities of one year or less. The fund seeks to track the investment results of the ICE® Short US Treasury Securities Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of less than or equal to one year. Under normal circumstances, the fund will seek to maintain a weighted average maturity of less than one year. Weighted average maturity is the U.S. dollar weighted average of the remaining term to maturity of the underlying securities in the fund’s portfolio. As of February 28, 2025, there were 104 components in the ICE® Short US Treasury Securities Index. The ICE® Short US Treasury Securities Index is market value-weighted based on amounts outstanding of issuances consisting of publicly issued U.S. Treasury securities that have a remaining term to final maturity of less than or equal to one year as of the rebalance date and $1 billion or more of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account. In addition, the securities in the ICE® Short US Treasury Securities Index must have a fixed coupon schedule and be denominated in U.S. dollars. Excluded from the ICE® Short US Treasury Securities Index are inflation-linked debt and zero‑coupon bonds that have been stripped from coupon-paying bonds (e.g., Separate Trading of Registered Interest and Principal of Securities). However, the amounts outstanding of qualifying coupon securities in the ICE® Short US Treasury Securities Index are not reduced by any individual components of such securities (i.e., coupon or principal) that have been stripped after inclusion in the ICE® Short US Treasury Securities Index. The ICE® Short US Treasury Securities Index is rebalanced on the last calendar day of each month. The ICE® Short US Treasury Securities Index’s cash from coupon payments and the proceeds of maturing component securities will receive a return equal to that of the ICE® US 1-Month Treasury Bill Index from the point of which cash is received until the end of the month. The ICE® Short US Treasury Securities Index’s cash position is treated as cash and cash equivalents by the fund, so the fund may have material positions in cash and cash equivalents, including money market funds. Prior to October 31, 2025, the cash from coupon payments and the proceeds of maturing component securities did not earn any reinvestment income.
iShares TIPS Bond ETF seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds. The fund seeks to track the investment results of the ICE® U.S. Treasury Inflation Linked Bond Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” that have a remaining maturity of more than one year. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that, as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Qualifying securities must have more than one year remaining to final maturity as of the rebalancing date and at least $300 million of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account (“SOMA”). In addition, the securities in the ICE® U.S. Treasury Inflation Linked Bond Index must have a fixed coupon schedule and must be denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury Inflation Linked Bond Index are government agency debt with or without a government guarantee, securities issued or marketed primarily to retail investors, floating rate notes, cash management and Treasury bills, original issue zero coupon securities and Separate Trading of Registered Interest and Principal Securities (or “STRIPs”). However, the amounts outstanding of qualifying securities in the ICE® U.S. Treasury Inflation Linked Bond Index are not reduced by any portions of such securities that have been stripped after inclusion in the ICE® U.S. Treasury Inflation Linked Bond Index. Index constituents are market capitalization weighted based on amounts outstanding reduced by amounts held by the Federal Reserve SOMA. The ICE® U.S. Treasury Inflation Linked Bond Index is rebalanced on the last calendar day of each month.
The “Dow Jones U.S. Real Estate Capped IndexTM,” “S&P 500®,” “S&P National AMT‑Free Municipal Bond IndexTM” and “S&P North American Natural Resources Sector IndexTM” (collectively, the “S&P Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by BFA or its affiliates. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”), the “S&P North American Natural Resources Sector IndexTM” is a trademark of S&P Dow Jones LLC, a subsidiary of McGraw Hill Financial, Inc.; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by iShares Trust. The iShares Core S&P 500 ETF, iShares National Muni Bond ETF, iShares North American Natural Resources ETF and iShares U.S. Real Estate ETF (collectively, the “iShares S&P Funds”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates (collectively, “S&P Dow Jones Indices”). None of such parties makes any representation regarding the advisability of investing in such product(s); nor do they have any liability for any errors, omissions, or interruptions of the S&P Indexes.
BLOOMBERG® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). “Bloomberg U.S. Aggregate Bond Index,” “Bloomberg U.S. Fixed Income Balanced Risk Index,” “Bloomberg U.S. Government/Credit Bond Index,” “Bloomberg U.S. Intermediate Government/Credit Bond Index,” “Bloomberg U.S. MBS Index,” “Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series‑L)” and “Bloomberg U.S. Universal

Index” (collectively, the “Bloomberg Indexes”) are trademarks of Bloomberg and its licensors and have been licensed for use for certain purposes by BFA or its affiliates.
“MSCI,” “MSCI ACWI Diversified Multiple-Factor Index,” “MSCI ACWI Index,” “MSCI Australia Index,” “MSCI Canada Custom Capped Index,” “MSCI EAFE Index,” “MSCI EAFE IMI Index,” “MSCI EAFE Minimum Volatility (USD) Index,” “MSCI Emerging Markets Index,” “MSCI Emerging Markets Minimum Volatility (USD) Index,” “MSCI Emerging Markets Small Cap Index,” “MSCI EMU Index,” “MSCI France Index,” “MSCI Germany Index,” “MSCI Japan Index” “MSCI United Kingdom Index,” “MSCI USA Diversified Multiple-Factor Index,” “MSCI USA Enhanced Value Index,” “MSCI USA Index,” “MSCI USA Low Size Index,” “MSCI USA Minimum Volatility (USD) Index,” “MSCI USA Momentum SR Variant Index,” “MSCI USA Sector Neutral Quality Index,” “MSCI USA Small Cap Diversified Multiple-Factor Index,” “MSCI USA Small Cap Index,” “MSCI World ex USA Diversified Multiple-Factor Index,” “MSCI World ex USA Enhanced Value Index,” “MSCI World ex‑USA Index,” “MSCI World ex USA Momentum Index,” “MSCI World ex USA Sector Neutral Quality Index,” “MSCI World ex USA Small Cap Diversified Multiple-Factor Index” and “MSCI World ex USA Small Cap Index” are servicemarks and “MSCI EAFE Small Cap Index” (collectively, the “MSCI Indexes”) is a trademark of MSCI Inc. (“MSCI”), and such marks have been licensed for use for certain purposes by BFA and its affiliates. The MSCI Indexes are not sponsored, endorsed, sold, or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the MSCI Indexes. iShares Core MSCI EAFE ETF, iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Min Vol Factor ETF, iShares MSCI EAFE Small‑Cap ETF, iShares MSCI Emerging Markets ETF, iShares MSCI Emerging Markets Min Vol Factor, iShares MSCI Emerging Markets Small‑Cap ETF, ETF, iShares MSCI Eurozone ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Global Multifactor ETF, iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Multifactor ETF, iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Small‑Cap Multifactor ETF, iShares MSCI Intl Value Factor ETF, iShares MSCI Japan ETF, iShares MSCI United Kingdom ETF, iShares MSCI USA Min Vol Factor ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Multifactor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Small‑Cap Min Vol Factor ETF, iShares MSCI USA Small‑Cap Multifactor ETF, iShares MSCI USA Value Factor ETF (collectively, the “iShares MSCI Funds”) are not sponsored, endorsed, sold or promoted by MSCI nor does MSCI make any representation regarding the advisability of investing in the iShares MSCI Funds.
“FTSE EPRA Nareit Developed ex-US Index,” “Russell,” “Russell Midcap® Index” and “Russell 2000® Index” are registered trademarks of FTSE Russell (“Russell”) and have been licensed for use for certain purposes by BFA or its affiliates.
“J.P. Morgan” and “J.P. Morgan EMBI® Global Core Index” are trademarks of JPMorgan Chase & Co. (“J.P. Morgan”) and have been licensed for use for certain purposes by BFA or its affiliates.
Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited (“Markit”), respectively, and have been licensed for use for certain purposes by BFA or its affiliates.
“ICE®” is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BFA or its affiliates. “BofA®” is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval.
iShares® and BlackRock® are registered trademarks of BFA and its affiliates.
A Further Discussion of Risk Factors

This section contains a description of the general risks of investing in the Funds. The “Investment Objectives and Policies” section in the SAI also includes more information about the Funds, their investments and the related risks. There can be no guarantee that a Fund will meet its investment objective or that a Fund’s performance will be positive for any period of time. Investors may lose money investing in a Fund. An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. Each Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to a Fund in the description of risks below may include the Underlying Funds, as applicable. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks of the Funds’ Investment Strategies

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds’ performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the Underlying Fund at a disadvantageous time and price. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk —The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.
Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark‑to‑market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non‑U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BFA cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
Risks Specific to Certain Derivatives Used by the Fund
Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two‑party contracts entered into for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the value(s) or cash flow(s) of one asset for another over a certain period of time. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.
Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund, the underlying funds and/or ETFs. The protection “buyer” may be obligated to pay the protection “seller” an up‑front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non‑U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non‑derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.
Commodity-Linked Notes — Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

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Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or generally adverse investor sentiment.

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Investments in Underlying Funds Risk — The Fund invests a portion of its assets in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds. Additionally, in managing the Fund, BFA will have the authority to select and substitute Underlying Funds and BFA may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to BFA or its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds.

One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.
In order to minimize expenses, the Fund intends generally to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act and the rules thereunder. Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Operational and Technology Risks — The Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, the Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, authorized participants, listing exchanges, other financial market operators, and governmental authorities, as applicable. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. The Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Fund invests, the Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Fund or erroneous subscription or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Fund.

While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.
Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name, if applicable; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized participant concentration risk may be heightened for an ETF because it may invest in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for authorized participants, which may limit the number of authorized participants that engage with an ETF.

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Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.
The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed, U.S. Treasury or other security (as permitted by the Fund’s investment strategies) concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments, depending on the underlying security. There is no assurance that dollar rolls can be successfully employed.

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Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments may adversely affect an Underlying Fund’s performance. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may significantly decrease the liquidity and value of the securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

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Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Should the Fund invest in a debt security denominated in U.S. dollars and issued by an issuer whose functional currency is a currency other than the U.S. dollar, and such currency decreases in value against the U.S. dollar, such issuer’s ability to repay its obligation under the U.S. dollar-denominated security may be negatively impacted.
Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value.
Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non‑U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.
Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non‑public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.
Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
Withholding Tax Reclaims Risk — The Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. The Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in the Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.

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Geographic Concentration Risk -— From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

∎	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

∎	Income Risk — The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — An Underlying Fund may seek to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the applicable Underlying Index as published by its index provider. There is no assurance that an index provider or any agents that may act on its behalf will compile an Underlying Index accurately, or that an Underlying Index will be determined, composed or calculated accurately. While the index providers provide descriptions of what the applicable Underlying Index is designed to achieve, neither the index providers nor their agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of an Underlying Index or its related data, and they do not guarantee that an Underlying Index will be in line with its index provider’s methodology. BFA does not provide any warranty or guarantee against an index provider’s or any agent’s errors. The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. Errors related to the Underlying Index may negatively or positively impact the Underlying Fund and its shareholders. For example, during a period where an Underlying Index contains incorrect constituents, an Underlying Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from index provider errors will be kept by the Underlying Fund and its shareholders and any losses or costs resulting from index provider errors will be borne by the Underlying Fund and its shareholders.

Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause an index provider to postpone a scheduled rebalance to an Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of an Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected. In addition to scheduled rebalances, an index provider or its agents may carry out additional ad hoc rebalances to an Underlying Index due to unusual market conditions, corporate events, or corrections of errors. When an Underlying Index is rebalanced and the Underlying Fund in turn rebalances its portfolio to attempt to increase the correlation between the Underlying Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Underlying Fund and its shareholders. Unscheduled rebalances to the Underlying Indexes may also expose the Funds to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Indexes. Therefore, errors and additional ad hoc rebalances carried out by an index provider or its agents to an Underlying Index may increase the costs to and the tracking error risk of an Underlying Fund.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, as well as the level and scope of changes from historical trends. In addition, issues in the construction and implementation of the models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes, issues related to the use of AI, and other technological failures or various other events or circumstances within or beyond the control of BFA, may adversely impact the Fund. Please see also “Operational and Technology Risks” above. There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

Some of the models used by BFA rely on historical data and may not accurately predict future market movements. The Fund bears the risk that the models used by BFA will not be successful in forecasting movements in the market or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective. In addition, the models may not be reliable in the event of unusual or disruptive events that cause market movements, which may be inconsistent with the historical performance of individual markets. In such instances, the models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models may be constructed based on data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of such data.

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Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.
Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans), and a decline in or flattening of real estate values (in each case as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax‑Exempt Status Risk — In making investments, the Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal obligations and payments under tax‑exempt derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax‑exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The IRS has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders. Ordinary REIT dividends received by the Fund and distributed to the Fund’s shareholders will generally be taxable as ordinary income and will not constitute “qualified dividend income.” However, a non‑corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company may report dividends as eligible for this deduction to the extent the regulated investment company’s income is derived from ordinary REIT dividends (reduced by allocable regulated investment company expenses). A shareholder may treat the dividends as such provided the regulated investment company and the shareholder satisfy applicable holding period requirements.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility and may be less liquid than senior loans.

There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and BFA relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of BFA.

An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Illiquid Investments Risk.”
Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.
If a senior loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
The senior loans in which the Fund invests are usually rated below investment grade. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “High Yield Bonds Risk.” The higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non‑occurrence of tender option termination events. When the Fund invests in a TOB Trust on a non‑recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”).
If the Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a TOB Trust on a recourse basis, the Fund will bear the risk of loss with respect to any Liquidation Shortfall.
To the extent that the Fund, rather than a third-party bank or financial institution, sponsors a TOB Trust, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Fund. The Fund’s additional duties and responsibilities under the new TOB Trust structure may give rise to certain additional risks including compliance, securities law and operational risks.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, differences in the timing and methodologies used to value securities and other assets, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the underlying index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Investment in a Particular Geographic Region or Country Risks

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Asia-Pacific Countries — Investments in Asian-Pacific issuers subject the Fund to legal, regulatory, political, economic, currency, geographic and security risks that are specific to Asian-Pacific countries. Certain Asian-Pacific countries have experienced economic growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Some Asian-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, currency devaluations and restrictions, political or social instability, and armed conflict. An adverse economic or political event in one Asian-Pacific country may negatively affect countries throughout the region. Because many Asian-Pacific countries depend significantly on international trade, shifts in relationships with key trading partners, such as China and the United States, may have a region-wide economic impact. Certain Asian-Pacific countries have developed increasingly strained relationships with the United States or China; if these relations were to worsen, they could adversely affect Asian-Pacific issuers that rely on the United States or China for trade and the region as a whole. A shift towards protectionist policies by these countries or other key trading partners could suppress exports from Asian-Pacific countries and reduce foreign investment in the region.

Many Asian-Pacific countries are also subject to political risk, including political instability, corruption and regional conflicts. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. China has a complex territorial dispute regarding the sovereignty of Taiwan and has pledged to take control of Taiwan, including by force if necessary. Frictions between China and the

Philippines in the South China Sea pose a risk of escalation potentially leading to military conflict. The continuation or escalation of these or other hostilities may have an adverse impact throughout the region. In addition, many Asian-Pacific countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments with exposure to Asia.

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Canada — Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

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China — Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, are subject to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. Despite significant economic and market reforms in recent decades, the Chinese government’s control over certain sectors and enterprises and significant regulation of investment and industry are still pervasive. Chinese companies are subject to the risk that Chinese authorities can intervene in their operations and structure. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may disrupt China’s economy and markets and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher inflation.

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, export controls, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers in which the Fund invests. Incidents involving China’s or the region’s security may adversely affect the Chinese economy and markets and the Fund’s investments. The Chinese economy is highly reliant on trade. A reduction in spending on Chinese products and services, supply chain diversification, the institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the United States or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Certain companies may be subject to economic or trade restrictions (but not investment restrictions) imposed by the United States or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund may invest in such companies. Other economic challenges for China include indebtedness, weak consumer demand, and an aging population. China continues to face pressure from its trading partners over its exporting of its excess industrial capacity and overall approach to economic management.
The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative flow-on consequences on global markets and other nations closely affiliated with those countries. The current political climate has intensified concerns about an ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. From time to time, China has experienced outbreaks of infectious illnesses. The country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Chinese companies, including those listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against

Chinese companies, and shareholders may have limited legal remedies. Many Chinese companies listed on U.S. exchanges use variable interest entities or “VIEs” in their structure as a result of foreign ownership restrictions. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant, and possibly permanent and/or total, losses for investments in VIE issuers. The Fund does not select investments based on investor protection considerations.

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Europe — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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India — India is an emerging market country and exhibits significantly higher volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of investments. The securities industries in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership on Indian securities which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the risk of loss.
Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.
In addition, India has experienced acts of terrorism and has strained international relations with Pakistan, Bangladesh, China, Sri Lanka and other neighbors due to territorial disputes, historical animosities, terrorism, defense concerns and other security concerns. These situations may cause uncertainty in the Indian market and may adversely affect the performance of the Indian economy.

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North American Economic Risk — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.

The U.S. is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.

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Risk of Investing in Developed Countries — Investment in developed country issuers will subject a Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which a Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

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Risk of Investing in Japan — Investing in Japanese issuers subjects a Fund to legal, regulatory, political, economic, currency, geographic and security risks that are specific to Japan. Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may continue to remain low. Its economy depends heavily on international trade and government policy supporting its export market. Economic downturns or political instability in its key trading partners, which include the United States and China, could have an adverse effect on the Japanese economy. Currency fluctuations also could adversely impact Japan’s export market and its economy. If the Japanese government were to intervene in the currency market, as it has in the past, the yen’s value could fluctuate sharply and unpredictably, which could cause losses to investors.

Other risks to Japan’s economic growth and competitiveness include significant public debt and deficits as well as labor shortages due to an aging and declining population. In addition, Japan lacks many natural resources and relies heavily on imports of oil and other commodities. Price increases, shortages or volatility in commodities markets could have a negative effect on Japan’s economy. Other risks to the Japanese economy and financial markets include natural disasters and Japan’s relations with neighboring countries, which at times have been strained.

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Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal political discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

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Russia — Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.
Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

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Saudi Arabia — The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the underlying index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
Investment in a Particular Market Segment Risks

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Consumer Discretionary Sector Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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Consumer Goods and Services Companies Risk — Many consumer goods and services companies (“consumer companies”) rely heavily on disposable household income and consumer spending and may be impacted by social trends, marketing campaigns, demographic shifts and other factors affecting consumer preferences and demand. In addition, damage to a brand or a reputation crisis can have a substantial adverse impact on consumer companies.

Certain consumer companies, such as those providing discretionary goods or services, may depend more on business cycles, overall economic conditions and consumer confidence. Many consumer goods and services are subject to government regulation and the related compliance costs, and consumer companies also face the risk of product liability claims. Consumer companies also may be adversely affected by volatility in commodity prices, supply chain disruptions and labor shortages.

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Energy and Natural Resources Risk — The Fund’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

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Financial Services Industry Risk — Because of its investments in the financial services industry, the Fund will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. As a result, the Fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds (including the availability and stability of deposits in the case of deposit-taking institutions), consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations.

When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, the Fund’s investments may lose value during such periods.

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Healthcare-Related Securities Risk — Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced, considered or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

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Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

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Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns. Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products.

Customer Risk. Infrastructure companies can be dependent upon a narrow customer base. Additionally, if these customers fail to pay their obligations, significant revenues could be lost and may not be replaceable.

Inflation Risk. Many infrastructure companies may have fixed income streams. Consequently, their market values may decline in times of higher inflation. Additionally, the prices that an infrastructure company is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the company’s profitability.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for infrastructure companies, which could negatively impact their ability to meet payment obligations.
Leverage Risk. Infrastructure companies can be highly leveraged, which increases investment risk and other risks normally associated with debt financing, and could adversely affect an infrastructure company’s operations and market value in periods of rising interest rates.
Operations Risk. The failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure companies may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure companies may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.

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Technology Securities Risk — Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful. Technology-related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain technology-related companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

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Telecommunications Risk — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. The telecommunications industry is also heavily regulated. Certain companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered.

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Utility Industry Risk — When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Energy conservation, prolonged changes in climatic conditions and climate policy may also adversely impact the utilities sector.

Other Risks of Investing in the Funds

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Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions or sales of Fund shares may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Investment Companies and ETFs Risk — Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Fund may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. These investment companies and ETFs will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by BFA through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by BFA through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BFA through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund’s net asset value and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. In addition, large redemptions can result in a Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in a Fund’s expense ratio. Because large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, each Fund also reserves the right to redeem in-kind, subject to certain conditions. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

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Master Limited Partnerships Risk — The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

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Money Market Securities Risk — If market conditions improve while the Fund has invested some or all of its assets in high quality money market securities, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

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Ownership Limitations Risk — If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by law, regulation or rule or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.

For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for client funds and accounts managed by BFA (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate approval, order, consent, relief or non-disapproval. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Ownership limitations are highly complex. It is possible that, despite BFA’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

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Reference Rate Replacement Risk — The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

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Reliance on Advisor Risk — The Fund is dependent upon services and resources provided by BFA, and therefore BFA’s parent, BlackRock, Inc. BFA is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of BFA will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, BFA’s personnel could have a negative effect on the performance or the continued operation of the Fund.

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Restricted Securities Risk — Limitations on the resale, including any required lock up or holding periods, of restricted securities may have an adverse effect on their marketability and their liquidity, and may prevent the Fund from disposing of them promptly at advantageous prices, if at all. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell certain restricted securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, there may be limited other information regarding the investment’s market or fair value, and the securities’ values may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to determine the security’s market or fair value or assess the investment risks as fully as for other issuers for which more information is available. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund. Certain restricted securities may represent limited investment opportunities and each shareholder’s proportionate investment exposure to such limited investment opportunities may be reduced proportionately as the Fund’s net assets grow from new or additional investments made in the Fund by other shareholders.

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Rights Risk — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

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Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

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Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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U.S. Government Obligations Risk — Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by the Fund. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Account Information

Those Class R shareholder accounts established prior to May 3, 2010 are eligible to purchase Investor A Shares at net asset value.
How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A, Investor C, Institutional and Class R Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (including BFA and its affiliates) (each a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals. Investor A and Investor C Shares are sometimes referred to herein collectively as “Investor Shares.”
For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.
If you select Investor C or Class R Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor C Shares and 0.25% per year for Class R Shares, and a service fee of 0.25% per year for both classes of shares under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares within one year. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.
Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
The table below and on the following pages summarizes key features of each of the share classes offered by this prospectus.

Share Classes at a Glance[1]
	Investor A	Investor C2,3	Institutional	Class R
Availability	Generally available through Financial Intermediaries.	Generally available through Financial Intermediaries. Must be held through a Financial Intermediary.
Limited to certain investors, including:
•
Individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts, who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.
Available only to certain employer-sponsored retirement plans.

Share Classes at a Glance[1]
	Investor A	Investor C2,3	Institutional	Class R
Availability (continued)
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.
•
Employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons.
•
Participants in certain programs sponsored by BlackRock or its affiliates or other Financial Intermediaries.
•
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.
•
Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

Share Classes at a Glance[1]
	Investor A	Investor C2,3	Institutional	Class R
Minimum Investment
$1,000 for all accounts except:
•
$50, if establishing an Automatic Investment Plan (“AIP”).
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

$1,000 for all accounts except:
•
$50, if establishing an AIP.
•
There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
•
There is no investment minimum for certain fee‑based programs.

There is no investment minimum for:
•
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies.
•
Employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons.
•
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform.
•
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and Institutional Investors.

$1,000 investment minimum for:
•
Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
•
Tax-qualified accounts for insurance agents

• $100 for all accounts.

Share Classes at a Glance[1]
	Investor A	Investor C2,3	Institutional	Class R
Minimum Investment (continued)			that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within 18 months.)	Yes. Payable if you redeem within one year of purchase.	No.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.	0.25% Annual Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A
Yes, automatically approximately eight years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date (as defined below), certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur approximately eight years after the Effective Date.

In addition, accounts that do not have a Financial Intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.
			No.	No.

Share Classes at a Glance[1]
	Investor A	Investor C2,3	Institutional	Class R
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A Shares.	No up-front sales charge so you start off owning more shares. No distribution or service fees.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay ongoing distribution fees each year you own Investor C Shares, which means that over the long term you can expect higher total fees per share than Investor A Shares, and as a result, lower total performance.	Limited availability.	Limited availability. You pay ongoing distribution fees each year you own Class R Shares, which means that over the long term you can expect higher total fees per share than Investor A Shares and, as a result, lower total performance.

[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]
If you establish a new account, or have an existing account, directly with the Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A Shares. Applications without a Financial Intermediary that select Investor C Shares will not be accepted and accounts without an associated Financial Intermediary will not be eligible to hold Investor C Shares.

[3]
The Funds will not accept a purchase order of $500,000 or more for Investor C Shares (may be lower on funds that have set a lower breakpoint for purchasing Investor A Shares without a front-end sales charge). Your Financial Intermediary may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional and Class R Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor C Share contingent deferred sales charge (“CDSC”) information, and sales charge waivers.
The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Funds or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or deferred sales charge waivers, which are discussed below. In all instances, it is your responsibility to notify the Funds or your Financial Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another Financial Intermediary to receive these waivers or reductions. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section beginning on page A-1 of the Funds’ prospectus to determine any sales charge waivers and reductions that may be available to you through your Financial Intermediary.
More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.
Details About the Share Classes

Investor A Shares — Initial Sales Charge Option
The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over[2]	0.00%	0.00%	—	[2]

[1]	Rounded to the nearest one-hundredth percent.

[2]
If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BFA compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.
Sales Charges Reduced or Eliminated for Investor A Shares
There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).
Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BFA or its affiliates (“BlackRock Funds”) owned by: (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.
See the “Intermediary-Defined Sales Charge Waiver Policies” section beginning on page A-1 of the Funds’ prospectus for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.
Qualifying Holdings — Investor A and A1, Investor C, Investor P, Institutional, Class K and Premier Shares (in most BlackRock Funds), investments in certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and investments in the BlackRock CollegeAdvantage 529 Program.
Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.
In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund or Eligible Unlisted BlackRock Closed-End Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.
The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the Financial Intermediary, BlackRock Funds or Eligible Unlisted BlackRock Closed-End Funds may not be able to maintain this information.
For more information, see the SAI or contact your Financial Intermediary.

Letter of Intent
An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:
i. Buy a specified amount of Investor A, Investor C, Investor P, Institutional, Class K and/or Premier Shares,
ii. Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or
iii. Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds.
The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund.
The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional, Class K and Premier Shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.
The investor must notify the Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.
During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.
Right of Accumulation
Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:
i. The current value of an investor’s existing Investor A and A1, Investor C, Investor P, Institutional, Class K and Premier Shares in most BlackRock Funds,
ii. The current value of an investor’s existing shares of Eligible Unlisted BlackRock Closed-End Funds and
iii. The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.
Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.
Other Front-End Sales Charge Waivers
The following persons may also buy Investor A Shares without paying a sales charge:

∎	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

∎
Rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to Investor A Shares of the same or another BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with a Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

∎	Insurance company separate accounts;

∎	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund;

∎	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

∎
Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

∎
Persons associated with a Fund, a Fund’s manager, a Fund’s sub-advisers, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d); and

∎	State sponsored 529 college savings plans and rollovers of such 529 plans into Roth IRAs as permitted under the Internal Revenue Code; and

∎	Accounts opened directly with the Fund that do not have a Financial Intermediary associated with the account.
In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A Shares of the Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.
In addition, Financial Intermediaries may, in connection with a change in account type or otherwise in accordance with a Financial Intermediary’s policies and procedures, exchange one class of shares for Investor A Shares of the same Fund. In such cases, such exchange would not be subject to an Investor A Shares sales charge. The availability of Investor A Shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.
See the “Intermediary-Defined Sales Charge Waiver Policies” section beginning on page A-1 of the Funds’ prospectus for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.
Investor A Shares at Net Asset Value
If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”
If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.
Investor C Shares — Deferred Sales Charge Option
If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
Effective November 23, 2020 (the “Effective Date”), Investor C Shares will automatically convert to Investor A Shares approximately eight years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur approximately eight years after the Effective Date. The automatic conversion of Investor C Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.
In addition, accounts that do not have a Financial Intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.
See the “Intermediary-Defined Sales Charge Waiver Policies” section beginning on page A-1 of the Funds’ prospectus for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.
You will also pay distribution fees of 0.75% and service fees of 0.25% for Investor C Shares each year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Financial Intermediary who assists you in purchasing Fund shares.
The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. For certain employer-sponsored retirement plans, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession. This may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.
Contingent Deferred Sales Charge Waivers
The deferred sales charge relating to Investor Shares may be reduced or waived in certain circumstances, such as:

∎	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a Fund through such plans;

∎	Exchanges pursuant to the exchange privilege, as described in “Buy, Sell, Exchange and Transfer Shares – How to Exchange Shares or Transfer Your Account”;

∎	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 72;

∎	Redemptions made with respect to certain retirement plans sponsored by a Fund, BFA or an affiliate;

∎
Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

∎	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code), as long as the disability arose subsequent to the purchase of the shares;

∎	Involuntary redemptions made of shares in accounts with low balances;

∎	Certain redemptions made through the Systematic Withdrawal Plan (“SWP”) offered by a Fund, BFA or an affiliate;

∎	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

∎	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.
See the “Intermediary-Defined Sales Charge Waiver Policies” section beginning on page A-1 of the Funds’ prospectus for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.
More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.
Institutional Shares
Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. A Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.
Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares on such brokerage platforms through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.
Eligible Institutional Shares investors include the following:

∎
Individuals and “Institutional Investors” with a minimum initial investment of $2 million who may purchase shares of a Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

∎
Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment;

∎
Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund, with a minimum initial investment of $1,000;

∎
Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which is not subject to any minimum initial investment and may purchase shares of a Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

∎
Trust department clients of Bank of America, N.A. and its affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets, who are not subject to any minimum initial investment;

∎
Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of a Fund, who are not subject to any minimum initial investment;

∎
Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., Barclays or their respective affiliates and immediate family members of such persons, who are not subject to any minimum initial investment;

∎
Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons; and

∎
Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with a Fund on an omnibus basis.

Each Fund reserves the right to modify or waive the above-stated policies at any time.
Class R Shares
Class R Shares are available only to certain employer-sponsored retirement plans. For this purpose, employer sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.
Class R Shares do not offer a conversion privilege.
The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.
Distribution and Shareholder Servicing Payments

Plan Payments
The Trust, on behalf of the Funds, has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act with respect to the Investor Shares and Class R Shares that allows a Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.
Under the Plan, Investor C Shares and Class R Shares pay a distribution fee to the Distributor and/or its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution and sales support services and to pay the Distributor and BFA and its affiliates for sales support services provided and related expenses incurred in connection with the sale of Investor C Shares and Class R Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor C Shares and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Investor C Shares and Class R Shares of a Fund. Institutional and Investor A Shares do not pay distribution fees.
Under the Plan, the Funds also pay shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor Shares and Class R Shares of a Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor Shares and Class R Shares of each Fund. All Investor Shares and Class R Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.
In return for the shareholder servicing fee, Financial Intermediaries (including BFA) may provide one or more of the following services to their customers who own Investor Shares and Class R Shares:

∎
Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

∎	Assisting customers in designating and changing dividend options, account designations and addresses; and

∎	Providing other similar shareholder liaison services.
The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.
Because the fees paid by a Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C Shares and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.
Other Payments by the Funds
In addition to fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BFA, on behalf of a Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Other Payments by BFA
From time to time, BFA, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BFA, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BFA, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you.
Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BFA, the Distributor or their affiliates. For more information, see the SAI.
How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your Financial Intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.
With certain limited exceptions, the Funds are generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, a Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.
Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you
Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

Class R Shares are available only to certain employer-sponsored retirement plans.

	Next, determine the amount of your investment	Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor C Shares. See “Account Information — Details About the Share Classes” for information on lower initial investment requirements for certain Fund investors if their purchase, combined with purchases by other investors received together by a Fund, meets the minimum investment requirement.
	Have your Financial Intermediary submit your purchase order	The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in each Fund’s “Fees and Expenses” table. The Funds may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.
	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application. The Funds limit purchases by personal check to $500,000 per trade.
Add to Your Investment	Purchase additional shares	For Investor A and Investor C Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional purchases may be waived under certain circumstances. Institutional and Class R Shares have no minimum for additional purchases.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your Financial Intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock) Or contact BlackRock (for accounts held directly with BlackRock) (continued)
Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Funds have the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit (“VRU”) service at (800) 441‑7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders

How to Buy Shares

	Your Choices	Important Information for You to Know
Add to Your Investment (continued)
for Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. Each Fund limits Internet purchases in shares of the Fund to $100,000 per account per day. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from a Fund or any of its affiliates incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your Financial Intermediary (if your account is not held directly with BlackRock).
Participate in the AIP
BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases
Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Funds.

For shares purchased directly from a Fund, a check payable to “BlackRock Funds,” which bears the name of the Fund must accompany a completed purchase application. The Funds limit purchases by personal check to $500,000 per trade.

There is a $20 fee for each purchase check that is returned due to insufficient funds. The Funds do not accept third-party checks. You may also wire Federal funds to a Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order
You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A, Investor C, Institutional or Class R Shares. The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one business day after your request is submitted, but in any event within seven days.

How to Sell Shares (continued)

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Have your Financial Intermediary submit your sales order (continued)	Certain Financial Intermediaries may charge a fee to process a redemption of shares. Each Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock
Methods of Redeeming
Redeem by Telephone: You may redeem Investor Shares held directly with BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Each Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by VRU: Investor Shares may also be redeemed by use of the Funds’ automated VRU service. Payment for Investor Shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for shares redeemed by Internet may be made for non-retirement accounts in amounts up to $100,000 per account per day, either through check, ACH or wire. Different maximums may apply to certain institutional investors.

Redeem in Writing: You may sell shares held with BlackRock by writing to BlackRock, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or, for overnight delivery, Attention: 534429, 1350 Penn Avenue, Suite 102, Pittsburgh, Pennsylvania 15222. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds
Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within one business day following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds

How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)
sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Each Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the net asset value next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the net asset value as of the date of payment of the distribution.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Funds.

The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally sent on the next business day following redemption on which the Funds’ custodian is open for business.

The Funds reserve the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Funds.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

Redemption Proceeds
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders and/or (ii) transferring portfolio securities in-kind to you. The SAI includes more information about each Fund’s line of credit.

If a Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of another BlackRock Fund (“exchanging”)
Investor or Institutional Shares of the Funds are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary. No exchange privilege is available for Class R Shares.

You can exchange $1,000 or more of Investor Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares. You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Funds have the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. Each Fund may suspend or terminate your exchange privilege at any time for any reason, including if a Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For U.S. federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

How to Exchange Shares or Transfer Your Account (continued)

	Your Choices	Important Information for You to Know
Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary
You may transfer your shares of a Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441‑7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary
You must either:
•
Transfer your shares to an account with a Fund; or
•
Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441‑7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. The fund into which you request your distribution to be invested must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.
(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Funds by telephone or Internet.

Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.

Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.
To start an SWP a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock.

Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your Financial Intermediary for details.

Reinstatement Privilege		If you redeem Investor A or Institutional Shares and buy new Investor A Shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount) within 90 days of such redemption, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Funds must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.
Funds’ Rights

Each Fund may:

∎	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

∎
Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

∎	Redeem shares for property other than cash as may be permitted under the Investment Company Act, and

∎	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.
Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (the “Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.
You will be notified that the value of your account is less than the Fund Minimum before the Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

Participation in Fee-Based Programs

If you participate in certain fee‑based programs offered by BlackRock or an affiliate of BlackRock, or by Financial Intermediaries that have agreements with the Distributor or in certain fee‑based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee‑based program into another account. Instead, if you choose to leave the fee‑based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.
Generally, upon termination of a fee‑based program, the shares may be liquidated, or the shares can be held in an account. In certain instances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program may be eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your Financial Intermediary for more information.
Certain Financial Intermediaries may, in connection with a change in account type (for example, due to leaving a fee‑based program or upon termination of the fee‑based program) or otherwise in accordance with the Financial Intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.
Details about the features of each fee‑based program and the relevant charges, terms and conditions are included in the client agreement for each fee‑based program and are available from your Financial Intermediary. Please speak to your Financial Intermediary for more information.
Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.
A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.
Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.
If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While each Fund monitors for market timing activity, a Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.
There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.
A Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.
Fund of Funds Structure

The Funds do not invest directly in a portfolio of securities. Instead, they invest in certain Underlying Funds that are advised by BFA or its affiliates. Each Fund charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

Management of the Funds

Investment Adviser

BFA, a registered investment adviser, serves as investment adviser to each Fund and, along with certain affiliates, serves as investment adviser to certain Underlying Funds. The Funds may also invest in ETFs that are not advised by BlackRock. BFA manages the investment of the Funds’ assets and provides the Funds with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Board.
BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is an indirect majority-owned subsidiary of BlackRock, Inc. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, and BlackRock (Singapore) Limited (“BRS” and, together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BFA, and each acts as a sub-adviser for each Fund. As of March 31, 2026, BFA and its affiliates had approximately $13.9 trillion in investment company and other portfolio assets under management.
BFA, along with certain affiliates, provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Funds and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in this Prospectus for the Funds. In addition, BAL, along with certain affiliates, provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds.
For its services to each Fund, BFA is entitled to receive an annual management fee of 0.30% of such Fund’s average daily net assets.
BFA and BAL have contractually agreed to reimburse each Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined management fee and administration fee of each share class of the Fund, through June 30, 2027. BFA has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
The fees and expenses of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act (the “Independent Trustees”), counsel to the Independent Trustees and the independent registered public accounting firm that provides audit services in connection with the Funds (collectively referred to as the “Independent Expenses”) are paid directly by the Funds. Each of BAL and BFA has contractually undertaken, through June 30, 2036, to reimburse or provide an offsetting credit to each Fund for such Independent Expenses. This contractual arrangement may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of each Fund.
For the fiscal year ended December 31, 2025, BFA received a management fee, net of management fee waivers, at the following management fee rate of the Fund’s average daily net assets:

Management Fee Rate (Net of Applicable Waivers)

BlackRock LifePath® Dynamic Retirement Fund	0.12%

BlackRock LifePath® Dynamic 2030 Fund	0.11%

BlackRock LifePath® Dynamic 2035 Fund	0.09%

BlackRock LifePath® Dynamic 2040 Fund	0.08%

BlackRock LifePath® Dynamic 2045 Fund	0.08%

BlackRock LifePath® Dynamic 2050 Fund	0.09%

BlackRock LifePath® Dynamic 2055 Fund	0.09%

BlackRock LifePath® Dynamic 2060 Fund	0.09%

BlackRock LifePath® Dynamic 2065 Fund	0.09%

BlackRock LifePath® Dynamic 2070 Fund	0.08%
BFA has entered into a sub-advisory agreement with each Sub-Adviser, with respect to each Fund, under which BFA pays each Sub-Adviser for services it provides for that portion of the Fund for which each Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BFA under the investment advisory agreement with respect to each Fund.

A discussion of the basis for the Board’s approval of the investment advisory agreement with BFA with respect to each Fund (except BlackRock LifePath® Dynamic 2070 Fund) and the sub-advisory agreements with the Sub-Advisers with respect to each Fund (except BlackRock LifePath® Dynamic 2070 Fund) is available in the Funds’ reports filed on Form N-CSR for the period ended June 30, 2025. A discussion of the basis for the Board’s approval of the investment advisory agreement with BFA with respect to BlackRock LifePath® Dynamic 2070 Fund and the sub-advisory agreements with the Sub-Advisers with respect to BlackRock LifePath® Dynamic 2070 Fund is available in the BlackRock LifePath® Dynamic 2070 Fund’s reports filed on Form N-CSR for the fiscal year ended December 31, 2024.
From time to time, a manager, analyst, or other employee of BFA or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BFA or any other person within the BFA organization. Any such views are subject to change at any time based upon market or other conditions and BFA disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.
Portfolio Managers

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Philip Green	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016[1,2]	Managing Director of BlackRock, Inc. since 2006.

Chris Chung, CFA	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020[2]	Managing Director of BlackRock, Inc. since 2021.

Michael Pensky, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2024[2]	Managing Director of BlackRock, Inc. since 2021.

[1]	Mr. Green has been managing the LifePath Dynamic 2060 Fund since its inception in 2017 and the LifePath Dynamic 2065 Fund since its inception in 2019.
[2]	Messrs. Green, Chung and Pensky have been managing the LifePath Dynamic 2070 Fund since its inception in 2024.
Administrative Services

Pursuant to an Administration Agreement between the Trust, on behalf of the Funds, and BAL, BAL provides the following services, among others, as the Funds’ administrator:

∎	Supervises the Funds’ administrative operations;

∎	Provides or causes to be provided management reporting and treasury administration services;

∎	Financial reporting;

∎	Legal, blue sky and tax services;

∎	Preparation of proxy statements and shareholder reports; and

∎	Engaging and supervising the shareholder servicing agents on behalf of the Funds.
BAL is entitled to receive fees for these services at the annual rate of 0.29% of the average daily net assets of Investor A, Investor C and Institutional Shares and 0.24% of the average daily net assets of Class R Shares of each Fund. In addition to performing these services, BAL has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, any 12b-1 fees, certain fees and expenses related to the Trust’s trustees who are not “interested persons” of the Funds or the Trust as defined in the Investment Company Act, and their counsel, auditing fees, litigation expenses, taxes and extraordinary expenses.

Conflicts of Interest

The investment activities of BFA and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage a Fund and its shareholders.
BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and in the ordinary course of business may engage in activities in which their interests or the interests of other clients may conflict with those of a Fund. BFA and its Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal. BFA and its Affiliates may have other direct and indirect interests in securities, currencies, commodities, derivatives and other assets in which a Fund may directly or indirectly invest.
BFA and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by a Fund. This may include transactions in securities issued by other open-end and closed-end investment companies, including investment companies that are affiliated with the Funds and BFA, to the extent permitted under the Investment Company Act). The trading activities of BFA and its Affiliates are carried out without reference to positions held directly or indirectly by a Fund. These activities may result in BFA or an Affiliate having positions in assets that are senior or junior to, or that have interests different from or adverse to, the assets held by a Fund.
A Fund may invest in securities issued by, or engage in other transactions with, entities with which an Affiliate has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as debt offerings or structured notes) for which an Affiliate is compensated for providing advisory, cash management or other services. A Fund also may invest in securities of, or engage in other transactions with, entities for which an Affiliate provides or may provide research coverage or other analysis.
An Affiliate may have business relationships with, and receive compensation from, distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund.
Neither BFA nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, a Fund may enter into transactions in which BFA or an Affiliate or their directors, officers, employees or clients have an adverse interest. A Fund may be adversely impacted by the effects of transactions undertaken by BFA or an Affiliate or their directors, officers, employees or clients.
From time to time, BFA or its advisory clients (including other funds and accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BFA or its advisory clients.
A Fund’s activities may be limited because of regulatory restrictions applicable to BFA or an Affiliate or their policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, each Fund has retained BlackRock Institutional Trust Company, N.A., an Affiliate of BFA, to serve as its securities lending agent to the extent that it participates in the securities lending program. For these services, the securities lending agent will receive a fee from a participating Fund based on the returns earned on the Fund’s lending activities, including the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.
BFA and its Affiliates may benefit from a fund using a BlackRock index by creating increasing acceptance in the marketplace for such indexes. BFA and its Affiliates are not obligated to license an index to a fund, and no fund is under an obligation to use a BlackRock index. The terms of a fund’s index licensing agreement with BFA or its Affiliates may not be as favorable as the terms offered to other licensees.
The activities of BFA and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage a Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. Please see the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable sales charge or redemption fee. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. The net asset value of each class of shares normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The net asset value of shares is calculated by dividing the value of the net assets of each class of shares (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the class, generally rounded to the nearest cent.
Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses. Investor A Shares will have a higher net asset value than Investor C or Class R Shares, and Class R Shares will have a higher net asset value than Investor C Shares. Also, dividends paid on Investor A, Institutional and Class R Shares will generally be higher than dividends paid on Investor C Shares because Investor A, Institutional and Class R Shares have lower expenses.
The value of the securities and other assets and liabilities held by each Fund are determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for each Fund pursuant to Rule 2a-5 under the Investment Company Act.
Equity securities and other equity instruments (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Each Fund values fixed-income portfolio securities and certain derivative instruments using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading hours on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. U.S. government securities, money market instruments and certain fixed income securities are generally priced as of close of regular trading hours on the NYSE.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value a Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of a Fund’s pricing time.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a Fund is the amount a Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
A Fund may accept orders from certain authorized Financial Intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.
Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before each Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.
Each Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the applicable Fund.
Your tax consequences from an investment in a Fund will depend on whether you have invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code (a “Qualified Plan”).
Investments Through a Qualified Plan
Special tax rules apply to investments made through Qualified Plans. If you are invested through a Qualified Plan (and Fund shares are not “debt-financed property” to the plan), then you will not be subject to U.S. federal income tax on the dividends paid by a Fund or the gain realized from a redemption or exchange of Fund shares until you withdraw or receive distributions from the plan. Distributions you receive from the Qualified Plan may be subject to U.S. federal withholding tax depending on the kind of payment you receive.
Investments Not Made Through Qualified Plans
If you are not invested through a Qualified Plan, you will generally pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and from long-term capital gains, are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.
Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.
Special Considerations for Non-U.S. Persons
If you are not invested through a Qualified Plan and you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions paid to a foreign shareholder and reported by a Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends may be eligible for an exemption from U.S. withholding tax.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.
This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The financial highlights tables in this section are intended to help investors understand a Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s audited financial statements, is included in the Funds’ combined Annual Financial Statements and Additional Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N‑CSR, which are available upon request and at www.blackrock.com.

	BlackRock LifePath® Dynamic Retirement Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24		Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$9.24	$9.49		$9.17	$10.89	$11.68
Net investment income(a)	0.26	0.36		0.33	0.20	0.16
Net realized and unrealized gain (loss)	0.85	0.42		0.78	(1.81)	0.63
Net increase (decrease) from investment operations	1.11	0.78		1.11	(1.61)	0.79
Distributions(b)
From net investment income	(0.24)	(0.46)		(0.36)	(0.01)	(0.43)
From net realized gain	(0.24)	(0.57)		(0.43)	(0.04)	(1.15)
Return of capital	—	—		—	(0.06)	—
Total distributions	(0.48)	(1.03)		(0.79)	(0.11)	(1.58)
Net asset value, end of year	$9.87	$9.24		$9.49	$9.17	$10.89
Total Return(c)
Based on net asset value	12.01%	8.40%		12.27%	(14.85)%	6.88%
Ratios to Average Net Assets(d)
Total expenses	0.65%	0.71	%(e)	0.70%	0.72%	0.77%
Total expenses after fees waived and/or reimbursed	0.47%	0.44	%(e)	0.46%	0.51%	0.55%
Net investment income	2.70%	3.77%		3.40%	2.03%	1.34%
Supplemental Data
Net assets, end of year (000)	$36,261	$36,706		$34,048	$36,438	$49,943
Portfolio turnover rate(f)	17%	23%		53%	7%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes non‑recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.65% and 0.39%, respectively.
(f)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24		Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$7.38	$7.78		$7.65	$9.12	$10.03
Net investment income(a)	0.19	0.28		0.25	0.14	0.11
Net realized and unrealized gain (loss)	0.68	0.34		0.66	(1.51)	0.54
Net increase (decrease) from investment operations	0.87	0.62		0.91	(1.37)	0.65
Distributions(b)
From net investment income	(0.23)	(0.45)		(0.35)	(0.01)	(0.40)
From net realized gain	(0.24)	(0.57)		(0.43)	(0.04)	(1.16)
Return of capital	—	—		—	(0.05)	—
Total distributions	(0.47)	(1.02)		(0.78)	(0.10)	(1.56)
Net asset value, end of year	$7.78	$7.38		$7.78	$7.65	$9.12
Total Return(c)
Based on net asset value	11.74%	8.12%		12.00%	(15.08)%	6.61%
Ratios to Average Net Assets(d)
Total expenses	0.90%	0.96	%le)	0.95%	0.97%	1.02%
Total expenses after fees waived and/or reimbursed	0.72%	0.69	%(e)	0.71%	0.76%	0.80%
Net investment income	2.47%	3.53%		3.15%	1.77%	1.09%
Supplemental Data
Net assets, end of year (000)	$127,301	$120,783		$111,979	$116,173	$164,481
Portfolio turnover rate(f)	17%	23%		53%	7%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes non‑recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.90% and 0.64%, respectively.
(f)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24		Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$8.97	$9.25		$8.95	$10.69	$11.50
Net investment income(a)	0.16	0.28		0.22	0.10	0.04
Net realized and unrealized gain (loss)	0.82	0.39		0.78	(1.78)	0.63
Net increase (decrease) from investment operations	0.98	0.67		1.00	(1.68)	0.67
Distributions(b)
From net investment income	(0.14)	(0.38)		(0.27)	—	(0.33)
From net realized gain	(0.24)	(0.57)		(0.43)	(0.04)	(1.15)
Return of capital	—	—		—	(0.02)	—
Total distributions	(0.38)	(0.95)		(0.70)	(0.06)	(1.48)
Net asset value, end of year	$9.57	$8.97		$9.25	$8.95	$10.69
Total Return(c)
Based on net asset value	10.88%	7.33%		11.22%	(15.75)%	5.83%
Ratios to Average Net Assets(d)
Total expenses	1.65%	1.71	%(e)	1.70%	1.72%	1.77%
Total expenses after fees waived and/or reimbursed	1.47%	1.46	%(e)	1.46%	1.51%	1.55%
Net investment income	1.69%	2.97%		2.35%	1.02%	0.35%
Supplemental Data
Net assets, end of year (000)	$2,350	$2,575		$1,330	$1,585	$2,249
Portfolio turnover rate(f)	17%	23%		53%	7%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes non‑recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.65% and 1.40%, respectively.
(f)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24		Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$9.06	$9.32		$9.02	$10.74	$11.54
Net investment income(a)	0.21	0.34		0.28	0.16	0.11
Net realized and unrealized gain (loss)	0.83	0.39		0.77	(1.79)	0.62
Net increase (decrease) from investment operations	1.04	0.73		1.05	(1.63)	0.73
Distributions(b)
From net investment income	(0.19)	(0.42)		(0.32)	—	(0.38)
From net realized gain	(0.24)	(0.57)		(0.43)	(0.04)	(1.15)
Return of capital	—	—		—	(0.05)	—
Total distributions	(0.43)	(0.99)		(0.75)	(0.09)	(1.53)
Net asset value, end of year	$9.67	$9.06		$9.32	$9.02	$10.74
Total Return(c)
Based on net asset value	11.51%	8.00%		11.76%	(15.25)%	6.41%
Ratios to Average Net Assets(d)
Total expenses	1.10%	1.16	%(e)	1.15%	1.17%	1.22%
Total expenses after fees waived and/or reimbursed	0.92%	0.91	%(e)	0.91%	0.95%	1.00%
Net investment income	2.25%	3.58%		2.99%	1.66%	0.91%
Supplemental Data
Net assets, end of year (000)	$12,615	$12,446		$5,540	$5,292	$6,183
Portfolio turnover rate(f)	17%	23%		53%	7%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes non‑recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.85%, respectively.
(f)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2030 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$13.38	$13.00	$11.64	$14.10	$14.80
Net investment income(a)	0.36	0.44	0.39	0.23	0.19
Net realized and unrealized gain (loss)	1.46	0.90	1.38	(2.46)	1.48
Net increase (decrease) from investment operations	1.82	1.34	1.77	(2.23)	1.67
Distributions(b)
From net investment income	(0.34)	(0.70)	(0.41)	(0.10)	(0.75)
From net realized gain	(0.26)	(0.26)	—	(0.06)	(1.62)
Return of capital	—	—	—	(0.07)	—
Total distributions	(0.60)	(0.96)	(0.41)	(0.23)	(2.37)
Net asset value, end of year	$14.60	$13.38	$13.00	$11.64	$14.10
Total Return(c)
Based on net asset value	13.60%	10.28%	15.38%	(15.83)%	11.46%
Ratios to Average Net Assets(d)
Total expenses	0.68%	0.68%	0.71%	0.74%	0.79%
Total expenses after fees waived and/or reimbursed	0.48%	0.46%	0.46%	0.49%	0.53%
Net investment income	2.57%	3.19%	3.16%	1.88%	1.25%
Supplemental Data
Net assets, end of year (000)	$49,245	$46,932	$45,102	$40,746	$55,606
Portfolio turnover rate(e)	19%	21%	33%	11%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2030 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$12.51	$12.20	$10.96	$13.30	$14.09
Net investment income(a)	0.31	0.38	0.33	0.19	0.15
Net realized and unrealized gain (loss)	1.35	0.85	1.29	(2.31)	1.40
Net increase (decrease) from investment operations	1.66	1.23	1.62	(2.12)	1.55
Distributions(b)
From net investment income	(0.31)	(0.66)	(0.38)	(0.09)	(0.72)
From net realized gain	(0.26)	(0.26)	—	(0.06)	(1.62)
Return of capital	—	—	—	(0.07)
Total distributions	(0.57)	(0.92)	(0.38)	(0.22)	(2.34)
Net asset value, end of year	$13.60	$12.51	$12.20	$10.96	$13.30
Total Return(c)
Based on net asset value	13.27%	10.11%	14.97%	(15.98)%	11.13%
Ratios to Average Net Assets(d)
Total expenses	0.93%	0.93%	0.96%	0.99%	1.04%
Total expenses after fees waived and/or reimbursed	0.73%	0.71%	0.71%	0.74%	0.78%
Net investment income	2.33%	2.94%	2.88%	1.64%	1.00%
Supplemental Data
Net assets, end of year (000)	$134,117	$130,356	$132,514	$133,740	$172,296
Portfolio turnover rate(e)	19%	21%	33%	11%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2030 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$12.89	$12.55	$11.26	$13.71	$14.47
Net investment income(a)	0.22	0.29	0.25	0.11	0.04
Net realized and unrealized gain (loss)	1.39	0.87	1.33	(2.38)	1.43
Net increase (decrease) from investment operations	1.61	1.16	1.58	(2.27)	1.47
Distributions(b)
From net investment income	(0.20)	(0.56)	(0.29)	(0.05)	(0.61)
From net realized gain	(0.26)	(0.26)	—	(0.06)	(1.62)
Return of capital	—	—	—	(0.07)	—
Total distributions	(0.46)	(0.82)	(0.29)	(0.18)	(2.23)
Net asset value, end of year	$14.04	$12.89	$12.55	$11.26	$13.71
Total Return(c)
Based on net asset value	12.51%	9.27%	14.10%	(16.62)%	10.29%
Ratios to Average Net Assets(d)
Total expenses	1.68%	1.68%	1.71%	1.74%	1.79%
Total expenses after fees waived and/or reimbursed	1.48%	1.46%	1.46%	1.49%	1.53%
Net investment income	1.60%	2.20%	2.07%	0.91%	0.23%
Supplemental Data
Net assets, end of year (000)	$2,094	$2,006	$1,972	$2,359	$2,698
Portfolio turnover rate(e)	19%	21%	33%	11%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2030 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$13.07	$12.73	$11.41	$13.86	$14.59
Net investment income(a)	0.30	0.38	0.33	0.18	0.13
Net realized and unrealized gain (loss)	1.42	0.86	1.35	(2.42)	1.45
Net increase (decrease) from investment operations	1.72	1.24	1.68	(2.24)	1.58
Distributions(b)
From net investment income	(0.28)	(0.64)	(0.36)	(0.08)	(0.69)
From net realized gain	(0.26)	(0.26)	—	(0.06)	(1.62)
Return of capital	—	—	—	(0.07)	—
Total distributions	(0.54)	(0.90)	(0.36)	(0.21)	(2.31)
Net asset value, end of year	$14.25	$13.07	$12.73	$11.41	$13.86
Total Return(c)
Based on net asset value	13.17%	9.78%	14.85%	(16.21)%	10.93%
Ratios to Average Net Assets(d)
Total expenses	1.13%	1.13%	1.16%	1.19%	1.24%
Total expenses after fees waived and/or reimbursed	0.93%	0.91%	0.91%	0.94%	0.98%
Net investment income	2.14%	2.78%	2.75%	1.50%	0.84%
Supplemental Data
Net assets, end of year (000)	$10,616	$8,819	$6,778	$5,157	$5,389
Portfolio turnover rate(e)	19%	21%	33%	11%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2035 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$15.57	$14.97	$13.19	$16.13	$15.92
Net investment income(a)	0.41	0.47	0.43	0.25	0.20
Net realized and unrealized gain (loss)	1.97	1.30	1.83	(2.91)	1.97
Net increase (decrease) from investment operations	2.38	1.77	2.26	(2.66)	2.17
Distributions(b)
From net investment income	(0.27)	(0.70)	(0.48)	(0.10)	(0.85)
From net realized gain	(0.42)	(0.47)	—	(0.09)	(1.11)
Return of capital	—	—	—	(0.09)	—
Total distributions	(0.69)	(1.17)	(0.48)	(0.28)	(1.96)
Net asset value, end of year	$17.26	$15.57	$14.97	$13.19	$16.13
Total Return(c)
Based on net asset value	15.28%	11.78%	17.25%	(16.56)%	13.76%
Ratios to Average Net Assets(d)
Total expenses	0.69%	0.69%	0.73%	0.76%	0.82%
Total expenses after fees waived and/or reimbursed	0.48%	0.48%	0.48%	0.48%	0.52%
Net investment income	2.48%	2.96%	3.04%	1.80%	1.19%
Supplemental Data
Net assets, end of year (000)	$13,830	$10,726	$13,914	$10,486	$12,898
Portfolio turnover rate(e)	13%	17%	19%	14%	3%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2035 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$15.45	$14.87	$13.10	$16.05	$15.85
Net investment income(a)	0.37	0.44	0.39	0.22	0.16
Net realized and unrealized gain (loss)	1.95	1.27	1.82	(2.91)	1.96
Net increase (decrease) from investment operations	2.32	1.71	2.21	(2.69)	2.12
Distributions(b)
From net investment income	(0.23)	(0.66)	(0.44)	(0.08)	(0.81)
From net realized gain	(0.42)	(0.47)	—	(0.09)	(1.11)
Return of capital	—	—	—	(0.09)	—
Total distributions	(0.65)	(1.13)	(0.44)	(0.26)	(1.92)
Net asset value, end of year	$17.12	$15.45	$14.87	$13.10	$16.05
Total Return(c)
Based on net asset value	15.04%	11.47%	17.00%	(16.79)%	13.46%
Ratios to Average Net Assets(d)
Total expenses	0.94%	0.94%	0.99%	1.01%	1.07%
Total expenses after fees waived and/or reimbursed	0.73%	0.73%	0.73%	0.73%	0.77%
Net investment income	2.27%	2.75%	2.77%	1.57%	0:93%
Supplemental Data
Net assets, end of year (000)	$45,174	$32,354	$30,565	$24,670	$26,304
Portfolio turnover rate(e)	13%	17%	19%	14%	3%
(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2035 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$15.10	$14.58	$12.85	$15.80	$15.67
Net investment income(a)	0.23	0.32	0.27	0.11	0.03
Net realized and unrealized gain (loss)	1.90	1.24	1.79	(2.85)	1.93
Net increase (decrease) from investment operations	2.13	1.56	2.06	(2.74)	1.96
Distributions(b)
From net investment income	(0.11)	(0.57)	(0.33)	(0.03)	(0.72)
From net realized gain	(0.42)	(0.47)	—	(0.09)	(1.11)
Return of capital	—	—	—	(0.09)	—
Total distributions	(0.53)	(1.04)	(0.33)	(0.21)	(1.83)
Net asset value, end of year	$16.70	$15.10	$14.58	$12.85	$15.80
Total Return(c)
Based on net asset value	14.10%	10.69%	16.12%	(17.38)%	12.56%
Ratios to Average Net Assets(d)
Total expenses	1.69%	1.69%	1.74%	1.76%	1.82%
Total expenses after fees waived and/or reimbursed	1.48%	1.48%	1.49%	1.48%	1.52%
Net investment income	1.47%	2.03%	1.95%	0.80%	0.20%
Supplemental Data
Net assets, end of year (000)	$3,432	$3,628	$2,768	$3,066	$3,637
Portfolio turnover rate(e)	13%	17%	19%	14%	3%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2035 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$15.40	$14.83	$13.08	$16.03	$15.85
Net investment income(a)	0.33	0.41	0.36	0.19	0.13
Net realized and unrealized gain (loss)	1.94	1.27	1.81	(2.89)	1.95
Net increase (decrease) from investment operations	2.27	1.68	2.17	(2.70)	2.08
Distributions(b)
From net investment income	(0.19)	(0.64)	(0.42)	(0.07)	(0.79)
From net realized gain	(0.42)	(0.47)	—	(0.09)	(1.11)
Return of capital	—	—	—	(0.09)
Total distributions	(0.61)	(1.11)	(0.42)	(0.25)	(1.90)
Net asset value, end of year	$17.06	$15.40	$14.83	$13.08	$16.03
Total Return(c)
Based on net asset value	14.76%	11.31%	16.69%	(16.91)%	13.19%
Ratios to Average Net Assets(d)
Total expenses	1.14%	1.14%	1.18%	1.21%	1.27%
Total expenses after fees waived and/or reimbursed	0.93%	0.93%	0.93%	0.93%	0.97%
Net investment income	2.03%	2.57%	2.60%	1.40%	077%
Supplemental Data
Net assets, end of year (000)	$8,051	$7,753	$5,775	$4,143	$3,687
Portfolio turnover rate(e)	13%	17%	19%	14%	3%
(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2040 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$17.07	$16.61	$14.63	$18.02	$18.74
Net investment income(a)	0.42	0.45	0.44	0.26	0.23
Net realized and unrealized gain (loss)	2.45	1.88	2.34	(3.33)	2.73
Net increase (decrease) from investment operations	2.87	2.33	2.78	(3.07)	2.96
Distributions(b)
From net investment income	(0.42)	(0.80)	(0.56)	(0.13)	(1.29)
From net realized gain	(0.73)	(1.07)	(0.24)	(0.11)	(2.39)
Return of capital	—	—	—	(0.08)	—
Total distributions	(1.15)	(1.87)	(0.80)	(0.32)	(3.68)
Net asset value, end of year	$18.79	$17.07	$16.61	$14.63	$18.02
Total Return(c)
Based on net asset value	16.88%	14.00%	19.15%	(17.09)%	16.04%
Ratios to Average Net Assets(d)
Total expenses	0.71%	0.71%	0.75%	0.76%	0.81%
Total expenses after fees waived and/or reimbursed	0.47%	0.48%	0.49%	0.47%	0.52%
Net investment income	2.32%	2.54%	2.81%	1.67%	1.13%
Supplemental Data
Net assets, end of year (000)	$52,739	$49,329	$48,906	$41,098	$54,509
Portfolio turnover rate(e)	16%	19%	11%	13%	6%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2040 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$14.36	$14.25	$12.65	$15.66	$16.71
Net investment income(a)	0.32	0.35	0.35	0.19	0.16
Net realized and unrealized gain (loss)	2.07	1.60	2.02	(2.89)	2.45
Net increase (decrease) from investment operations	2.39	1.95	2.37	(2.70)	2.61
Distributions(b)
From net investment income	(0.40)	(0.77)	(0.53)	(0.13)	(1.26)
From net realized gain	(0.73)	(1.07)	(0.24)	(0.11)	(2.40)
Return of capital	—	—	—	(0.07)	—
Total distributions	(1.13)	(1.84)	(0.77)	(0.31)	(3.66)
Net asset value, end of year	$15.62	$14.36	$14.25	$12.65	$15.66
Total Return(c)
Based on net asset value	16.67%	13.63%	18.90%	(17.32)%	15.84%
Ratios to Average Net Assets(d)
Total expenses	0:96%	0.96%	1.00%	1.01%	1.06%
Total expenses after fees waived and/or reimbursed	0.72%	0.73%	0.74%	0.72%	0.77%
Net investment income	2.08%	2.29%	2.54%	1.43%	0.89%
Supplemental Data
Net assets, end of year (000)	$152,369	$138,167	$134,232	$121,680	$153,955
Portfolio turnover rate(e)	16%	19%	11%	13%	6%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2040 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$16.44	$16.06	$14.17	$17.56	$18.38
Net investment income(a)	0.23	0.27	0.28	0.11	0.03
Net realized and unrealized gain (loss)	2.34	1.80	2.26	(3.25)	2.69
Net increase (decrease) from investment operations	2.57	2.07	2.54	(3.14)	2.72
Distributions(b)
From net investment income	(0.25)	(0.62)	(0.41)	(0.06)	(1.15)
From net realized gain	(0.73)	(1.07)	(0.24)	(0.11)	(2.39)
Return of capital	—	—	—	(0.08)	—
Total distributions	(0.98)	(1.69)	(0.65)	(0.25)	(3.54)
Net asset value, end of year	$18.03	$16.44	$16.06	$14.17	$17.56
Total Return(c)
Based on net asset value	15.70%	12.86%	18.00%	(17.94)%	14.97%
Ratios to Average Net Assets(d)
Total expenses	1.71%	1.71%	1.75%	1.76%	1.81%
Total expenses after fees waived and/or reimbursed	1.47%	1.48%	1.49%	1.47%	1.52%
Net investment income	1.32%	1.54%	1.82%	0.71%	0.15%
Supplemental Data
Net assets, end of year (000)	$2,892	$2,619	$2,625	$2,210	$2,486
Portfolio turnover rate(e)	16%	19%	11%	13%	6%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2040 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$16.66	$16.28	$14.35	$17.73	$18.51
Net investment income(a)	0.34	0.38	0.37	0.19	0.14
Net realized and unrealized gain (loss)	2.39	1.81	2.29	(3.28)	2.70
Net increase (decrease) from investment operations	2.73	2.19	2.66	(3.09)	2.84
Distributions(b)
From net investment income	(0.36)	(0.74)	(0.49)	(0.10)	(1.23)
From net realized gain	(0.73)	(1.07)	(0.24)	(0.11)	(2.39)
Return of capital	—	—	—	(0.08)	—
Total distributions	(1.09)	(1.81)	(0.73)	(0.29)	(3.62)
Net asset value, end of year	$18.30	$16.66	$16.28	$14.35	$17.73
Total Return(c)
Based on net asset value	16.41%	13.44%	18.68%	(17.48)%	15.55%
Ratios to Average Net Assets(d)
Total expenses	1.16%	1.16%	1.20%	1.21%	1.26%
Total expenses after fees waived and/or reimbursed	0.92%	0.93%	0.94%	0.92%	0.97%
Net investment income	1.92%	2.15%	2.39%	1.28%	0.72%
Supplemental Data
Net assets, end of year (000)	$14,215	$9,657	$6,203	$4,880	$4,977
Portfolio turnover rate(e)	16%	19%	11%	13%	6%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2045 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$17.64	$16.76	$14.31	$17.81	$17.06
Net investment income(a)	0.42	0.44	0.43	0.23	0.20
Net realized and unrealized gain (loss)	2.83	2.17	2.55	(3.36)	2.79
Net increase (decrease) from investment operations	3.25	2.61	2.98	(3.13)	2.99
Distributions(b)
From net investment income	(0.29)	(0.79)	(0.53)	(0.13)	(1.16)
From net realized gain	(0.85)	(0.94)	—	(0.15)	(1.08)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.14)	(1.73)	(0.53)	(0.37)	(2.24)
Net asset value, end of year	$19.75	$17.64	$16.76	$14.31	$17.81
Total Return(c)
Based on net asset value	18.47%	15.51%	20.98%	(17.68)%	17.61%
Ratios to Average Net Assets(d)
Total expenses	0.71%	0.73%	0.77%	0.78%	0.84%
Total expenses after fees waived and/or reimbursed	0.48%	0.50%	0.50%	0.47%	0.51%
Net investment income	2.23%	2.41%	2.78%	1.49%	1.07%
Supplemental Data
Net assets, end of year (000)	$8,233	$6,394	$9,509	$6,317	$8,641
Portfolio turnover rate(e)	21%	15%	2%	16%	—	%(f)
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.
(f)   Rounds to less than 1%.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2045 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$17.53	$16.68	$14.24	$17.75	$17.02
Net investment income(a)	0.38	0.40	0.39	0.19	0.16
Net realized and unrealized gain (loss)	2.79	2.16	2.54	(3.35)	2.77
Net increase (decrease) from investment operations	3.17	2.56	2.93	(3.16)	2.93
Distributions(b)
From net investment income	(0.25)	(0.77)	(0.49)	(0.12)	(1.12)
From net realized gain	(0.85)	(0.94)	—	(0.15)	(1.08)
Return of capital	—	—	—	(0.08)	—
Total distributions	(1.10)	(1.71)	(0.49)	(0.35)	(2.20)
Net asset value, end of year	$19.60	$17.53	$16.68	$14.24	$17.75
Total Return(c)
Based on net asset value	18.13%	15.25%	20.72%	(17.89)%	17.33%
Ratios to Average Net Assets(d)
Total expenses	0.96%	0.97%	1.02%	1.03%	1.09%
Total expenses after fees waived and/or reimbursed	0.73%	0.75%	0.76%	0.72%	0.76%
Net investment income	2.03%	2.21%	2.51%	1.23%	0.84%
Supplemental Data
Net assets, end of year (000)	$45,716	$30,894	$25,035	$17,896	$21,856
Portfolio turnover rate(e)	21%	15%	2%	16%	—	%(f)
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.
(f)   Rounds to less than 1%.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2045 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$17.06	$16.27	$13.90	$17.42	$16.78
Net investment income(a)	0.22	0.26	0.26	0.07	0.02
Net realized and unrealized gain (loss)	2.72	2.09	2.48	(3.28)	2.72
Net increase (decrease) from investment operations	2.94	2.35	2.74	(3.21)	2.74
Distributions(b)
From net investment income	(0.10)	(0.62)	(0.37)	(0.08)	(1.02)
From net realized gain	(0.84)	(0.94)	—	(0.15)	(1.08)
Return of capital	—	—	—	(0.08)	—
Total distributions	(0.94)	(1.56)	(0.37)	(0.31)	(2.10)
Net asset value, end of year	$19.06	$17.06	$16.27	$13.90	$17.42
Total Return(c)
Based on net asset value	17.26%	14.38%	19.81%	(18.51)%	16.40%
Ratios to Average Net Assets(d)
Total expenses	1.71%	1.72%	1.78%	1.78%	1.84%
Total expenses after fees waived and/or reimbursed	1.48%	1.50%	1.51%	1.47%	1.51%
Net investment income	1.20%	1.46%	1.70%	0.47%	0.08%
Supplemental Data
Net assets, end of year (000)	$1,613	$1,554	$1,358	$1,284	$1,392
Portfolio turnover rate(e)	21%	15%	2%	16%	—	%(f)
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.
(f)   Rounds to less than 1%.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2045 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$17.41	$16.58	$14.17	$17.68	$16.97
Net investment income(a)	0.34	0.36	0.36	0.17	0.12
Net realized and unrealized gain (loss)	2.77	2.14	2.51	(3.34)	2.77
Net increase (decrease) from investment operations	3.11	2.50	2.87	(3.17)	2.89
Distributions(b)
From net investment income	(0.22)	(0.73)	(0.46)	(0.11)	(1.10)
From net realized gain	(0.85)	(0.94)	—	(0.15)	(1.08)
Return of capital	—	—	—	(0.08)	—
Total distributions	(1.07)	(1.67)	(0.46)	(0.34)	(2.18)
Net asset value, end of year	$19.45	$17.41	$16.58	$14.17	$17.68
Total Return(c)
Based on net asset value	17.87%	15.03%	20.43%	(18.03)%	17.10%
Ratios to Average Net Assets(d)
Total expenses	1.16%	1.17%	1.22%	1.23%	1.29%
Total expenses after fees waived and/or reimbursed	0.93%	0.95%	0.95%	0.92%	0.96%
Net investment income	1.81%	2.01%	2.35%	1.17%	0.64%
Supplemental Data
Net assets, end of year (000)	$11,904	$9,654	$7,396	$4,108	$2,989
Portfolio turnover rate(e)	21%	15%	2%	16%	—	%(f)
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.
(f)   Rounds to less than 1%.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2050 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$22.50	$21.61	$18.25	$22.99	$22.78
Net investment income(a)	0.51	0.53	0.52	0.28	0.26
Net realized and unrealized gain (loss)	3.99	3.04	3.47	(4.56)	3.83
Net increase (decrease) from investment operations	4.50	3.57	3.99	(4.28)	4.09
Distributions(b)
From net investment income	(0.38)	(1.11)	(0.63)	(0.20)	(1.69)
From net realized gain	(1.19)	(1.57)	—	(0.17)	(2.19)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.57)	(2.68)	(0.63)	(0.46)	(3.88)
Net asset value, end of year	$25.43	$22.50	$21.61	$18.25	$22.99
Total Return(c)
Based on net asset value	20.05%	16.46%	22.02%	(18.71)%	18.15%
Ratios to Average Net Assets(d)
Total expenses	0.72%	0.73%	0.78%	0.78%	0.84%
Total expenses after fees waived and/or reimbursed	0.50%	0.49%	0.50%	0.49%	0.54%
Net investment income	2.09%	2.26%	2.60%	1.45%	1.04%
Supplemental Data
Net assets, end of year (000)	$22,744	$19,712	$20,535	$15,423	$21,290
Portfolio turnover rate(e)	23%	12%	7%	16%	1%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2050 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$22.31	$21.46	$18.13	$22.87	$22.69
Net investment income(a)	0.45	0.48	0.46	0.24	0.19
Net realized and unrealized gain (loss)	3.96	3.00	3.45	(4.54)	3.82
Net increase (decrease) from investment operations	4.41	3.48	3.91	(4.30)	4.01
Distributions(b)
From net investment income	(0.33)	(1.06)	(0.58)	(0.18)	(1.64)
From net realized gain	(1.19)	(1.57)	—	(0.17)	(2.19)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.52)	(2.63)	(0.58)	(0.44)	(3.83)
Net asset value, end of year	$25.20	$22.31	$21.46	$18.13	$22.87
Total Return(c)
Based on net asset value	19.79%	16.14%	21.69%	(18.90)%	17.88%
Ratios to Average Net Assets(d)
Total expenses	0.97%	0.98%	1.03%	1.03%	1.09%
Total expenses after fees waived and/or reimbursed	0.75%	0.74%	0.75%	0.75%	0.79%
Net investment income	1.85%	2.03%	2.32%	1.22%	0.78%
Supplemental Data
Net assets, end of year (000)	$106,870	$88,951	$75,362	$64,526	$77,982
Portfolio turnover rate(e)	23%	12%	7%	16%	1%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2050 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$21.69	$20.93	$17.70	$22.42	$22.36
Net investment income(a)	0.21	0.29	0.30	0.09	0.01
Net realized and unrealized gain (loss)	3.87	2.93	3.37	(4.44)	3.75
Net increase (decrease) from investment operations	4.08	3.22	3.67	(4.35)	3.76
Distributions(b)
From net investment income	(0.16)	(0.89)	(0.44)	(0.11)	(1.51)
From net realized gain	(1.10)	(1.57)	—	(0.17)	(2.19)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.26)	(2.46)	(0.44)	(0.37)	(3.70)
Net asset value, end of year	$24.51	$21.69	$20.93	$17.70	$22.42
Total Return(c)
Based on net asset value	18.85%	15.31%	20.78%	(19.50)%	17.00%
Ratios to Average Net Assets(d)
Total expenses	1.72%	1.73%	1.78%	1.78%	1.84%
Total expenses after fees waived and/or reimbursed	1.50%	1.49%	1.50%	1.50%	1.54%
Net investment income	0.89%	1.28%	1.57%	0.47%	0.05%
Supplemental Data
Net assets, end of year (000)	$1,626	$1,981	$1,812	$1,690	$2,002
Portfolio turnover rate(e)	23%	12%	7%	16%	1%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2050 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$22.10	$21.30	$18.01	$22.74	$22.59
Net investment income(a)	0.39	0.44	0.42	0.21	0.15
Net realized and unrealized gain (loss)	3.92	2.97	3.42	(4.52)	3.80
Net increase (decrease) from investment operations	4.31	3.41	3.84	(4.31)	3.95
Distributions(b)
From net investment income	(0.28)	(1.04)	(0.55)	(0.16)	(1.61)
From net realized gain	(1.19)	(1.57)	—	(0.17)	(2.19)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.47)	(2.61)	(0.55)	(0.42)	(3.80)
Net asset value, end of year	$24.94	$22.10	$21.30	$18.01	$22.74
Total Return(c)
Based on net asset value	19.53%	15.93%	21.41%	(19.05)%	17.65%
Ratios to Average Net Assets(d)
Total expenses	1.17%	1.18%	1.23%	1.23%	1.29%
Total expenses after fees waived and/or reimbursed	0.95%	0.94%	0.95%	0.94%	0.99%
Net investment income	1.63%	1.86%	2.14%	1.10%	0.60%
Supplemental Data
Net assets, end of year (000)	$10,948	$8,132	$4,388	$3,302	$3,149
Portfolio turnover rate(e)	23%	12%	7%	16%	1%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2055 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$19.11	$17.76	$14.99	$18.90	$17.94
Net investment income(a)	0.41	0.44	0.43	0.22	0.20
Net realized and unrealized gain (loss)	3.58	2.60	2.87	(3.75)	3.07
Net increase (decrease) from investment operations	3.99	3.04	3.30	(3.53)	3.27
Distributions(b)
From net investment income	(0.13)	(0.79)	(0.53)	(0.14)	(1.24)
From net realized gain	(1.05)	(0.90)	—	(0.17)	(1.07)
Return of capital	—	—	—	(0.07)	—
Total distributions	(1.18)	(1.69)	(0.53)	(0.38)	(2.31)
Net asset value, end of year	$21.92	$19.11	$17.76	$14.99	$18.90
Total Return(c)
Based on net asset value	20.92%	16.97%	22.18%	(18.75)%	18.43%
Ratios to Average Net Assets(d)
Total expenses	0.73%	0.75%	0.80%	0.79%	0.87%
Total expenses after fees waived and/or reimbursed	0.51%	0.51%	0.51%	0.50%	0.54%
Net investment income	1.99%	2.28%	2.64%	1.40%	0.99%
Supplemental Data
Net assets, end of year (000)	$9,512	$7,105	$9,062	$6,014	$7,814
Portfolio turnover rate(e)	21%	9%	3%	27%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2055 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$18.93	$17.61	$14.88	$18.78	$17.85
Net investment income(a)	0.36	0.40	0.38	0.18	0.15
Net realized and unrealized gain (loss)	3.53	2.58	2.84	(3.72)	3.06
Net increase (decrease) from investment operations	3.89	2.98	3.22	(3.54)	3.21
Distributions(b)
From net investment income	(0.09)	(0.76)	(0.49)	(0.12)	(1.21)
From net realized gain	(1.05)	(0.90)	—	(0.17)	(1.07)
Return of capital	—	—	—	(0.07)	—
Total distributions	(1.14)	(1.66)	(0.49)	(0.36)	(2.28)
Net asset value, end of year	$21.68	$18.93	$17.61	$14.88	$18.78
Total Return(c)
Based on net asset value	20.58%	16.76%	21.77%	(18.90)%	18.13%
Ratios to Average Net Assets(d)
Total expenses	0.98%	0.99%	1.06%	1.04%	1.12%
Total expenses after fees waived and/or reimbursed	0.76%	0.76%	0.77%	0.75%	0.79%
Net investment income	1.77%	2.05%	2.35%	1.15%	0.75%
Supplemental Data
Net assets, end of year (000)	$41,619	$25,709	$18,754	$14,873	$17,422
Portfolio turnover rate(e)	21%	9%	3%	27%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2055 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$18.43	$17.20	$14.53	$18.42	$17.59
Net investment income(a)	0.19	0.24	0.24	0.07	(0.00	)(b)
Net realized and unrealized gain (loss)	3.44	2.50	2.79	(3.66)	3.00
Net increase (decrease) from investment operations	3.63	2.74	3.03	(3.59)	3.00
Distributions(c)
From net investment income	(0.05)	(0.61)	(0.36)	(0.06)	(1.10)
From net realized gain	(0.93)	(0.90)	—	(0.17)	(1.07)
Return of capital	—	—	—	(0.07)	—
Total distributions	(0.98)	(1.51)	(0.36)	(0.30)	(2.17)
Net asset value, end of year	$21.08	$18.43	$17.20	$14.53	$18.42
Total Return(d)
Based on net asset value	19.73%	15.82%	20.94%	(19.53)%	17.19%
Ratios to Average Net Assets(e)
Total expenses	1.73%	1.74%	1.83%	1.79%	1.87%
Total expenses after fees waived and/or reimbursed	1.51%	1.51%	1.54%	1.50%	1.54%
Net investment income	0.94%	1.29%	1.54%	0.45%	(0.00)%
Supplemental Data
Net assets, end of year (000)	$1,523	$1,268	$1,099	$1,341	$1,340
Portfolio turnover rate(f)	21%	9%	3%	27%	2%
(a)  Based on average shares outstanding.
(b)  Amount is greater than $(0.005) per share.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2055 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$18.82	$17.53	$14.81	$18.72	$17.82
Net investment income(a)	0.31	0.36	0.35	0.16	0.12
Net realized and unrealized gain (loss)	3.52	2.56	2.83	(3.72)	3.03
Net increase (decrease) from investment operations	3.83	2.92	3.18	(3.56)	3.15
Distributions(b)
From net investment income	(0.05)	(0.73)	(0.46)	(0.11)	(1.18)
From net realized gain	(1.04)	(0.90)	—	(0.17)	(1.07)
Return of capital	—	—	—	(0.07)	—
Total distributions	(1.09)	(1.63)	(0.46)	(0.35)	(2.25)
Net asset value, end of year	$21.56	$18.82	$17.53	$14.81	$18.72
Total Return(c)
Based on net asset value	20.39%	16.50%	21.60%	(19.09)%	17.83%
Ratios to Average Net Assets(d)
Total expenses	1.18%	1.19%	1.25%	1.24%	1.32%
Total expenses after fees waived and/or reimbursed	0:96%	0.96%	0.96%	0.95%	0.99%
Net investment income	1.54%	1.85%	2.17%	1.05%	0.59%
Supplemental Data
Net assets, end of year (000)	$7,662	$5,918	$3,643	$2,464	$2,204
Portfolio turnover rate(e)	21%	9%	3%	27%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2060 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$14.50	$13.20	$11.11	$13.93	$12.85
Net investment income(a)	0.31	0.36	0.33	0.18	0.16
Net realized and unrealized gain (loss)	2.75	1.91	2.13	(2.77)	2.17
Net increase (decrease) from investment operations	3.06	2.27	2.46	(2.59)	2.33
Distributions(b)
From net investment income	(0.04)	(0.48)	(0.37)	(0.09)	(0.73)
From net realized gain	(0.55)	(0.49)	—	(0.09)	(0.52)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.59)	(0.97)	(0.37)	(0.23)	(1.25)
Net asset value, end of year	$16.97	$14.50	$13.20	$11.11	$13.93
Total Return(c)
Based on net asset value	21.08%	17.07%	22.30%	(18.64)%	18.14%
Ratios to Average Net Assets(d)
Total expenses	0.74%	0.78%	0.86%	0.91%	1.05%
Total expenses after fees waived and/or reimbursed	0.50%	0.51%	0.49%	0.49%	0.52%
Net investment income	1.96%	2.43%	2.70%	1.54%	1.09%
Supplemental Data
Net assets, end of year (000)	$8,347	$5,183	$3,573	$1,596	$1,314
Portfolio turnover rate(e)	20%	12%	3%	37%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2060 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$14.43	$13.15	$11.07	$13.91	$12.84
Net investment income(a)	0.28	0.32	0.29	0.15	0.12
Net realized and unrealized gain (loss)	2.72	1.91	2.13	(2.77)	2.17
Net increase (decrease) from investment operations	3.00	2.23	2.42	(2.62)	2.29
Distributions(b)
From net investment income	(0.04)	(0.46)	(0.34)	(0.08)	(0.70)
From net realized gain	(0.52)	(0.49)	—	(0.09)	(0.52)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.56)	(0.95)	(0.34)	(0.22)	(1.22)
Net asset value, end of year	$16.87	$14.43	$13.15	$11.07	$13.91
Total Return(c)
Based on net asset value	20.79%	16.82%	21.99%	(18.88)%	17.87%
Ratios to Average Net Assets(d)
Total expenses	0.99%	1.02%	1.14%	1.15%	1.30%
Total expenses after fees waived and/or reimbursed	0.75%	0.76%	0.76%	0.74%	0.77%
Net investment income	1.76%	2.20%	2.39%	1.31%	0.84%
Supplemental Data
Net assets, end of year (000)	$14,072	$6,100	$2,529	$1,562	$1,054
Portfolio turnover rate(e)	20%	12%	3%	37%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2060 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$14.38	$13.05	$10.99	$13.86	$12.83
Net investment income(a)	0.15	0.20	0.20	0.06	0.02
Net realized and unrealized gain (loss)	2.72	1.89	2.11	(2.75)	2.16
Net increase (decrease) from investment operations	2.87	2.09	2.31	(2.69)	2.18
Distributions(b)
From net investment income	(0.04)	(0.27)	(0.25)	(0.04)	(0.63)
From net realized gain	(0.40)	(0.49)	—	(0.09)	(0.52)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.44)	(0.76)	(0.25)	(0.18)	(1.15)
Net asset value, end of year	$16.81	$14.38	$13.05	$10.99	$13.86
Total Return(c)
Based on net asset value	19.90%	15.90%	21.09%	(19.48)%	16.98%
Ratios to Average Net Assets(d)
Total expenses	1.74%	1.79%	1.90%	1.90%	2.05%
Total expenses after fees waived and/or reimbursed	1.51%	1.52%	1.52%	1.49%	1.51%
Net investment income	0.97%	1.40%	1.66%	0.51%	0.11%
Supplemental Data
Net assets, end of year (000)	$107	$110	$153	$100	$96
Portfolio turnover rate(e)	20%	12%	3%	37%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2060 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$14.42	$13.14	$11.06	$13.91	$12.85
Net investment income(a)	0.24	0.29	0.27	0.14	0.09
Net realized and unrealized gain (loss)	2.72	1.90	2.13	(2.78)	2.17
Net increase (decrease) from investment operations	2.96	2.19	2.40	(2.64)	2.26
Distributions(b)
From net investment income	(0.04)	(0.42)	(0.32)	(0.07)	(0.68)
From net realized gain	(0.49)	(0.49)	—	(0.09)	(0.52)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.53)	(0.91)	(0.32)	(0.21)	(1.20)
Net asset value, end of year	$16.85	$14.42	$13.14	$11.06	$13.91
Total Return(c)
Based on net asset value	20.53%	16.51%	21.79%	(19.04)%	17.63%
Ratios to Average Net Assets(d)
Total expenses	1.19%	1.22%	1.34%	1.36%	1.50%
Total expenses after fees waived and/or reimbursed	0.95%	0.96%	0.96%	0.94%	0.97%
Net investment income	1.53%	1.98%	2.19%	1.19%	0.66%
Supplemental Data
Net assets, end of year (000)	$6,772	$3,077	$2,001	$1,247	$817
Portfolio turnover rate(e)	20%	12%	3%	37%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2065 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$12.99	$12.01	$10.07	$12.67	$11.74
Net investment income(a)	0.28	0.35	0.29	0.16	0.14
Net realized and unrealized gain (loss)	2.45	1.65	1.95	(2.50)	2.02
Net increase (decrease) from investment operations	2.73	2.00	2.24	(2.34)	2.16
Distributions(b)
From net investment income	(0.02)	(0.45)	(0.30)	(0.11)	(0.78)
From net realized gain	(0.38)	(0.57)	—	(0.10)	(0.45)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.40)	(1.02)	(0.30)	(0.26)	(1.23)
Net asset value, end of year	$15.32	$12.99	$12.01	$10.07	$12.67
Total Return(c)
Based on net asset value	21.02%	16.50%	22.39%	(18.55)%	18.43%
Ratios to Average Net Assets(d)
Total expenses	0.77%	0.84%	1.09%	1.20%	1.47%
Total expenses after fees waived and/or reimbursed	0.50%	0.51%	0.51%	0.48%	0.53%
Net investment income	1.97%	2.64%	2.66%	1.54%	1.09%
Supplemental Data
Net assets, end of year (000)	$2,402	$1,365	$1,094	$604	$596
Portfolio turnover rate(e)	21%	12%	4%	26%	8%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2065 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$12.93	$11.97	$10.05	$12.66	$11.74
Net investment income(a)	0.24	0.32	0.28	0.14	0.11
Net realized and unrealized gain (loss)	2.43	1.65	1.92	(2.50)	2.02
Net increase (decrease) from investment operations	2.67	1.97	2.20	(2.36)	2.13
Distributions(b)
From net investment income	(0.02)	(0.44)	(0.28)	(0.10)	(0.76)
From net realized gain	(0.35)	(0.57)	—	(0.10)	(0.45)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.37)	(1.01)	(0.28)	(0.25)	(1.21)
Net asset value, end of year	$15.23	$12.93	$11.97	$10.05	$12.66
Total Return(c)
Based on net asset value	20:66%	16.29%	21.99%	(18.71)%	18.13%
Ratios to Average Net Assets(d)
Total expenses	1.02%	1.08%	1.31%	1.44%	1.72%
Total expenses after fees waived and/or reimbursed	0.75%	0.76%	0.72%	0.72%	0.78%
Net investment income	1.73%	2.41%	2.51%	1.35%	0.85%
Supplemental Data
Net assets, end of year (000)	$14,925	$8,266	$2,502	$868	$722
Portfolio turnover rate(e)	21%	12%	4%	26%	8%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2065 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$12.87	$11.90	$9.99	$12.64	$11.74
Net investment income(a)	0.13	0.21	0.18	0.06	0.01
Net realized and unrealized gain (loss)	2.42	1.64	1.92	(2.50)	2.02
Net increase (decrease) from investment operations	2.55	1.85	2.10	(2.44)	2.03
Distributions(b)
From net investment income	(0.02)	(0.31)	(0.19)	(0.06)	(0.68)
From net realized gain	(0.25)	(0.57)	—	(0.10)	(0.45)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.27)	(0.88)	(0.19)	(0.21)	(1.13)
Net asset value, end of year	$15.15	$12.87	$11.90	$9.99	$12.64
Total Return(c)
Based on net asset value	19.76%	15.46%	21.08%	(19.38)%	17.30%
Ratios to Average Net Assets(d)
Total expenses	1.77%	1.84%	2.11%	2.20%	2.47%
Total expenses after fees waived and/or reimbursed	1.51%	1.51%	1.52%	1.48%	1.53%
Net investment income	0.93%	1.64%	1.61%	0.59%	0.08%
Supplemental Data
Net assets, end of year (000)	$988	$849	$774	$553	$528
Portfolio turnover rate(e)	21%	12%	4%	26%	8%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2065 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$12.94	$11.96	$10.03	$12.65	$11.74
Net investment income(a)	0.21	0.29	0.23	0.11	0.08
Net realized and unrealized gain (loss)	2.44	1.65	1.95	(2.49)	2.01
Net increase (decrease) from investment operations	2.65	1.94	2.18	(2.38)	2.09
Distributions(b)
From net investment income	(0.02)	(0.39)	(0.25)	(0.09)	(0.73)
From net realized gain	(0.33)	(0.57)	—	(0.10)	(0.45)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.35)	(0.96)	(0.25)	(0.24)	(1.18)
Net asset value, end of year	$15.24	$12.94	$11.96	$10.03	$12.65
Total Return(c)
Based on net asset value	20.44%	16.07%	21.82%	(18.92)%	17.86%
Ratios to Average Net Assets(d)
Total expenses	1.22%	1.29%	1.59%	1.65%	1.92%
Total expenses after fees waived and/or reimbursed	0.95%	0.96%	0.99%	0.93%	0.98%
Net investment income	1.52%	2.19%	2.14%	1.05%	0.63%
Supplemental Data
Net assets, end of year (000)	$823	$570	$509	$445	$509
Portfolio turnover rate(e)	21%	12%	4%	26%	8%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2070 Fund
	Institutional
(For a share outstanding throughout each period)	Year Ended 12/31/25	Period from 09/24/24(a) to 12/31/24
Net asset value, beginning of period	$9.81	$10.00
Net investment income(b)	0.21	0.08
Net realized and unrealized gain (loss)	1.82	(0.21)
Net increase (decrease) from investment operations	2.03	(0.13)
Distributions from net investment income(c)	(0.34)	(0.06)
Net asset value, end of period	$11.50	$9.81
Total Return(d)
Based on net asset value	20.98%	(1.35	)%(e)
Ratios to Average Net Assets(f)
Total expenses	1.44%	1.40	%(g)(h)
Total expenses after fees waived and/or reimbursed	0.50%	0.49	%(g)
Net investment income	2.00%	2.88	%(g)
Supplemental Data
Net assets, end of period (000)	$115	$98
Portfolio turnover rate(i)	41%	10%
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.80%.
(i)	Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2070 Fund
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/25	Period from 09/24/24(a) to 12/31/24
Net asset value, beginning of period	$9.81	$10.00
Net investment income(b)	0.19	0.07
Net realized and unrealized gain (loss)	1.81	(0.21)
Net increase (decrease) from investment operations	2.00	(0.14)
Distributions from net investment income(c)	(0.32)	(0.05)
Net asset value, end of period	$11.49	$9.81
Total Return(d)
Based on net asset value	20.73%	(1.42	)%(e)
Ratios to Average Net Assets(f)
Total expenses	1.67%	1.65	%(g)(h)
Total expenses after fees waived and/or reimbursed	0.75%	0.75	%(g)
Net investment income	1.79%	2.62	%(g)
Supplemental Data
Net assets, end of period (000)	$189	$98
Portfolio turnover rate(i)	41%	10%
(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)  Not annualized.
(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)   Annualized.
(h)  Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.04%.
(i)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2070 Fund
	Investor C
(For a share outstanding throughout each period)	Year Ended 12/31/25	Period from 09/24/24(a) to 12/31/24
Net asset value, beginning of period	$9.81	$10.00
Net investment income(b)	0.10	0.05
Net realized and unrealized gain (loss)	1.82	(0.21)
Net increase (decrease) from investment operations	1.92	(0.16)
Distributions from net investment income(c)	(0.32)	(0.03)
Net asset value, end of period	$11.41	$9.81
Total Return(d)
Based on net asset value	19.84%	(1.61	)%(e)
Ratios to Average Net Assets(f)
Total expenses	2.44%	2.40	%(g)(h)
Total expenses after fees waived and/or reimbursed	1.50%	1.49	%(g)
Net investment income	0.99%	1.87	%(g)
Supplemental Data
Net assets, end of period (000)	$114	$98
Portfolio turnover rate(i)	41%	10%
(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)  Not annualized.
(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)   Annualized.
(h)  Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.79%.
(i)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

Financial Highlights (concluded)

	BlackRock LifePath® Dynamic 2070 Fund
	Class R
(For a share outstanding throughout each period)	Year Ended 12/31/25	Period from 09/24/24(a) to 12/31/24
Net asset value, beginning of period	$9.81	$10.00
Net investment income(b)	0.16	0.07
Net realized and unrealized gain (loss)	1.82	(0.22)
Net increase (decrease) from investment operations	1.98	(0.15)
Distributions from net investment income(c)	(0.32)	(0.04)
Net asset value, end of period	$11.47	$9.81
Total Return(d)
Based on net asset value	20.45%	(1.47	)%(e)
Ratios to Average Net Assets(f)
Total expenses	1.88%	1.85	%(g)(h)
Total expenses after fees waived and/or reimbursed	0.95%	0.94	%(g)
Net investment income	1.54%	2.42	%(g)
Supplemental Data
Net assets, end of period (000)	$144	$98
Portfolio turnover rate(i)	41%	10%
(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, assumes the reinvestment of distributions.
(e)  Not annualized.
(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)   Annualized.
(h)  Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.24%.
(i)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

General Information

Shareholder Documents

Electronic Access to Annual and Semi-Annual Reports, Annual and Semi-Annual Financial Statements and Additional Information and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports, Annual and Semi-Annual Financial Statements and Additional Information and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.
Shareholders Who Hold Accounts Directly with BlackRock:
∎	Access the BlackRock website at http://www.blackrock.com/edelivery; and

∎	Log into your account.
Delivery of Shareholder Documents
The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.
Certain Fund Policies

Anti-Money Laundering Requirements
The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about a Fund, including how it invests, please see the SAI.
For a discussion of a Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.
Disclaimers

The S&P Indexes are products of SPDJI and have been licensed for use by BFA or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of S&P; Dow Jones® is a registered trademark of Dow Jones, and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the iShares Trust. It is not possible to invest directly in an index. The iShares S&P Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares S&P Funds particularly or the ability of the S&P Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the iShares Trust and BFA and their affiliates with respect to the S&P Indexes is the licensing of the S&P Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to the iShares Trust, BFA or its affiliates or the iShares S&P Funds. S&P Dow Jones Indices have no obligation to take the needs of BFA or its affiliates or the owners of the iShares S&P Funds into consideration in determining, composing or calculating the S&P Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the iShares S&P Funds or the timing of the issuance or sale of the iShares S&P Funds or in the determination or calculation of the equation by which the iShares S&P Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. There is no assurance that investment products based on the S&P Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax‑exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF THE ISHARES S&P FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The iShares Russell Funds have been developed solely by BFA or its affiliates. The iShares Russell Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the LSE Group. FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell Midcap® Index and Russell 2000® Index (the “Russell Indexes”) vest in the relevant LSE Group company which owns the Russell Indexes. “FTSE®”, “Russell®”, and “FTSE Russell®”, are trade marks of the relevant LSE Group company and is/are used by any other LSE Group company under license.
The Russell Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Russell Indexes or (b) investment in or operation of the iShares Russell Funds.

The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the iShares Russell Funds or the suitability of the Russell Indexes for the purpose to which it is being put by BFA or its affiliates.
The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF or any member of the public regarding the advisability of investing in securities generally or in iShares J.P. Morgan USD Emerging Markets Bond ETF in particular, or the ability of the J.P. Morgan EMBI® Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the iShares Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of J.P. Morgan and of the J.P. Morgan EMBI® Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the iShares Trust, BFA or its affiliates or iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan has no obligation to take the needs of BFA or its affiliates or the owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF into consideration in determining, composing or calculating the J.P. Morgan EMBI® Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the prices and amount of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of iShares J.P. Morgan USD Emerging Markets Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan does not guarantee the accuracy or the completeness of the J.P. Morgan EMBI® Global Core Index or any data included therein and J.P. Morgan shall have no liability for any errors, omissions or interruptions therein. J.P. Morgan makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF or any other person or entity from the use of the J.P. Morgan EMBI® Global Core Index or any data included therein. J.P. Morgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the J.P. Morgan EMBI® Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the J.P. Morgan EMBI® Global Core Index or any data included therein, even if notified of the possibility of such damages.
Markit® and iBoxx® are service marks of Markit and have been licensed for use by BFA or its affiliates.
The Markit iBoxx® USD Liquid High Yield Index (the “Markit Index”) referenced herein is the property of Markit (“Index Provider”) and has been licensed for use in connection with iShares iBoxx $ High Yield Corporate Bond ETF. Each owner of iShares iBoxx $ High Yield Corporate Bond ETF acknowledges and agrees that iShares iBoxx $ High Yield Corporate Bond ETF is not sponsored, endorsed or promoted by the Index Provider. The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaims all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Markit Index or any data included therein or relating thereto, and in particular disclaims any warranty either as to the quality, accuracy and/or completeness of the Markit Index or any data included therein, the results obtained from the use of the Markit Index and/or the composition of the Markit Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in the Markit Index at any particular time on any particular date or otherwise. The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Markit Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein.
The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling iShares iBoxx $ High Yield Corporate Bond ETF, the ability of the Markit Index to track relevant markets’ performances, or otherwise relating to the Markit Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Markit Index. No party purchasing or selling iShares iBoxx $ High Yield Corporate Bond ETF, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Markit Index.
THE ISHARES MSCI FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BFA OR ITS AFFILIATES. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE ISHARES MSCI FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED,

COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE ISHARES MSCI FUNDS OR THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE ISHARES MSCI FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE ISHARES MSCI FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE ISHARES MSCI FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE ISHARES MSCI FUNDS, OWNERS OF THE ISHARES MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the iShares MSCI Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote the iShares MSCI Funds without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
“Bloomberg®” and the Bloomberg Indexes are service marks of Bloomberg and have been licensed for use for certain purposes by BFA or its affiliates.
The iShares Bloomberg Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the iShares Bloomberg Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Bloomberg Funds particularly. The only relationship of Bloomberg to BFA or its affiliates is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indexes, which is determined, composed and calculated by BISL without regard to BFA or its affiliates or the iShares Bloomberg Funds. Bloomberg has no obligation to take the needs of BFA or its affiliates or the owners of the iShares Bloomberg Funds into consideration in determining, composing, or calculating the Bloomberg Indexes. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares Bloomberg Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to iShares Bloomberg Funds customers, in connection with the administration, marketing or trading of the iShares Bloomberg Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF THE ISHARES BLOOMBERG FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES — WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE — ARISING IN CONNECTION WITH THE ISHARES BLOOMBERG FUNDS OR BLOOMBERG INDEXES OR ANY DATA OR VALUES RELATING THERETO — WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The ICE® BofA 1‑5 Year US Corporate Index, ICE® U.S. Treasury 1‑3 Year Bond Index, ICE® U.S. Treasury 3‑7 Year Bond Index, ICE® U.S. Treasury 7‑10 Year Bond Index, ICE® U.S. Treasury 10‑20 Year Bond Index, ICE® U.S. Treasury 20+ Year Bond Index, ICE® BofA US Corporate Index, ICE® BofA 5‑10 Year US Corporate Index and ICE® Short US Treasury Securities Index (collectively, the “ICE Indexes”) are service/trade marks of ICE Data Indices, LLC (“ICE Data”) or its affiliates (“Interactive Data”) and have been licensed for use by BlackRock, Inc. and its affiliates in connection with the iShares 1‑5 Year Investment Grade Corporate Bond ETF, iShares 1‑3 Year Treasury Bond ETF, iShares 3‑7 Year Treasury Bond ETF, iShares 7‑10 Year Treasury Bond ETF, iShares 10‑20 Year Treasury Bond ETF, iShares 20+ Year

Treasury Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares 5‑10 Year Investment Grade Corporate Bond ETF and iShares Short Treasury Bond ETF (collectively, the “iShares ICE Funds”). Neither BlackRock, Inc., iShares Trust nor the iShares ICE Funds, as applicable, are sponsored, endorsed, sold or promoted by ICE Data and ICE Data makes no representations or warranties regarding BlackRock, Inc. or the iShares ICE Funds or the ability of the the iShares ICE Funds to track the applicable Index.
ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
Acquired Fund Fees and Expenses — a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies.
Administration Fee — a fee paid to the administrator for providing administrative services to a Fund.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.
Bloomberg U.S. Aggregate Bond Index — a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg U.S. Intermediate Credit Bond Index — measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the US Corporate Index and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities constrained by maturity.
Bloomberg U.S. Intermediate Government Bond Index — tracks U.S. dollar denominated, fixed-rate, nominal U.S. Treasuries and US agency debentures (securities issued by U.S. government owned or government sponsored entities, and debt explicitly guaranteed by the U.S. government) with maturities greater or equal than 1 year but less than 10 years.
Bloomberg U.S. Long Credit Bond Index — includes investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the Bloomberg U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. Securities must have a maturity equal or greater than 10 years.
Bloomberg U.S. Long Government Bond Index — tracks U.S. dollar denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures (securities issued by U.S. government owned or government sponsored entities, and debt explicitly guaranteed by the U.S. government) with maturities equal or greater than 10 years.
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index — tracks all U.S. dollar-denominated, investment grade, securitized issues within the Bloomberg U.S. Aggregate Index. MBS must have a weighted average maturity of at least one year. CMBS and ABS must have a remaining average life of at least one year.
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) — measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.
Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
FTSE EPRA Nareit Developed Index — designed to track the performance of listed real estate companies and REITs worldwide.
FTSE Nareit All Equity REIT Index — contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
ICE®  U.S. Treasury 0-5 Year Inflation Linked Bond Index — tracks the performance of inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” that have a remaining maturity of less than or equal to five years.
LifePath Dynamic Fund Custom Benchmark — a customized weighted index comprised of different indexes which are representative of the asset classes in which a Fund invests according to their weightings as of the most recent quarter end.
Management Fee — a fee paid to BFA for managing a Fund.
MSCI ACWI ex USA IMI Index — captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. With 6,025 constituents, the index covers approximately 99% of the global equity opportunity set outside the United States.
Other Expenses — include accounting, administration, transfer agency, custody, professional and registration fees.

Russell 1000® Index — an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership, representing more than 90% of investable US equities by market capitalization.
Russell 2000® Index — an index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
S&P Global Infrastructure Index — tracks 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Shareholder Fees — fees paid directly by a shareholder, including sales charges that you may pay when you buy or sell shares of a Fund.

Intermediary-Defined Sales Charge Waiver Policies

Intermediary-Defined Sales Charge Waiver Policies

Ameriprise Financial:
Front-end sales charge reductions on Investor A Shares purchased through Ameriprise Financial

Shareholders purchasing Investor A Shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Such shareholders can reduce their initial sales charge on the purchase of Investor A Shares as follows:

∎	Transaction size breakpoints, as described in this Fund’s prospectus or SAI.

∎	Rights of accumulation (ROA), as described in this Fund’s prospectus or SAI.

∎	Letter of intent, as described in this Fund’s prospectus or SAI.
Front-end sales charge waivers on Investor A Shares purchased through Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Such shareholders may purchase Investor A shares at NAV without payment of a sales charge as follows:

∎
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within BlackRock Funds).

∎
Shares exchanged from Investor C Shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares or conversion of Investor C Shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares for load waived shares, that waiver will also apply to such exchanges.

∎	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

∎
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

∎
Shares purchased from the proceeds of redemptions within BlackRock Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement).

CDSC waivers on Investor A and C Shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial retail brokerage account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

∎	Redemptions due to death or disability of the shareholder

∎	Shares sold as part of a systematic withdrawal plan as described in this Fund’s prospectus or SAI

∎	Redemptions made in connection with a return of excess contributions from an IRA account

∎	Shares purchased through a Right of Reinstatement (as defined above)

∎	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

D.A. Davidson & Co. (“D.A. Davidson”):
Effective March 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders, through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI.
Front‑End Sales Charge Waivers on Investor A Shares available at D.A. Davidson

∎	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains and dividend distributions.

∎	Shares purchased by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

∎
Shares purchased from the proceeds of redemptions of the same Fund or another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

∎
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Investor A and C Shares Available at D.A. Davidson

∎	Shares sold due to the death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

∎	Shares bought due to return of excess contributions from an IRA account.

∎	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

∎	Shares acquired through a Right of Reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: Breakpoints, Rights of Accumulation and/or Letters of Intent

∎	Breakpoints as described in this Prospectus.

∎
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible BlackRock Fund assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

∎
Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, over a 13‑month time period. Eligible BlackRock Fund assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):
Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:
Effective on or after August 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BlackRock Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

∎	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)

∎
The applicable sales charge on a purchase of Investor A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of BlackRock Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

∎
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

∎	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares multiplied by NAV).
Letter of Intent (“LOI”)

∎
Through a LOI, a shareholder can receive the sales charge and breakpoint discounts for purchases such shareholder intends to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible BlackRock Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

∎
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

∎
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

∎	Shares purchased in an Edward Jones fee‑based program.

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

∎
Shares purchased from the proceeds of redeemed shares of BlackRock Funds so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

∎	The redemption and repurchase occur in the same account.

∎
The redemption proceeds are used to process an: IRA contribution, return of excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

∎
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

∎
Shares exchanged into Investor A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSCs due to BlackRock, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

∎	Exchanges from Investor C Shares to Investor A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

∎	The death or disability of the shareholder.

∎	Systematic withdrawals with up to 10% per year of the account value.

∎	Return of excess contributions from an IRA.

∎
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

∎	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

∎	Shares exchanged in an Edward Jones fee‑based program.

∎	Shares acquired through a NAV Reinstatement.

∎	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts for Investor A and Investor C Shares

∎	Initial purchase minimum: $250

∎	Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

∎	A fee‑based account held on an Edward Jones platform

∎	A 529 account held on an Edward Jones platform

∎	An account with an active systematic investment plan or LOI
Exchanging Share Classes

∎
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Investor A Shares of the same fund at NAV, provided that Edward Jones will be responsible for any remaining CDSC due to BlackRock, if applicable, and that the shareholders meet the eligibility requirements of the new share class.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front‑end sales charge waivers on Investor A Shares available at J.P. Morgan Securities LLC

∎	Shares exchanged from Investor C (i.e., level-load) Shares of the same Fund pursuant to J.P. Morgan Securities LLC’s policies relating to sales load discounts and waivers.

∎
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts.

∎	Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

∎	Shares purchased through rights of reinstatement.

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).

∎	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent.
Investor C to Investor A Share conversion

∎
A shareholder in the Fund’s Investor C Shares will have their shares converted by J.P. Morgan Securities LLC to Investor A Shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Investor A and C Shares available at J.P. Morgan Securities LLC

∎	Shares sold upon the death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

∎	Shares purchased in connection with a return of excess contributions from an IRA account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

∎	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

∎	Breakpoints as described in the prospectus.

∎
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).

Janney Montgomery Scott LLC:

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front‑end sales charge* waivers on Investor A shares available at Janney

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund).

∎	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

∎
Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (i.e., right of reinstatement).

∎
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

∎	Shares acquired through a right of reinstatement.

∎	Investor C shares that are no longer subject to a contingent deferred sales charge and are converted to Investor A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Investor A and C shares available at Janney

∎	Shares sold upon the death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus or SAI.

∎	Shares purchased in connection with a return of excess contributions from an IRA account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

∎	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

∎	Shares acquired through a right of reinstatement.

∎	Shares exchanged into the same share class of a different fund.
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

∎	Breakpoints as described in the Fund’s prospectus or SAI.

∎
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Janney. Eligible BlackRock Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a BlackRock Fund, over a 13‑month time period. Eligible BlackRock Fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Merrill Lynch:
Purchases or sales of front‑end (i.e. Investor A) or level-load (i.e., Investor C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Load Waivers Available at Merrill

∎
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

∎	Shares purchased through a Merrill investment advisory program

∎	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

∎	Shares purchased through the Merrill Edge Self-Directed platform

∎	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

∎	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

∎
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

∎	Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g. the Fund’s officers or trustees)

∎
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

∎	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

∎	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

∎	Shares sold due to return of excess contributions from an IRA account

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

∎
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

∎
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

∎
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

∎
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement

Morgan Stanley Wealth Management:
Morgan Stanley Wealth Management Investor A Share Front-End Sales Charge Waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Investor A Shares of the Fund through Morgan Stanley’s transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following circumstances:

∎
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

∎	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

∎	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

∎	Shares purchased through a Morgan Stanley self-directed brokerage account

∎
Investor C Shares that are no longer subject to a contingent deferred sales charge and are exchanged for Investor A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

∎
Shares purchased from the proceeds of redemptions within BlackRock Funds under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients through Morgan Stanley’s transactional brokerage accounts.

Oppenheimer & Co. Inc.:

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Investor A Shares available at OPCO

∎
Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

∎	Shares purchased by or through a 529 Plan

∎	Shares purchased through an OPCO affiliated investment advisory program

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

∎
Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

∎
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

∎	Shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

∎	Shares purchased by directors or trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Investor A and C Shares available at OPCO

∎	Shares sold due to death or disability of the shareholder

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

∎	Shares bought due to return of excess contributions from an IRA account

∎
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

∎	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

∎	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in this prospectus

∎
Rights of Accumulation (“ROA”) and Letters of Intent (“LOI”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at OPCO. Eligible BlackRock Fund assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investor A Shares Available at Raymond James

∎	Shares purchased in a Raymond James investment advisory program.

∎	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains distributions and dividend distributions.

∎	Shares purchased by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

∎
Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

∎
A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Investor A and C Shares Available at Raymond James

∎	Shares sold due to death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

∎	Shares bought due to return of excess contributions from an IRA Account.

∎
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus or SAI.

∎	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

∎	Shares acquired through a Right of Reinstatement.
Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

∎	Breakpoints as described in this prospectus.

∎
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

∎
Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds over a 13-month time period. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (“Baird”):
Effective January 1, 2026, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front‑End Sales Charge Waivers on Investor A Shares Available at Baird

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

∎	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

∎
Shares purchased within 90 days following a redemption from a BlackRock Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement)

∎
A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

∎
Shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Investor A and C Shares Available at Baird

∎	Shares sold due to death or disability of the shareholder

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

∎	Shares bought due to returns of excess contributions from an IRA account

∎
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

∎	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

∎	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulation, & Letters of Intent

∎	Breakpoints as described in this prospectus

∎
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Baird. Eligible BlackRock Fund assets not held at Baird may be included in ROA calculation only if the shareholder notifies his or her financial advisor about such assets

∎	Letters of Intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of BlackRock Funds through Baird, over a 13‑month period of time

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, clients of Wells Fargo Advisors purchasing Fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or SAI. In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Investor A Share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Investor A Shares of the Fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

∎
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to April 1, 2026 will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

∎	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where an Investor A Share is offered without a front-end sales charge.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.

CDSC imposed on Fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Investor A Share front-end load discounts

Wells Fargo Advisors clients purchasing Investor A Shares of the Fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

∎
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

∎
Effective April 1, 2026, employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

∎	Gift of shares will not be considered when determining breakpoint discounts

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For More Information

Funds and Service Providers

THE FUNDS
BlackRock Funds III
BlackRock LifePath® Dynamic Retirement Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic 2070 Fund
400 Howard Street
San Francisco, California 94105
(800) 441-7762
MANAGER
BlackRock Fund Advisors
400 Howard Street
San Francisco, California 94105
SUB-ADVISERS
BlackRock International Limited
Dundas House
20 Brandon Street
Edinburgh, EH3 5PP
Scotland
BlackRock (Singapore) Limited
20 Anson Road #18-01
079912 Singapore
ADMINISTRATOR
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
118 Flanders Road
Westborough, MA 01581
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, Pennsylvania 19103
ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
DISTRIBUTOR
BlackRock Investments, LLC
50 Hudson Yards
New York, New York 10001
CUSTODIAN
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports and Form N-CSR
A Fund’s annual and semi-annual reports and Form N-CSR contain additional information about the Fund’s investments. The annual report describes the Funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds’ performance for the last fiscal year. In Form N-CSR, you will find each Fund’s financial statements.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated April 30, 2026, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports and other information such as Fund financial statements, by calling (800) 441‑7762. The SAI, as amended and/or supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.
Purchases and Redemptions
Call your Financial Intermediary or BlackRock Investor Services at (800) 441-7762.
World Wide Web
General Fund information and specific Fund performance, including the SAI, annual/semi-annual reports and other information such as Fund financial statements, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BlackRock Funds III
P.O. Box 534429
Pittsburgh, Pennsylvania 15253-4429
Overnight Mail
BlackRock Funds III
Attention: 534429
1350 Penn Avenue
Suite 102
Pittsburgh, Pennsylvania 15222
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 882-0052.
Portfolio Characteristics and Holdings
A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.
Securities and Exchange Commission
You may also view and copy public information about a Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT COMPANY ACT FILE # 811-07332
© BlackRock Advisors, LLC

PRO-LPD-0426

APRIL 30, 2026

Prospectus

BlackRock Funds III | Class K Shares

•	BlackRock LifePath® Dynamic Retirement Fund
Class K: LPSAX

•	BlackRock LifePath® Dynamic 2030 Fund
Class K: LPSDX

•	BlackRock LifePath® Dynamic 2035 Fund
Class K: LPJKX

•	BlackRock LifePath® Dynamic 2040 Fund
Class K: LPSFX

•	BlackRock LifePath® Dynamic 2045 Fund
Class K: LPHKX

•	BlackRock LifePath® Dynamic 2050 Fund
Class K: LPSGX

•	BlackRock LifePath® Dynamic 2055 Fund
Class K: LPVKX

•	BlackRock LifePath® Dynamic 2060 Fund
Class K: LPDKX

•	BlackRock LifePath® Dynamic 2065 Fund
Class K: LPWKX

•	BlackRock LifePath® Dynamic 2070 Fund
Class K: LPYKX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Fund Overview	Key facts and details about the Funds, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock LifePath® Dynamic Retirement Fund	3

	Key Facts About BlackRock LifePath® Dynamic 2030 Fund	17

	Key Facts About BlackRock LifePath® Dynamic 2035 Fund	33

	Key Facts About BlackRock LifePath® Dynamic 2040 Fund	49

	Key Facts About BlackRock LifePath® Dynamic 2045 Fund	65

	Key Facts About BlackRock LifePath® Dynamic 2050 Fund	81

	Key Facts About BlackRock LifePath® Dynamic 2055 Fund	93

	Key Facts About BlackRock LifePath® Dynamic 2060 Fund	105

	Key Facts About BlackRock LifePath® Dynamic 2065 Fund	117

	Key Facts About BlackRock LifePath® Dynamic 2070 Fund	129

Details About the Funds	Information about how the Funds invest, investment objectives including investment time horizons, principal strategies and risk factors
	Investment Time Horizons	141

	Which Fund to Consider	142

	A Further Discussion of the Principal Investment Strategies	142

	Information About the Underlying Funds	143

	A Further Discussion of Risk Factors	171

Account Information	Information about account services, sales charges and waivers, shareholder transactions, and distribution and other payments

	Details About the Share Class	200

	How to Buy, Sell, Exchange and Transfer Shares	201

	Funds’ Rights	206

	Short-Term Trading Policy	206

	Fund of Funds Structure	207

Management of the Funds	Information about BlackRock Fund Advisors and the Portfolio Managers
	Investment Adviser	208

	Portfolio Managers	209

	Administrative Services	209

	Conflicts of Interest	210

	Valuation of Fund Investments	211

	Dividends, Distributions and Taxes	212

Financial Highlights	Financial Performance of the Funds	213

General Information	Shareholder Documents	223

	Certain Fund Policies	223

	Statement of Additional Information	224

	Disclaimers	224

Glossary	Glossary of Investment Terms	228

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover
LifePath® is a registered service mark of BlackRock Institutional Trust Company, N.A. and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

Fund Overview

Key Facts About BlackRock LifePath® Dynamic Retirement Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic Retirement Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1,2,3,4]	0.04%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.00%
Acquired Fund Fees and Expenses[1,3]	0.18%
Total Annual Fund Operating Expenses[3]	0.52%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$149	$273	$635
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

3

Principal Investment Strategies of the Fund

LifePath Dynamic Retirement Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because the Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the Fund’s risk profile.
Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic Retirement Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

4

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

5

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants

6

for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that

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principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other

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securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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∎
Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many

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issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of

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the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from

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collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the

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securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

∎
Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how LifePath Dynamic Retirement Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for each of the last ten calendar years, except as described below. The average annual total returns table compares the performance of the Fund to that of the Bloomberg U.S. Aggregate Bond Index, the Russell 1000® Index and the LifePath Dynamic Retirement Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic Retirement Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic Retirement Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic Retirement Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Russell 1000® Index and the LifePath Dynamic Retirement Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic Retirement

14

Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic Retirement Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic Retirement Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.68% (quarter ended June 30, 2020) and the lowest return for a quarter was –10.13% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic Retirement Fund — Class K Shares
Return Before Taxes	12.24%	4.67%	6.68%
Return After Taxes on Distributions	10.25%	1.88%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	2.55%	4.36%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
LifePath Dynamic Retirement Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	12.68%	4.13%	6.02%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

15

Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

16

Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2030 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2030 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1,2,3,4]	0.05%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.01%
Acquired Fund Fees and Expenses[1,3]	0.19%
Total Annual Fund Operating Expenses[3]	0.54%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$151	$277	$647
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

LifePath Dynamic 2030 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

19

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2030 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

20

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less

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exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and

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liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

∎
Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

∎
Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be

28

heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

∎
Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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Performance Information

The information shows you how LifePath Dynamic 2030 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for each of the last ten calendar years, except as described below. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2030 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2030 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2030 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2030 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2030 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2030 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2030 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882‑0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2030 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.31% (quarter ended June 30, 2020) and the lowest return for a quarter was –16.53% (quarter ended March 31, 2020).

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For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2030 Fund — Class K Shares
Return Before Taxes	13.92%	6.54%	8.61%
Return After Taxes on Distributions	12.10%	4.01%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.37%	3.99%	5.72%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2030 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	14.33%	5.95%	7.94%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not

31

“debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2035 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2035 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1,2,3,4]	0.05%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.01%
Acquired Fund Fees and Expenses[1,3]	0.21%
Total Annual Fund Operating Expenses[3]	0.56%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$155	$286	$669
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

33

Principal Investment Strategies of the Fund

LifePath Dynamic 2035 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2035. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

35

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2035 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less

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exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the

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foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk -— From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with

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respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

∎
Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

∎
Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

43

∎
Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

∎
Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

∎
Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the

44

Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

∎
Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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Performance Information

The information shows you how LifePath Dynamic 2035 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2035 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2035 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2035 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2035 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2035 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2035 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2035 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2035 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.11% (quarter ended June 30, 2020) and the lowest return for a quarter was –18.73% (quarter ended March 31, 2020).

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For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2035 Fund — Class K Shares
Return Before Taxes	15.57%	7.74%	9.54%
Return After Taxes on Distributions	13.92%	5.57%	7.42%
Return After Taxes on Distributions and Sale of Fund Shares	9.45%	5.13%	6.80%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2035 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	16.08%	7.27%	8.97%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.

47

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax‑exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax‑exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2040 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2040 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1,[2,3,4]	0.05%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.01%
Acquired Fund Fees and Expenses[1,3]	0.22%
Total Annual Fund Operating Expenses[3]	0.57%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$157	$291	$680
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

49

Principal Investment Strategies of the Fund

LifePath Dynamic 2040 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2040 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

∎
Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

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The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

∎
Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

∎
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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∎
Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

∎
Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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∎
Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax‑Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

∎
Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

∎
Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

∎
Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

∎
Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

∎
Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with

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respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

∎
Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

∎
Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

∎
Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

∎
Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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∎
Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

∎
Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

∎
Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax

60

gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

∎
Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

∎
Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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Performance Information

The information shows you how LifePath Dynamic 2040 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for each of the last ten calendar years, except as described below. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2040 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2040 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2040 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2040 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2040 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2040 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2040 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2040 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 18.65% (quarter ended June 30, 2020) and the lowest return for a quarter was –21.44% (quarter ended March 31, 2020).

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For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2040 Fund — Class K Shares
Return Before Taxes	17.23%	9.13%	10.51%
Return After Taxes on Distributions	14.74%	5.91%	7.50%
Return After Taxes on Distributions and Sale of Fund Shares	10.58%	5.79%	7.19%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2040 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	17.67%	8.48%	9.91%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.

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Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax‑exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax‑exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2045 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2045 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1,2,3,4]	0.05%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.01%
Acquired Fund Fees and Expenses[1,3]	0.22%
Total Annual Fund Operating Expenses[3]	0.57%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$157	$291	$680
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

LifePath Dynamic 2045 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2045. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2045 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

∎
Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

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The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

∎
Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

∎
Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

∎
Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

∎
Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

∎
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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∎
Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

∎
High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎
High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

∎
Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

∎
Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

∎
Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

∎
Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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∎
Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

∎
Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

∎
Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

∎
Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with

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respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals” will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax

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gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable

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securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information

The information shows you how LifePath Dynamic 2045 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2045 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2045 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2045 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2045 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2045 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2045 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2045 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2045 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.68% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.54% (quarter ended March 31, 2020).

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For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2045 Fund — Class K Shares
Return Before Taxes	18.70%	10.17%	11.15%
Return After Taxes on Distributions	16.42%	7.68%	8.86%
Return After Taxes on Distributions and Sale of Fund Shares	11.51%	6.97%	8.09%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2045 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	19.15%	9.58%	10.68%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.
Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.

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Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax‑exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax‑exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2050 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2050 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1,[2,3,4]	0.05%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.01%
Acquired Fund Fees and Expenses[1,3]	0.21%
Total Annual Fund Operating Expenses[3]	0.56%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$155	$286	$669
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

LifePath Dynamic 2050 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2050 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

∎
Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

∎
Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

∎
Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

∎
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the

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foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

∎
Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

∎
High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

∎
Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

∎
Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

∎
Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

∎
Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

∎
Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

∎
Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

∎
Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

∎
Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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∎
“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

∎
Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

∎
Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

∎
Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

∎
Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

∎
REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

∎
Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

∎
Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

∎
Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

∎
Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on

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market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

∎
Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2050 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2050 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2050 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2050 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2050 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2050 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2050 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2050 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the

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Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2050 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.89% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.58% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2050 Fund — Class K Shares
Return Before Taxes	20.37%	10.66%	11.48%
Return After Taxes on Distributions	17.89%	7.65%	8.97%
Return After Taxes on Distributions and Sale of Fund Shares	12.55%	7.09%	8.28%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2050 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	20.74%	10.41%	11.19%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2055 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2055 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1,2,3,4]	0.05%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.01%
Acquired Fund Fees and Expenses[1,3]	0.21%
Total Annual Fund Operating Expenses[3]	0.56%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$155	$286	$669
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

LifePath Dynamic 2055 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2055. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2055 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are

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subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds,

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which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2055 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2055 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2055 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2055 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2055 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2055 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2055 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2055 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. Effective November 7, 2016, the Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown prior to November 7, 2016 is based on the prior investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated

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information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2055 Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.83% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.32% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
LifePath Dynamic 2055 Fund — Class K Shares
Return Before Taxes	21.21%	10.99%	11.68%
Return After Taxes on Distributions	19.15%	8.55%	9.48%
Return After Taxes on Distributions and Sale of Fund Shares	13.09%	7.61%	8.57%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
LifePath Dynamic 2055 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.59%	10.76%	11.38%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub-advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2016	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2060 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2060 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[1,2,3,4]	0.07%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.03%
Acquired Fund Fees and Expenses[1,3]	0.21%
Total Annual Fund Operating Expenses[3]	0.58%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$155	$286	$669
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

LifePath Dynamic 2060 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2060. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2060 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

∎
Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

∎
Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

∎
Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

∎
Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

∎
Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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∎
Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

∎
High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

∎
Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

∎
Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

∎
Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

∎
Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

∎
Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

∎
Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

∎
Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

∎
Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

∎
“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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∎
Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

∎
Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

∎
Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

∎
Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

∎
REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

∎
Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

∎
Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

∎
Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

∎
Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units,

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which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

∎
Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees

113

of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2060 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for its eight complete calendar years of operations. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2060 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2060 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2060 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2060 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2060 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2060 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2060 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. Effective March 31, 2018, the investment adviser determined not to allocate any of the Fund’s assets to underlying funds that invest primarily in commodities. Performance for the periods shown prior to March 31, 2018 is based on the prior target asset allocation. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

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Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2060 Fund
As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 19.63% (quarter ended June 30, 2020) and the lowest return for a quarter was –22.70% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	Since Inception (May 31, 2017)
LifePath Dynamic 2060 Fund — Class K Shares
Return Before Taxes	21.41%	11.02%	11.30%
Return After Taxes on Distributions	20.09%	9.22%	9.70%
Return After Taxes on Distributions and Sale of Fund Shares	13.11%	7.98%	8.51%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.55%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.75%
LifePath Dynamic 2060 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.74%	10.80%	11.21%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub‑advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub‑advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2017	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537‑4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub‑transfer agent and networking fees), or distribution fees (including Rule 12b‑1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2065 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2065 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[1,2,3,4]	0.09%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.05%
Acquired Fund Fees and Expenses[1,3]	0.21%
Total Annual Fund Operating Expenses[3]	0.60%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.26)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$155	$286	$669
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

LifePath Dynamic 2065 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2065. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2065 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

∎
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

∎
Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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∎
Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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∎
Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike

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shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2065 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for its six complete calendar years of operations. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2065 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2065 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2065 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2065 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2065 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2065 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0-5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) and FTSE EPRA Nareit Developed Index. Effective July 29, 2022, the LifePath Dynamic 2065 Fund Custom Benchmark against which the Fund measures its performance was changed to remove Bloomberg U.S. Aggregate Bond Index and to add Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index and Bloomberg U.S. Securitized: MBS, ABS and CMBS Index. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s

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performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882‑0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2065 Fund
As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 19.82% (quarter ended June 30, 2020) and the lowest return for a quarter was –23.18% (quarter ended March 31, 2020).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	Since Inception (October 30, 2019)
LifePath Dynamic 2065 Fund — Class K Shares
Return Before Taxes	21.39%	11.01%	12.15%
Return After Taxes on Distributions	20.38%	9.14%	10.49%
Return After Taxes on Distributions and Sale of Fund Shares	13.01%	7.92%	9.06%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	15.52%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	0.95%
LifePath Dynamic 2065 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.74%	10.79%	12.19%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub‑advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term "BFA" also refers to the Fund’s sub‑advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2019	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee-based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee-based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537‑4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax‑exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax‑exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b‑1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Fund Overview

Key Facts About BlackRock LifePath® Dynamic 2070 Fund
Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2070 Fund (“LifePath Dynamic 2070 Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.
Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of LifePath Dynamic 2070 Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Fund Advisors (“BFA”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.30%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[1,2,3,4]	0.75%
Administration Fees[1]	0.04%
Independent Expenses[3,4]	0.71%
Acquired Fund Fees and Expenses[1,3]	0.22%
Total Annual Fund Operating Expenses	1.27%
Fee Waivers and/or Expense Reimbursements[1,4]	(0.93)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,4]	0.34%

[1]
As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 208, BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent Annual Financial Statements and Additional Information, which does not include Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees.

[4]
Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$157	$291	$680
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

LifePath Dynamic 2070 Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2070. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

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The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	95%	5%
20	87%	13%
15	77%	23%
10	65%	35%
5	53%	47%
0	40%	60%

[1]  BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investments in money market funds also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure or money market funds).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. At notional value after such adjustments, the Fund’s equity allocation could exceed 100%. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds and derivatives. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Dynamic 2070 Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund and/or the Underlying Funds. The Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to the Fund in the description of risks below may include the Underlying Funds in which the Fund invests, as applicable. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Principal Risks of the Fund’s Investment Strategies

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎
Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎
Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎
Investments in Underlying Funds Risk — The Fund’s investments are concentrated in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

∎
Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

∎
Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

∎
Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎
Operational and Technology Risks — The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, which may have an adverse impact on an Underlying Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause the index provider to postpone a scheduled rebalance. This could cause an underlying index to vary from its normal or expected composition.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to the use of AI, and other technological issues). There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BFA uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay‑in‑kind Bonds Risk — Similar to zero coupon obligations, pay‑in‑kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay‑in‑kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

∎
Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

∎
Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at

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the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid‑ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

∎
Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

∎
Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

∎
Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎
Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

∎
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in the timing and methodologies used to value securities and other assets, transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the Underlying Index does not.

∎
Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent

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the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎
U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎
Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

∎
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how LifePath Dynamic 2070 Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for its first full calendar year of operations. The average annual total returns table compares the performance of the Fund to that of the Russell 1000® Index, the Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2070 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index, S&P Global Infrastructure IndexTM (Net), MSCI ACWI ex USA IMI Index (Net), Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which the Fund invests according to their weightings as of the most recent quarter‑end. The weightings of the indices in the LifePath Dynamic 2070 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Fund’s asset allocation strategy. The returns of the LifePath Dynamic 2070 Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect the Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2070 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. The Bloomberg U.S. Aggregate Bond Index and the LifePath Dynamic 2070 Fund Custom Benchmark are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. Effective November 1, 2024, the LifePath Dynamic 2070 Fund Custom Benchmark against which the Fund measures its performance was changed to add ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, FTSE Nareit All Equity REIT Index and S&P Global Infrastructure IndexTM (Net) and to gradually remove Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series‑L) and FTSE EPRA Nareit Developed Index. To the extent that dividends and distributions have been paid by the Fund, the performance information of the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated

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information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882‑0052.
Class K Shares
ANNUAL TOTAL RETURNS
LifePath Dynamic 2070 Fund
As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 11.35% (quarter ended June 30, 2025) and the lowest return for a quarter was -1.22% (quarter ended March 31, 2025).

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	Since Inception (September 24, 2024)
LifePath Dynamic 2070 Fund — Class K Shares
Return Before Taxes	21.26%	15.20%
Return After Taxes on Distributions	19.70%	13.87%
Return After Taxes on Distributions and Sale of Fund Shares	12.60%	11.09%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	17.37%	16.36%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	2.89%
LifePath Dynamic 2070 Fund Custom Benchmark[1] (Reflects no deduction for fees, expenses or taxes except as noted)	21.74%	16.39%

[1]
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non‑residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Fund’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub‑advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term “BFA” also refers to the Fund’s sub‑advisers.
Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title

Philip Green	2024	Managing Director of BlackRock, Inc.

Chris Chung, CFA	2024	Managing Director of BlackRock, Inc.

Michael Pensky, CFA	2024	Managing Director of BlackRock, Inc.

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Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares, (v) fee‑based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee‑based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537‑4942, by mail (c/o BlackRock Funds III, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax‑exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax‑exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor’s or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub‑transfer agent and networking fees), or distribution fees (including Rule 12b‑1 fees) with respect to assets invested in Class K Shares.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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Details About the Funds

This prospectus includes information about BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund”), BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund”), BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund”), BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund”), BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund”), BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund”), BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund”), BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund”), BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund”) and BlackRock LifePath® Dynamic 2070 Fund (“LifePath Dynamic 2070 Fund”) (each, a “Fund” and together, the “Funds”), each a series of BlackRock Funds III (the “Trust”), including how to buy and sell shares, management information, shareholder features and your rights as a shareholder.
Investment Time Horizons

Each Fund seeks to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many Fund investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement.
As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each Fund has its own time horizon, as described in the applicable “Fund Overview” section in this prospectus, which affects the targeted risk level of that Fund and, in turn, its asset allocation.
The allocations for LifePath Dynamic Retirement Fund reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital. LifePath Dynamic Retirement Fund is designed to help balance three risk factors that investors face during retirement: market risk (potential declines in market values), longevity risk (living longer than expected) and inflation risk (loss of purchasing power). Specifically, LifePath Dynamic Retirement Fund seeks to enable investors to maintain consistent spending throughout their retirement while minimizing the risk of exhausting their investment. There is no guarantee that the performance of LifePath Dynamic Retirement Fund will be sufficient to enable this spending rate or that any one spending rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable spending rate for their circumstances, and that spending rate should be periodically reassessed throughout retirement as the value of the investor’s portfolio changes.
The investment objective of each Fund is as follows. The investment objective of each Fund may be changed by the Trust’s Board of Trustees without shareholder approval.

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LifePath Dynamic Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

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Each of LifePath Dynamic 2030 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2050 Fund, LifePath Dynamic 2055 Fund, LifePath Dynamic 2060 Fund, LifePath Dynamic 2065 Fund and LifePath Dynamic 2070 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, each Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

You should carefully consider the asset allocation and risks of each Fund before deciding whether to invest.
The Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. To implement the asset allocation strategy, each Fund invests in a combination of Underlying Funds and related derivatives in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the Fund’s name approaches, except for LifePath Dynamic Retirement Fund, which is already in its most conservative phase.

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Which Fund to Consider

The number in the name of most of the Funds is actually a year — a “target year” when you might expect to begin withdrawing your money to support spending in retirement. Selecting the Fund that may be most appropriate for your investment may be as simple as matching your target year with the closest Fund target year.
For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 65. If you are 45 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2046, as in this example, you may conclude that LifePath Dynamic 2045 Fund is the most appropriate Fund for you.
The investment mix of the Funds gradually shifts from a greater concentration of higher-risk investments (namely, equity funds, securities and related derivatives) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Funds increasingly conservative.
In making your investment decision, you should keep in mind:

∎	The Funds’ investment strategies derive from the risk tolerance of average investors with a particular time horizon.

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The Funds’ time horizons are based on the year in their name, except for LifePath Dynamic Retirement Fund, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a Fund with a shorter time horizon. The final choice is yours.
A Further Discussion of the Principal Investment Strategies

Each Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Funds intend to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Funds with longer time horizons invest a greater portion of their assets in equity Underlying Funds and equity related derivatives, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Funds with shorter time horizons invest a greater portion of their assets in fixed income Underlying Funds, fixed income related derivatives and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Funds with shorter time horizons have lower expected returns than the Funds with longer time horizons. In addition, each Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the Funds’ combined Statement of Additional Information (“SAI”).
As each Fund approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Fund as it approaches its time horizon.
For example, LifePath Dynamic Retirement Fund has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BlackRock Fund Advisors (“BFA”) believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Dynamic Retirement Fund’s assets will continue to be allocated to Underlying Funds that are equity and bond funds.
In determining the allocation of assets, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations. The allocations are periodically monitored and adjusted in an effort to maximize expected return for a given level of risk. In addition, the allocations of each Fund are rebalanced on a quarterly basis to reflect the Fund’s asset allocation to more conservative asset classes as it approaches its target date.
In managing the Funds, BFA focuses on long-term targets and objectives. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivatives, which are subject to additional risks, as described in the “Details About the Funds — A Further Discussion of Risk Factors” section of this prospectus and/or the “Investment Risks and Considerations” section of the SAI.

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Each Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). Each Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Each Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. Each Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
Each Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to each Fund’s equity or fixed income allocations for the purposes of the glide path.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Funds. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Funds, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment. The Funds and certain Underlying Funds may also lend securities with a value up to 33 1⁄3% of their respective total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
When a Fund reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Dynamic Retirement Fund. Such Fund and LifePath Dynamic Retirement Fund may then continue to operate as separate funds or, subject to approval by the Trust’s Board of Trustees (the “Board”), they may be merged into a single fund.
Other Strategies Applicable to the Funds
In addition to the principal strategies discussed above, each Fund may also invest or engage in the following investments/strategies:

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Borrowing — Each Fund may borrow up to the limits set forth under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules and regulations thereunder and any applicable exemptive relief.

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Illiquid Investments — Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Securities Lending — Each Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

∎	Short-Term Securities — Each Fund may invest in money market securities or commercial paper.

∎	U.S. Government Obligations — Each Fund may invest in debt of the U.S. Government. There are no restrictions on the maturity of the debt securities in which a Fund may invest.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUNDS

The Funds are managed by a team of financial professionals. Philip Green, Chris Chung, CFA and Michael Pensky, CFA, are the portfolio managers and are jointly and primarily responsible for the day‑to‑day management of each Fund. Please see “Management of the Funds — Portfolio Managers” for additional information about the portfolio management team.
Information About the Underlying Funds

Five of the Underlying Funds — Diversified Equity Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio — are diversified portfolios of Master Investment Portfolio. One of the Underlying Funds — CoreAlpha Bond Master Portfolio — is a diversified portfolio of Master Investment Portfolio II.

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Eight of the Underlying Funds — BlackRock Advantage Emerging Markets Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Small Cap Growth Fund, BlackRock High Yield Portfolio, BlackRock Tactical Opportunities Fund, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Small Cap Index Series — are managed by BlackRock Advisors, LLC (“BAL”), an affiliate of BFA and administrator for the Funds.
The remaining Underlying Funds, other than BlackRock Cash Funds: Treasury (the “Underlying Money Market Fund”) and BlackRock Diversified Fixed Income Fund, are ETFs that are part of the iShares ETF family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues shares at their net asset value per share only to certain institutional investors in aggregations of a specified number of shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The shares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases shares on behalf of the Funds in the secondary market.
The relative weightings for each Fund in the various Underlying Funds will vary over time, and BFA is not required to invest any Fund’s assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may, in its discretion, add, eliminate or replace Underlying Funds at any time without notice to shareholders.
Each Fund currently expects to invest in some or all of the Underlying Funds described below:
Equity Funds
BlackRock Advantage Emerging Markets Fund
BlackRock Advantage Emerging Markets Fund seeks long-term capital appreciation. Under normal circumstances, BlackRock Advantage Emerging Markets Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. Investments in derivatives are counted toward BlackRock Advantage Emerging Markets Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. BlackRock considers an emerging market country to include any country that is: (1) generally recognized to be an emerging market country by the international financial community, including the World Bank; (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index (the “MSCI EM Index”). BlackRock determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; and (3) the investment is included in an index representative of emerging markets. Equity securities include common stock, preferred stock and depositary receipts. Generally, BlackRock Advantage Emerging Markets Fund will invest in equities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI EM Index. The MSCI EM Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. BlackRock Advantage Emerging Markets Fund primarily seeks to buy common stock and may also invest in preferred stock. From time to time, BlackRock Advantage Emerging Markets Fund may invest in shares of companies through “new issues” or initial public offerings. The Fund may also purchase convertible securities. BlackRock Advantage Emerging Markets Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of BlackRock Advantage Emerging Markets Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of BlackRock Advantage Emerging Markets Fund effectively, BlackRock Advantage Emerging Markets Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the MSCI EM Index. The use of options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts can be effective in protecting or enhancing the value of BlackRock Advantage Emerging Markets Fund’s assets. BlackRock Advantage Emerging Markets Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which BlackRock Advantage Emerging Markets Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Large Cap Growth Fund seeks long-term capital appreciation. Under normal circumstances, BlackRock Advantage Large Cap Growth Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap growth equity securities of U.S. issuers and derivatives that provide

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investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of BlackRock Advantage Large Cap Growth Fund’s 80% policy, large cap growth equity securities are equity securities that (1) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index (the “Russell 1000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. BlackRock Advantage Large Cap Growth Fund is a growth fund and primarily intends to invest in equity securities, which include common stock and preferred stock, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Growth Indices. The Russell 1000 Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. BlackRock Advantage Large Cap Growth Fund primarily seeks to buy common stock and may also invest in preferred stock. BlackRock Advantage Large Cap Growth Fund may also purchase convertible securities. From time to time, BlackRock Advantage Large Cap Growth Fund may invest in shares of companies through “new issues” or initial public offerings. BlackRock Advantage Large Cap Growth Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of BlackRock Advantage Large Cap Growth Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of BlackRock Advantage Large Cap Growth Fund effectively, BlackRock Advantage Large Cap Growth Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Growth Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of BlackRock Advantage Large Cap Growth Fund’s assets. BlackRock Advantage Large Cap Growth Fund seeks to pursue its investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which BlackRock Advantage Large Cap Growth Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund may engage in active and frequent trading of its investments.
BlackRock Advantage Small Cap Growth Fund
Under normal circumstances, BlackRock Advantage Small Cap Growth Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Equity securities consist primarily of common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. BlackRock Advantage Small Cap Growth Fund seeks to buy primarily common stock but also can invest in preferred stock and other equity securities. BlackRock Advantage Small Cap Growth Fund may also purchase convertible securities. BlackRock Advantage Small Cap Growth Fund management team focuses on small capitalization companies that BlackRock Advantage Small Cap Growth Fund management believes have above average prospects for earnings growth. For purposes of BlackRock Advantage Small Cap Growth Fund’s 80% policy, small cap growth equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 2000® Growth Index (the “Russell 2000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell 2000 Growth Index is an index that measures the performance of the small-cap growth segment of the U.S. equity universe, with companies that have market capitalizations between approximately $11.32 million and $24.69 billion as of December 31, 2025.
From time to time BlackRock Advantage Small Cap Growth Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).
BlackRock Advantage Small Cap Growth Fund may use derivatives, including options, warrants, futures, swaps and forward contracts both to seek to increase the return of BlackRock Advantage Small Cap Growth Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of BlackRock Advantage Small Cap Growth Fund effectively, BlackRock Advantage Small Cap Growth Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Growth Indices. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of BlackRock Advantage Small Cap Growth Fund’s assets.
BlackRock Advantage Small Cap Growth Fund seeks to pursue its investment objective by investing in small cap growth equity securities in a disciplined manner using proprietary return forecast models that incorporate quantitative

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analysis. These forecast models are designed to identify aspects of mispricing across stocks, which BlackRock Advantage Small Cap Growth Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process.
BlackRock Advantage Small Cap Growth Fund also may use indexed or inverse securities.
BlackRock Real Estate Securities Fund
BlackRock Real Estate Securities Fund seeks total return comprised of long-term growth of capital and dividend income. Under normal conditions, BlackRock Real Estate Securities Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry inside the United States. An issuer is primarily engaged in or related to the real estate industry if it derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein or has 50% of its assets in real estate or real estate interests. BlackRock Real Estate Securities Fund may invest up to 20% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States and fixed-income investments, such as government, corporate and bank debt obligations. Real estate industry companies may include real estate investment trusts (“REITs”), REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry. BlackRock Real Estate Securities Fund primarily buys common stock but also can invest in preferred stock and convertible securities. BlackRock Real Estate Securities Fund concentrates its investments in securities of issuers in the real estate industry. BlackRock Real Estate Securities Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.
Diversified Equity Master Portfolio
Diversified Equity Master Portfolio seeks to provide long-term appreciation of capital. Diversified Equity Master Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock. Diversified Equity Master Portfolio may also purchase convertible securities. Diversified Equity Master Portfolio will provide interest holders with at least 60 days’ notice of any change to Diversified Equity Master Portfolio’s non-fundamental policy to invest at least 80% of the value of the Diversified Equity Master Portfolio’s net assets, plus the amount of any borrowings for investment purposes, in equity securities, including common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock. Diversified Equity Master Portfolio does not limit its investments to companies of any particular size, and may invest in equity securities of companies of any market capitalization. Equity securities include securities representing shares of ownership of a corporation (“common stock”), preferred stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock. Diversified Equity Master Portfolio may also invest in securities of foreign issuers from any country, including emerging market countries, and may invest in securities denominated in both U.S. dollars and non‑U.S. dollar currencies. Diversified Equity Master Portfolio may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. Diversified Equity Master Portfolio may also use derivatives to hedge its investment portfolio against interest rate risks or to seek to enhance its return. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the Russell 1000® Index. The derivatives that Diversified Equity Master Portfolio may use include options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps. Diversified Equity Master Portfolio may also invest in indexed and inverse securities.
International Tilts Master Portfolio
International Tilts Master Portfolio seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East (“EAFE”) Index. Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non‑U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large-and mid‑cap representation across 21 developed markets countries around the world, excluding the United States and Canada. With 694 constituents, the MSCI EAFE Index covers approximately 85% of the free float-adjusted market capitalization in each country. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non‑U.S. dollar currencies. International Tilts Master Portfolio may invest in securities of any

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market capitalization. Equity securities include securities representing shares of ownership of a corporation (“common stock”), preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.
International Tilts Master Portfolio may use derivatives, including futures, swap agreements (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and/or foreign exchange transactions, to manage the risk and return of International Tilts Master Portfolio. In order to manage cash flows into or out of International Tilts Master Portfolio effectively, International Tilts Master Portfolio may buy and sell financial futures contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the MSCI EAFE Index. The use of futures, swaps or foreign exchange transactions can be effective in managing the risk and return of International Tilts Master Portfolio. International Tilts Master Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
International Tilts Master Portfolio is classified as diversified under the 1940 Act.
iShares FTSE NAREIT All Equity REIT Index Fund
iShares FTSE NAREIT All Equity REIT Index Fund seeks to track the investment results of the FTSE Nareit All Equity REIT Index, which measures the stock performance of companies engaged in the ownership, disposal and development of income-producing real estate in the U.S. as defined by FTSE Nareit. Constituents of the FTSE Nariet All Equity REIT Index include all tax-qualified real estate investment trusts with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria as defined by FTSE Nareit. The components of the FTSE Nariet All Equity REIT Index, and the degree to which these components represent certain industries, may change over time. BFA uses a representative sampling indexing strategy to manage iShares FTSE NAREIT All Equity REIT Index Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the FTSE Nariet All Equity REIT Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund may or may not hold all of the securities in the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund generally will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities of the FTSE Nariet All Equity REIT Index and in depositary receipts representing securities of the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund may invest a portion of the remainder of its assets in securities not included in the FTSE Nariet All Equity REIT Index, but which BFA believes will help iShares FTSE NAREIT All Equity REIT Index Fund track the FTSE Nariet All Equity REIT Index. iShares FTSE NAREIT All Equity REIT Index Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the FTSE Nariet All Equity REIT Index is concentrated. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.
Large Cap Index Master Portfolio
Large Cap Index Master Portfolio’s investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Large Cap Index Master Portfolio expenses. Large Cap Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of Large Cap Index Master Portfolio’s benchmark index, the Russell 1000® Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of Master Investment Portfolio and the Trustees of BlackRock Funds III will consider alternative strategies for the Master Portfolio and the BlackRock Funds III Feeder Fund, respectively. Information regarding correlation of the Master Portfolio’s performance to that of the Russell 1000® Index may be found in the Master Portfolio’s Annual Report. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of Large Cap Index Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of Large Cap Index Master Portfolio’s benchmark index increased or decreased. Large Cap Index Master Portfolio’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, Large Cap Index Master Portfolio’s expenses, transactions costs, taxes, the size of the Large Cap Index Master Portfolio’s investment portfolio, changes in either the composition of the benchmark index or the assets of the Large Cap Index Master Portfolio, the amount of cash and cash equivalents held by Large Cap Index Master Portfolio, the manner in which the total return of Large Cap Index Master Portfolio’s benchmark index is calculated; and the timing, frequency and size of interestholder purchases and withdrawals. Large Cap Index Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index. For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Large Cap Index Master Portfolio invests its assets. This is a non-fundamental policy of Large Cap Index

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Master Portfolio and may not be changed without 60 days’ prior notice to interestholders. Large Cap Index Master Portfolio may change its target index if Large Cap Index Master Portfolio management believes a different index would better enable Large Cap Index Master Portfolio to match the performance of the market segment represented by the current index. Large Cap Index Master Portfolio may invest in all stocks in the Russell 1000® Index in roughly the same proportions as their weightings in the Russell 1000® Index. For example, if 2% of the Russell 1000® Index is made up of the stock of a particular company, Large Cap Index Master Portfolio will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Large Cap Index Master Portfolio management believes it would be cost efficient, Large Cap Index Master Portfolio management is authorized to deviate from full replication and to invest instead in a statistically selected sample of the stocks in the Russell 1000® Index which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the Russell 1000® Index as a whole, but which involves less transaction cost than would be incurred through full replication. Large Cap Index Master Portfolio also may engage in futures transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. Large Cap Index Master Portfolio management may also purchase stocks not included in the Russell 1000® Index when it believes that it would be a cost efficient way of approximating the Russell 1000® Index’s performance to do so. Large Cap Index Master Portfolio management may omit or remove a security which is included in an index from the portfolio of Large Cap Index Master Portfolio if, following objective criteria, Large Cap Index Master Portfolio management judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. If Large Cap Index Master Portfolio management uses these techniques, Large Cap Index Master Portfolio may not track the Russell 1000® Index as closely as it would if it were fully replicating the Russell 1000® Index. BFA may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the Russell 1000). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Master Portfolio or by the Master Portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. BFA will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. Large Cap Index Master Portfolio may lend securities with a value up to 331/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Large Cap Index Master Portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000® Index is concentrated.
Master Small Cap Index Series
Master Small Cap Index Series’ investment objective is to match the performance of the Russell 2000® Index ("Russell 2000") as closely as possible before the deduction of Master Small Cap Index Series expenses. The Master Small Cap Index Series will not attempt to buy or sell securities based on the economic, financial or market analysis of the manager, but will instead employ a “passive” investment approach. This means that the manager will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 before deduction of expenses. The Master Small Cap Index Series will buy or sell securities only when the manager believes it is necessary to do so in order to match the performance of the Russell 2000. Accordingly, it is anticipated that the Master Small Cap Index Series’ portfolio turnover rate and trading costs will be lower than those of an “actively” managed fund. However, the Master Small Cap Index Series has operating and other expenses, while an index does not. Therefore, the Master Small Cap Index Series will tend to underperform the Russell 2000 to some degree over time. The Master Small Cap Index Series will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. This policy is a non-fundamental policy of the Master Small Cap Index Series and may not be changed without 60 days’ prior notice to interestholders. The Master Small Cap Index Series may change its target index if the manager believes a different index would better enable the Master Small Cap Index Series to match the performance of the market segment represented by the current index and, accordingly, the investment objective of the Master Small Cap Index Series may be changed without interestholder approval.
Total International ex U.S. Index Master Portfolio
Total International ex U.S. Index Master Portfolio’s investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Total International ex U.S. Index Master Portfolio expenses. Total International ex U.S. Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Total International ex U.S. Index Master Portfolio’s benchmark index, the MSCI ACWI ex USA Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of MIP and the Trustees of BlackRock Funds III will consider alternative strategies for the Master Portfolio and the BlackRock Funds III Feeder Fund, respectively. Information regarding correlation of the Total International ex U.S. Index Master Portfolio’s performance to that of the MSCI ACWI ex USA Index may be found in the Total International ex U.S. Index Master Portfolio’s Annual Report. Notwithstanding the factors described below, perfect (100%) correlation would be

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achieved if the total return of the Total International ex U.S. Index Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Total International ex U.S. Index Master Portfolio’s benchmark index increased or decreased. The Master Portfolio’s ability to match its investment performance to the investment performance of the MSCI ACWI ex USA Index may be affected by, among other things, the Total International ex U.S. Index Master Portfolio’s expenses, transactions costs, taxes (including foreign withholding taxes, which will affect the performance of the Total International ex U.S. Index Master Portfolio), the size of the Total International ex U.S. Index Master Portfolio’s investment portfolio, changes in either the composition of the MSCI ACWI ex USA Index or the assets of the Total International ex U.S. Index Master Portfolio, the amount of cash and cash equivalents held by the Total International ex U.S. Index Master Portfolio, the manner in which the total return of the MSCI ACWI ex USA Index is calculated and the timing, frequency and size of interestholder purchases and withdrawals. The Total International ex U.S. Index Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index. For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Total International ex U.S. Index Master Portfolio invests its assets. This is a non-fundamental policy of the Total International ex U.S. Index Master Portfolio and may not be changed without 60 days’ prior notice to interestholders. The Total International ex U.S. Index Master Portfolio may change its target index if Total International ex U.S. Index Master Portfolio management believes a different index would better enable the Total International ex U.S. Index Master Portfolio to match the performance of the market segment represented by the MSCI ACWI ex USA Index and, accordingly, the investment objective of the Total International ex U.S. Index Master Portfolio may be changed without interestholder approval. The Total International ex U.S. Index Master Portfolio may invest in all stocks in the MSCI ACWI ex USA Index in roughly the same proportions as their weightings in the MSCI ACWI ex USA Index. For example, if 2% of the MSCI ACWI ex USA Index is made up of the stock of a particular company, the Total International ex U.S. Index Master Portfolio will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Total International ex U.S. Index Master Portfolio management believes it would be cost efficient, Total International ex U.S. Index Master Portfolio management is authorized to deviate from full replication and to invest instead in a statistically selected sample of the stocks in the MSCI ACWI ex USA Index which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the MSCI ACWI ex USA Index as a whole, but which involves less transaction cost than would be incurred through full replication. The Total International ex U.S. Index Master Portfolio also may engage in futures transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. Total International ex U.S. Index Master Portfolio management may also purchase stocks not included in the MSCI ACWI ex USA Index when it believes that to do so would be a cost efficient way of approximating the performance of the MSCI ACWI ex USA Index. Total International ex U.S. Index Master Portfolio management may omit or remove a security which is included in the index from the portfolio of the Total International ex U.S. Index Master Portfolio if, following objective criteria, Total International ex U.S. Index Master Portfolio management judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. If Total International ex U.S. Index Master Portfolio management uses these techniques, the Total International ex U.S. Index Master Portfolio may not track the MSCI ACWI ex USA Index as closely as it would if it were fully replicating the MSCI ACWI ex USA Index. BFA may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the MSCI ACWI ex USA Index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Total International ex U.S. Index Master Portfolio or by the Total International ex U.S. Index Master Portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. BFA will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments by the Total International ex U.S. Index Master Portfolio, BFA may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the MSCI ACWI ex USA Index. The Total International ex U.S. Index Master Portfolio may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The Total International ex U.S. Index Master Portfolio will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the MSCI ACWI ex USA Index is concentrated.
Fixed-Income Funds
Advantage CoreAlpha Bond Master Portfolio
Advantage CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Advantage CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of the value of Advantage CoreAlpha Bond Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. Advantage CoreAlpha Bond Master Portfolio will provide interestholders with at least 60 days’ notice of any change to this investment policy. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political

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subdivisions; mortgage-backed securities including agency mortgage pass-through securities and commercial mortgage-backed securities; mortgage to‑be‑announced securities; debt obligations of U.S. or foreign issuers; municipal securities; asset-backed securities. Advantage CoreAlpha Bond Master Portfolio’s investments in derivatives will be counted towards the Advantage CoreAlpha Bond Master Portfolio’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Advantage CoreAlpha Bond Master Portfolio may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Advantage CoreAlpha Bond Master Portfolio seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. Advantage CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration. Advantage CoreAlpha Bond Master Portfolio may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. Advantage CoreAlpha Bond Master Portfolio expects to enter into such contracts on a regular basis. Although Advantage CoreAlpha Bond Master Portfolio normally invests primarily in investment grade securities, it may invest up to 10% of its assets in securities rated below investment grade or which are deemed to be of comparable quality by BlackRock (“high yield” or “junk” bonds) at the time of purchase. Investment grade bonds are bonds rated in the four highest categories by at least one of the major rating agencies or determined by Advantage CoreAlpha Bond Master Portfolio management to be of similar quality. Advantage CoreAlpha Bond Master Portfolio may use derivatives, such as futures contracts, options (including, but not limited to, options on swaps) and various other instruments (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit risk), credit-linked notes, and indexed and inverse floating-rate securities). Advantage CoreAlpha Bond Master Portfolio may use derivatives, for example, in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. Advantage CoreAlpha Bond Master Portfolio may also invest in derivatives based on foreign currencies. In addition, Advantage CoreAlpha Bond Master Portfolio may use derivatives and short sales, which are transactions in which the Advantage CoreAlpha Bond Master Portfolio sells securities borrowed from others with the expectation that the price of the security will fall before the Advantage CoreAlpha Bond Master Portfolio must purchase the security to return it to the lender, to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although Advantage CoreAlpha Bond Master Portfolio is not required to hedge and may choose not to do so.
BlackRock Diversified Fixed Income Fund
BlackRock Diversified Fixed Income Fund seeks to provide a combination of income and capital growth. BlackRock Diversified Fixed Income Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in fixed income instruments. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The fixed income instruments in which BlackRock Diversified Fixed Income Fund may invest include, but are not limited to, the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; mortgage to‑be‑announced securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; money market securities; U.S.-registered dollar denominated debt obligations of foreign issuers, and derivatives with similar economic characteristics to such fixed-income securities. BlackRock Diversified Fixed Income Fund seeks to invest a substantial portion (generally, at least 60% at notional value) of its assets in U.S. registered, dollar-denominated bonds or derivatives with similar economic characteristics. BlackRock Diversified Fixed Income Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. The fixed income instruments in which BlackRock Diversified Fixed Income Fund invests may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. BlackRock Diversified Fixed Income Fund may invest up to 20% of its assets in securities rated below investment grade or which are deemed to be of comparable quality by BFA (“high yield” or “junk” bonds) at the time of purchase. Investment grade bonds are bonds rated in the four highest categories by at least one of the major rating agencies or determined by BlackRock Diversified Fixed Income Fund management to be of similar quality. BlackRock Diversified Fixed Income Fund may invest in bonds of any maturity or duration. BlackRock Diversified Fixed Income Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. BlackRock Diversified Fixed Income Fund expects to enter into

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such contracts on a regular basis. BlackRock Diversified Fixed Income Fund may invest up to 10% of its total assets in collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non‑U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. BlackRock Diversified Fixed Income Fund may use derivatives, such as futures contracts, options (including, but not limited to, options on futures and swaps) and various other instruments (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit risk) and indexed and inverse floating-rate securities). BlackRock Diversified Fixed Income Fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. BlackRock Diversified Fixed Income Fund may also invest in derivatives based on foreign currencies. In addition, BlackRock Diversified Fixed Income Fund may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although BlackRock Diversified Fixed Income Fund is not required to hedge and may choose not to do so. BlackRock Diversified Fixed Income Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. BlackRock Diversified Fixed Income Fund is classified as diversified under the Investment Company Act of 1940, as amended.
BlackRock High Yield Portfolio
BlackRock High Yield Portfolio seeks to maximize total return, consistent with income generation and prudent investment management. BlackRock High Yield Portfolio invests primarily in non‑investment grade bonds with maturities of ten years or less. BlackRock High Yield Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield investments and other financial instruments with economic characteristics similar to such investments. High yield investments include domestic and foreign bonds (including corporate bonds), convertible debt securities, mezzanine investments, collateralized debt obligations, bank loans, loan assignments and loan participations and mortgage-backed and asset-backed securities. Such high yield investments acquired by BlackRock High Yield Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P Global Ratings or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by the BlackRock High Yield Portfolio management team to be of similar quality. BlackRock High Yield Portfolio may also invest in other investment companies, including affiliated investment companies such as affiliated exchange-traded funds, to gain exposure to such high yield investments. Split rated bonds and other fixed-income securities (securities that receive different ratings from two or more rating agencies) are valued as follows: if three agencies rate a security, the security will be considered to have the median credit rating; if two of the three agencies rate a security, the security will be considered to have the lower credit rating. BlackRock High Yield Portfolio may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. BlackRock High Yield Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. BlackRock High Yield Portfolio may also invest in convertible and preferred securities. BlackRock High Yield Portfolio can also invest, to the extent consistent with its investment objective, in non‑U.S. and emerging market securities and currencies. BlackRock High Yield Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. BlackRock High Yield Portfolio may buy or sell options or futures on a security or an index of securities, or enter into swap agreements, including total return, interest rate and credit default swaps, or foreign currency transactions (collectively, commonly known as derivatives). BlackRock High Yield Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns. BlackRock High Yield Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). BlackRock High Yield Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
U.S. Total Bond Index Master Portfolio
U.S. Total Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg U.S. Aggregate Bond Index. Under normal circumstances, at least 90% of the value of U.S. Total Bond Index Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Bloomberg U.S. Aggregate Bond Index, which, for the U.S. Total Bond Index Master Portfolio, are considered bonds. The U.S. Total Bond Index Master Portfolio will provide interestholders with at least 60 days’ notice of any change to this policy. The U.S. Total Bond Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the U.S. Total Bond Index Master Portfolio’s benchmark index, the Bloomberg U.S. Aggregate Bond Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the U.S. Total Bond Index Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Bloomberg U.S. Aggregate Bond Index increased or decreased. The U.S. Total Bond Index Master Portfolio’s ability to match its

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investment performance to the investment performance of the Bloomberg U.S. Aggregate Bond Index may be affected by, among other things, the U.S. Total Bond Index Master Portfolio’s expenses, the amount of cash and cash equivalents held by the U.S. Total Bond Index Master Portfolio, the manner in which the total return of the Bloomberg U.S. Aggregate Bond Index is calculated, the size of the U.S. Total Bond Index Master Portfolio’s investment portfolio, and the timing, frequency and size of purchases of interests and withdrawals. The U.S. Total Bond Index Master Portfolio utilizes sampling techniques that are designed to allow the U.S. Total Bond Index Master Portfolio to duplicate substantially the investment performance of the Bloomberg U.S. Aggregate Bond Index. However, the U.S. Total Bond Index Master Portfolio is not expected to track the Bloomberg U.S. Aggregate Bond Index with the same degree of accuracy that complete replication of the Bloomberg U.S. Aggregate Bond Index would provide. No attempt is made to manage the U.S. Total Bond Index Master Portfolio using economic, financial or market analysis. In addition, at times, the portfolio composition of the U.S. Total Bond Index Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that the U.S. Total Bond Index Master Portfolio tracks. The U.S. Total Bond Index Master Portfolio may invest in mortgage dollar rolls and participate in to-be-announced transactions on a regular basis to obtain exposure to mortgage-backed securities. The U.S. Total Bond Index Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The U.S. Total Bond Index Master Portfolio may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in the Bloomberg U.S. Aggregate Bond Index. The U.S. Total Bond Index Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by BFA or its affiliates. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index’s performance, before fees and expenses, is by buying and selling all of the index’s securities in the same proportion as they are reflected in the index. There were approximately 13,700 fixed-income securities included in the Bloomberg U.S. Aggregate Bond Index. The U.S. Total Bond Index Master Portfolio maintains a weighted average maturity consistent with that of the Bloomberg U.S. Aggregate Bond Index, which generally ranges between 5 and 10 years. As a practical matter, it would be inefficient for the U.S. Total Bond Index Master Portfolio to hold each security included in the Bloomberg U.S. Aggregate Bond Index. The U.S. Total Bond Index Master Portfolio can, however, substantially replicate the Bloomberg U.S. Aggregate Bond Index’s profile by holding a representative sample of securities in the Bloomberg U.S. Aggregate Bond Index. It may, for example, hold U.S. Government obligations and corporate bonds in a similar proportion to the Bloomberg U.S. Aggregate Bond Index. Additionally, it can match certain Bloomberg U.S. Aggregate Bond Index features such as: average time to maturity for both government and corporate securities; securities’ coupon rates, which are the interest rates securities pay based on their face values; economic sectors represented by securities; credit quality of securities (all securities in the Bloomberg U.S. Aggregate Bond Index are rated investment-grade); and whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity. The U.S. Total Bond Index Master Portfolio is designed for investors who desire a convenient way to invest in bonds issued in the United States. Although this market has increased in value over the long term, it fluctuates and has also decreased in value over shorter time periods.
Tactical Allocation Underlying Funds
BlackRock Tactical Opportunities Fund
BlackRock Tactical Opportunities Fund seeks total return. BlackRock Tactical Opportunities Fund uses a macro asset allocation strategy, investing varying percentages of its portfolio in global stocks, bonds, money market instruments, foreign currencies and cash. BlackRock Tactical Opportunities Fund has wide flexibility in the relative weightings given to each category. BlackRock Tactical Opportunities Fund takes both long and short positions within and across each category, which the Fund expects to result in a lower correlation to the equity or fixed-income markets than if the Fund invested in either such market in its entirety. In selecting investments, BlackRock Tactical Opportunities Fund management team will identify global macro opportunities and position BlackRock Tactical Opportunities Fund using a combination of individual securities and derivatives. The Fund uses a combination of a systematic (i.e. rule-based) investment process and a discretionary investment process to allocate assets. The systematic process compares data across similar assets to rank expected return opportunities and to appropriately scale the Fund’s exposure. The discretionary process derives investment themes based on research and analysis of macro-economic data and seeks exposures to these themes. With respect to its equity investments, BlackRock Tactical Opportunities Fund may invest in individual equity securities to an unlimited extent. BlackRock Tactical Opportunities Fund may invest in common stock, preferred stock, securities convertible into common stock, non‑convertible preferred stock and depositary receipts. BlackRock Tactical Opportunities Fund may invest in securities of both U.S. and non‑U.S. issuers without limit, which can be U.S. dollar-based or non‑U.S. dollar-based and may be currency hedged or unhedged. BlackRock Tactical Opportunities Fund may invest in securities of companies of any market capitalization. The Fund may also invest in securities convertible into common stock. With respect to its fixed-income investments, BlackRock Tactical Opportunities Fund may invest in individual fixed-income securities to an unlimited extent. BlackRock Tactical Opportunities Fund may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are

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backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub‑divisions (including those of non‑U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. BlackRock Tactical Opportunities Fund may also invest a significant portion of its assets in non‑investment grade bonds (“junk” bonds or distressed securities), non‑investment grade bank loans, foreign bonds (both U.S. dollar- and non‑U.S. dollar-denominated) and bonds of emerging market issuers. BlackRock Tactical Opportunities Fund may invest in non‑U.S. dollar-denominated bonds on a currency hedged or unhedged basis. With respect to its cash investments, BlackRock Tactical Opportunities Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. BlackRock Tactical Opportunities Fund may invest a significant portion of its assets in money market funds, including those advised by BAL or its affiliates. BlackRock Tactical Opportunities Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. BlackRock Tactical Opportunities Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). BlackRock Tactical Opportunities Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non‑U.S. currencies. BlackRock Tactical Opportunities Fund may also invest in indexed and inverse floating rate securities. BlackRock Tactical Opportunities Fund may invest in U.S. and non‑U.S. REITs, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).
Money Market Fund
BlackRock Cash Funds: Treasury
BlackRock Cash Funds: Treasury seeks current income as is consistent with liquidity and stability of principal. BlackRock Cash Funds: Treasury seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash. BlackRock Cash Funds: Treasury invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, BlackRock Cash Funds: Treasury may invest in variable and floating rate instruments and transact in securities on a when-issued, delayed delivery or forward commitment basis. BlackRock Cash Funds: Treasury will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and repurchase agreements secured by such obligations. This policy is a non‑fundamental policy of BlackRock Cash Funds: Treasury and BlackRock Cash Funds: Treasury will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. The principal and interest of all securities held by the Fund are payable in U.S. dollars. The securities purchased by BlackRock Cash Funds: Treasury are subject to the quality, diversification, and other requirements of Rule 2a‑7 under the Investment Company Act, and other rules of the Securities and Exchange Commission. BlackRock Cash Funds: Treasury is a “feeder” fund that invests all of its investable assets in Treasury Master Portfolio of Master Investment Portfolio, which has the same investment objective and strategies as BlackRock Cash Funds: Treasury. All investments are made at the Treasury Master Portfolio level. This structure is sometimes called a “master/feeder” structure. BlackRock Cash Funds: Treasury’s investment results will correspond directly to the investment results of Treasury Master Portfolio.
Underlying iShares Funds
In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.
Equity ETFs
iShares Core MSCI EAFE ETF seeks to track the investment results of an index composed of large-, mid‑ and small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE IMI Index, which has been developed by MSCI Inc. (“MSCI”). The MSCI EAFE IMI Index is a

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free float-adjusted, market capitalization-weighted index designed to measure large-, mid‑ and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East. As of July 31, 2025, the MSCI EAFE IMI Index consisted of securities from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI EAFE IMI Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI EAFE IMI Index are likely to change over time.
iShares Core MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Investable Market Index (IMI), which is designed to measure large-, mid- and small-capitalization equity market performance in the global emerging markets. As of August 31, 2025, the MSCI Emerging Markets Investable Market Index (IMI) consisted of securities from the following 24 emerging market countries or regions: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2025, the Underlying Index was composed of 3,129 constituents. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Investable Market Index (IMI) is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI Emerging Markets Investable Market Index (IMI) are likely to change over time.
iShares Core MSCI International Developed Markets ETF seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States. The fund seeks to track the investment results of the MSCI World ex USA Investable Market Index, which has been developed by MSCI Inc. (“MSCI”) as an equity benchmark for international stock performance in non-U.S. developed markets. The MSCI World ex USA Investable Market Index is free float-adjusted, market cap-weighted and is designed to measure large-, mid- and small-capitalization equity market performance. It includes stocks from North America, Europe, Australasia and the Far East. As of July 31, 2025, the MSCI World ex USA Investable Market Index consisted of securities from the following 22 developed market countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI World ex USA Investable Market Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI World ex USA Investable Market Index are likely to change over time.
iShares Core S&P 500 ETF seeks to track the investment results of an index composed of large-capitalization U.S. equities. The fund seeks to track the investment results of the S&P 500, which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. As of March 31, 2025, the S&P 500 included approximately 87.86% of the market capitalization of all publicly traded U.S. equity securities. The securities in the S&P 500 are weighted based on the float-adjusted market value of their outstanding shares. The S&P 500 consists of securities from a broad range of industries. As of March 31, 2025, a significant portion of the S&P 500 is represented by securities of companies in the technology industry or sector. The components of the S&P 500 are likely to change over time.
iShares Global Equity Factor ETF seeks to track the investment results of an index composed of large- and mid‑capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX Global Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX Global Equity Factor Index is composed of large- and mid‑capitalization equity securities from the STOXX World AC Index that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The STOXX Global Equity Factor Index seeks to control exposure to, among other things, industries and countries, limit turnover and maintain a level of risk similar to that of the STOXX World AC Index. The STOXX World AC Index is a free float market capitalization-weighted index designed to measure the performance of large- and mid‑capitalization companies from developed and emerging markets. Large- and mid‑capitalization companies, as calculated by STOXX, represent approximately the top 85% of the investable market capitalization of each developed and emerging market country included in the STOXX World AC Index, as determined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing

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dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The size score seeks to measure an issuer’s market capitalization relative to other companies in the STOXX World AC Index. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX Global Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX World AC Index, among others. The STOXX Global Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX Global Equity Factor Index consisted of approximately 600 constituents from companies in the following countries or regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Philippines, Poland, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the U.S. As of July 31, 2025, a significant portion of the STOXX Global Equity Factor Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the STOXX Global Equity Factor Index are likely to change over time.
iShares Global Infrastructure ETF seeks to track the investment results of an index composed of developed market equities in the infrastructure industry. The fund seeks to track the investment results of the S&P Global Infrastructure IndexTM, which is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets (only developed market listings are eligible for stocks of issuers domiciled in emerging markets). The S&P Global Infrastructure IndexTM includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities. As of March 31, 2025, the S&P Global Infrastructure IndexTM was comprised of securities of companies in the following countries: Australia, Brazil, Canada, China, Denmark, France, Germany, Italy, Japan, Luxembourg, Mexico, New Zealand, Norway, Singapore , Spain, Switzerland, the United Kingdom and the U.S. As of March 31, 2025, a significant portion of the S&P Global Infrastructure IndexTM is represented by securities of companies in the energy, industrials, infrastructure and utilities industries or sectors. The components of the S&P Global Infrastructure IndexTM are likely to change over time.
iShares International Equity Factor ETF seeks to track the investment results of an index composed of global developed market large- and mid‑capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX International Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX International Equity Factor Index is composed of large-, mid‑, and small-capitalization equity securities from the STOXX Global 1800 ex USA Index that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The STOXX International Equity Factor Index also seeks to mitigate exposure to unintended systematic exposures, limit turnover and maintain a level of risk similar to that of the STOXX Global 1800 ex USA Index. The STOXX Global 1800 ex USA Index measures the performance of the largest companies of the developed equity market excluding the U.S., as defined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The size score seeks to measure an issuer’s market capitalization relative to other companies in the STOXX Global 1800 ex USA Index. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX International Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX Global 1800 ex USA Index, among others. The STOXX International Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX International Equity Factor Index consisted of approximately 457 constituents from companies from the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the STOXX International Equity Factor Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the STOXX International Equity Factor Index are likely to change over time.

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iShares International Small‑Cap Equity Factor ETF seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX International Small‑Cap Equity Factor Index, which is a rules- based equity index provided by STOXX Ltd. (“STOXX”). The STOXX International Small‑Cap Equity Factor Index is composed of small-capitalization equity securities from the STOXX International Developed Markets Small Cap Index that are selected and weighted using an optimization process designed to maximize exposure to four target factors: momentum, quality, value, and low volatility. The STOXX International Small‑Cap Equity Factor Index seeks to control exposure to, among other things, industries and countries, limit turnover and maintain a level of risk similar to that of the STOXX International Developed Markets Small Cap Index. The STOXX International Developed Markets Small Cap Index is a free float market capitalization-weighted index designed to measure the performance of small-capitalization companies from developed market countries excluding the U.S. Small-capitalization companies represent approximately the bottom 15% of the investable market capitalization of each developed market country included in the STOXX International Developed Markets Small Cap Index, as determined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX International Small‑Cap Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX International Developed Markets Small Cap Index, among others. The STOXX International Small‑Cap Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX International Small‑Cap Equity Factor Index consisted of approximately 1,092 constituents from companies in the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the STOXX International Small‑Cap Equity Factor Index is represented by securities of companies in the consumer goods and services and industrials industries or sectors. The components of the STOXX International Small‑Cap Equity Factor Index are likely to change over time.
iShares MSCI Intl Momentum Factor ETF seeks to track the investment results of an index that measures the performance of international developed large- and mid‑capitalization stocks exhibiting relatively higher momentum characteristics. The fund seeks to track the investment results of the MSCI World ex USA Momentum Index, which consists of stocks exhibiting relatively higher momentum characteristics than the traditional market capitalization-weighted parent index, the MSCI World ex USA Index, as determined by MSCI Inc. (“MSCI”). The MSCI World ex USA Index includes equity securities in approximately the top 85% of equity market capitalization in developed market countries, as defined by MSCI, excluding the U.S. The MSCI World ex USA Momentum Index is designed to reflect the performance of an equity momentum strategy that emphasizes stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover. A risk-adjusted price momentum score, defined by MSCI as the excess return over the risk-free rate divided by the annualized standard deviation of weekly returns over the past three years, is calculated for each security in the MSCI World ex USA Index over 6‑ and 12‑month time periods. The 6‑ and 12‑month risk-adjusted price momentum calculations are then standardized at +/- 3 standard deviations and translated into an average momentum score. MSCI World ex USA Momentum Index is reconstituted and rebalanced quarterly. At reconstitution, MSCI uses an algorithm to determine the number of components in the MSCI World ex USA Momentum Index based on the number of constituents in the MSCI World ex USA Index, momentum score and market capitalization coverage. The weight of each MSCI World ex USA Momentum Index constituent is initially determined by multiplying the security’s momentum score by its market capitalization weight in the MSCI World ex USA Index, subject to a 5% cap on each issuer. A 50% turnover buffer is then applied to each constituent security that has a change in weight based on the previous reconstitution steps. With this buffer, each relevant security receives only half of its designated weight change. The buffer is not applied to deletions. After the buffer is applied, the constituents’ weights are normalized to 100%, subject to a 5% cap on each issuer. As of July 31, 2025, the MSCI World ex USA Momentum Index consisted of securities from 301 companies in the following 21 countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI World ex USA Momentum Index includes large- and mid‑capitalization companies and may change

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over time. As of July 31, 2025, a significant portion of the MSCI World ex USA Momentum Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the MSCI World ex USA Momentum Index are likely to change over time.
iShares MSCI Intl Quality Factor ETF seeks to track the investment results of an index that measures the performance of international developed large- and mid‑capitalization stocks exhibiting relatively higher quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt‑to‑equity. The fund seeks to track the investment results of the MSCI World ex USA Sector Neutral Quality Index, which is based on a traditional market capitalization-weighted parent index, the MSCI World ex USA Index. The MSCI World ex USA Index includes equity securities in approximately the top 85% of equity market capitalization in developed market countries, as defined by MSCI Inc. (“MSCI”), excluding the U.S. The MSCI World ex USA Sector Neutral Quality Index seeks to measure the performance of securities in the MSCI World ex USA Index that exhibit higher quality characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the MSCI World ex USA Sector Neutral Quality Index, MSCI determines the “quality score” of each security in the MSCI World ex USA Index based on three fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The MSCI World ex USA Sector Neutral Quality Index is weighted based on a component’s quality score multiplied by its weight in the MSCI World ex USA Index. Weights in the MSCI World ex USA Sector Neutral Quality Index are next normalized so that sectors in the MSCI World ex USA Sector Neutral Quality Index represent approximately the same weight as in the MSCI World ex USA Index. Additionally, each individual issuer is capped at 5%. The MSCI World ex USA Sector Neutral Quality Index is rebalanced semi-annually. As of July 31, 2025, the MSCI World ex USA Sector Neutral Quality Index consisted of securities from 301 companies in the following 22 countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI World ex USA Sector Neutral Quality Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI World ex USA Sector Neutral Quality Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI World ex USA Sector Neutral Quality Index are likely to change over time.
iShares MSCI Intl Value Factor ETF seeks to track the investment results of an index composed of international developed large- and mid‑capitalization stocks with value characteristics and relatively lower valuations. The fund seeks to track the investment results of the MSCI World ex USA Enhanced Value Index, which is based on a traditional market capitalization-weighted parent index, the MSCI World ex USA Index. The MSCI World ex USA Index includes equity securities in approximately the top 85% of equity market capitalization in developed market countries, as defined by MSCI Inc. (“MSCI”), excluding the U.S. The MSCI World ex USA Enhanced Value Index is designed to represent the performance of securities that exhibit higher value style characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. The value style characteristics for index construction are defined by MSCI using three accounting variables based on publicly reported financial data: price‑to‑book value, price‑to‑forward earnings and enterprise value‑to‑cash flow from operations. MSCI calculates a “value score” based on these three variables and assigns weights by multiplying a component’s value score by its market capitalization. Weights in the MSCI World ex USA Enhanced Value Index are next normalized so that sectors in the MSCI World ex USA Enhanced Value Index represent approximately the same weight as in the MSCI World ex USA Index. MSCI uses an algorithm to determine the number of components in the MSCI World ex USA Enhanced Value Index based on the number of constituents in the MSCI World ex USA Index. The number of components is evaluated semi-annually. As of July 31, 2025, the MSCI World ex USA Enhanced Value Index consisted of securities from 351 companies in the following 21 countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI World ex USA Enhanced Value Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI World ex USA Enhanced Value Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI World ex USA Enhanced Value Index are likely to change over time.
iShares MSCI EAFE Min Vol Factor ETF seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of international equity securities (excluding the U.S. and Canada) that in the aggregate have lower volatility relative to the MSCI EAFE Index, which is a capitalization-weighted index. In constructing the MSCI EAFE Minimum Volatility (USD) Index, MSCI uses a rules-based methodology to select securities from the MSCI EAFE Index and to determine their weightings. In order to determine weightings of securities within the MSCI EAFE Minimum Volatility (USD) Index, MSCI seeks to optimize the MSCI EAFE Index such that the resulting portfolio exhibits the lowest absolute volatility, as measured by MSCI, while applying constraints based on turnover, minimum and maximum weightings of index constituents, sectors, and countries as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI EAFE Minimum Volatility (USD) Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. The MSCI EAFE Minimum Volatility (USD) Index includes stocks from Europe, Australasia, the Middle

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East and the Far East and, as of July 31, 2025, consisted of securities from the following 20 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Switzerland and the United Kingdom. The MSCI EAFE Minimum Volatility (USD) Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI EAFE Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services and financials industries or sectors. The components of the MSCI EAFE Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI Emerging Markets Min Vol Factor ETF seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets. The fund seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of equity securities in global emerging markets that, in the aggregate, have lower volatility relative to the broader large- and mid‑capitalization global emerging market equities. The MSCI Emerging Markets Minimum Volatility (USD) Index is designed by selecting securities from the MSCI Emerging Markets Index, which is a capitalization-weighted index, and then follows a rules-based methodology to optimize the MSCI Emerging Markets Minimum Volatility (USD) Index and determine weights for securities in the index having the lowest total risk. Generally, rules-based methodologies include specified requirements for security eligibility, maximum and minimum weightings by security and, in some cases by sector and country, established rules relating to handling of special dividends and other distributions, and treatment of corporate events. In order to determine weightings by security within the MSCI Emerging Markets Minimum Volatility (USD) Index, MSCI seeks to construct a portfolio of lowest absolute volatility using its multi-factor risk model. The portfolio is then further refined by an optimization tool that aims to determine the lowest absolute volatility based on the projected “riskiness” of securities in the MSCI Emerging Markets Index while subjected to constraints based on established minimum and maximum weightings of index constituents and sectors as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI Emerging Markets Minimum Volatility (USD) Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. As of August 31, 2025, the MSCI Emerging Markets Minimum Volatility (USD) Index consisted of securities of companies in the following 22 countries or regions: Brazil, Chile, China, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI Emerging Markets Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI USA Min Vol Factor ETF seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market. The fund seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of large- and mid‑capitalization equity securities listed on stock exchanges in the U.S. that, in the aggregate, have lower volatility relative to the large- and mid‑cap U.S. equity market. In constructing the MSCI USA Minimum Volatility (USD) Index, MSCI uses a rules-based methodology to select securities from the MSCI USA Index, which is a capitalization-weighted index, and to determine the weightings of such securities. In order to determine weightings of securities within the MSCI USA Minimum Volatility (USD) Index, MSCI seeks to optimize the MSCI USA Index such that the resulting portfolio exhibits the lowest absolute volatility, as measured by MSCI, while applying constraints based on turnover, minimum and maximum weightings of index constituents, sectors and countries, as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI USA Minimum Volatility (USD) Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. The MSCI USA Minimum Volatility (USD) Index includes large- and mid‑capitalization companies and may change over time. As of July 31, 2025, a significant portion of the MSCI USA Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI USA Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI USA Momentum Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks exhibiting relatively higher price momentum. The fund seeks to track the investment results of the MSCI USA Momentum SR Variant Index, which consists of stocks exhibiting relatively higher momentum characteristics than the traditional market capitalization-weighted parent index, the MSCI USA Index, as determined by MSCI Inc. (“MSCI”). The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI. The MSCI USA Momentum SR Variant Index is designed to measure the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover, each as determined by MSCI. MSCI uses an algorithm to determine the components in the MSCI USA Momentum SR Variant Index based on the number of constituents in the MSCI USA Index. A risk-adjusted price momentum metric, defined by MSCI as the excess return over the risk-free rate (i.e., the 3 Month Treasury Bill Rate) divided by the annualized standard deviation of weekly returns over the past three years, is calculated for each security in the MSCI USA Index over 6‑ and 12‑month time periods. The 6‑ and 12‑month risk-adjusted price momentum calculations are then standardized at +/- 3 standard deviations and translated into an average momentum score. MSCI selects the 125 securities with the highest positive momentum scores for inclusion in the MSCI USA Momentum SR Variant Index.

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The weight of each MSCI USA Momentum SR Variant Index constituent is determined by multiplying the security’s momentum score by its market capitalization weight in the MSCI USA Index. Additionally, a capping methodology is applied so that each individual issuer is capped at 5% weight at reconstitution. MSCI also takes into account certain diversification rules. At reconstitution, if the aggregate weight of stocks representing more than 4.5% weight is greater than 22.5% of the MSCI USA Momentum SR Variant Index weight, the MSCI USA Momentum SR Variant Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the MSCI USA Momentum SR Variant Index weight. Between reconstitution dates, if the aggregate weight of stocks representing more than 5% weight is greater than 25% of the MSCI USA Momentum SR Variant Index weight, the MSCI USA Momentum SR Variant Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the MSCI USA Momentum SR Variant Index weight. The MSCI USA Momentum SR Variant Index is reconstituted quarterly. To determine the constituent changes at each quarterly reconstitution, MSCI applies an iterative algorithm to cap the one‑way turnover per reconstitution at 30%. As of July 31, 2025, there were 125 securities in the MSCI USA Momentum SR Variant Index. As of July 31, 2025, a significant portion of the MSCI USA Momentum SR Variant Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI USA Momentum SR Variant Index are likely to change over time.
iShares MSCI USA Quality Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks with quality characteristics as identified through certain fundamental metrics. The fund seeks to track the investment results of the MSCI USA Sector Neutral Quality Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI Inc. (“MSCI”). The MSCI USA Sector Neutral Quality Index seeks to measure the performance of securities in the MSCI USA Index that exhibit higher quality characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the MSCI USA Sector Neutral Quality Index, MSCI determines the quality score of each security in the MSCI USA Index based on three fundamental variables: high return on equity, low earnings variability and low leverage. MSCI selects a certain number of securities with the highest quality scores for the MSCI USA Sector Neutral Quality Index. Each component is weighted based on its quality score multiplied by its weight in the MSCI USA Index. Weights in the MSCI USA Sector Neutral Quality Index are next normalized so that sectors in the MSCI USA Sector Neutral Quality Index represent the same weight as in the MSCI USA Index. Additionally, each individual issuer is capped at 5%. The MSCI USA Sector Neutral Quality Index is rebalanced on a semi-annual basis. As of July 31, 2025, there were 125 securities in the MSCI USA Sector Neutral Quality Index. As of July 31, 2025, a significant portion of the MSCI USA Sector Neutral Quality Index is represented by securities of companies in the consumer goods and services and technology industries or sectors. The components of the MSCI USA Sector Neutral Quality Index are likely to change over time.
iShares MSCI USA Size Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks with relatively smaller average market capitalization. The fund seeks to track the investment results of the MSCI USA Low Size Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI Inc. (“MSCI”). The MSCI USA Low Size Index seeks to achieve a low size exposure, where “low size” refers to a relatively smaller capitalization within the market capitalization range of the MSCI USA Index. The MSCI USA Low Size Index is constructed by applying a mathematical formula at each rebalancing that reweights the components of the MSCI USA Index, such that the representation of smaller capitalization companies is increased relative to larger capitalization companies. In addition, at each rebalancing, MSCI calculates a “constraint factor” for each component. The constraint factor is the ratio of the component’s weight in the MSCI USA Low Size Index to that component’s weight in the MSCI USA Index. The constraint factor is held constant between each rebalancing, except in the case of corporate events (as defined by MSCI). Changes in the relative weight of an individual component in the MSCI USA Index due to market appreciation/depreciation result in that component increasing/decreasing in weight in the MSCI USA Low Size Index to hold the constraint factor for that component constant between each rebalancing. The MSCI USA Low Size Index is rebalanced semi-annually. As of July 31, 2025, there are 544 component securities in the MSCI USA Low Size Index. As of July 31, 2025, a significant portion of the MSCI USA Low Size Index is represented by securities of companies in the consumer goods and services, financials, industrials and technology industries or sectors. The components of the MSCI USA Low Size Index are likely to change over time.
iShares MSCI USA Small‑Cap Min Vol Factor ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market. The fund seeks to track the investment results of the MSCI USA Small Cap Minimum Volatility (USD) Index, which has been developed by MSCI Inc. (“MSCI”) to measure the performance of small-capitalization U.S. equities that in the aggregate are expected to have lower volatility characteristics relative to the small-capitalization U.S. equity market. In constructing the MSCI USA Small Cap Minimum Volatility (USD) Index, MSCI uses a rules-based methodology to select securities from the MSCI USA Small Cap Index, which is a capitalization-weighted index that represents approximately 14% of the free float-adjusted market capitalization in the U.S., and to determine the weightings of such securities in the MSCI USA Small Cap Minimum Volatility (USD) Index. MSCI seeks to optimize the MSCI USA Small Cap Index such that the resulting portfolio exhibits the lowest absolute volatility, as measured by MSCI, while applying constraints based on turnover, established minimum and maximum weightings of index

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constituents and sectors, as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. The MSCI USA Small Cap Minimum Volatility (USD) Index Index is reconstituted quarterly. At each reconstitution, one-way turnover is capped at 5%. As of July 31, 2025, a significant portion of the MSCI USA Small Cap Minimum Volatility (USD) Index is represented by securities of companies in the consumer goods and services and healthcare industries or sectors. The components of the MSCI USA Small Cap Minimum Volatility (USD) Index are likely to change over time.
iShares MSCI USA Value Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks with value characteristics and relatively lower valuations. The fund seeks to track the investment results of the MSCI USA Enhanced Value Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI Inc. (“MSCI”). The MSCI USA Enhanced Value Index is designed to measure the performance of securities in the MSCI USA Index that exhibit higher value characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the MSCI USA Enhanced Value Index, MSCI calculates a “value score” for each security in the MSCI USA Index using three variables: price‑to‑book value, price‑to‑forward earnings and enterprise value‑to‑cash flow from operations. MSCI assigns weights by multiplying a component’s value score by its market capitalization. Weights in the MSCI USA Enhanced Value Index are next normalized so that sectors in the MSCI USA Enhanced Value Index represent the same weight as in the MSCI USA Index. MSCI uses an algorithm to determine the number of components in the MSCI USA Enhanced Value Index based on the number of constituents in the MSCI USA Index. The number of components is evaluated semi-annually. As of July 31, 2025, there were 149 securities in the MSCI USA Enhanced Value Index. As of July 31, 2025, a significant portion of the MSCI USA Enhanced Value Index is represented by securities of companies in the consumer goods and services and technology industries or sectors. The components of the MSCI USA Enhanced Value Index are likely to change over time.
iShares International Developed Real Estate ETF seeks to track the investment results of an index composed of real estate equities in developed non‑U.S. markets. The fund seeks to track the investment results of the FTSE EPRA Nareit Developed ex US Index, which measures the performance of companies engaged in the ownership, trading and development of income-producing real estate in the developed real estate markets (except for the U.S.) as defined by FTSE EPRA Nareit. As of April 30, 2025, the FTSE EPRA Nareit Developed ex US Index was composed of securities of companies in the following countries or regions: Australia, Austria, Belgium, Canada, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Slovenia, South Korea, Spain, Sweden, Switzerland and the United Kingdom. As of April 30, 2025, a significant portion of the FTSE EPRA Nareit Developed ex US Index includes companies offering various real estate services, real estate operating companies and real estate investment trusts. The components of the FTSE EPRA Nareit Developed ex US Index are likely to change over time.
iShares U.S. Equity Factor ETF seeks to track the investment results of an index composed of U.S. large- and mid‑capitalization stocks that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX U.S. Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX U.S. Equity Factor Index is composed of large- and mid‑capitalization equity securities from the STOXX USA 900 index that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The STOXX U.S. Equity Factor Index also seeks to mitigate exposure to unintended systematic exposures, limit turnover and maintain a level of risk similar to that of the STOXX USA 900 Index. The STOXX USA 900 Index measures the performance of the largest 900 companies of the U.S. equity market, as defined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12‑month volatility, as calculated by STOXX. The size score seeks to measure an issuer’s market capitalization relative to other companies in the STOXX USA 900 Index. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX U.S. Equity Factor Index. STOXX also applies other constraints, such as sector exposures relative to the STOXX USA 900 Index, among others. The STOXX U.S. Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX U.S. Equity Factor Index consisted of approximately 285 constituents, and a significant portion of the STOXX U.S. Equity Factor Index is represented by securities of companies in the consumer goods and services and technology industries or sectors. The components of the STOXX U.S. Equity Factor Index are likely to change over time.

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iShares U.S. Small‑Cap Equity Factor ETF seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints. The fund seeks to track the investment results of the STOXX U.S. Small‑Cap Equity Factor Index, which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The STOXX U.S. Small‑Cap Equity Factor Index is composed of small-capitalization equity securities from the STOXX US Small Cap Index that are selected and weighted using an optimization process designed to maximize exposure to four target factors: momentum, quality, value, and low volatility. The STOXX U.S. Small‑Cap Equity Factor Index seeks to control exposure to, among other things, industries, limit turnover and maintain a level of risk similar to that of the STOXX US Small Cap Index. The STOXX US Small Cap Index is a free float market capitalization-weighted index designed to measure the performance of small-capitalization companies in the U.S. Small capitalization companies, as calculated by STOXX, represent approximately the bottom 15% of the investable market capitalization in the U.S. securities market, as determined by STOXX. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data. The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months. The low volatility score is based on prior 12 month volatility, as calculated by STOXX. The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the STOXX U.S. Small‑Cap Equity Factor Index. STOXX also applies other constraints, such as country and sector exposures relative to the STOXX US Small Cap Index, among others. The STOXX U.S. Small‑Cap Equity Factor Index is reviewed and rebalanced quarterly. As of July 31, 2025, the STOXX U.S. Small‑Cap Equity Factor Index consisted of approximately 842 constituents, and a significant portion of the STOXX U.S. Small‑Cap Equity Factor Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the STOXX U.S. Small‑Cap Equity Factor Index are likely to change over time.
iShares MSCI Australia ETF seeks to track the investment results of an index composed of Australian equities. The fund seeks to track the investment results of the MSCI Australia Index, which is designed to measure the performance of large- and mid-capitalization segments of the Australian equity market. As of August 31, 2025, a significant portion of the MSCI Australian Index is represented by securities of companies in the financials and materials industries or sectors. The components of the MSCI Australian Index are likely to change over time.
iShares MSCI Canada ETF seeks to track the investment results of an index composed of Canadian equities. The fund seeks to track the investment results of the MSCI Canada Custom Capped Index, which is designed to measure broad-based equity performance in Canada. The MSCI Canada Custom Capped Index constrains at quarterly rebalance the weight of any single issuer to a maximum of 22.5% of the MSCI Canada Custom Capped Index. Additionally, the sum of the issuers that individually constitute more than 4.75% of the weight of the MSCI Canada Custom Capped Index will not exceed a maximum of 22.5% of the weight of the MSCI Canada Custom Capped Index in the aggregate. Between quarterly rebalances, the MSCI Canada Custom Capped Index constrains weight of any single issuer to a maximum of 22.5% of the MSCI Canada Custom Capped Index and constrains the sum of the issuers that individually constitute more than 5% of the weight of the MSCI Canada Custom Capped Index to maximum of 24% of the weight of the MSCI Canada Custom Capped Index in the aggregate. The MSCI Canada Custom Capped Index is a variation of the MSCI Canada Index, designed to take into account the investment diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. The MSCI Canada Custom Capped Index includes large- and mid‑capitalization companies and may change over time. As of August 31, 2025, a significant portion of the MSCI Canada Custom Capped Index is represented by securities of companies in the energy and financials industries or sectors. The components of the MSCI Canada Custom Capped Index are likely to change over time.
iShares MSCI EAFE ETF seeks to track the investment results of an index composed of large- and mid‑capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Index, which has been developed by MSCI Inc. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure large- and mid‑capitalization equity market performance of developed markets outside of the U.S. and Canada. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. As of July 31, 2025, the MSCI EAFE Index consisted of securities from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI EAFE Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the MSCI EAFE Index are likely to change over time.

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iShares MSCI EAFE Small‑Cap ETF seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada. The fund seeks to track the investment results of the MSCI EAFE Small Cap Index, which represents the small-capitalization segment of the MSCI EAFE IMI Index. The MSCI EAFE IMI Index is an equity index developed by MSCI Inc. (“MSCI”) that captures large-, mid‑ and small-capitalization representation across developed markets outside of the U.S. and Canada. Constituents of the MSCI EAFE Small Cap Index include securities from Europe, Australasia and the Far East. Under MSCI’s Global Investable Market Index (IMI) methodology, the small-capitalization universe consists of securities of those companies not included in the large-capitalization or mid‑capitalization segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small‑cap segment covers the 85%‑99% range of each market’s free float-adjusted market capitalization. As of July 31, 2025, the MSCI EAFE Small Cap Index consisted of securities from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2025, a significant portion of the MSCI EAFE Small Cap Index is represented by securities of companies in the consumer goods and services and industrials industries or sectors. The components of the MSCI EAFE Small Cap Index are likely to change over time.
iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large- and mid‑capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. As of August 31, 2025, the MSCI Emerging Markets Index consisted of securities from the following 24 emerging market countries or regions: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI Emerging Markets Index includes large- and mid- capitalization companies and may change over time. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Index is represented by securities of companies in the consumer goods and services, financials and technology industries or sectors. The components of the MSCI Emerging Markets Index are likely to change over time.
iShares MSCI Emerging Markets Small‑Cap ETF seeks to track the investment results of an index composed of small-capitalization emerging market equities. The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index, which is designed to measure the performance of equity securities of small-capitalization companies in emerging market countries. As of August 31, 2025, the MSCI Emerging Markets Small Cap Index consisted of issuers in the following 24 emerging market countries or regions: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2025, a significant portion of the MSCI Emerging Markets Small Cap Index is represented by securities of companies in the consumer goods and services, industrials and technology industries or sectors. The components of the MSCI Emerging Markets Small Cap Index are likely to change over time.
iShares MSCI Eurozone ETF seeks to track the investment results of an index composed of large- and mid‑capitalization equities from developed market countries that use the euro as their official currency. The fund seeks to track the investment results of the MSCI EMU Index, which consists of securities from the following 10 developed market countries or regions: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. The MSCI EMU Index includes large- and mid‑capitalization companies and may change over time. As of August 31, 2025, a significant portion of the MSCI EMU Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI EMU Index are likely to change over time.
iShares MSCI France ETF seeks to track the investment results of an index composed of French equities. The fund seeks to track the investment results of the MSCI France Index, which is designed to measure the performance of the large- and mid‑capitalization segments of the French equity market. As of August 31, 2025, a significant portion of the MSCI France Index is represented by securities of companies in the consumer goods and services and industrials industries or sectors. The components of the MSCI France Index are likely to change over time.
iShares MSCI Germany ETF seeks to track the investment results of an index composed of German equities. The fund seeks to track the investment results of the MSCI Germany Index, which is designed to measure the performance of the large- and mid‑capitalization segments of the German equity market. As of August 31, 2025, a significant portion of the MSCI Germany Index is represented by securities of companies in the financials, industrials and technology industries or sectors. The components of the MSCI Germany Index are likely to change over time.
iShares MSCI Japan ETF seeks to track the investment results of an index composed of Japanese equities. The fund seeks to track the investment results of the MSCI Japan Index, which is designed to measure the performance of the large- and mid‑capitalization segments of the Japanese equity market. As of August 31, 2025, a significant portion of the MSCI Japan Index is represented by securities of companies in the consumer goods and services, financials and industrials industries or sectors. The components of the MSCI Japan Index are likely to change over time.
iShares MSCI United Kingdom ETF seeks to track the investment results of an index composed of U.K. equities. The fund seeks to track the investment results of the MSCI United Kingdom Index, which is designed to measure the

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performance of the large- and mid-capitalization segments of the United Kingdom market. As of August 31, 2025, a significant portion of the MSCI United Kingdom Index is represented by securities of companies in the consumer goods and services and financials industries or sectors. The components of the MSCI United Kingdom Index are likely to change over time.
iShares North American Natural Resources ETF seeks to track the investment results of an index composed of North American equities in the natural resources sector. The fund seeks to track the investment results of the S&P North American Natural Resources Sector Index, which measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, as determined by S&P Dow Jones Indices LLC. The S&P North American Natural Resources Sector Index includes companies that are classified under the GICS® energy and materials sectors, excluding the chemicals industry, and steel sub‑industry. The S&P North American Natural Resources Sector Index includes large-, mid‑ and small-capitalization companies and may change over time. As of March 31, 2025, a significant portion of the S&P North American Natural Resources Sector Index is represented by securities of companies in the energy, materials and natural resources industries or sectors. The components of the S&P North American Natural Resources Sector Index are likely to change over time.
iShares Russell 2000 ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities. The fund seeks to track the investment results of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell (“Russell”). The Russell 2000® Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by Russell. The Russell 2000® Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,953 smallest issuers in the Russell 3000 Index. As of March 31, 2025, the Russell 2000® Index represented approximately 5% of the total market capitalization of the Russell 3000 Index. As of March 31, 2025, a significant portion of the Russell 2000® Index is represented by securities of companies in the financials, healthcare and industrials industries or sectors. The components of the Russell 2000® Index are likely to change over time.
iShares Russell Mid‑Cap ETF seeks to track the investment results of an index composed of mid‑capitalization U.S. equities. The fund seeks to track the investment results of the Russell Midcap Index, which measures the performance of the mid‑capitalization sector of the U.S. equity market, as defined by FTSE Russell (“Russell”). The Russell Midcap Index is a subset of the Russell 1000® Index, which measures the performance of the large- and mid‑capitalization sectors of the U.S. equity market, as defined by Russell. As of March 31, 2025, the Russell Midcap Index represented approximately 23% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Index is a float-adjusted capitalization-weighted index of equity securities issued by the 808 smallest issuers in the Russell 1000 Index. As of March 31, 2025, a significant portion of the Russell Midcap Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Russell Midcap Index are likely to change over time.
iShares U.S. Real Estate ETF seeks to track the investment results of an index composed of U.S. equities in the real estate sector. The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Capped Index, which measures the performance of the real estate sector of the U.S. equity market, as defined by S&P Dow Jones Indices LLC (“SPDJI”). The Dow Jones U.S. Real Estate Capped Index uses a capping methodology to limit the weight of the securities of any single issuer (as determined by SPDJI) to a maximum of 10% of the Dow Jones U.S. Real Estate Capped Index. Additionally, the Dow Jones U.S. Real Estate Capped Index constrains at each quarterly review: (i) the weight of any single issuer to a maximum of 10%, and (ii) the aggregate weight of all issuers that individually exceed 4.50% of the index weight to a maximum of 22.50%. Between scheduled quarterly index reviews, the Dow Jones U.S. Real Estate Capped Index is rebalanced at the end of any day on which all issuers that individually constitute more than 5% of the weight of the Dow Jones U.S. Real Estate Capped Index constitute more than 25% of the weight of the Dow Jones U.S. Real Estate Capped Index in the aggregate. In implementing this capping methodology, SPDJI may consider two or more companies as belonging to the same issuer where there is reasonable evidence of common control. As of March 31, 2025, a significant portion of the Dow Jones U.S. Real Estate Capped Index is represented by securities of companies in the real estate investment trust industry or sector. The components of the Dow Jones U.S. Real Estate Capped Index are likely to change over time.
Fixed Income ETFs
iShares 0‑5 Year TIPS Bond ETF seeks to track the investment results of the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” that have a remaining maturity of less than or equal to five years. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the non‑seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that, as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than

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conventional fixed-rate bonds. Qualifying securities must have less than or equal to five years remaining to final maturity as of the rebalancing date and at least $300 million of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account (“SOMA”). In addition, the securities in the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index must have a fixed coupon schedule and must be denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index are government agency debt with or without a government guarantee, securities issued or marketed primarily to retail investors, floating rate notes, cash management and Treasury bills, original issue zero coupon securities and Separate Trading of Registered Interest and Principal Securities (or “STRIPs”). However, the amounts outstanding of qualifying securities in the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index are not reduced by any portions of such securities that have been stripped after inclusion in the ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index. Index constituents are market capitalization weighted based on amounts outstanding reduced by amounts held by the Federal Reserve SOMA. The ICE® U.S. Treasury 0‑5 Year Inflation Linked Bond Index is rebalanced on the last calendar day of each month.
iShares 1‑3 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years. The fund seeks to track the investment results of the ICE® U.S. Treasury 1‑3 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of February 28, 2025, there were 96 issues in the ICE® U.S. Treasury 1‑3 Year Bond Index. The ICE® U.S. Treasury 1‑3 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 1‑3 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 1‑3 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 1‑3 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 1‑3 Year Bond Index are updated on the last calendar day of each month.
iShares 3‑7 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The fund seeks to track the investment results of the ICE® U.S. Treasury 3‑7 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of February 28, 2025, there were 92 issues in the ICE® U.S. Treasury 3‑7 Year Bond Index. The ICE® U.S. Treasury 3‑7 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 3‑7 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 3‑7 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 3‑7 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 3‑7 Year Bond Index are updated on the last calendar day of each month.
iShares 7‑10 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years. The fund seeks to track the investment results of the ICE® U.S. Treasury 7‑10 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of February 28, 2025, there were 12 issues in the ICE® U.S. Treasury 7‑10 Year Bond Index. The ICE® U.S. Treasury 7‑10 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 7‑10 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 7‑10 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 7‑10 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 7‑10 Year Bond Index are updated on the last calendar day of each month.
iShares 10‑20 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years. The fund seeks to track the investment results of the ICE® U.S. Treasury 10‑20 Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years. As of February 28, 2025, there were 50 issues in the ICE® U.S. Treasury 10‑20 Year Bond Index. The ICE® U.S. Treasury 10‑20 Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 10‑20 Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 10‑20 Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a

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government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 10‑20 Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 10‑20 Year Bond Index are updated on the last calendar day of each month.
iShares 20+ Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. The fund seeks to track the investment results of the ICE® U.S. Treasury 20+ Year Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. As of February 28, 2025, there were 40 issues in the ICE® U.S. Treasury 20+ Year Bond Index. The ICE® U.S. Treasury 20+ Year Bond Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the ICE® U.S. Treasury 20+ Year Bond Index must be fixed-rate and denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury 20+ Year Bond Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero‑coupon issues that have been stripped from coupon-paying bonds. The ICE® U.S. Treasury 20+ Year Bond Index is market value weighted, and the securities in the ICE® U.S. Treasury 20+ Year Bond Index are updated on the last calendar day of each month.
iShares Broad USD Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds. The fund seeks to track the investment results of the ICE® BofA® US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market. As of February 28, 2025, there were 10,773 issues in the ICE® BofA® US Corporate Index. As of February 28, 2025, a significant portion of the ICE® BofA® US Corporate Index is represented by securities of companies in the financials industry or sector. The components of the ICE® BofA® US Corporate Index are likely to change over time. The ICE® BofA® US Corporate Index consists of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. ICE Data Indices, LLC deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the ICE® BofA® US Corporate Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the ICE® BofA® US Corporate Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax‑exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The ICE® BofA® US Corporate Index is market capitalization-weighted, and the securities in the ICE® BofA® US Corporate Index are updated on the last calendar day of each month.
iShares Core U.S. Aggregate Bond ETF seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The fund seeks to track the investment results of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) bond market. As of February 28, 2025, there were 13,723 issues in the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) that are publicly offered for sale in the U.S. As of February 28, 2025, a significant portion of the Bloomberg U.S. Aggregate Bond Index is represented by MBS and U.S. Treasury securities. The components of the Bloomberg U.S. Aggregate Bond Index are likely to change over time. The securities in the Bloomberg U.S. Aggregate Bond Index must have $300 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have lower minimum thresholds as defined by Bloomberg. In addition, the securities in the Bloomberg U.S. Aggregate Bond Index must be denominated in U.S. dollars and must be fixed-rate, non-convertible and taxable. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds), are excluded from the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is market capitalization-weighted, and the securities in the Bloomberg U.S. Aggregate Bond Index are updated on the last business day of each month. As of February 28, 2025, approximately 25.0% of the bonds represented in the Bloomberg U.S. Aggregate Bond Index were U.S. fixed-rate agency MBS. Such securities are issued by entities such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and are backed by pools of mortgages. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to‑be‑announced (“TBA”) transactions). The fund may enter into such contracts on a regular basis. The fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the fund’s own fees and expenses. The fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.

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iShares Systematic Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment grade or high yield. The Fund seeks to track the BlackRock Universal Systematic Bond Index, which allocates across four components: U.S. Treasury securities, U.S. dollar-denominated mortgage-backed securities (“MBS”), and U.S. dollar-denominated investment-grade and high-yield corporate bonds. The allocations are determined relative to a broader starting universe based on factors including the prevailing economic regime and the prevailing interest rate environment (both described in more detail below), as determined by BlackRock Index Services, LLC. BlackRock Index Services, LLC begins with a starting universe composed of the four components of the BlackRock Universal Systematic Bond Index as well as the following U.S. dollar-denominated instruments, each of which must meet certain eligibility requirements: U.S. agencies, investment-grade foreign government-related bonds, investment-grade Eurodollar bonds, and investment-grade 144A bonds. The first step in constructing the BlackRock Universal Systematic Bond Index is to assign an initial strategic overweight to high-yield corporate bonds relative to the starting universe (where the components are market value-weighted). This is achieved by taking a pro rata share from the weight of the U.S. Treasuries and MBS components. The weight of the high-yield corporate bond component is then increased or decreased based on BlackRock Index Services, LLC’s assessment of the prevailing economic regime. The weight adjustment is achieved by taking a pro rata share from, or giving pro rata to, the weight of the following components: U.S. agencies, MBS and investment-grade corporate bonds, foreign government-related bonds, Eurodollar bonds, and 144A bonds. BlackRock Index Services, LLC’s economic regime assessment uses prices and option-adjusted spreads from the high-yield market to determine whether there is a risk-on or risk-off environment. Depending on the intensity of the risk environment, the risk-on weight adjustment is either +2% or +4%, and the risk-off weight adjustment is either -2% or -4%. The next step is to perform two substitutions where the aggregate weight of the securities being introduced to the BlackRock Universal Systematic Bond Index matches the aggregate weight of the respective component(s) being replaced. The U.S. agencies, investment-grade corporate bonds, investment-grade foreign government-related bonds, investment-grade Eurodollar bonds and investment-grade 144A bonds from the starting universe are replaced solely with investment-grade corporate bonds within a 1-10 year maturity band that have passed a credit quality screen and have a tilt toward credit value, as described below. The bonds within the high-yield corporate bond component of the starting universe are replaced with high-yield corporate bonds that have passed a credit quality screen and tilt toward credit value. The credit quality screen is based on probability of default, which is an issuer-level measure that BlackRock Index Services, LLC primarily determines based on a company’s financial health, industry characteristics, and the market environment. Corporate issuers are grouped according to customized credit ratings, and within each group, bonds from issuers with the highest probability of default are removed. Securities without an estimated probability of default (e.g., private issuers) or with insufficient, incomplete, or stale market data also are removed. The tilt towards credit value is achieved by using an optimization approach to increase the weight of corporate bonds with higher default-adjusted spreads. The default-adjusted spread seeks to reflect the yield of a bond, taking into account its potential for default and the expected recovery rate in case of default. The optimization approach also includes constraints in an effort to cap turnover, limit issuer concentration, avoid less liquid bonds and maintain overall risk exposures generally in line with a broader corporate bond component. Finally, BlackRock Index Services, LLC classifies the prevailing interest rate environment as either “falling rates” or “rising rates” to set the target duration for the BlackRock Universal Systematic Bond Index. During periods of falling (rising) interest rates, the BlackRock Universal Systematic Bond Index’s target duration will be up to 10% greater (less) than the duration of the starting universe. The magnitude of the target duration adjustment is determined by evaluating short-term and long-term bond return volatility. The higher that short-term volatility is relative to long-term volatility, the smaller the adjustment will be. The target duration is achieved by optimizing the U.S. Treasuries component while tilting toward bonds that BlackRock Index Services, LLC deems to be undervalued and minimizing transaction costs. The BlackRock Universal Systematic Bond Index is rebalanced monthly. Interest and principal payments earned by index constituents are held as cash in the BlackRock Universal Systematic Bond Index until month-end. The cash is removed from the BlackRock Universal Systematic Bond Index at the rebalance and reinvested pro rata across the entire index. As of May 30, 2025, approximately 92% of the BlackRock Universal Systematic Bond Index consisted of issuers organized or located in the United States, and there were 1,212 issues in the BlackRock Universal Systematic Bond Index from issuers in 11 countries or regions. The BlackRock Universal Systematic Bond Index may include large-, mid- or small-capitalization issuers. As of May 30, 2025, a significant portion of the BlackRock Universal Systematic Bond Index is invested in bonds of issuers in the financials industry or sector, MBS, and investment-grade corporate bonds. The components of the BlackRock Universal Systematic Bond Index are likely to change over time.
iShares Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds. The fund seeks to track the investment results of the Bloomberg U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of February 28, 2025, there were 9,762 issues in the Bloomberg U.S. Government/Credit Bond Index. As of February 28, 2025, a significant portion of the Bloomberg U.S. Government/Credit Bond Index is represented by U.S. Treasury securities. The components of the Bloomberg U.S. Government/Credit Bond Index are likely to change over time. The

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Bloomberg U.S. Government/Credit Bond Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have $300 million or more of outstanding face value. In addition, the securities in the Bloomberg U.S. Government/Credit Bond Index must be denominated in U.S. dollars and must be fixed-rate and non‑convertible. Excluded from the Bloomberg U.S. Government/Credit Bond Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Bloomberg U.S. Government/Credit Bond Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds). The Bloomberg U.S. Government/Credit Bond Index is market capitalization-weighted and the securities in the Bloomberg U.S. Government/Credit Bond Index are updated on the last business day of each month.
iShares iBoxx $ High Yield Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index, which is a rules-based index consisting of U.S. dollar-denominated, high yield (as determined by Markit Indices Limited (“Markit”)) corporate bonds for sale in the U.S. The Markit iBoxx® USD Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Markit iBoxx® USD Liquid High Yield Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Markit iBoxx® USD Liquid High Yield Index. As of February 28, 2025, the Markit iBoxx® USD Liquid High Yield Index included approximately 1,226 constituents. As of February 28, 2025, a significant portion of the Markit iBoxx® USD Liquid High Yield Index is represented by securities of companies in the consumer goods and services industry or sector. The components of the Markit iBoxx® USD Liquid High Yield Index are likely to change over time. Bonds in the Markit iBoxx® USD Liquid High Yield Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. As of June 27, 2025, the bonds eligible for inclusion in the Markit iBoxx® USD Liquid High Yield Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of sub‑investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; (vi) have at least one year to maturity; and (vii) have at least one year and 6 months to maturity for new index insertions.
iShares iBoxx $ Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds. The fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index, which is a rules-based index consisting of U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited (“Markit”)) corporate bonds for sale in the U.S. The Markit iBoxx® USD Liquid Investment Grade Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Markit iBoxx® USD Liquid Investment Grade Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Markit iBoxx® USD Liquid Investment Grade Index. As of February 28, 2025, the Markit iBoxx® USD Liquid Investment Grade Index included approximately 2,888 constituents. As of February 28, 2025, a significant portion of the Markit iBoxx® USD Liquid Investment Grade Index is represented by securities of companies in the consumer goods and services and financials industries or sectors. The components of the Markit iBoxx® USD Liquid Investment Grade Index are likely to change over time. The Markit iBoxx® USD Liquid Investment Grade Index is a subset of the Markit iBoxx USD Corporate Bond Index, which as of February 28, 2025 is an index of 8,368 investment-grade bonds. Bonds in the Markit iBoxx® USD Liquid Investment Grade Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. As of June 27, 2025, the bonds eligible for inclusion in the Markit iBoxx® USD Liquid Investment Grade Index consist of U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by Markit; (ii) have an average rating of investment grade (ratings from Fitch Ratings, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; (v) have at least three years to maturity; and (vi) have at least three years and 6 months to maturity for new index insertions.
iShares Intermediate Government/Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years. The fund seeks to track the investment results of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non‑U.S. agencies, sovereign, supranational and local authority debt) and investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) U.S. corporate bonds that have a remaining maturity of greater than one year and less than ten years. As of February 28, 2025, there were 6,295 issues in the Bloomberg U.S. Intermediate Government/Credit Bond Index. As of February 28, 2025, a significant portion of the Bloomberg U.S. Intermediate Government/Credit Bond Index is represented by U.S.

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Treasury securities. The components of the Bloomberg U.S. Intermediate Government/Credit Bond Index are likely to change over time. The Bloomberg U.S. Intermediate Government/Credit Bond Index consists of U.S. government, government-related and investment-grade U.S. credit securities that have greater than one year and less than ten years remaining to maturity and have $300 million or more of outstanding face value. In addition, the securities in the Bloomberg U.S. Intermediate Government/Credit Bond Index must be denominated in U.S. dollars and must be fixed-rate and non‑convertible. Excluded from the Bloomberg U.S. Intermediate Government/Credit Bond Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Bloomberg U.S. Intermediate Government/Credit Bond Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (e.g., Eurobonds). The Bloomberg U.S. Intermediate Government/Credit Bond Index is market capitalization-weighted and the securities in the Bloomberg U.S. Intermediate Government/Credit Bond Index are updated on the last business day of each month.
iShares 5‑10 Year Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities between five and ten years. The fund seeks to track the investment results of the ICE® BofA® 5‑10 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to five years and less than ten years. As of February 28, 2025, there were 2,885 issues in the ICE® BofA® 5‑10 Year US Corporate Index. As of February 28, 2025, a significant portion of the ICE® BofA® 5‑10 Year US Corporate Index is represented by securities of companies in the financials industry or sector. The components of the ICE® BofA® 5‑10 Year US Corporate Index are likely to change over time. The ICE® BofA® 5‑10 Year US Corporate Index consists of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that have a remaining maturity of greater than or equal to five years and less than ten years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. ICE Data Indices, LLC deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the ICE® BofA® 5‑10 Year US Corporate Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the ICE® BofA® 5‑10 Year US Corporate Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax‑exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The ICE® BofA® 5‑10 Year US Corporate Index is market capitalization-weighted, and the securities in the ICE® BofA® 5‑10 Year US Corporate Index are updated on the last calendar day of each month. Under normal circumstances, the fund will seek to maintain a weighted average maturity that is greater than three years and lower than 10 years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the fund’s portfolio.
iShares J.P. Morgan USD Emerging Markets Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds. The fund seeks to track the investment results of the J.P. Morgan EMBI® Global Core Index, which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the J.P. Morgan EMBI® Global Core Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. The J.P. Morgan EMBI® Global Core Index was composed of securities issued by entities in 53 countries as of October 31, 2024. As of October 31, 2024, the J.P. Morgan EMBI® Global Core Index’s five highest weighted countries were Indonesia, Mexico, Saudi Arabia, Turkey and the United Arab Emirates. The J.P. Morgan EMBI® Global Core Index may change its composition and weighting monthly upon rebalancing. The J.P. Morgan EMBI® Global Core Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are defined as entities that are 100% guaranteed or 100% owned by the national government and reside in the index-eligible country. To be considered for inclusion in the J.P. Morgan EMBI® Global Core Index, instruments must (i) be denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least 2.5 years until maturity to be eligible for inclusion and, at each subsequent rebalance, have at least one year until maturity to remain in the index, (iv) be able to settle internationally through Euroclear or another institution domiciled outside the issuing country and (v) have bid and offer prices that are available on a daily and timely basis sourced from a third party valuation vendor. As of October 31, 2024, the J.P. Morgan EMBI® Global Core Index consisted of both investment-grade and non‑investment‑grade bonds (commonly referred to as “junk bonds”), each as defined by JPMorgan Chase & Co. Convertible bonds are not eligible for inclusion in the J.P. Morgan EMBI® Global Core Index. The J.P. Morgan EMBI® Global Core Index is market value-weighted and is rebalanced monthly on the last business day of the month. Eligible issuer countries must have (1) gross national income below the Index Income Ceiling for three consecutive years or (2) an Index Purchasing Power Parity Ratio (the “IPR”) below the emerging market IPR threshold, each as defined by JPMorgan Chase & Co., for three consecutive years.

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iShares MBS ETF seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies. The fund seeks to track the investment results of the Bloomberg U.S. MBS Index, which measures the performance of investment-grade (as determined by Bloomberg Index Services Limited (“Bloomberg”)) mortgage-backed pass-through securities (“MBS”) issued and/or guaranteed by U.S. government agencies or sponsored entities. The Bloomberg U.S. MBS Index includes fixed-rate MBS issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) that have 30‑, 20‑, or 15‑year maturities. All securities in the Bloomberg U.S. MBS Index must have a remaining weighted average maturity of at least one year. In addition, the securities in the Bloomberg U.S. MBS Index must be denominated in U.S. dollars and must be non‑convertible. The Bloomberg U.S. MBS Index is market capitalization-weighted and the securities in the Bloomberg U.S. MBS Index are updated on the last business day of each month. As of February 28, 2025, approximately 100% of the bonds represented in the Bloomberg U.S. MBS Index were U.S. agency MBS. Most transactions in MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to‑be‑announced (“TBA”) transactions). The fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the fund’s own fees and expenses. The fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
iShares National Muni Bond ETF seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds. The fund seeks to track the investment results of the ICE® AMT‑Free US National Municipal Index, which measures the performance of U.S. dollar denominated investment grade tax‑exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions. As of February 28, 2025, there were 24,426 issues in the ICE® AMT‑Free US National Municipal Index. As of February 28, 2025, a significant portion of the ICE® AMT‑Free US National Municipal Index is represented by municipal bonds. The components of the ICE® AMT‑Free US National Municipal Index are likely to change over time. The ICE® AMT‑Free US National Municipal Index includes municipal bonds, the interest of which is exempt from Federal income taxes and not subject to alternative minimum tax. Each bond in the ICE® AMT‑Free US National Municipal Index must have a rating of at least BBB‑ by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global, Baa3 by Moody’s Investors Service, Inc., or BBB‑ by Fitch Ratings, Inc. A bond must be rated by at least one of these three rating agencies in order to qualify for the ICE® AMT‑Free US National Municipal Index, and the lowest rating will be used in determining if the bond is investment grade. Each bond in the ICE® AMT‑Free US National Municipal Index must be a constituent of an offering where the original offering amount was at least $100 million and have a minimum par amount (i.e., currently outstanding face value) of $15 million. In addition, each bond must have a minimum remaining term to final maturity greater than or equal to one calendar month to be included in the ICE® AMT‑Free US National Municipal Index. The ICE® AMT‑Free US National Municipal Index is a market-value weighted index and is subject to a capping methodology that aims at reducing index concentration. The ICE® AMT‑Free US National Municipal Index is rebalanced on the last calendar day of the month.
iShares 1‑5 Year Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities between one and five years. The fund seeks to track the investment results of the ICE® BofA® 1‑5 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that are U.S. dollar-denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year and less than five years. As of February 28, 2025, there were 4,075 issues in the ICE® BofA® 1‑5 Year US Corporate Index. As of February 28, 2025, a significant portion of the ICE® BofA® 1‑5 Year US Corporate Index is represented by securities of companies in the financials industry or sector. The components of the ICE® BofA® 1‑5 Year US Corporate Index are likely to change over time. The ICE® BofA® 1‑5 Year US Corporate Index consists of investment-grade corporate bonds of both U.S. and non‑U.S. issuers that have a remaining maturity of greater than or equal to one year and less than five years, have been publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. ICE Data Indices, LLC deems securities as “investment grade” based on the average rating of Fitch Ratings, Inc. (BBB or better), Moody’s Investors Service, Inc. (Baa or better) and/or Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global (BBB or better). In addition, the securities in the ICE® BofA® 1‑5 Year US Corporate Index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the ICE® BofA® 1‑5 Year US Corporate Index are equity-linked securities, securities in legal default, hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax‑exempt U.S. municipal securities and dividends-received-deduction-eligible securities. The ICE® BofA® 1‑5 Year US Corporate Index is market capitalization-weighted, and the securities in the ICE® BofA® 1‑5 Year US Corporate Index are updated on the last calendar day of each month. Under normal circumstances, the fund will seek to maintain a weighted average maturity that is less than or equal to three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the fund’s portfolio.
iShares 0-1 Year Treasury Bond ETF seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities of one year or less. The fund seeks to track the investment results of the ICE® Short

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US Treasury Securities Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of less than or equal to one year. Under normal circumstances, the fund will seek to maintain a weighted average maturity of less than one year. Weighted average maturity is the U.S. dollar weighted average of the remaining term to maturity of the underlying securities in the fund’s portfolio. As of February 28, 2025, there were 104 components in the ICE® Short US Treasury Securities Index. The ICE® Short US Treasury Securities Index is market value-weighted based on amounts outstanding of issuances consisting of publicly issued U.S. Treasury securities that have a remaining term to final maturity of less than or equal to one year as of the rebalance date and $1 billion or more of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account. In addition, the securities in the ICE® Short US Treasury Securities Index must have a fixed coupon schedule and be denominated in U.S. dollars. Excluded from the ICE® Short US Treasury Securities Index are inflation-linked debt and zero‑coupon bonds that have been stripped from coupon-paying bonds (e.g., Separate Trading of Registered Interest and Principal of Securities). However, the amounts outstanding of qualifying coupon securities in the ICE® Short US Treasury Securities Index are not reduced by any individual components of such securities (i.e., coupon or principal) that have been stripped after inclusion in the ICE® Short US Treasury Securities Index. The ICE® Short US Treasury Securities Index is rebalanced on the last calendar day of each month. The ICE® Short US Treasury Securities Index’s cash from coupon payments and the proceeds of maturing component securities will receive a return equal to that of the ICE® US 1-Month Treasury Bill Index from the point of which cash is received until the end of the month. The ICE® Short US Treasury Securities Index’s cash position is treated as cash and cash equivalents by the fund, so the fund may have material positions in cash and cash equivalents, including money market funds. Prior to October 31, 2025, the cash from coupon payments and the proceeds of maturing component securities did not earn any reinvestment income.
iShares TIPS Bond ETF seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds. The fund seeks to track the investment results of the ICE® U.S. Treasury Inflation Linked Bond Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” that have a remaining maturity of more than one year. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that, as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Qualifying securities must have more than one year remaining to final maturity as of the rebalancing date and at least $300 million of outstanding face value, excluding amounts held by the Federal Reserve System Open Market Account (“SOMA”). In addition, the securities in the ICE® U.S. Treasury Inflation Linked Bond Index must have a fixed coupon schedule and must be denominated in U.S. dollars. Excluded from the ICE® U.S. Treasury Inflation Linked Bond Index are government agency debt with or without a government guarantee, securities issued or marketed primarily to retail investors, floating rate notes, cash management and Treasury bills, original issue zero coupon securities and Separate Trading of Registered Interest and Principal Securities (or “STRIPs”). However, the amounts outstanding of qualifying securities in the ICE® U.S. Treasury Inflation Linked Bond Index are not reduced by any portions of such securities that have been stripped after inclusion in the ICE® U.S. Treasury Inflation Linked Bond Index. Index constituents are market capitalization weighted based on amounts outstanding reduced by amounts held by the Federal Reserve SOMA. The ICE® U.S. Treasury Inflation Linked Bond Index is rebalanced on the last calendar day of each month.
The “Dow Jones U.S. Real Estate Capped IndexTM,” “S&P 500®,” “S&P National AMT‑Free Municipal Bond IndexTM” and “S&P North American Natural Resources Sector IndexTM” (collectively, the “S&P Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by BFA or its affiliates. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”), the “S&P North American Natural Resources Sector IndexTM” is a trademark of S&P Dow Jones LLC, a subsidiary of McGraw Hill Financial, Inc.; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by iShares Trust. The iShares Core S&P 500 ETF, iShares National Muni Bond ETF, iShares North American Natural Resources ETF and iShares U.S. Real Estate ETF (collectively, the “iShares S&P Funds”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates (collectively, “S&P Dow Jones Indices”). None of such parties makes any representation regarding the advisability of investing in such product(s); nor do they have any liability for any errors, omissions, or interruptions of the S&P Indexes.
BLOOMBERG® is a trademark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). “Bloomberg U.S. Aggregate Bond Index,” “Bloomberg U.S. Fixed Income Balanced Risk Index,” “Bloomberg U.S. Government/Credit Bond Index,” “Bloomberg U.S. Intermediate Government/Credit Bond Index,” “Bloomberg U.S. MBS Index,” “Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series‑L)” and “Bloomberg U.S. Universal Index” (collectively, the “Bloomberg Indexes”) are trademarks of Bloomberg and its licensors and have been licensed for use for certain purposes by BFA or its affiliates.
“MSCI,” “MSCI ACWI Diversified Multiple-Factor Index,” “MSCI ACWI Index,” “MSCI Australia Index,” “MSCI Canada Custom Capped Index,” “MSCI EAFE Index,” “MSCI EAFE IMI Index,” “MSCI EAFE Minimum Volatility (USD) Index,” “MSCI Emerging Markets Index,” “MSCI Emerging Markets Minimum Volatility (USD) Index,” “MSCI Emerging Markets Small Cap Index,” “MSCI EMU Index,” “MSCI France Index,” “MSCI Germany Index,” “MSCI Japan Index” “MSCI United Kingdom Index,” “MSCI USA Diversified Multiple-Factor Index,” “MSCI USA Enhanced Value Index,” “MSCI USA Index,”

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“MSCI USA Low Size Index,” “MSCI USA Minimum Volatility (USD) Index,” “MSCI USA Momentum SR Variant Index,” “MSCI USA Sector Neutral Quality Index,” “MSCI USA Small Cap Diversified Multiple-Factor Index,” “MSCI USA Small Cap Index,” “MSCI World ex USA Diversified Multiple-Factor Index,” “MSCI World ex USA Enhanced Value Index,” “MSCI World ex‑USA Index,” “MSCI World ex USA Momentum Index,” “MSCI World ex USA Sector Neutral Quality Index,” “MSCI World ex USA Small Cap Diversified Multiple-Factor Index” and “MSCI World ex USA Small Cap Index” are servicemarks and “MSCI EAFE Small Cap Index” (collectively, the “MSCI Indexes”) is a trademark of MSCI Inc. (“MSCI”), and such marks have been licensed for use for certain purposes by BFA and its affiliates. The MSCI Indexes are not sponsored, endorsed, sold, or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the MSCI Indexes. iShares Core MSCI EAFE ETF, iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Min Vol Factor ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI Emerging Markets ETF, iShares MSCI Emerging Markets Min Vol Factor, iShares MSCI Emerging Markets Small-Cap ETF, ETF, iShares MSCI Eurozone ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Global Multifactor ETF, iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Multifactor ETF, iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Small-Cap Multifactor ETF, iShares MSCI Intl Value Factor ETF, iShares MSCI Japan ETF, iShares MSCI United Kingdom ETF, iShares MSCI USA Min Vol Factor ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Multifactor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Small-Cap Min Vol Factor ETF, iShares MSCI USA Small-Cap Multifactor ETF, iShares MSCI USA Value Factor ETF (collectively, the “iShares MSCI Funds”) are not sponsored, endorsed, sold or promoted by MSCI nor does MSCI make any representation regarding the advisability of investing in the iShares MSCI Funds.
“FTSE EPRA Nareit Developed ex-US Index,” “Russell,” “Russell Midcap® Index” and “Russell 2000® Index” are registered trademarks of FTSE Russell (“Russell”) and have been licensed for use for certain purposes by BFA or its affiliates.
“J.P. Morgan” and “J.P. Morgan EMBI® Global Core Index” are trademarks of JPMorgan Chase & Co. (“J.P. Morgan”) and have been licensed for use for certain purposes by BFA or its affiliates.
Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited (“Markit”), respectively, and have been licensed for use for certain purposes by BFA or its affiliates.
“ICE®” is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BFA or its affiliates. “BofA®” is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval.
iShares® and BlackRock® are registered trademarks of BFA and its affiliates.
A Further Discussion of Risk Factors

This section contains a description of the general risks of investing in the Funds. The “Investment Objectives and Policies” section in the SAI also includes more information about the Funds, their investments and the related risks. There can be no guarantee that a Fund will meet its investment objective or that a Fund’s performance will be positive for any period of time. Investors may lose money investing in a Fund. An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. Each Fund allocates and reallocates its assets among a combination of Underlying Funds and derivatives. Therefore, references to a Fund in the description of risks below may include the Underlying Funds, as applicable. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks of the Funds’ Investment Strategies

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Affiliated Fund Risk — In managing the Fund, BFA will have authority to select and substitute underlying funds and ETFs. BFA may be subject to conflicts of interest in selecting underlying funds and ETFs because the fees paid to BFA by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, BFA is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds and ETFs. If an underlying fund or ETF holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund or ETF.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds’ performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the Underlying Fund at a disadvantageous time and price. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

∎	Debt Securities Risk — Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

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Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Volatility and Correlation Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.
Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark‑to‑market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non‑U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.
Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BFA cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
Risks Specific to Certain Derivatives Used by the Fund
Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two‑party contracts entered into for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the value(s) or cash flow(s) of one asset for another over a certain period of time. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.
Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund, the underlying funds and/or ETFs. The protection “buyer” may be obligated to pay

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the protection “seller” an up‑front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non‑U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non‑derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.
Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.
Commodity-Linked Notes — Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

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Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity

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securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or generally adverse investor sentiment.

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Investments in Underlying Funds Risk — The Fund invests a portion of its assets in Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s net asset value will change with changes in the value of the Underlying Funds and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds. Additionally, in managing the Fund, BFA will have the authority to select and substitute Underlying Funds and BFA may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to BFA or its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds.

One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.
In order to minimize expenses, the Fund intends generally to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act and the rules thereunder. Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health

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issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Operational and Technology Risks — The Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, the Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, authorized participants, listing exchanges, other financial market operators, and governmental authorities, as applicable. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. The Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Fund invests, the Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Fund or erroneous subscription or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Fund.
While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.
Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund’s name, if applicable; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Principal Risks of the Underlying Funds

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Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with an ETF. There are a limited number of institutions that may act as authorized participants for an ETF, including on an agency basis on behalf of other market participants. No authorized participant is obligated to engage in creation or redemption transactions. To the extent that authorized participants exit the business or do not place creation or redemption orders for an ETF and no other authorized participant places orders, ETF shares are more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized participant concentration risk may be heightened for an ETF because it may invest in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for authorized participants, which may limit the number of authorized participants that engage with an ETF.

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Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Concentration Risk — To the extent that the Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.
The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the

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Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

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Counterparty Risk — The counterparty to an over‑the‑counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Any such failure to honor its obligations may cause significant losses to the Fund.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed, U.S. Treasury or other security (as permitted by the Fund’s investment strategies) concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments, depending on the underlying security. There is no assurance that dollar rolls can be successfully employed.

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Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

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Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments may adversely affect an Underlying Fund’s performance. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may significantly decrease the liquidity and value of the securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

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Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Should the Fund invest in a debt security denominated in U.S. dollars and issued by an issuer whose functional currency is a currency other than the U.S. dollar, and such currency decreases in value against the U.S. dollar, such issuer’s ability to repay its obligation under the U.S. dollar-denominated security may be negatively impacted.
Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and

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could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value.
Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non‑U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.
Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non‑public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.
Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
Withholding Tax Reclaims Risk — The Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. The Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in the Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.

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Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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High Yield Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

∎	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

∎	Income Risk — The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Index-Related Risk — An Underlying Fund may seek to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the applicable Underlying Index as published by its index provider. There is no assurance that an index provider or any agents that may act on its behalf will compile an Underlying Index accurately, or that an Underlying Index will be determined, composed or calculated accurately. While the index providers provide descriptions of what the applicable Underlying Index is designed to achieve, neither the index providers nor their agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of an Underlying Index or its related data, and they do not guarantee that an Underlying Index will be in line with its index provider’s methodology. BFA does not provide any warranty or guarantee against an index provider’s or any agent’s errors. The index provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither an Underlying Fund nor BFA can offer assurances that the index provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the index provider may not identify or correct them promptly or at all, particularly for indexes that are less commonly used as benchmarks. Errors related to the Underlying Index may negatively or positively impact the Underlying Fund and its shareholders. For example, during a period where an Underlying Index contains incorrect constituents, an Underlying Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from index provider errors will be kept by the Underlying Fund and its shareholders and any losses or costs resulting from index provider errors will be borne by the Underlying Fund and its shareholders.

Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the index provider or a third-party data provider and could cause an index provider to postpone a scheduled rebalance to an Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of an Underlying Index to vary from those expected under normal conditions. In addition, to the extent circumstances evolve between periodic index reviews and reconstitutions, the Underlying Index may include constituents that do not align with its objective or selection criteria, and the Fund tracking the Underlying Index may be similarly affected. In addition to scheduled rebalances, an index provider or its agents may carry out additional ad hoc rebalances to an Underlying Index due to unusual market conditions, corporate events, or corrections of errors. When an Underlying Index is rebalanced and the Underlying Fund in turn rebalances its portfolio to attempt to increase the correlation between the Underlying Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Underlying Fund and its shareholders. Unscheduled rebalances to the

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Underlying Indexes may also expose the Funds to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Indexes. Therefore, errors and additional ad hoc rebalances carried out by an index provider or its agents to an Underlying Index may increase the costs to and the tracking error risk of an Underlying Fund.

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Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. The value of inflation-indexed securities generally fluctuates with changes in real interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates minus the inflation rates. If the Fund purchases TIPS in the secondary market and the bonds’ principal values previously were adjusted upward, but then there is a period of declining inflation rates, the Fund may receive at maturity less than it invested.

In addition, interest payments on inflation-indexed securities generally vary up or down along with the rate of inflation, and inflation-indexed bonds typically have lower nominal yields than conventional fixed-rate bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Fund or an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

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Issuer Risk — The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

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Management Risk — If a passively managed ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Mezzanine Securities Risk — Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

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Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, as well as the level and scope of changes from historical trends. In addition, issues in the construction and implementation of the models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes, issues related to the use of AI, and other technological failures or various other events or circumstances within or beyond the control of

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BFA, may adversely impact the Fund. Please see also “Operational and Technology Risks” above. There is no guarantee that BFA’s use of these models will result in effective investment decisions for the Fund.

Some of the models used by BFA rely on historical data and may not accurately predict future market movements. The Fund bears the risk that the models used by BFA will not be successful in forecasting movements in the market or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective. In addition, the models may not be reliable in the event of unusual or disruptive events that cause market movements, which may be inconsistent with the historical performance of individual markets. In such instances, the models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models may be constructed based on data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of such data.

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Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.
Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans), and a decline in or flattening of real estate values (in each case as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

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Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax‑Exempt Status Risk — In making investments, the Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal obligations and payments under tax‑exempt derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax‑exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The IRS has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds

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and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re‑lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders. Ordinary REIT dividends received by the Fund and distributed to the Fund’s shareholders will generally be taxable as ordinary income and will not constitute “qualified dividend income.” However, a non‑corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company may report dividends as eligible for this deduction to the extent the regulated investment company’s income is derived from ordinary REIT dividends (reduced by allocable regulated investment company expenses). A shareholder may treat the dividends as such provided the regulated investment company and the shareholder satisfy applicable holding period requirements.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the

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borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility and may be less liquid than senior loans.

There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and BFA relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of BFA.

An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Illiquid Investments Risk.”
Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.
If a senior loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
The senior loans in which the Fund invests are usually rated below investment grade. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “High Yield Bonds Risk.” The higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on

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market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses. The use of cash creations and redemptions may also cause the ETFs’ shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the ETFs’ net asset value.

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Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

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Small and Mid‑Capitalization Company Risk — Companies with small or mid‑size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value of $1.00 per share at all times. If the Fund fails to maintain a stable net asset value (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or

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principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

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Supranational Entities Risk — The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual inverse floating rate interest tender option bonds (“TOB Residuals”) will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The Fund may invest in beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds or other municipal securities contributed by one or more funds (a “TOB Trust”) on either a non‑recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non‑occurrence of tender option termination events. When the Fund invests in a TOB Trust on a non‑recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”).
If the Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a TOB Trust on a recourse basis, the Fund will bear the risk of loss with respect to any Liquidation Shortfall.
To the extent that the Fund, rather than a third-party bank or financial institution, sponsors a TOB Trust, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Fund. The

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Fund’s additional duties and responsibilities under the new TOB Trust structure may give rise to certain additional risks including compliance, securities law and operational risks.

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Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities (including shares of the Underlying Funds) and other assets held in an Underlying Fund’s portfolio and those included in its underlying index, differences in the timing and methodologies used to value securities and other assets, pricing differences including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value, differences in transaction costs and other expenses incurred by an Underlying Fund that the Underlying Index does not incur, an Underlying Fund’s holding of uninvested cash, differences in the timing of the accrual of or the valuation of dividends or interest received by an Underlying Fund or distributions paid to an Underlying Fund shareholders, tax gains or losses, differences between the amount and/or timing of withholding taxes on dividends reflected in the Underlying Index from an Underlying Fund’s obligation, if any, for foreign withholding taxes, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, the acceptance of custom baskets, changes to an underlying index and the cost to an Underlying Fund of complying with various new or existing regulatory requirements, among other reasons. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because a fund incurs fees and expenses, while the underlying index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to

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its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Investment in a Particular Geographic Region or Country Risks

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Asia-Pacific Countries — Investments in Asian-Pacific issuers subject the Fund to legal, regulatory, political, economic, currency, geographic and security risks that are specific to Asian-Pacific countries. Certain Asian-Pacific countries have experienced economic growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Some Asian-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, currency devaluations and restrictions, political or social instability, and armed conflict. An adverse economic or political event in one Asian-Pacific country may negatively affect countries throughout the region. Because many Asian-Pacific countries depend significantly on international trade, shifts in relationships with key trading partners, such as China and the United States, may have a region-wide economic impact. Certain Asian-Pacific countries have developed increasingly strained relationships with the United States or China; if these relations were to worsen, they could adversely affect Asian-Pacific issuers that rely on the United States or China for trade and the region as a whole. A shift towards protectionist policies by these countries or other key trading partners could suppress exports from Asian-Pacific countries and reduce foreign investment in the region.

Many Asian-Pacific countries are also subject to political risk, including political instability, corruption and regional conflicts. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. China has a complex territorial dispute regarding the sovereignty of Taiwan and has pledged to take control of Taiwan, including by force if necessary. Frictions between China and the Philippines in the South China Sea pose a risk of escalation potentially leading to military conflict. The continuation or escalation of these or other hostilities may have an adverse impact throughout the region. In addition, many Asian-Pacific countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments with exposure to Asia.

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Canada — Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

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China — Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, are subject to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. Despite significant economic and market reforms in recent decades, the Chinese government’s control over certain sectors and enterprises and significant regulation of investment and industry are still pervasive. Chinese companies are subject to the risk that Chinese authorities can intervene in their operations and structure. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may disrupt China’s economy and markets and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher inflation.

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, export controls, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers in which the Fund invests. Incidents involving China’s or the region’s security may adversely affect the Chinese economy and markets and the Fund’s investments. The Chinese economy is highly reliant on trade. A reduction in spending on Chinese products and services, supply chain diversification, the institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the United States or in response to actual or alleged Chinese cyber

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activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Certain companies may be subject to economic or trade restrictions (but not investment restrictions) imposed by the United States or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund may invest in such companies. Other economic challenges for China include indebtedness, weak consumer demand, and an aging population. China continues to face pressure from its trading partners over its exporting of its excess industrial capacity and overall approach to economic management.
The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative flow-on consequences on global markets and other nations closely affiliated with those countries. The current political climate has intensified concerns about an ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. From time to time, China has experienced outbreaks of infectious illnesses. The country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Chinese companies, including those listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies. Many Chinese companies listed on U.S. exchanges use variable interest entities or “VIEs” in their structure as a result of foreign ownership restrictions. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant, and possibly permanent and/or total, losses for investments in VIE issuers. The Fund does not select investments based on investor protection considerations.

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Europe — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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India — India is an emerging market country and exhibits significantly higher volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of investments. The securities industries in India are comparatively

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underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership on Indian securities which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the risk of loss.
Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.
In addition, India has experienced acts of terrorism and has strained international relations with Pakistan, Bangladesh, China, Sri Lanka and other neighbors due to territorial disputes, historical animosities, terrorism, defense concerns and other security concerns. These situations may cause uncertainty in the Indian market and may adversely affect the performance of the Indian economy.

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North American Economic Risk — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.

The U.S. is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.

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Risk of Investing in Developed Countries — Investment in developed country issuers will subject a Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which a Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

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Risk of Investing in Japan — Investing in Japanese issuers subjects a Fund to legal, regulatory, political, economic, currency, geographic and security risks that are specific to Japan. Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may continue to remain low. Its economy depends heavily on international trade and government policy supporting its export market. Economic downturns or political instability in its key trading partners, which include the United States and China, could have an adverse effect on the Japanese economy. Currency fluctuations also could adversely impact Japan’s export market and its economy. If the Japanese government were to intervene in the currency market, as it has in the past, the yen’s value could fluctuate sharply and unpredictably, which could cause losses to investors.

Other risks to Japan’s economic growth and competitiveness include significant public debt and deficits as well as labor shortages due to an aging and declining population. In addition, Japan lacks many natural resources and relies heavily on imports of oil and other commodities. Price increases, shortages or volatility in commodities markets could have a negative effect on Japan’s economy. Other risks to the Japanese economy and financial markets include natural disasters and Japan’s relations with neighboring countries, which at times have been strained.

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Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may

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have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal political discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

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Russia — Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.
Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

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Saudi Arabia — The ability of foreign investors (such as the Fund) to invest in the securities of Saudi Arabian issuers is relatively new. Such ability could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. In addition, the Saudi Arabian government places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy and contribute to tracking error against the underlying index. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Fund,

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as well as the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.
Investment in a Particular Market Segment Risks

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Consumer Discretionary Sector Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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Consumer Goods and Services Companies Risk — Many consumer goods and services companies (“consumer companies”) rely heavily on disposable household income and consumer spending and may be impacted by social trends, marketing campaigns, demographic shifts and other factors affecting consumer preferences and demand. In addition, damage to a brand or a reputation crisis can have a substantial adverse impact on consumer companies.

Certain consumer companies, such as those providing discretionary goods or services, may depend more on business cycles, overall economic conditions and consumer confidence. Many consumer goods and services are subject to government regulation and the related compliance costs, and consumer companies also face the risk of product liability claims. Consumer companies also may be adversely affected by volatility in commodity prices, supply chain disruptions and labor shortages.

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Energy and Natural Resources Risk — The Fund’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

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Financial Services Industry Risk — Because of its investments in the financial services industry, the Fund will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. As a result, the Fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds (including the availability and stability of deposits in the case of deposit-taking institutions), consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations.

When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, the Fund’s investments may lose value during such periods.

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Healthcare-Related Securities Risk — Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced, considered or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

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Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

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Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns. Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products.

Customer Risk. Infrastructure companies can be dependent upon a narrow customer base. Additionally, if these customers fail to pay their obligations, significant revenues could be lost and may not be replaceable.
Inflation Risk. Many infrastructure companies may have fixed income streams. Consequently, their market values may decline in times of higher inflation. Additionally, the prices that an infrastructure company is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the company’s profitability.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for infrastructure companies, which could negatively impact their ability to meet payment obligations.
Leverage Risk. Infrastructure companies can be highly leveraged, which increases investment risk and other risks normally associated with debt financing, and could adversely affect an infrastructure company’s operations and market value in periods of rising interest rates.
Operations Risk. The failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure companies may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure companies may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.

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Technology Securities Risk — Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful. Technology-related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such

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companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain technology-related companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

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Telecommunications Risk — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. The telecommunications industry is also heavily regulated. Certain companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered.

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Utility Industry Risk — When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Energy conservation, prolonged changes in climatic conditions and climate policy may also adversely impact the utilities sector.

Other Risks of Investing in the Funds

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Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions or sales of Fund shares may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Investment Companies and ETFs Risk — Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Fund may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. These investment companies and ETFs will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and

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administration fees and other expenses (to the extent not offset by BFA through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by BFA through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BFA through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund’s net asset value and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. In addition, large redemptions can result in a Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in a Fund’s expense ratio. Because large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, each Fund also reserves the right to redeem in-kind, subject to certain conditions. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

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Master Limited Partnerships Risk — The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

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Money Market Securities Risk — If market conditions improve while the Fund has invested some or all of its assets in high quality money market securities, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

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Ownership Limitations Risk — If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by law, regulation or rule or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.

For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for client funds and accounts managed by BFA (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate approval, order, consent, relief or non-disapproval. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no

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notice. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Ownership limitations are highly complex. It is possible that, despite BFA’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

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Reference Rate Replacement Risk — The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

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Reliance on Advisor Risk — The Fund is dependent upon services and resources provided by BFA, and therefore BFA’s parent, BlackRock, Inc. BFA is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of BFA will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, BFA’s personnel could have a negative effect on the performance or the continued operation of the Fund.

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Restricted Securities Risk — Limitations on the resale, including any required lock up or holding periods, of restricted securities may have an adverse effect on their marketability and their liquidity, and may prevent the Fund from disposing of them promptly at advantageous prices, if at all. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell certain restricted securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, there may be limited other information regarding the investment’s market or fair value, and the securities’ values may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to determine the security’s market or fair value or assess the investment risks as fully as for other issuers for which more information is available. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund. Certain restricted securities may represent limited investment opportunities and each shareholder’s proportionate investment exposure to such limited investment opportunities may be reduced proportionately as the Fund’s net assets grow from new or additional investments made in the Fund by other shareholders.

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Rights Risk — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

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Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

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Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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U.S. Government Obligations Risk — Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by the Fund. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Account Information

Details About the Share Class

Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
The table below summarizes key features of Class K Shares of the Funds.

Class K Shares at a Glance
Availability	Available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of a Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of a Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to sell such shares, (v) fee-based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee-based advisory clients through an omnibus account held at each Fund or (b) transacts in a Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of a Fund in the same account since August 15, 2016.
Minimum Investment
$5 million minimum initial investment for Institutional Investors.

There is no minimum initial investment requirement for any Employer-Sponsored Retirement Plans or any other eligible investors other than Institutional Investors.

There is no minimum investment amount for additional purchases.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Distribution and Service (12b-1) Fees?	No.
Redemption Fees?	No.
Each Fund reserves the right to modify or waive the above-stated policies at any time.
When Class K Shares are purchased through a customer’s account in an Employer-Sponsored Retirement Plan through procedures established by the Employer-Sponsored Retirement Plan, confirmation of share purchases and redemptions will be sent to the Employer-Sponsored Retirement Plan. A customer’s ownership of shares will be recorded by the Employer-Sponsored Retirement Plan and reflected in the account statements provided by the Employer-Sponsored Retirement Plan to its participants.
If you purchased your shares through an Employer-Sponsored Retirement Plan and you transfer your investment from an Employer-Sponsored Retirement Plan to a type of account, such as an individual retirement account, that is not an eligible Class K Share investor in a Fund, you must liquidate your investment in Class K Shares of the Fund and purchase a share class of the Fund or another fund advised by BlackRock or its affiliates that is available for purchase by that type of account.

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For investors not purchasing shares through an Employer-Sponsored Retirement Plan, please see below for information on how to buy, sell, exchange and transfer shares.
Right of Accumulation
Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:
i. The current value of an investor’s existing Investor A and A1, Investor C, Investor P, Institutional, Class K and Premier Shares in most mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”),
ii. The current value of an investor’s existing shares of certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates, and
iii. The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.
Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.
How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your Financial Intermediary. If you are not purchasing shares through an Employer-Sponsored Retirement Plan, you may also buy, sell, exchange and transfer shares through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.
With certain limited exceptions, the Funds are generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, a Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.
Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

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Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your investment
There is no minimum initial investment for any Employer-Sponsored Retirement Plans or any other investors other than Institutional Investors.

For Institutional Investors, there is a $5 million minimum initial investment for all accounts.

Have your Financial Intermediary submit your purchase order
The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in each Fund’s “Fees and Expenses” table.

The Funds may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	For investors not purchasing shares through an Employer-Sponsored Retirement Plan, to purchase shares directly from BlackRock, call (800) 537-4942 and request a new account application.
Add to Your Investment	Purchase additional shares	There is no minimum investment amount for additional purchases.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares, you may contact your Financial Intermediary or Employer-Sponsored Retirement Plan.
Or contact BlackRock (for accounts held directly with BlackRock)
For investors not purchasing shares through an Employer-Sponsored Retirement Plan:

Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Funds have the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from a Fund or any of its affiliates incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested in shares of the Fund at net asset value. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537‑4942 (for investors who are not purchasing shares through an Employer-Sponsored Retirement Plan) or contact your Financial Intermediary.

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How to Buy Shares (continued)

	Your Choices	Important Information for You to Know

How to Pay for Shares	Making payment for purchases
If you are purchasing shares through an Employer-Sponsored Retirement Plan, payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Funds.

If you are not purchasing shares through an Employer-Sponsored Retirement Plan, payment for shares must normally be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following the receipt of the order. Payment may also, at the discretion of each Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Funds.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order
If you purchased shares through an Employer-Sponsored Retirement Plan, you can make redemption requests through your Financial Intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the Financial Intermediary involved, and customers should consult their Financial Intermediary in this regard. Financial Intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their Financial Intermediaries.

If you did not purchase your shares through an Employer-Sponsored Retirement Plan, you can make redemption requests through your Financial Intermediary.

The price of Class K Shares is based on the next calculation of each Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. (Eastern time)). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Regardless of the method a Fund uses to make payment of your redemption proceeds (check or wire), your redemption proceeds typically will be sent one business day after your request is submitted, but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to process a redemption of shares.

Each Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock
Methods of Redeeming if You Did Not Purchase Your Shares Through an Employer-Sponsored Retirement Plan
Redeem by Telephone: You may sell shares held at BlackRock by telephone request. Call (800) 537-4942 for details.

Each Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or for overnight delivery, Attention: 534429, 1350 Penn Avenue, Suite 102, Pittsburgh, Pennsylvania 15222. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within one business day following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Each Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the net asset value next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the net asset value as of the date of payment of the distribution.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Class K Shares is imposed by the Funds. You are responsible for any additional charges imposed by your bank for wire transfers.

The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

Redemption Proceeds

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

by (i) borrowing under a line of credit it has entered into with a group of lenders and/or (ii) transferring portfolio securities in-kind to you. The SAI includes more information about each Fund’s line of credit.

If a Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of another BlackRock Fund (“exchanging”)
Class K Shares of each Fund are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary. Investors who currently own Class K Shares of a Fund may make exchanges into Class K Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with a Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Class K Shares. You may only exchange into Class K Shares of a BlackRock Fund that is open to new investors or in which you have a current account if the BlackRock Fund is closed to new investors.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 537-4942 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 537-4942. Each Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. A Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary	You may transfer your Class K Shares of a Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm. Please contact your Financial Intermediary to accomplish the transfer of your Class K Shares.
	Transfer to a non-participating Financial Intermediary	You must either: • Transfer your Class K Shares to an account with a Fund; or • Sell your Class K Shares. Please contact your Financial Intermediary to accomplish the transfer of your Class K Shares.
Additional Purchase and Redemption Information Applicable to the Funds if You Are Not Purchasing Shares Through an Employer-Sponsored Retirement Plan
If you are not purchasing shares through an Employer-Sponsored Retirement Plan, the Funds may authorize one or more banks, savings and loan associations and other financial institutions (each a “Service Organization”) to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on each Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own deadlines for the receipt of the purchase or redemption order that may be earlier than those stated in the prospectus. Each Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at a Fund’s net asset value per share next calculated after they are so accepted.

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Funds’ Rights

Each Fund may:

∎	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

∎
Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

∎	Redeem shares for property other than cash as may be permitted under the Investment Company Act, and

∎	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.
Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (the “Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.
You will be notified that the value of your account is less than the Fund Minimum before the Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.
Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.
A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Funds — Valuation of Fund Investments” below.
Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or its shareholders.
If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are

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netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While each Fund monitors for market timing activity, a Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.
There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.
A Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.
Fund of Funds Structure

The Funds do not invest directly in a portfolio of securities. Instead, they invest in certain Underlying Funds that are advised by BFA or its affiliates. Each Fund charges for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

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Management of the Funds

Investment Adviser

BFA, a registered investment adviser, serves as investment adviser to each Fund and, along with certain affiliates, serves as investment adviser to certain Underlying Funds. The Funds may also invest in ETFs that are not advised by BlackRock. BFA manages the investment of the Funds’ assets and provides the Funds with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Board.
BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is an indirect majority-owned subsidiary of BlackRock, Inc. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, and BlackRock (Singapore) Limited (“BRS” and, together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BFA, and each acts as a sub-adviser for each Fund. As of March 31, 2026, BFA and its affiliates had approximately $13.9 trillion in investment company and other portfolio assets under management.
BFA, along with certain affiliates, provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Funds and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in this Prospectus for the Funds. In addition, BAL, along with certain affiliates, provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds.
For its services to each Fund, BFA is entitled to receive an annual management fee of 0.30% of such Fund’s average daily net assets.
BFA and BAL have contractually agreed to reimburse each Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined management fee and administration fee of each share class of the Fund, through June 30, 2027. BFA has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
The fees and expenses of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act (the “Independent Trustees”), counsel to the Independent Trustees and the independent registered public accounting firm that provides audit services in connection with the Funds (collectively referred to as the “Independent Expenses”) are paid directly by the Funds. Each of BAL and BFA has contractually undertaken, through June 30, 2036, to reimburse or provide an offsetting credit to each Fund for such Independent Expenses. This contractual arrangement may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of each Fund.
For the fiscal year ended December 31, 2025, BFA received a management fee, net of management fee waivers, at the following management fee rate of the Fund’s average daily net assets:

Management Fee Rate (Net of Applicable Waivers)

BlackRock LifePath® Dynamic Retirement Fund	0.12%

BlackRock LifePath® Dynamic 2030 Fund	0.11%

BlackRock LifePath® Dynamic 2035 Fund	0.09%

BlackRock LifePath® Dynamic 2040 Fund	0.08%

BlackRock LifePath® Dynamic 2045 Fund	0.08%

BlackRock LifePath® Dynamic 2050 Fund	0.09%

BlackRock LifePath® Dynamic 2055 Fund	0.09%

BlackRock LifePath® Dynamic 2060 Fund	0.09%

BlackRock LifePath® Dynamic 2065 Fund	0.09%

BlackRock LifePath® Dynamic 2070 Fund	0.08%
BFA has entered into a sub-advisory agreement with each Sub-Adviser, with respect to each Fund, under which BFA pays each Sub-Adviser for services it provides for that portion of the Fund for which each Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BFA under the investment advisory agreement with respect to each Fund.

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A discussion of the basis for the Board’s approval of the investment advisory agreement with BFA with respect to each Fund (except BlackRock LifePath® Dynamic 2070 Fund) and the sub-advisory agreements with the Sub-Advisers with respect to each Fund (except BlackRock LifePath® Dynamic 2070 Fund) is available in the Funds’ reports filed on Form N-CSR for the period ended June 30, 2025. A discussion of the basis for the Board’s approval of the investment advisory agreement with BFA with respect to BlackRock LifePath® Dynamic 2070 Fund and the sub-advisory agreements with the Sub-Advisers with respect to BlackRock LifePath® Dynamic 2070 Fund is available in the BlackRock LifePath® Dynamic 2070 Fund’s reports filed on Form N-CSR for the fiscal year ended December 31, 2024.
From time to time, a manager, analyst, or other employee of BFA or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BFA or any other person within the BFA organization. Any such views are subject to change at any time based upon market or other conditions and BFA disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.
Portfolio Managers

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Philip Green	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016[1,2]	Managing Director of BlackRock, Inc. since 2006.

Chris Chung, CFA	Jointly and primarily responsible for the day‑to‑day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020[2]	Managing Director of BlackRock, Inc. since 2021.

Michael Pensky, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2024[2]	Managing Director of BlackRock, Inc. since 2021.

[1]	Mr. Green has been managing the LifePath Dynamic 2060 Fund since its inception in 2017 and the LifePath Dynamic 2065 Fund since its inception in 2019.
[2]	Messrs. Green, Chung and Pensky have been managing the LifePath Dynamic 2070 Fund since its inception in 2024.
Administrative Services

Pursuant to an Administration Agreement between the Trust, on behalf of the Funds, and BAL, BAL provides the following services, among others, as the Funds’ administrator:

∎	Supervises the Funds’ administrative operations;

∎	Provides or causes to be provided management reporting and treasury administration services;

∎	Financial reporting;

∎	Legal, blue sky and tax services;

∎	Preparation of proxy statements and shareholder reports; and

∎	Engaging and supervising the shareholder servicing agents on behalf of the Funds.
BAL is entitled to receive fees for these services at the annual rate of 0.04% of the average daily net assets of Class K Shares of each Fund. In addition to performing these services, BAL has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, any 12b-1 fees, certain fees and expenses related to the Trust’s trustees who are not “interested persons” of the Funds or the Trust as defined in the Investment Company Act, and their counsel, auditing fees, litigation expenses, taxes and extraordinary expenses.

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Conflicts of Interest

The investment activities of BFA and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage a Fund and its shareholders.
BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and in the ordinary course of business may engage in activities in which their interests or the interests of other clients may conflict with those of a Fund. BFA and its Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal. BFA and its Affiliates may have other direct and indirect interests in securities, currencies, commodities, derivatives and other assets in which a Fund may directly or indirectly invest.
BFA and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by a Fund. This may include transactions in securities issued by other open-end and closed-end investment companies, including investment companies that are affiliated with the Funds and BFA, to the extent permitted under the Investment Company Act). The trading activities of BFA and its Affiliates are carried out without reference to positions held directly or indirectly by a Fund. These activities may result in BFA or an Affiliate having positions in assets that are senior or junior to, or that have interests different from or adverse to, the assets held by a Fund.
A Fund may invest in securities issued by, or engage in other transactions with, entities with which an Affiliate has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as debt offerings or structured notes) for which an Affiliate is compensated for providing advisory, cash management or other services. A Fund also may invest in securities of, or engage in other transactions with, entities for which an Affiliate provides or may provide research coverage or other analysis.
An Affiliate may have business relationships with, and receive compensation from, distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund.
Neither BFA nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, a Fund may enter into transactions in which BFA or an Affiliate or their directors, officers, employees or clients have an adverse interest. A Fund may be adversely impacted by the effects of transactions undertaken by BFA or an Affiliate or their directors, officers, employees or clients.
From time to time, BFA or its advisory clients (including other funds and accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BFA or its advisory clients.
A Fund’s activities may be limited because of regulatory restrictions applicable to BFA or an Affiliate or their policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, each Fund has retained BlackRock Institutional Trust Company, N.A., an Affiliate of BFA, to serve as its securities lending agent to the extent that it participates in the securities lending program. For these services, the securities lending agent will receive a fee from a participating Fund based on the returns earned on the Fund’s lending activities, including the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.
BFA and its Affiliates may benefit from a fund using a BlackRock index by creating increasing acceptance in the marketplace for such indexes. BFA and its Affiliates are not obligated to license an index to a fund, and no fund is under an obligation to use a BlackRock index. The terms of a fund’s index licensing agreement with BFA or its Affiliates may not be as favorable as the terms offered to other licensees.
The activities of BFA and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage a Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. Please see the SAI for further information.

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Valuation of Fund Investments

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable redemption fee. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. The net asset value of each class of shares normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The net asset value of shares is calculated by dividing the value of the net assets of each class of shares (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the class, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by each Fund are determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for each Fund pursuant to Rule 2a-5 under the Investment Company Act.
Equity securities and other equity instruments (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Each Fund values fixed-income portfolio securities and certain derivative instruments using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading hours on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. U.S. government securities, money market instruments and certain fixed income securities are generally priced as of close of regular trading hours on the NYSE.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value a Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of a Fund’s pricing time.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a Fund is the amount a Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
A Fund may accept orders from certain authorized Financial Intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee, and the order will receive the net asset

211

value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.
Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before each Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.
Each Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the applicable Fund.
Your tax consequences from an investment in a Fund will depend on whether you have invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code (a “Qualified Plan”).
Investments Through a Qualified Plan
Special tax rules apply to investments made through Qualified Plans. If you are invested through a Qualified Plan (and Fund shares are not “debt-financed property” to the plan), then you will not be subject to U.S. federal income tax on the dividends paid by a Fund or the gain realized from a redemption or exchange of Fund shares until you withdraw or receive distributions from the plan. Distributions you receive from the Qualified Plan may be subject to U.S. federal withholding tax depending on the kind of payment you receive.
Investments Not Made Through Qualified Plans
If you are not invested through a Qualified Plan, you will generally pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and from long-term capital gains, are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.
Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.
Special Considerations for Non-U.S. Persons
If you are not invested through a Qualified Plan and you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions paid to a foreign shareholder and reported by a Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends may be eligible for an exemption from U.S. withholding tax.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.
This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

212

Financial Highlights

The financial highlights tables in this section are intended to help investors understand the financial performance of Class K Shares of each Fund for the periods shown. Certain information reflects the financial results for a single Class K Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class K Shares of a given Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s audited financial statements, is included in the Funds’ combined Annual Financial Statements and Additional Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR, which are available upon request and at www.blackrock.com.

	BlackRock LifePath® Dynamic Retirement Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24		Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$9.20	$9.45		$9.13	$10.83	$11.63
Net investment income(a)	0.29	0.42		0.36	0.21	0.19
Net realized and unrealized gain (loss)	0.84	0.39		0.78	(1.79)	0.63
Net increase (decrease) from investment operations	1.13	0.81		1.14	(1.58)	0.82
Distributions(b)
From net investment income	(0.27)	(0.49)		(0.39)	(0.02)	(0.47)
From net realized gain	(0.24)	(0.57)		(0.43)	(0.04)	(1.15)
Return of capital	—	—		—	(0.06)	—
Total distributions	(0.51)	(1.06)		(0.82)	(0.12)	(1.62)
Net asset value, end of year	$9.82	$9.20		$9.45	$9.13	$10.83
Total Return(c)
Based on net asset value	12.24%	8.71%		12.61%	(14.64)%	7.11%
Ratios to Average Net Assets(d)
Total expenses	0.40%	0.45	%(e)	0.45%	0.47%	0.52%
Total expenses after fees waived and/or reimbursed	0.22%	0.21	%(e)	0.21%	0.26%	0.30%
Net investment income	3.03%	4.38%		3.78%	2.17%	1.61%
Supplemental Data
Net assets, end of year (000)	$323,825	$250,200		$59,644	$43,138	$78,916
Portfolio turnover rate(f)	17%	23%		53%	7%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes non‑recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.16%, respectively.
(f)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

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Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2030 Fund
			Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$13.35	$12.97	$11.62	$14.06	$14.77
Net investment income(a)	0.41	0.49	0.43	0.25	0.24
Net realized and unrealized gain (loss)	1.45	0.88	1.36	(2.44)	1.46
Net increase (decrease) from investment operations	1.86	1.37	1.79	(2.19)	1.70
Distributions(b)
From net investment income	(0.38)	(0.73)	(0.44)	(0.12)	(0.79)
From net realized gain	(0.26)	(0.26)	—	(0.06)	(1.62)
Return of capital	—	—	—	(0.07)	—
Total distributions	(0.64)	(0.99)	(0.44)	(0.25)	(2.41)
Net asset value, end of year	$14.57	$13.35	$12.97	$11.62	$14.06
Total Return(c)
Based on net asset value	13.92%	10.58%	15.61%	(15.63)%	11.70%
Ratios to Average Net Assets(d)
Total expenses	0.43%	0.43%	0.46%	0.49%	0.54%
Total expenses after fees waived and/or reimbursed	0.23%	0.22%	0.21%	0.24%	0.28%
Net investment income	2.89%	3.55%	3.46%	2.08%	1.54%
Supplemental Data
Net assets, end of year (000)	$343,832	$206,809	$90,777	$70,367	$100,750
Portfolio turnover rate(e)	19%	21%	33%	11%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

214

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2035 Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$15.87	$15.24	$13.42	$16.38	$16.15
Net investment income(a)	0.47	0.54	0.48	0.28	0.25
Net realized and unrealized gain (loss)	2.00	1.30	1.85	(2.94)	1.99
Net increase (decrease) from investment operations	2.47	1.84	2.33	(2.66)	2.24
Distributions(b)
From net investment income	(0.31)	(0.74)	(0.51)	(0.12)	(0.90)
From net realized gain	(0.42)	(0.47)	—	(0.09)	(1.11)
Return of capital	—	—	—	(0.09)	—
Total distributions	(0.73)	(1.21)	(0.51)	(0.30)	(2.01)
Net asset value, end of year	$17.61	$15.87	$15.24	$13.42	$16.38
Total Return(c)
Based on net asset value	15.57%	12.06%	17.53%	(16.32)%	13.96%
Ratios to Average Net Assets(d)
Total expenses	0.44%	0.44%	0.48%	0.51%	0.57%
Total expenses after fees waived and/or reimbursed	0.23%	0.23%	0.23%	0.23%	0.27%
Net investment income	2.79%	3.31%	3.32%	1.97%	1.47%
Supplemental Data
Net assets, end of year (000)	$388,173	$234,968	$102,494	$68,520	$95,154
Portfolio turnover rate(e)	13%	17%	19%	14%	3%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

215

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2040 Fund
			Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$17.25	$16.78	$14.76	$18.16	$18.85
Net investment income(a)	0.49	0.52	0.49	0.29	0.29
Net realized and unrealized gain (loss)	2.47	1.87	2.37	(3.35)	2.75
Net increase (decrease) from investment operations	2.96	2.39	2.86	(3.06)	3.04
Distributions(b)
From net investment income	(0.47)	(0.85)	(0.60)	(0.15)	(1.34)
From net realized gain	(0.73)	(1.07)	(0.24)	(0.11)	(2.39)
Return of capital	—	—	—	(0.08)	—
Total distributions	(1.20)	(1.92)	(0.84)	(0.34)	(3.73)
Net asset value, end of year	$19.01	$17.25	$16.78	$14.76	$18.16
Total Return(c)
Based on net asset value	17.23%	14.20%	19.55%	(16.90)%	16.38%
Ratios to Average Net Assets(d)
Total expenses	0.46%	0.46%	0.50%	0.51%	0.56%
Total expenses after fees waived and/or reimbursed	0.22%	0.23%	0.24%	0.22%	0.27%
Net investment income	2.65%	2.87%	3.10%	1.87%	1.44%
Supplemental Data
Net assets, end of year (000)	$339,319	$207,157	$83,738	$60,687	$85,150
Portfolio turnover rate(e)	16%	19%	11%	13%	6%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

216

Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2045 Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$17.94	$17.02	$14.53	$18.05	$17.25
Net investment income(a)	0.50	0.51	0.48	0.26	0.26
Net realized and unrealized gain (loss)	2.85	2.20	2.57	(3.39)	2.81
Net increase (decrease) from investment operations	3.35	2.71	3.05	(3.13)	3.07
Distributions(b)
From net investment income	(0.34)	(0.85)	(0.56)	(0.15)	(1.19)
From net realized gain	(0.85)	(0.94)	—	(0.15)	(1.08)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.19)	(1.79)	(0.56)	(0.39)	(2.27)
Net asset value, end of year	$20.10	$17.94	$17.02	$14.53	$18.05
Total Return(c)
Based on net asset value	18.70%	15.85%	21.22%	(17.44)%	17.93%
Ratios to Average Net Assets(d)
Total expenses	0.46%	0.47%	0.52%	0.53%	0.59%
Total expenses after fees waived and/or reimbursed	0.23%	0.25%	0.26%	0.22%	0.26%
Net investment income	2.57%	2.73%	3.02%	1.68%	1.35%
Supplemental Data
Net assets, end of year (000)	$323,338	$187,920	$87,416	$60,100	$82,853
Portfolio turnover rate(e)	21%	15%	2%	16%	—	%(f)
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.
(f)   Rounds to less than 1%.

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Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2050 Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$22.66	$21.75	$18.37	$23.10	$22.86
Net investment income(a)	0.60	0.61	0.57	0.32	0.33
Net realized and unrealized gain (loss)	4.01	3.05	3.49	(4.56)	3.83
Net increase (decrease) from investment operations	4.61	3.66	4.06	(4.24)	4.16
Distributions(b)
From net investment income	(0.45)	(1.18)	(0.68)	(0.23)	(1.73)
From net realized gain	(1.19)	(1.57)	—	(0.17)	(2.19)
Return of capital	—	—	—	(0.09)	—
Total distributions	(1.64)	(2.75)	(0.68)	(0.49)	(3.92)
Net asset value, end of year	$25.63	$22.66	$21.75	$18.37	$23.10
Total Return(c)
Based on net asset value	20.37%	16.74%	22.28%	(18.47)%	18.45%
Ratios to Average Net Assets(d)
Total expenses	0.47%	0.48%	0.53%	0.53%	0.59%
Total expenses after fees waived and/or reimbursed	0.25%	0.24%	0.25%	0.24%	0.29%
Net investment income	2.43%	2.57%	2.86%	1.62%	1.34%
Supplemental Data
Net assets, end of year (000)	$283,219	$159,941	$59,474	$42,971	$66,065
Portfolio turnover rate(e)	23%	12%	7%	16%	1%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

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Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2055 Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$19.51	$18.09	$15.27	$19.21	$18.19
Net investment income(a)	0.49	0.51	0.49	0.25	0.26
Net realized and unrealized gain (loss)	3.64	2.66	2.90	(3.79)	3.11
Net increase (decrease) from investment operations	4.13	3.17	3.39	(3.54)	3.37
Distributions(b)
From net investment income	(0.18)	(0.85)	(0.57)	(0.16)	(1.28)
From net realized gain	(1.05)	(0.90)	—	(0.17)	(1.07)
Return of capital	—	—	—	(0.07)	—
Total distributions	(1.23)	(1.75)	(0.57)	(0.40)	(2.35)
Net asset value, end of year	$22.41	$19.51	$18.09	$15.27	$19.21
Total Return(c)
Based on net asset value	21.21%	17.36%	22.38%	(18.49)%	18.72%
Ratios to Average Net Assets(d)
Total expenses	0.48%	0.49%	0.54%	0.54%	0.62%
Total expenses after fees waived and/or reimbursed	0.26%	0.26%	0.25%	0.25%	0.29%
Net investment income	2.28%	2.56%	2.91%	1.57%	1.28%
Supplemental Data
Net assets, end of year (000)	$259,033	$155,499	$64,423	$37,439	$53,041
Portfolio turnover rate(e)	21%	9%	3%	27%	2%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

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Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2060 Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$14.54	$13.23	$11.13	$13.95	$12.87
Net investment income(a)	0.36	0.40	0.36	0.18	0.19
Net realized and unrealized gain (loss)	2.75	1.92	2.14	(2.75)	2.17
Net increase (decrease) from investment operations	3.11	2.32	2.50	(2.57)	2.36
Distributions(b)
From net investment income	(0.05)	(0.52)	(0.40)	(0.11)	(0.76)
From net realized gain	(0.57)	(0.49)	—	(0.09)	(0.52)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.62)	(1.01)	(0.40)	(0.25)	(1.28)
Net asset value, end of year	$17.03	$14.54	$13.23	$11.13	$13.95
Total Return(c)
Based on net asset value	21.41%	17.36%	22.62%	(18.51)%	18.43%
Ratios to Average Net Assets(d)
Total expenses	0.49%	0.52%	0.63%	0.65%	0.80%
Total expenses after fees waived and/or reimbursed	0.25%	0.26%	0.26%	0.24%	0.27%
Net investment income	2.26%	2.69%	2.92%	1.56%	1.34%
Supplemental Data
Net assets, end of year (000)	$138,612	$66,912	$20,630	$11,524	$17,030
Portfolio turnover rate(e)	20%	12%	3%	37%	5%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

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Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2065 Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$13.01	$12.03	$10.08	$12.67	$11.74
Net investment income(a)	0.33	0.39	0.33	0.18	0.18
Net realized and unrealized gain (loss)	2.46	1.64	1.95	(2.49)	2.01
Net increase (decrease) from investment operations	2.79	2.03	2.28	(2.31)	2.19
Distributions(b)
From net investment income	(0.02)	(0.48)	(0.33)	(0.13)	(0.81)
From net realized gain	(0.42)	(0.57)	—	(0.10)	(0.45)
Return of capital	—	—	—	(0.05)	—
Total distributions	(0.44)	(1.05)	(0.33)	(0.28)	(1.26)
Net asset value, end of year	$15.36	$13.01	$12.03	$10.08	$12.67
Total Return(c)
Based on net asset value	21.39%	16.73%	22.75%	(18.37)%	18.72%
Ratios to Average Net Assets(d)
Total expenses	0.51%	0.58%	0.84%	0.95%	1.22%
Total expenses after fees waived and/or reimbursed	0.25%	0.26%	0.25%	0.22%	0.28%
Net investment income	2.28%	2.91%	2.94%	1.72%	1.35%
Supplemental Data
Net assets, end of year (000)	$64,372	$22,536	$7,335	$3,655	$4,242
Portfolio turnover rate(e)	21%	12%	4%	26%	8%
(a)  Based on average shares outstanding.
(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)   Where applicable, assumes the reinvestment of distributions.
(d)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)  Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

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Financial Highlights (continued)

	BlackRock LifePath® Dynamic 2070 Fund
	Class K
(For a share outstanding throughout each period)	Year Ended 12/31/25	Period from 09/24/24(a) to 12/31/24
Net asset value, beginning of period	$9.81	$10.00
Net investment income(b)	0.25	0.08
Net realized and unrealized gain (loss)	1.81	(0.21)
Net increase (decrease) from investment operations	2.06	(0.13)
Distributions from net investment income(c)	(0.37)	(0.06)
Net asset value, end of period	$11.50	$9.81
Total Return(d)
Based on net asset value	21.26%	(1.29	)%(e)
Ratios to Average Net Assets(f)
Total expenses	1.18%	1.15	%(g)(h)
Total expenses after fees waived and/or reimbursed	0.25%	0.24	%(g)
Net investment income	2.35%	3.13	%(g)
Supplemental Data
Net assets, end of period (000)	$5,514	$3,530
Portfolio turnover rate(i)	41%	10%
(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)  Where applicable, assumes the reinvestment of distributions.
(e)  Not annualized.
(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)   Annualized.
(h)  Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.54%.
(i)   Includes the purchases and sales share of the underlying funds and the Underlying Master Portfolios.

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General Information

Shareholder Documents

Electronic Access to Annual and Semi-Annual Reports, Annual and Semi-Annual Financial Statements and Additional Information and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports, Annual and Semi-Annual Financial Statements and Additional Information and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.
Shareholders Who Hold Accounts Directly with BlackRock:
∎	Access the BlackRock website at http://www.blackrock.com/edelivery; and

∎	Log into your account.
Delivery of Shareholder Documents
The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 537-4942.
Certain Fund Policies

Anti-Money Laundering Requirements
The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic

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personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about a Fund, including how it invests, please see the SAI.
For a discussion of a Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.
Disclaimers

The S&P Indexes are products of SPDJI and have been licensed for use by BFA or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of S&P; Dow Jones® is a registered trademark of Dow Jones, and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the iShares Trust. It is not possible to invest directly in an index. The iShares S&P Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares S&P Funds particularly or the ability of the S&P Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the iShares Trust and BFA and their affiliates with respect to the S&P Indexes is the licensing of the S&P Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to the iShares Trust, BFA or its affiliates or the iShares S&P Funds. S&P Dow Jones Indices have no obligation to take the needs of BFA or its affiliates or the owners of the iShares S&P Funds into consideration in determining, composing or calculating the S&P Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the iShares S&P Funds or the timing of the issuance or sale of the iShares S&P Funds or in the determination or calculation of the equation by which the iShares S&P Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. There is no assurance that investment products based on the S&P Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax‑exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF THE ISHARES S&P FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The iShares Russell Funds have been developed solely by BFA or its affiliates. The iShares Russell Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the LSE Group. FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell Midcap® Index and Russell 2000® Index (the “Russell Indexes”) vest in the relevant LSE Group company which owns the Russell Indexes. “FTSE®”, “Russell®”, and “FTSE Russell®”, are trade marks of the relevant LSE Group company and is/are used by any other LSE Group company under license.
The Russell Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the

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use of, reliance on or any error in the Russell Indexes or (b) investment in or operation of the iShares Russell Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the iShares Russell Funds or the suitability of the Russell Indexes for the purpose to which it is being put by BFA or its affiliates.
The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF or any member of the public regarding the advisability of investing in securities generally or in iShares J.P. Morgan USD Emerging Markets Bond ETF in particular, or the ability of the J.P. Morgan EMBI® Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the iShares Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of J.P. Morgan and of the J.P. Morgan EMBI® Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the iShares Trust, BFA or its affiliates or iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan has no obligation to take the needs of BFA or its affiliates or the owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF into consideration in determining, composing or calculating the J.P. Morgan EMBI® Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the prices and amount of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of iShares J.P. Morgan USD Emerging Markets Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan does not guarantee the accuracy or the completeness of the J.P. Morgan EMBI® Global Core Index or any data included therein and J.P. Morgan shall have no liability for any errors, omissions or interruptions therein. J.P. Morgan makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF or any other person or entity from the use of the J.P. Morgan EMBI® Global Core Index or any data included therein. J.P. Morgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the J.P. Morgan EMBI® Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the J.P. Morgan EMBI® Global Core Index or any data included therein, even if notified of the possibility of such damages.
Markit® and iBoxx® are service marks of Markit and have been licensed for use by BFA or its affiliates.
The Markit iBoxx® USD Liquid High Yield Index (the “Markit Index”) referenced herein is the property of Markit (“Index Provider”) and has been licensed for use in connection with iShares iBoxx $ High Yield Corporate Bond ETF. Each owner of iShares iBoxx $ High Yield Corporate Bond ETF acknowledges and agrees that iShares iBoxx $ High Yield Corporate Bond ETF is not sponsored, endorsed or promoted by the Index Provider. The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaims all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Markit Index or any data included therein or relating thereto, and in particular disclaims any warranty either as to the quality, accuracy and/or completeness of the Markit Index or any data included therein, the results obtained from the use of the Markit Index and/or the composition of the Markit Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in the Markit Index at any particular time on any particular date or otherwise. The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Markit Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein.
The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling iShares iBoxx $ High Yield Corporate Bond ETF, the ability of the Markit Index to track relevant markets’ performances, or otherwise relating to the Markit Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Markit Index. No party purchasing or selling iShares iBoxx $ High Yield Corporate Bond ETF, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Markit Index.
THE ISHARES MSCI FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BFA OR ITS AFFILIATES. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE ISHARES MSCI FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED,

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COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE ISHARES MSCI FUNDS OR THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE ISHARES MSCI FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE ISHARES MSCI FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE ISHARES MSCI FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE ISHARES MSCI FUNDS, OWNERS OF THE ISHARES MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the iShares MSCI Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote the iShares MSCI Funds without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
“Bloomberg®” and the Bloomberg Indexes are service marks of Bloomberg and have been licensed for use for certain purposes by BFA or its affiliates.
The iShares Bloomberg Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the iShares Bloomberg Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Bloomberg Funds particularly. The only relationship of Bloomberg to BFA or its affiliates is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indexes, which is determined, composed and calculated by BISL without regard to BFA or its affiliates or the iShares Bloomberg Funds. Bloomberg has no obligation to take the needs of BFA or its affiliates or the owners of the iShares Bloomberg Funds into consideration in determining, composing, or calculating the Bloomberg Indexes. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares Bloomberg Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to iShares Bloomberg Funds customers, in connection with the administration, marketing or trading of the iShares Bloomberg Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF THE ISHARES BLOOMBERG FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES — WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE — ARISING IN CONNECTION WITH THE ISHARES BLOOMBERG FUNDS OR BLOOMBERG INDEXES OR ANY DATA OR VALUES RELATING THERETO — WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The ICE¢ BofA 1-5 Year US Corporate Index, ICE¢ U.S. Treasury 1-3 Year Bond Index, ICE¢ U.S. Treasury 3-7 Year Bond Index, ICE¢ U.S. Treasury 7-10 Year Bond Index, ICE¢ U.S. Treasury 10-20 Year Bond Index, ICE¢ U.S. Treasury 20+ Year Bond Index, ICE¢ BofA US Corporate Index, ICE¢ BofA 5-10 Year US Corporate Index and ICE¢ Short US Treasury Securities Index (collectively, the “ICE Indexes”) are service/trade marks of ICE Data Indices, LLC (“ICE Data”) or its affiliates (“Interactive Data”) and have been licensed for use by BlackRock, Inc. and its affiliates in connection with the iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year

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Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF and iShares Short Treasury Bond ETF (collectively, the “iShares ICE Funds”). Neither BlackRock, Inc., iShares Trust nor the iShares ICE Funds, as applicable, are sponsored, endorsed, sold or promoted by ICE Data and ICE Data makes no representations or warranties regarding BlackRock, Inc. or the iShares ICE Funds or the ability of the iShares ICE Funds to track the applicable Index.
ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
Acquired Fund Fees and Expenses — a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies.
Administration Fee — a fee paid to the administrator for providing administrative services to a Fund.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.
Bloomberg U.S. Aggregate Bond Index — a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg U.S. Intermediate Credit Bond Index — measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the US Corporate Index and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities constrained by maturity.
Bloomberg U.S. Intermediate Government Bond Index — tracks U.S. dollar denominated, fixed-rate, nominal U.S. Treasuries and US agency debentures (securities issued by U.S. government owned or government sponsored entities, and debt explicitly guaranteed by the U.S. government) with maturities greater or equal than 1 year but less than 10 years.
Bloomberg U.S. Long Credit Bond Index — includes investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the Bloomberg U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. Securities must have a maturity equal or greater than 10 years.
Bloomberg U.S. Long Government Bond Index — tracks U.S. dollar denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures (securities issued by U.S. government owned or government sponsored entities, and debt explicitly guaranteed by the U.S. government) with maturities equal or greater than 10 years.
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index — tracks all U.S. dollar-denominated, investment grade, securitized issues within the Bloomberg U.S. Aggregate Index. MBS must have a weighted average maturity of at least one year. CMBS and ABS must have a remaining average life of at least one year.
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) — measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.
Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
FTSE EPRA Nareit Developed Index — designed to track the performance of listed real estate companies and REITs worldwide.
FTSE Nareit All Equity REIT Index — contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
ICE¢ U.S. Treasury 0-5 Year Inflation Linked Bond Index — tracks the performance of inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” that have a remaining maturity of less than or equal to five years.
LifePath Dynamic Fund Custom Benchmark — a customized weighted index comprised of different indexes which are representative of the asset classes in which a Fund invests according to their weightings as of the most recent quarter end.
Management Fee — a fee paid to BFA for managing a Fund.
MSCI ACWI ex USA IMI Index — captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. With 6,025 constituents, the index covers approximately 99% of the global equity opportunity set outside the United States.
Other Expenses — include accounting, administration, transfer agency, custody, professional and registration fees.

228

Glossary

Russell 1000® Index — an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership, representing more than 90% of investable US equities by market capitalization.
Russell 2000® Index — an index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Shareholder Fees — fees paid directly by a shareholder, including sales charges that you may pay when you buy or sell shares of a Fund.
S&P Global Infrastructure Index — tracks 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

229

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For More Information

Funds and Service Providers

THE FUNDS
BlackRock Funds III
BlackRock LifePath® Dynamic Retirement Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic 2070 Fund
400 Howard Street
San Francisco, California 94105
(800) 537-4942
MANAGER
BlackRock Fund Advisors
400 Howard Street
San Francisco, California 94105
SUB-ADVISERS
BlackRock International Limited
Dundas House
20 Brandon Street
Edinburgh, EH3 5PP
Scotland
BlackRock (Singapore) Limited
20 Anson Road #18-01
079912 Singapore
ADMINISTRATOR
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
118 Flanders Road
Westborough, MA 01581
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, Pennsylvania 19103
ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
DISTRIBUTOR
BlackRock Investments, LLC
50 Hudson Yards
New York, New York 10001
CUSTODIAN
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports and Form N-CSR
A Fund’s annual and semi-annual reports and Form N‑CSR contain additional information about the Fund’s investments. The annual report describes the Funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds’ performance for the last fiscal year. In Form N‑CSR, you will find each Fund’s financial statements.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated April 30, 2026, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports and other information such as Fund financial statements, by calling (800) 537‑4942. The SAI, as amended and/or supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 537-4942.
Purchases and Redemptions
Call your Financial Intermediary or BlackRock Investor Services at (800) 537-4942.
World Wide Web
General Fund information and specific Fund performance, including the SAI, annual/semi-annual reports and other information such as Fund financial statements, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BlackRock Funds III
P.O. Box 534429
Pittsburgh, Pennsylvania 15253-4429
Overnight Mail
BlackRock Funds III
Attention: 534429
1350 Penn Avenue
Suite 102
Pittsburgh, Pennsylvania 15222
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 882-0052.
Portfolio Characteristics and Holdings
A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.
Securities and Exchange Commission
You may also view and copy public information about a Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT COMPANY ACT FILE # 811-07332
© BlackRock Advisors, LLC

PRO-LPD-K-0426

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Funds III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® Dynamic 2070 Fund

400 Howard Street, San Francisco, California 94105 • Phone No. (800) 441-7762

BlackRock Funds III (the “Trust”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains additional information about Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the Trust’s BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund, BlackRock LifePath® Dynamic 2065 Fund and BlackRock LifePath® Dynamic 2070 Fund (each, a “Fund” and collectively, the “Funds”).

Each Fund invests in a combination of stock, bond and money market funds (the “Underlying Funds”) and derivatives. BlackRock Fund Advisors (“BFA”) serves as investment adviser to the Funds, and BFA or its affiliates serves as investment adviser to certain Underlying Funds.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses of the Funds, each dated April 30, 2026 (each, a “Prospectus” and collectively, the “Prospectuses”), which have been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 441-7762 or by writing to the Funds at the above address. Part I of this SAI and the portions of Part II of this SAI that relate to the Funds have been incorporated by reference into the Funds’ Prospectuses. The portions of Part II of this SAI that do not relate to the Funds do not form a part of the Funds’ SAI, have not been incorporated by reference into the Funds’ Prospectuses and should not be relied upon by investors in the Funds. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds are incorporated into this SAI by reference to the Funds’ combined Annual Financial Statements and Additional Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Financial Statements”). You may request a copy of the 2025 Annual Financial Statements at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

LifePath® is a registered service mark of BlackRock Institutional Trust Company, N.A. and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

Class	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund
Investor A Shares	LPRAX	LPRDX	LPJAX	LPREX	LPHAX
Investor C Shares	LPCRX	LPCNX	LPJCX	LPCKX	LPHCX
Institutional Shares	STLAX	STLDX	LPJIX	STLEX	LPHIX
Class K Shares	LPSAX	LPSDX	LPJKX	LPSFX	LPHKX
Class R Shares	LPRRX	LPRNX	LPJRX	LPRKX	LPHRX

Class	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Investor A Shares	LPRFX	LPVAX	LPDAX	LPWAX	LPYAX
Investor C Shares	LPCPX	LPVCX	LPDCX	LPWCX	LPYCX
Institutional Shares	STLFX	LPVIX	LPDIX	LPWIX	LPYIX
Class K Shares	LPSGX	LPVKX	LPDKX	LPWKX	LPYKX
Class R Shares	LPRPX	LPVRX	LPDRX	LPWRX	LPYRX

BlackRock Fund Advisors — Manager

BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is April 30, 2026.

PART I: INFORMATION ABOUT THE FUNDS

Part I of this Statement of Additional Information (“SAI”) sets forth information about BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund, BlackRock LifePath® Dynamic 2065 Fund and BlackRock LifePath® Dynamic 2070 Fund (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock Funds III (the “Trust”). It includes information about the Trust’s Board of Trustees (the “Board” or the “Board of Trustees” and the members of which are “Trustees”), the advisory and management services provided to and the management fees paid by the Funds, and information about other fees applicable to and services provided to the Funds. This Part I should be read in conjunction with the current prospectuses for Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the Funds, each dated April 30, 2026 (each, a “Prospectus” and collectively, the “Prospectuses”) and those portions of Part II of this SAI that pertain to the Funds.

I.	Investment Objectives and Policies

Please see the Prospectuses for more information about each Fund’s investment objective and policies. Each Fund invests in a combination of equity, bond, multi-asset, and money market funds (the “Underlying Funds”) and derivatives, and may also invest in U.S. government securities and short-term paper. Under normal circumstances, the Funds intend to invest primarily in Underlying Funds that are affiliated open-end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds. BlackRock Institutional Trust Company, N.A. (“BTC”) has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BTC’s request, will cease using the “LifePath” name.

The investment objective and policies of a Fund determine the allocation and reallocation of assets to the combination of Underlying Funds and derivatives, the degree of risk to which the Fund is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any Fund will be achieved.

Each Fund is classified as diversified under the Investment Company Act.

In implementing each Fund’s investment strategy, from time to time, BlackRock Fund Advisors (“BFA” or the “Manager”), each Fund’s investment manager, may consider and employ techniques and strategies designed to minimize and defer the U.S. federal income taxes which may be incurred by shareholders in connection with their investment in such Fund.

* * *

Set forth below is a listing of some of the types of investments and investment strategies that a Fund and its Underlying Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this SAI for further information on these investments and investment strategies. Information contained in Part II about the risks and considerations associated with investments and/or investment strategies applies only to the extent a Fund or its Underlying Funds makes each type of investment or uses each investment strategy. Also set forth below is a listing of the proxy voting policy and related guidelines applicable to each Fund. Please see “Proxy Voting Policies and Procedures” in Part II of this SAI for further information about these policies. A copy of each policy is included in Appendix B. Information that does not apply to a Fund does not form a part of that Fund’s SAI and should not be relied on by investors in that Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s SAI.

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X
Asset-Based Securities	X	X	X	X	X	X	X	X	X	X
Precious Metal- Related Securities	X	X	X	X	X	X	X	X	X	X
Borrowing and Leverage	X	X	X	X	X	X	X	X	X	X
Cash Management	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations	X	X	X	X	X	X	X	X	X	X
Collateralized Bond Obligations	X	X	X	X	X	X	X	X	X	X
Collateralized Loan Obligations	X	X	X	X	X	X	X	X	X	X
Commercial Paper	X	X	X	X	X	X	X	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments	X	X	X	X	X	X	X	X	X	X
Qualifying Hybrid Instruments	X	X	X	X	X	X	X	X	X	X
Hybrid Instruments Without Principal Protection	X	X	X	X	X	X	X	X	X	X
Limitations on Leverage	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Corporate Loans	X	X	X	X	X	X	X	X	X	X
Direct Lending
Credit Linked Securities	X	X	X	X	X	X	X	X	X	X
Debt Securities	X	X	X	X	X	X	X	X	X	X
Floating and Variable Rate Securities	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Inflation-Indexed Bonds	X	X	X	X	X	X	X	X	X	X
Investment Grade Debt Obligations	X	X	X	X	X	X	X	X	X	X
High Yield Investments (“Junk Bonds”)	X	X	X	X	X	X	X	X	X	X
Mezzanine Investments	X	X	X	X	X	X	X	X	X	X
Pay-in-kind Bonds	X	X	X	X	X	X	X	X	X	X
Supranational Entities	X	X	X	X	X	X	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X	X
Hedging	X	X	X	X	X	X	X	X	X	X
Speculation	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivatives	X	X	X	X	X	X	X	X	X	X
Correlation Risk	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X
Index Risk	X	X	X	X	X	X	X	X	X	X
Legal Risk	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X
Operational Risk	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X
Volatility Risk	X	X	X	X	X	X	X	X	X	X
Futures	X	X	X	X	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X	X	X	X	X
Credit Default Swaps and Similar Instruments	X	X	X	X	X	X	X	X	X	X
Interest Rate Swaps, Floors and Caps	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Total Return Swaps	X	X	X	X	X	X	X	X	X	X
Options	X	X	X	X	X	X	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X	X	X	X	X	X	X
Call Options	X	X	X	X	X	X	X	X	X	X
Put Options	X	X	X	X	X	X	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X	X	X	X	X	X	X	X	X	X
Options on Swaps (“Swaptions”)	X	X	X	X	X	X	X	X	X	X
FLEX Options	X	X	X	X	X	X	X	X	X	X
Foreign Exchange Transactions	X	X	X	X	X	X	X	X	X	X
Spot Transactions and FX Forwards	X	X	X	X	X	X	X	X	X	X
Currency Futures	X	X	X	X	X	X	X	X	X	X
Currency Options	X	X	X	X	X	X	X	X	X	X
Currency Swaps	X	X	X	X	X	X	X	X	X	X
Distressed Securities	X	X	X	X	X	X	X	X	X	X
Environmental, Social and Governance (“ESG”) Integration	X	X	X	X	X	X	X	X	X	X
Equity Securities	X	X	X	X	X	X	X	X	X	X
Real Estate-Related Securities	X	X	X	X	X	X	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X	X	X	X	X	X	X	X
Tracking Stocks	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Exchange-Traded Notes (“ETNs”)	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X
Foreign Investment Risks	X	X	X	X	X	X	X	X	X	X
Foreign Market Risk	X	X	X	X	X	X	X	X	X	X
Foreign Economy Risk	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X
Governmental Supervision and Regulation/ Accounting Standards	X	X	X	X	X	X	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X	X	X	X	X	X	X
Publicly Available Information	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X
Withholding Tax Reclaims Risk	X	X	X	X	X	X	X	X	X	X
U.S. Economic Trading Partners Risk	X	X	X	X	X	X	X	X	X	X
Funding Agreements	X	X	X	X	X	X	X	X	X	X
Guarantees	X	X	X	X	X	X	X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X
Index Funds	X	X	X	X	X	X	X	X	X	X
Cash Flows; Expenses	X	X	X	X	X	X	X	X	X	X
Tracking Error Risk	X	X	X	X	X	X	X	X	X	X
S&P 500 Index	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Russell Indexes	X	X	X	X	X	X	X	X	X	X
MSCI Indexes	X	X	X	X	X	X	X	X	X	X
FTSE Indexes	X	X	X	X	X	X	X	X	X	X
Bloomberg Indexes	X	X	X	X	X	X	X	X	X	X
ICE BofA Indexes	X	X	X	X	X	X	X	X	X	X
Indexed and Inverse Securities	X	X	X	X	X	X	X	X	X	X
Inflation Risk	X	X	X	X	X	X	X	X	X	X
Initial Public Offering (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X
Investment in Emerging Markets	X	X	X	X	X	X	X	X	X	X
Brady Bonds	X	X	X	X	X	X	X	X	X	X
China Investments Risk	X	X	X	X	X	X	X	X	X	X
Investment in Other Investment Companies	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
Issuer Insolvency Risk	X	X	X	X	X	X	X	X	X	X
Lease Obligations	X	X	X	X	X	X	X	X	X	X
Life Settlement Investments	X	X	X	X	X	X	X	X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X	X	X
Market Risk/Recent Market Events	X	X	X	X	X	X	X	X	X	X
Master Limited Partnerships	X	X	X	X	X	X	X	X	X	X
Merger Transaction Risk	X	X	X	X	X	X	X	X	X	X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X	X	X	X	X	X	X	X
Money Market Securities	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Mortgage-Backed Securities	X	X	X	X	X	X	X	X	X	X
Collateralized Mortgage Obligations (“CMOs”)	X	X	X	X	X	X	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X	X	X	X	X	X	X
CMO Residuals	X	X	X	X	X	X	X	X	X	X
Stripped Mortgage-Backed Securities	X	X	X	X	X	X	X	X	X	X
Tiered Index Bonds	X	X	X	X	X	X	X	X	X	X
TBA Commitments	X	X	X	X	X	X	X	X	X	X
Mortgage Dollar Rolls	X	X	X	X	X	X	X	X	X	X
Net Interest Margin (NIM) Securities	X	X	X	X	X	X	X	X	X	X
Municipal Investments	X	X	X	X	X	X	X	X	X	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X	X	X	X	X	X	X	X	X	X
Description of Municipal Bonds	X	X	X	X	X	X	X	X	X	X
General Obligation Bonds	X	X	X	X	X	X	X	X	X	X
Revenue Bonds	X	X	X	X	X	X	X	X	X	X
Private Activity Bonds (“PABs”)	X	X	X	X	X	X	X	X	X	X
Moral Obligation Bonds	X	X	X	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X
Tender Option Bonds	X	X	X	X	X	X	X	X	X	X
Yields	X	X	X	X	X	X	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”)	X	X	X	X	X	X	X	X	X	X
Transactions in Financial Futures Contracts on Municipal Indexes	X	X	X	X	X	X	X	X	X	X
Call Rights	X	X	X	X	X	X	X	X	X	X
Municipal Interest Rate Swap Transactions	X	X	X	X	X	X	X	X	X	X
Insured Municipal Bonds	X	X	X	X	X	X	X	X	X	X
Build America Bonds	X	X	X	X	X	X	X	X	X	X
Tax-Exempt Municipal Investments	X	X	X	X	X	X	X	X	X	X
Operational and Technology Risks	X	X	X	X	X	X	X	X	X	X
Participation Notes	X	X	X	X	X	X	X	X	X	X
Portfolio Turnover Rates	X	X	X	X	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X	X	X	X	X
Tax-Exempt Preferred Shares	X	X	X	X	X	X	X	X	X	X
Trust Preferred Securities	X	X	X	X	X	X	X	X	X	X
Proxy Voting Policies	X	X	X	X	X	X	X	X	X	X
Open-End Active and Fixed Income Index Fund Proxy Voting Policy	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
BlackRock Active Investment Stewardship Climate and Decarbonization Stewardship Guidelines
Index Equity Fund Proxy Voting Policy
BlackRock Investment Stewardship Climate and Decarbonization Stewardship Guidelines
Real Estate Investment Trusts (“REITs”)	X	X	X	X	X	X	X	X	X	X
Reference Rate Replacement Risk	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Rights Offerings and Warrants to Purchase	X	X	X	X	X	X	X	X	X	X
Rule 144A Securities	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X
Short Sales	X	X	X	X	X	X	X	X	X	X
Special Purpose Acquisition Companies	X	X	X	X	X	X	X	X	X	X
Standby Commitment Agreements	X	X	X	X	X	X	X	X	X	X
Stripped Securities	X	X	X	X	X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X	X	X	X	X
Taxability Risk	X	X	X	X	X	X	X	X	X	X
Temporary Defensive Measures	X	X	X	X	X	X	X	X	X	X

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
U.S. Government Obligations	X	X	X	X	X	X	X	X	X	X
U.S. Treasury Obligations	X	X	X	X	X	X	X	X	X	X
U.S. Treasury Rolls	X	X	X	X	X	X	X	X	X	X
Utility Industries	X	X	X	X	X	X	X	X	X	X
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X
Yields and Ratings	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X

Regulation Regarding Derivatives

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) has exposure to, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.

The Funds may have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as a commodity pool. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the Funds, has filed a claim with the CFTC for the Funds to rely on this no-action relief. Accordingly, BFA is not subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act in respect of the Funds.

II.	Investment Restrictions

The Trust, on behalf of the Funds, has adopted restrictions and policies relating to investment of the Funds’ assets and their activities. Certain of the restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trust, on behalf of the Funds, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of the Funds’ fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, with respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to paragraph (3) above, the Investment Company Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the Investment Company Act and regulatory interpretations currently limit the percentage of a Fund’s securities that may be loaned to one-third of the value of its total assets.

With respect to BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund and BlackRock LifePath® Dynamic 2060 Fund, while certain swaps are now considered commodity interests for purposes of the Commodity Exchange Act and the rules thereunder, at the time of each Fund’s adoption of fundamental investment restriction no. 7 above, many swaps were treated as securities for purposes of the Fund’s compliance with applicable law. Accordingly, fundamental investment restriction no. 7 above is being interpreted to permit each Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indices and currencies, but not to engage in transactions in swaps or options on swaps related to physical commodities, such as oil or metals.

With respect to BlackRock LifePath® Dynamic 2065 Fund and BlackRock LifePath® Dynamic 2070 Fund, with respect to fundamental investment restriction no. 7 above, the policy is interpreted to permit the Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indices and currencies, but not to engage in transactions in swaps or options on swaps related to physical commodities, such as oil or metals.

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:

(1) Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time a Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(2) Make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Notwithstanding any other investment policy or restriction (whether or not fundamental), the Underlying Funds in which the Funds may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the Funds to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.

III.	Information on Trustees and Officers

The Board consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the BlackRock Multi-Asset Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the BlackRock Multi-Asset Complex.

The Board has overall responsibility for the oversight of the Trust and each Fund. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent

Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to each Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust’s charter, and each Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of each Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Fund, sub-advisers and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The members of the Audit Committee (the “Audit Committee”) are Henry R. Keizer (Chair), Neil A. Cotty, Lori Richards, Kenneth L. Urish and Claire A. Walton, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2025, the Audit Committee met four times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Henry R. Keizer, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for Trustees made by each Fund’s shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2025, the Governance Committee met eleven times.

Compliance Committee. The members of the Compliance Committee (the “Compliance Committee”) are Claire A. Walton (Chair), Cynthia A. Montgomery, Donald C. Opatrny, Lori Richards and Kenneth L. Urish, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BFA and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2025, the Compliance Committee met four times.

Performance Oversight Committee. The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Donald C. Opatrny (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Neil A. Cotty, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each Fund’s investment objective, policies and practices; (2) review information on each Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2025, the Performance Oversight Committee met five times.

Ad Hoc Topics Committee. The members of the Ad Hoc Topics Committee (the “Ad Hoc Topics Committee”) are Mark Stalnecker (Chair) and Claire A. Walton, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Ad Hoc Topics Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Ad Hoc Topics Committee by the Board. The Board has adopted a written charter for the Ad Hoc Topics Committee. During the fiscal year ended December 31, 2025, the Ad Hoc Topics Committee did not meet.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

Trustees Elect.

Jeffrey Jarczyk and Marc D. Stern have been appointed as Trustees of the Trust effective July 1, 2026 (each, a “Trustee-Elect”). Each Trustee Elect is expected to qualify as an Independent Trustee at the time of his service. Each Trustee Elect has been retained as a consultant to the Independent Trustees to assist the Independent Trustees in the performance of their duties to the Trust and is expected to serve in that capacity until July 1, 2026.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve on the Board.

Trustees	Experience, Qualifications and Skills

Independent Trustees

Christopher J. Ailman	Christopher Ailman has more than 30 years of experience in the financial services industry, including most recently serving as Chief Investment Officer of the California State Teachers Retirement System (CalSTRS) from 2000 to June 2024 where he led its investment program. Mr. Ailman currently is a principal at Ailman Advisers. In addition, he has held various roles in the industry, including as member and chair of the asset owner committee of the Kroner Center for Financial Research, chairman of the North American Chapter of the 300 Club of Global CIOs, and co-chair of the Milken Global Capital Markets Advisory Council. These positions have provided Mr. Ailman with considerable investment expertise across asset classes and strategies, and insight and perspective on the markets and the economy. In addition, Mr. Ailman serves as a member of the Governance Committee and the Performance Oversight Committee.

Susan J. Carter	Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as director of the Pacific Pension Institute from 2014 to 2018, trustee to the Financial Accounting Foundation from 2017 to 2021, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021, Advisory Board Member for Bridges Fund Management from 2016 to 2018, Advisory Board Member for Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022, and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”) from 2017 to 2024. She currently serves as Member of the President’s Counsel for Commonfund. These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton	Collette Chilton has over 20 years of experience in investment management. She held the position of Chief Investment Officer of Williams College from October 2006 to June 2023. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty	Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. Mr. Cotty has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Henry R. Keizer	Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny	Donald C. Opatrny has more than 40 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Lori Richards	Lori Richards has more than 30 years of experience in the financial services industry, most notably as the first Director of the Office of Compliance Inspections and Examinations (“OCIE”) of the Securities and Exchange Commission (“SEC”) from 1995 to 2009. During 14 years as the Director of OCIE, she led the SEC’s nationwide examination oversight program for advisers, mutual funds, hedge funds, broker-dealers, stock exchanges, and other industry firms. Prior to that, from 1985 to 1995, she held various roles at the SEC, including Associate Director for Enforcement for the SEC’s Pacific Regional Office and executive assistant and senior advisor to then SEC Chairman Arthur Levitt. More recently, Ms. Richards served as Chief Compliance Officer of the Asset and Wealth Management global lines of business at JPMorgan Chase & Co. from 2013 to 2018 where she led its global compliance program, advised business leaders on compliance issues, oversaw risk assessment, monitoring, testing and training, and maintained relationships with regulators. In addition, Ms. Richards served as a member of the National Adjudicatory

Trustees	Experience, Qualifications and Skills
Council of the Financial Industry Regulatory Authority (FINRA) from 2019 to 2022 and held the chair and vice chair posts during her tenure. Prior thereto, from 2010 to 2013, she was a Principal at PricewaterhouseCoopers LLP (“PwC”) and co-leader of its Asset Management Regulatory group. At PwC, she assisted a broad range of financial services clients in designing and implementing risk management and compliance programs, and preparing for new regulatory expectations. These positions have provided her with insight and perspective on the markets and the economy, as well as asset management regulation and compliance. In addition, Ms. Richards serves as a member of the Audit Committee and the Compliance Committee.

Mark Stalnecker	Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton	Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and was an owner and General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy. Ms. Walton has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Trustees Elect

Jeffrey Jarczyk	Mr. Jarczyk is a CPA and has more than 30 years of experience in the financial services industry, including over 19 years at Fidelity Investments, where he served, at different times, as the Chief Auditor and the Chief Accounting Officer of Fidelity Investments’ parent company, FMR LLC. Prior to working at Fidelity, Mr. Jarczyk was a partner at Deloitte and Arthur Andersen for approximately 17 years. These positions have allowed him to work extensively with audit and risk committees and company executives helping to identify, manage and mitigate risks for financial services companies.

Marc D. Stern	Mr. Stern has more than 30 years of experience in investing and asset management. Mr. Stern served as the Chief Executive Officer at Bessemer Trust, a wealth management business, for 13 years. During his tenure at Bessemer Trust, Mr. Stern served on the firm’s board of directors, chaired the board’s trust and investment committee, and led the firm’s executive committee. He also served as Bessemer’s Chief Investment Officer for 8 years, where he was Chair of the Investment Policy and Strategy Committee with responsibility for overall asset allocation and investment strategy. Mr. Stern also served as Chair of the Private Clients Investment group at AllianceBernstein. These positions provide Mr. Stern with insight and perspective into investment management, the economy, and fiduciary governance.

Interested Trustees

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Operating Committee and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Member of BlackRock’s Global Executive Committee, Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Fixed-Income Complex. Mr. Perlowski is a member of BlackRock’s Global Executive Committee.

Biographical Information

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and other investment company directorships.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System from 2002 to 2024; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 169 Portfolios	None

Christopher J. Ailman 1958	Trustee (Since 2024)	Principal, Ailman Advisers, since 2024; Chief Investment Officer, California State Teachers Retirement System (CalSTRS) from 2000 to 2024.	26 RICs consisting of 169 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, CCI (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, PCRI from 2017 to 2024; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation from 2020 to 2024. Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	26 RICs consisting of 169 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Trustee, UC Berkeley Foundation Board since 2024; Committee member, Oxford University Endowment Management since 2024; Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	26 RICs consisting of 169 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 169 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	26 RICs consisting of 169 Portfolios	GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging); Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	26 RICs consisting of 169 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	26 RICs consisting of 169 Portfolios	None

Lori Richards 1960	Trustee (Since 2024)	Trustee, SEC Historical Society since 2018; Trustee, Garrett College Foundation since 2019; Director, PharmaCann, Inc. from 2021 to 2024; Director, Wahed Invest from 2022 to 2024.	26 RICs consisting of 169 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	26 RICs consisting of 169 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Director/Treasurer, Reading Community Trust since 2024; Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	26 RICs consisting of 169 Portfolios	None

Trustees Elect [4]

Jeffrey Jarczyk 1964	Trustee Elect	Director, The Friends of the Public Garden since 2021; Executive Vice President, Chief Auditor, Fidelity Investments from 2016 to 2021; Executive Vice President, Chief Accounting Officer, Fidelity Investments from 2007 to 2016.	26 RICs consisting of 169 Portfolios	None

Marc D. Stern 1962	Trustee Elect	Chief Executive Officer and Director, Bessemer Trust from 2013 to 2026.	26 RICs consisting of 169 Portfolios	None

Interested Trustees [5]

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Operating Committee; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	76 RICs consisting of 252 Portfolios	None

John M. Perlowski [6] 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009. Member of BlackRock’s Global Executive Committee since 2025.	78 RICs consisting of 254 Portfolios	None

[1]	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
[2]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
[4]	Jeffrey Jarczyk and Marc D. Stern have been appointed as Trustees of the Trust effective July 1, 2026. Each Trustee Elect is expected to qualify as an Independent Trustee at the time of his service. Each Trustee Elect has been retained as a consultant to the Independent Trustees to assist the Independent Trustees in the performance of their duties to the Trust and is expected to serve in that capacity until July 1, 2026.
[5]	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.
[6]	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Certain biographical and other information relating to the officers of the Trust who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2002; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Global Markets Group since 2022; Member of BlackRock’s Global Operating Committee since 2016 and Human Capital Committee since 2023.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

[1]	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
[2]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are currently overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2025 is set forth in the chart below. Amounts shown may include shares as to which a Trustee has indirect beneficial ownership, such as through participation in certain family accounts, 529 college savings plan interests, or similar arrangements where the Trustee has beneficial economic interest but not a direct ownership interest.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in Supervised Funds

Independent Trustees

Christopher J. Ailman	None	Over $100,000

Susan J. Carter	None	Over $100,000

Collette Chilton	None	Over $100,000

Neil A. Cotty	None	Over $100,000

Henry R. Keizer	None	Over $100,000

Cynthia A. Montgomery	None	Over $100,000

Donald C. Opatrny	None	Over $100,000

Lori Richards	None	None

Mark Stalnecker	None	Over $100,000

Kenneth L. Urish	None	Over $100,000

Claire A. Walton	None	Over $100,000

Interested Trustees

Robert Fairbairn	None	Over $100,000

John M. Perlowski	None	Over $100,000

As of April 2, 2026, the Trustees and officers of the Trust as a group directly or indirectly beneficially owned an aggregate of less than 1% of any class of the outstanding shares of each Fund. As of December 31, 2025, none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of each Fund’s investment adviser, sub-advisers, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $375,000 per year for his or her services as a board member of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, including the Trust, and a $20,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Oversight Committee are paid as compensation an additional annual retainer of $45,000, respectively. The Chair of the Board is paid an additional annual retainer of $150,000.

Each Trustee Elect currently serves as a consultant to the Independent Trustees in the performance of the Independent Trustees’ duties to the Trust and is paid compensation at the same rate as the compensation paid to any Independent Trustees who are not the Chair of the Board or a Chair of a Committee. This compensation arrangement will continue until July 1, 2026, when each Trustee Elect is expected to begin serving as an Independent Trustee and will be compensated in a manner similar to other Independent Trustees.

The following table sets forth the compensation the Trust paid to the Trustees, on behalf of the Funds, for the fiscal year ended December 31, 2025 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2025.

Name	Compensation from BlackRock LifePath® Dynamic Retirement	Compensation from BlackRock LifePath® Dynamic 2030 Fund	Compensation from BlackRock LifePath® Dynamic 2035 Fund	Compensation from BlackRock LifePath® Dynamic 2040 Fund	Compensation from BlackRock LifePath® Dynamic 2045 Fund	Compensation from BlackRock LifePath® Dynamic 2050 Fund

Independent Trustees

Christopher J. Ailman	$882	$883	$826	$ 889	$794	$816

Susan J. Carter	$882	$883	$826	$ 889	$794	$816

Collette Chilton	$882	$883	$826	$ 889	$794	$816

Neil A. Cotty	$892	$893	$835	$ 900	$802	$825

Henry R. Keizer[2]	$914	$915	$851	$ 923	$815	$840

Cynthia A. Montgomery[3]	$914	$915	$851	$ 923	$815	$840

Donald C. Opatrny[4]	$914	$915	$851	$ 923	$815	$840

Lori Richards	$882	$883	$826	$ 889	$794	$816

Mark Stalnecker[5]	$990	$991	$910	$1,000	$864	$896

Kenneth L. Urish	$882	$883	$826	$ 889	$794	$816

Claire A. Walton[6]	$914	$915	$851	$ 923	$815	$840

Interested Trustees

Robert Fairbairn	None	None	None	None	None	None

John M. Perlowski	None	None	None	None	None	None

Name	Compensation from BlackRock LifePath® Dynamic 2055 Fund	Compensation from BlackRock LifePath® Dynamic 2060 Fund	Compensation from BlackRock LifePath® Dynamic 2065 Fund	Compensation from BlackRock LifePath® Dynamic 2070 Fund	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds[1]

Independent Trustees

Christopher J. Ailman	$766	$696	$661	$636	None	$445,000

Susan J. Carter	$766	$696	$661	$636	None	$445,000

Collette Chilton	$766	$696	$661	$636	None	$445,000

Neil A. Cotty	$773	$699	$663	$636	None	$467,500

Henry R. Keizer[2]	$784	$704	$665	$636	None	$490,000

Cynthia A. Montgomery[3]	$784	$704	$665	$636	None	$490,000

Donald C. Opatrny[4]	$784	$704	$665	$636	None	$490,000

Lori Richards	$766	$696	$661	$636	None	$445,000

Mark Stalnecker[5]	$824	$722	$673	$637	None	$595,000

Kenneth L. Urish	$766	$696	$661	$636	None	$445,000

Claire A. Walton[6]	$784	$704	$665	$636	None	$490,000

Interested Trustees

Robert Fairbairn	None	None	None	None	None	None

John M. Perlowski	None	None	None	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see “Biographical Information” beginning on page I-19.
[2]	Chair of the Audit Committee.
[3]	Chair of the Governance Committee.
[4]	Chair of the Performance Oversight Committee.
[5]	Chair of the Board and Chair of the Ad Hoc Topics Committee.
[6]	Chair of the Compliance Committee.

IV.	Management, Advisory and Other Service Arrangements

Investment Adviser

BFA provides investment advisory services to each Fund pursuant to an investment advisory contract (the “Advisory Contract”) with the Trust. BFA, in turn, has entered into sub-advisory agreements (the “Sub-Advisory Agreements”) with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and, together with BIL, the “Sub-Advisers”) with respect to each Fund with substantially identical terms, conditions and fees. Pursuant to the Advisory Contract, BFA furnishes to the Board periodic reports on the investment strategy and performance of each Fund.

BFA is an indirect majority-owned subsidiary of BlackRock, Inc.

The Advisory Contract is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of a Fund, provided that in either event the continuance also is approved by a majority of Independent Trustees of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty on 60 days’ written notice by either party. The Advisory Contract will terminate automatically, as to each Fund, in the event of its assignment (as defined in the Investment Company Act).

BFA is entitled to receive monthly fees at the annual rate of 0.30% of the average daily net assets of each Fund.

Pursuant to the Sub-Advisory Agreements, BFA pays each Sub-Adviser for providing services to BFA with respect to each Fund a monthly fee at an annual rate equal to a percentage of the management fee paid to BFA under the Advisory Contract.

BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse the Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined Management Fee and Administration Fee of each share class of the Fund, through June 30, 2027. In addition, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2027. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Investment Advisor

For the fiscal years shown below, BFA provided an offsetting credit for Independent Expenses, in the amounts shown, against management fees paid by the funds:

Fund Portfolio	Fiscal Year Ended December 31, 2025
	Fees Paid to BFA	Fees Waived by BFA	Expenses Reimbursed by BFA

BlackRock LifePath® Dynamic Retirement Fund	$1,394,453	$818,195	$18,703

BlackRock LifePath® Dynamic 2030 Fund	$1,437,654	$912,483	$33,729

BlackRock LifePath® Dynamic 2035 Fund	$1,139,360	$784,661	$34,167

BlackRock LifePath® Dynamic 2040 Fund	$1,474,544	$1,105,340	$34,241

BlackRock LifePath® Dynamic 2045 Fund	$952,742	$702,450	$33,618

BlackRock LifePath® Dynamic 2050 Fund	$1,070,100	$762,284	$33,773

BlackRock LifePath® Dynamic 2055 Fund	$786,955	$546,651	$33,122

BlackRock LifePath® Dynamic 2060 Fund	$382,875	$267,527	$31,808

BlackRock LifePath® Dynamic 2065 Fund	$174,389	$120,351	$31,339

BlackRock LifePath® Dynamic 2070 Fund	$13,188	$9,669	$31,355

Fund Portfolio	Fiscal Year Ended December 31, 2024
	Fees Paid to BFA	Fees Waived by BFA	Expenses Reimbursed by BFA

BlackRock LifePath® Dynamic Retirement Fund	$855,210	$694,933	$29,877

BlackRock LifePath® Dynamic 2030 Fund	$1,047,492	$722,852	$33,242

BlackRock LifePath® Dynamic 2035 Fund	$676,834	$439,193	$32,241

BlackRock LifePath® Dynamic 2040 Fund	$1,054,995	$784,027	$33,244

BlackRock LifePath® Dynamic 2045 Fund	$567,680	$384,286	$31,975

BlackRock LifePath® Dynamic 2050 Fund	$678,742	$498,635	$32,246

BlackRock LifePath® Dynamic 2055 Fund	$444,573	$309,675	$31,645

BlackRock LifePath® Dynamic 2060 Fund	$164,667	$112,289	$30,823

BlackRock LifePath® Dynamic 2065 Fund	$68,200	$42,647	$30,709

BlackRock LifePath® Dynamic 2070 Fund	$3,230	$2,422	$22,385

	Fiscal Year Ended December 31, 2023
Fund Portfolio	Fees Paid to BFA	Fees Waived by BFA	Expenses Reimbursed by BFA

BlackRock LifePath® Dynamic Retirement Fund	$610,812	$451,932	$28,537

BlackRock LifePath® Dynamic 2030 Fund	$781,965	$607,726	$28,994

BlackRock LifePath® Dynamic 2035 Fund	$385,754	$300,094	$27,978

BlackRock LifePath® Dynamic 2040 Fund	$749,812	$627,385	$28,937

BlackRock LifePath® Dynamic 2045 Fund	$324,019	$259,026	$27,819

BlackRock LifePath® Dynamic 2050 Fund	$424,943	$370,781	$28,100

BlackRock LifePath® Dynamic 2055 Fund	$231,489	$194,122	$27,539

BlackRock LifePath® Dynamic 2060 Fund	$64,767	$54,130	$27,127

BlackRock LifePath® Dynamic 2065 Fund	$25,021	$20,579	$28,374

Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2036. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Fund.

Underlying Funds. BFA or its affiliate serves as investment adviser to certain Underlying Funds. Each Fund, as a shareholder of the Underlying Funds, bears a pro rata share of the Underlying Funds’ management fees, which are based on aggregate net assets. As discussed above, BFA and BAL have contractually agreed to reimburse each Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined management fee and administration fee of each share class of the Fund, through June 30, 2027.

Administration Arrangements

The Trust has engaged BAL to provide certain administration services to the Funds. BAL and its affiliates provide the Funds with administration services, including management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the Funds’ administrative operations, preparation of proxy statements and shareholder reports. BAL and its affiliates also furnish office space and certain facilities to conduct the Funds’ business and compensate the Trust’s Trustees, officers and employees who are affiliated with BAL. BAL is entitled to receive an annual administration fee of 0.29% of the average daily net assets of Investor A, Investor C and Institutional Shares, 0.24% of the average daily net assets of Class R Shares and 0.04% of the average daily net assets of Class K Shares of each Fund for providing administrative services.

BFA and BAL have contractually agreed to reimburse each Fund for Acquired Fund Fees and Expenses up to a maximum amount equal to the combined management fee and administration fee of each share class of the Fund, through June 30, 2027.

BAL also may engage and supervise Shareholder Servicing Agents, as defined in “Shareholder Servicing Agents” below, on behalf of Investor A, Investor C, Institutional and Class R Shares of the Funds.

BAL has also agreed to bear all costs of the Funds’ operations, including shareholder servicing fees described below, other than brokerage expenses, management fees, distribution plan expenses, certain fees and expenses related to the Trust’s Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

For the fiscal years shown below, the Funds paid to BAL administration fees, and BAL waived administration fees and/or reimbursed expenses, as follows:

	Fiscal Year Ended December 31, 2025
LifePath Portfolio	Fees Paid to the Administrator	Fees Waived by the Administrator	Expenses Reimbursed by the Administrator

BlackRock LifePath® Dynamic Retirement Fund	$622,030	$0	$0

BlackRock LifePath® Dynamic 2030 Fund	$671,866	$0	$0

BlackRock LifePath® Dynamic 2035 Fund	$306,877	$0	$0

BlackRock LifePath® Dynamic 2040 Fund	$725,214	$0	$0

BlackRock LifePath ®Dynamic 2045 Fund	$268,618	$0	$0

BlackRock LifePath® Dynamic 2050 Fund	$463,622	$0	$0

BlackRock LifePath® Dynamic 2055 Fund	$229,064	$0	$0

BlackRock LifePath® Dynamic 2060 Fund	$103,442	$0	$0

BlackRock LifePath® Dynamic 2065 Fund	$60,861	$0	$0

BlackRock LifePath® Dynamic 2070 Fund	$2,814	$0	$0

	Fiscal Year Ended December 31, 2024
LifePath Portfolio	Fees Paid to the Administrator	Fees Waived by the Administrator	Expenses Reimbursed by the Administrator

BlackRock LifePath® Dynamic Retirement Fund	$501,681	$0	$0

BlackRock LifePath® Dynamic 2030 Fund	$612,732	$0	$0

BlackRock LifePath® Dynamic 2035 Fund	$219,473	$0	$0

BlackRock LifePath® Dynamic 2040 Fund	$633,890	$0	$0

BlackRock LifePath ®Dynamic 2045 Fund	$183,814	$0	$0

BlackRock LifePath® Dynamic 2050 Fund	$368,854	$0	$0

BlackRock LifePath® Dynamic 2055 Fund	$146,476	$0	$0

BlackRock LifePath® Dynamic 2060 Fund	$49,234	$0	$0

BlackRock LifePath® Dynamic 2065 Fund	$28,339	$0	$0

BlackRock LifePath® Dynamic 2070 Fund	$686	$0	$0

	Fiscal Year Ended December 31, 2023
LifePath Portfolio	Fees Paid to the Administrator	Fees Waived by the Administrator	Expenses Reimbursed by the Administrator

BlackRock LifePath® Dynamic Retirement Fund	$462,985	$0	$0

BlackRock LifePath® Dynamic 2030 Fund	$557,440	$0	$0

BlackRock LifePath® Dynamic 2035 Fund	$166,568	$0	$0

BlackRock LifePath® Dynamic 2040 Fund	$546,885	$0	$0

BlackRock LifePath® Dynamic 2045 Fund	$128,888	$0	$0

BlackRock LifePath® Dynamic 2050 Fund	$285,572	$0	$0

BlackRock LifePath® Dynamic 2055 Fund	$99,582	$0	$0

BlackRock LifePath® Dynamic 2060 Fund	$23,769	$0	$0

BlackRock LifePath® Dynamic 2065 Fund	$11,474	$0	$0

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the Independent Registered Public Accounting Firm that provides audit services in connection with the Funds (collectively referred to as the “Independent Expenses”) are paid directly by the Funds. Each of BAL and BFA, as applicable, has contractually undertaken, through June 30, 2036, to reimburse or provide an offsetting credit to the Funds for such Independent Expenses. This contractual arrangement may not be terminated prior to July 1, 2036 unless approved by a majority of the non-interested trustees of the Trust (with 90 days’ notice) or by a vote of the majority of outstanding voting securities of the Funds.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BAL provides certain shareholder liaison services in connection with the Trust’s investor service center. The Trust, on behalf of the Funds, reimburses BAL for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.

For the past three fiscal years, the Funds did not reimburse BAL fees for services it provided under this agreement.

Information Regarding the Portfolio Managers

Philip Green, Chris Chung, CFA and Michael Pensky, CFA, the portfolio managers, are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Funds, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2025.

BlackRock LifePath® Dynamic Retirement Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.64 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$92.86 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.2 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2030 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.60 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$92.83 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.2 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2035 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.68 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$92.91 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.2 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2040 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.58 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$92.80 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.1 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2045 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.75 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$92.97 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.3 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2050 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.71 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$92.94 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.3 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2055 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.82 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$93.04 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.4 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2060 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$20.97 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$93.20 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.5 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2065 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$21.05 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$93.28 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.6 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

BlackRock LifePath® Dynamic 2070 Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Philip Green	27	53	16	0	6	6

	$21.13 Billion	$26.89 Billion	$13.00 Billion	$0	$2.60 Billion	$6.07 Billion

Chris Chung, CFA	29	11	0	0	0	0

	$93.36 Billion	$1.63 Billion	$0	$0	$0	$0

Michael Pensky, CFA	37	54	6	0	8	0

	$110.7 Billion	$19.78 Billion	$1.04 Billion	$0	$3.10 Billion	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation: Mr. Chung

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for Mr. Chung are: A combination of market-based indices (Russell 1000, MSCI All-Country World, Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation: Messrs. Green and Pensky

Discretionary incentive compensation is a function of several components: the commercial performance of BlackRock, Inc., the commercial performance of the portfolio manager’s group, client investment performance relative to predetermined benchmarks for which the portfolio manager’s group is responsible, and the individual’s contribution to the overall performance of these portfolios and BlackRock. Commercial and investment performance is generally assessed over trailing 1-,3-, and 5-year periods. The relative benchmarks for these portfolio managers are:

Portfolio Manager	Applicable Benchmarks

Philip Green	A combination of market-based indices (Russell 1000, MSCI All Country World Index, ICE BofA 3-Month US T Bill), certain custom indices and certain fund industry peer groups.

Michael Pensky, CFA	A combination of market-based indices (MSCI EAFE, Russell 3000, Bloomberg U.S. Aggregate Bond Index, ICE BofA 3-Month US T Bill), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Beneficial Ownership

As of December 31, 2025, the portfolio managers beneficially owned no interests in any of the Funds for which they are primarily responsible for the day-to-day management.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain Fund managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that Mr. Green may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Green may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Shareholder Servicing Agents

The Board has adopted a Shareholder Servicing Plan pursuant to which the Funds have entered or may enter into Shareholder Servicing Agreements with BAL and other entities, and BAL may also enter into such Agreements with securities dealers, brokers, investment advisers, service providers or other industry professionals (including BlackRock, BlackRock Investments, LLC (“BRIL”), Barclays PLC (“Barclays”) and their affiliates) (collectively, “Shareholder Servicing Agents”) for the provision of certain services to holders of Investor A, Investor C, Institutional and Class R Shares. No such agreements are contemplated in respect of Class K Shares. The shareholder services provided by BAL or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled “Administration Arrangements,” BAL pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust’s Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BAL or the Funds’ other service providers. For providing some or all of these services for investors in shares of each Fund, each Shareholder Servicing Agent is entitled to receive a monthly fee at an annual rate of up to 0.25% of the average daily net assets of shares of each Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds’ Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Accounting Services

State Street Bank and Trust Company (“State Street”), serves as the accounting services provider for the Funds. State Street maintains the books of account and other financial records (other than those maintained by the Funds’ custodian); records general ledger entries; calculates daily net income; reconciles activity to the trial balance; calculates and publishes daily net asset value; prepares account balances; and provides such other accounting services as may be required. In connection with its accounting services, State Street also provides certain administration services.

Custodian

State Street, which has its principal place of business at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for each Fund (the “Custodian”). The Custodian, among other responsibilities, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of each Fund.

Transfer and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, acts as each Fund’s transfer and dividend disbursing agent and is located at 118 Flanders Road, Westborough, MA 01581.

Credit Agreement

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.4 billion credit agreement with a group of lenders, which facility terminates on April 8, 2027, unless otherwise extended or renewed (the “Credit Agreement”). Excluding commitments designated for certain Participating Funds, the Participating Funds, including each Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. However, each Fund may not borrow under the Credit Agreement for leverage. Each Fund may borrow up to the maximum amount allowable under its current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a Fund which may impact the Fund’s net expenses. The costs of borrowing may reduce a Fund’s return. Each Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If a Fund borrows pursuant to the Credit Agreement, the Fund will be charged interest at a variable rate.

V.	Information on Sales Charges and Distribution Related Expenses

Distributor

BlackRock Investments, LLC (“BRIL” or the “Distributor”) is the distributor for the Funds’ shares. BRIL is a registered broker-dealer located at 50 Hudson Yards, New York, New York 10001. The Trust has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis.

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by the Funds, including the amounts paid to affiliates of BFA, for the periods indicated.

Investor A Sales Charge Information

	Fiscal Year Ended December 31, 2025
Fund	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares

BlackRock LifePath® Dynamic Retirement Fund	$8,457	$828	$828	$0

BlackRock LifePath® Dynamic 2030 Fund	$10,293	$807	$807	$0

BlackRock LifePath® Dynamic 2035 Fund	$16,258	$1,315	$1,315	$0

BlackRock LifePath® Dynamic 2040 Fund	$20,440	$1,180	$1,180	$0

BlackRock LifePath® Dynamic 2045 Fund	$19,578	$1,162	$1,162	$0

BlackRock LifePath® Dynamic 2050 Fund	$14,775	$756	$756	$0

BlackRock LifePath® Dynamic 2055 Fund	$20,334	$1,132	$1,132	$0

BlackRock LifePath® Dynamic 2060 Fund	$22,287	$1,199	$1,199	$0

BlackRock LifePath® Dynamic 2065 Fund	$23,524	$1,264	$1,264	$0

BlackRock LifePath® Dynamic 2070 Fund	$1,027	$58	$58	$0

	Fiscal Year Ended December 31, 2024
Fund	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares

BlackRock LifePath® Dynamic Retirement Fund	$11,312	$1,265	$1,265	$0

BlackRock LifePath® Dynamic 2030 Fund	$6,548	$438	$438	$0

BlackRock LifePath® Dynamic 2035 Fund	$9,203	$553	$553	$0

BlackRock LifePath® Dynamic 2040 Fund	$14,922	$802	$802	$0

BlackRock LifePath® Dynamic 2045 Fund	$8,665	$529	$529	$0

BlackRock LifePath® Dynamic 2050 Fund	$27,988	$1,745	$1,745	$0

BlackRock LifePath® Dynamic 2055 Fund	$21,948	$1,295	$1,295	$0

BlackRock LifePath® Dynamic 2060 Fund	$15,198	$796	$796	$0

BlackRock LifePath® Dynamic 2065 Fund	$19,565	$984	$984	$0

BlackRock LifePath® Dynamic 2070 Fund	$0	$0	$0	$0

	Fiscal Year Ended December 31, 2023
Fund	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares

BlackRock LifePath® Dynamic Retirement Fund	$10,290	$992	$992	$0

BlackRock LifePath® Dynamic 2030 Fund	$11,924	$759	$759	$0

BlackRock LifePath® Dynamic 2035 Fund	$15,071	$924	$924	$0

BlackRock LifePath® Dynamic 2040 Fund	$16,617	$1,061	$1,061	$0

BlackRock LifePath® Dynamic 2045 Fund	$11,467	$654	$654	$0

BlackRock LifePath® Dynamic 2050 Fund	$13,591	$737	$737	$0

BlackRock LifePath® Dynamic 2055 Fund	$25,846	$1,590	$1,590	$0

BlackRock LifePath® Dynamic 2060 Fund	$9,480	$454	$454	$0

BlackRock LifePath® Dynamic 2065 Fund	$18,847	$1,011	$1,011	$0

Investor C Sales Charge Information

	Fiscal Year Ended December 31, 2025
Fund	CDCs Received by BRIL	CDCs Paid to Affiliates

BlackRock LifePath® Dynamic Retirement Fund	$0	$0

BlackRock LifePath® Dynamic 2030 Fund	$222	$222

BlackRock LifePath® Dynamic 2035 Fund	$296	$296

BlackRock LifePath® Dynamic 2040 Fund	$113	$113

BlackRock LifePath® Dynamic 2045 Fund	$251	$251

BlackRock LifePath® Dynamic 2050 Fund	$2,158	$2,158

BlackRock LifePath® Dynamic 2055 Fund	$79	$79

BlackRock LifePath® Dynamic 2060 Fund	$0	$0

BlackRock LifePath® Dynamic 2065 Fund	$596	$596

BlackRock LifePath® Dynamic 2070 Fund	$0	$0

	Fiscal Year Ended December 31, 2024
Fund	CDCs Received by BRIL	CDCs Paid to Affiliates

BlackRock LifePath® Dynamic Retirement Fund	$5	$5

BlackRock LifePath® Dynamic 2030 Fund	$226	$226

BlackRock LifePath® Dynamic 2035 Fund	$897	$897

BlackRock LifePath® Dynamic 2040 Fund	$151	$151

BlackRock LifePath® Dynamic 2045 Fund	$307	$307

BlackRock LifePath® Dynamic 2050 Fund	$154	$154

BlackRock LifePath® Dynamic 2055 Fund	$614	$614

BlackRock LifePath® Dynamic 2060 Fund	$265	$265

BlackRock LifePath® Dynamic 2065 Fund	$114	$114

BlackRock LifePath® Dynamic 2070 Fund	$0	$0

	Fiscal Year Ended December 31, 2023
Fund	CDCs Received by BRIL	CDCs Paid to Affiliates

BlackRock LifePath® Dynamic Retirement Fund	$114	$114

BlackRock LifePath® Dynamic 2030 Fund	$481	$481

BlackRock LifePath® Dynamic 2035 Fund	$542	$542

BlackRock LifePath® Dynamic 2040 Fund	$0	$0

BlackRock LifePath® Dynamic 2045 Fund	$922	$922

BlackRock LifePath® Dynamic 2050 Fund	$451	$451

BlackRock LifePath® Dynamic 2055 Fund	$102	$102

BlackRock LifePath® Dynamic 2060 Fund	$126	$126

BlackRock LifePath® Dynamic 2065 Fund	$590	$590

The table below provides information for the fiscal year ended December 31, 2025 about the distribution and/ or service fees each Fund paid to BRIL pursuant to the Funds’ Distribution and Service Plan. A portion of the fees collected by BRIL were paid to affiliates, for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution related activities and services for Investor C and Class R Shares.

Fund	Investor A Shares	Investor C Shares	Class R Shares

BlackRock LifePath® Dynamic Retirement Fund	$311,732	$23,773	$67,308

BlackRock LifePath® Dynamic 2030 Fund	$331,466	$20,448	$51,899

BlackRock LifePath® Dynamic 2035 Fund	$98,378	$32,163	$42,199

BlackRock LifePath® Dynamic 2040 Fund	$365,219	$27,049	$64,788

BlackRock LifePath® Dynamic 2045 Fund	$97,266	$16,255	$54,200

BlackRock LifePath® Dynamic 2050 Fund	$242,931	$18,944	$50,994

BlackRock LifePath® Dynamic 2055 Fund	$85,166	$14,068	$36,722

BlackRock LifePath® Dynamic 2060 Fund	$24,038	$952	$27,122

BlackRock LifePath® Dynamic 2065 Fund	$29,261	$8,975	$3,366

BlackRock LifePath® Dynamic 2070 Fund	$315	$1,048	$540

VI.	Computation of Offering Price Per Share

An illustration of the computation of the offering price of the Investor A Shares of each Fund based on the value of each Fund’s Investor A Shares’ net assets and the number of Investor A Shares outstanding on December 31, 2025, is set forth below.

Computation of Offering Price Per Share:	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund

Net Assets	$127,301,230	$134,117,154	$45,174,486	$152,368,589	$45,715,891

Number of Shares Outstanding	16,361,375	9,859,160	2,638,775	9,757,582	2,332,389

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$7.78	$13.60	$17.12	$15.62	$19.60

Sales Charge (5.25% of offering price; 5.54% of net asset value per share)[1]	0.43	0.75	0.95	0.87	1.09

Offering Price	$8.21	$14.35	$18.07	$16.49	$20.69

Computation of Offering Price Per Share:	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund

Net Assets	$106,870,044	$41,618,934	$14,071,860	$14,925,116	$189,284

Number of Shares Outstanding	4,240,948	1,919,475	834,333	979,676	16,480

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$25.20	$21.68	$16.87	$15.23	$11.49

Sales Charge (5.25% of offering price; 5.54% of net asset value per share)[1]	1.40	1.20	0.93	0.84	0.64

Offering Price	$26.60	$22.88	$17.80	$16.07	$12.13

[1]	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

The offering price for each Fund’s other share classes is equal to the share class’ net asset value computed as set forth above for Investor A Shares. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this SAI.

VII.	Portfolio Transactions and Brokerage

See “Portfolio Transactions and Brokerage” in Part II of this SAI for more information.

Brokerage Commissions

Each Fund purchases and sells those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer — the Underlying Funds. Each Fund purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

Information about the brokerage commissions paid by each Fund for the periods shown is set forth in the following table:

	Fiscal Year Ended December 31,
Fund	2025	2024	2023

BlackRock LifePath® Dynamic Retirement Fund	$32,038	$25,988	$14,028

BlackRock LifePath® Dynamic 2030 Fund	$40,266	$31,158	$16,236

BlackRock LifePath® Dynamic 2035 Fund	$38,448	$25,835	$9,513

BlackRock LifePath® Dynamic 2040 Fund	$50,952	$30,768	$15,540

BlackRock LifePath® Dynamic 2045 Fund	$45,415	$24,422	$10,041

BlackRock LifePath® Dynamic 2050 Fund	$51,466	$26,219	$9,580

BlackRock LifePath® Dynamic 2055 Fund	$36,198	$19,990	$7,423

BlackRock LifePath® Dynamic 2060 Fund	$19,066	$9,259	$2,868

BlackRock LifePath® Dynamic 2065 Fund	$9,505	$4,505	$1,250

BlackRock LifePath® Dynamic 2070 Fund	$628	$145	N/A

Regular Broker-Dealer Information:

During the past three fiscal years, the Funds paid no brokerage commissions to brokers affiliated with BFA.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing Section 28(e) research/brokerage services under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2025. The provision of Section 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

Fund	Amount of Commissions Paid to Brokers for Providing 28(e) Eligible Research Services	Amount of Brokerage Transactions Involved

BlackRock LifePath® Dynamic Retirement Fund	$0	$0

BlackRock LifePath® Dynamic 2030 Fund	$0	$0

BlackRock LifePath® Dynamic 2035 Fund	$0	$0

BlackRock LifePath® Dynamic 2040 Fund	$0	$0

BlackRock LifePath® Dynamic 2045 Fund	$0	$0

BlackRock LifePath® Dynamic 2050 Fund	$0	$0

BlackRock LifePath® Dynamic 2055 Fund	$0	$0

BlackRock LifePath® Dynamic 2060 Fund	$106.09	$330,482.60

BlackRock LifePath® Dynamic 2065 Fund	$0	$0

BlackRock LifePath® Dynamic 2070 Fund	$46.45	$140,054.08

Securities Lending

To the extent that a Fund engages in securities lending, the Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (previously defined as “BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”). BTC administers the lending program in accordance with guidelines approved by the Board.

The Funds retain a portion of the securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in money market funds advised by BFA or its affiliates, and such fees will not be subject to any waivers (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees a Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. To the extent that a Fund invests cash collateral in a non-government money market fund, the Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, a Fund will be subject to a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Fund’s returns on securities lending.

Under the securities lending program, each Fund is categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.

Pursuant to the current securities lending agreement: (i) the Funds retain 82% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, each Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

The services provided to each Fund by BTC, in the most recent fiscal year ended December 31, 2025, primarily included the following:

(1)	selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of each Fund with each such borrower;
(2)	negotiating the terms of securities loans, including the amount of fees;
(3)	directing the delivery of loaned securities;
(4)	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5)	investing cash collateral received in connection with any loaned securities;
(6)	monitoring distributions on loaned securities (for example, interest and dividend activity);
(7)

in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and

(8)	terminating securities loans and arranging for the return of loaned securities to each Fund at loan termination.

The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended December 31, 2025.

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund
(1) Gross income from securities lending activities	$378,494	$749,559	$663,501	$1,161,698	$862,716

(2) Fees and/or compensation for securities lending activities and related services
(a) Securities lending income paid to BTC for services as securities lending agent	$3,975	$9,387	$8,096	$14,813	$9,896
(b) Cash collateral management expenses not included in (a)	$3,465	$6,797	$6,049	$10,528	$7,845
(c) Administrative fees not included in (a)	$0	$0	$0	$0	$0
(d) Indemnification fees not included in (a)	$0	$0	$0	$0	$0
(e) Rebates (paid to borrowers)	$350,349	$686,414	$608,371	$1,062,346	$795,036
(f) Other fees not included in (a)	$0	$0	$0	$0	$0

(3) Aggregate fees/compensation for securities lending activities	$357,789	$702,598	$622,516	$1,087,687	$812,777

(4) Net income from securities lending activities	$20,705	$46,961	$40,985	$74,011	$49,939

	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund	BlackRock LifePath® Dynamic 2070 Fund
(1) Gross income from securities lending activities	$1,171,507	$657,352	$520,547	$172,670	$20,941

(2) Fees and/or compensation for securities lending activities and related services
(a) Securities lending income paid to BTC for services as securities lending agent	$12,819	$7,399	$6,012	$2,189	$274
(b) Cash collateral management expenses not included in (a)	$10,667	$6,009	$4,754	$1,577	$191
(c) Administrative fees not included in (a)	$0	$0	$0	$0	$0
(d) Indemnification fees not included in (a)	$0	$0	$0	$0	$0
(e) Rebates (paid to borrowers)	$1,082,843	$606,274	$479,490	$158,019	$19,130
(f) Other fees not included in (a)	$0	$0	$0	$0	$0

(3) Aggregate fees/compensation for securities lending activities	$1,106,329	$619,682	$490,256	$161,785	$19,595

(4) Net income from securities lending activities	$65,178	$37,670	$30,291	$10,885	$1,346

VIII.	Additional Information

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, with offices at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm.

Counsel. Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Principal Shareholders

To the knowledge of the Trust, the following entities owned of record or beneficially 5% or more of a class of a Fund’s shares as of April 1, 2026:

LifePath® Dynamic Retirement Fund

Name	Address	%	Class

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	65.92%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	6.07%	Investor A Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	5.68%	Investor A Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	28.23%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	20.51%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	6.56%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	6.50%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5.31%	Investor C Shares

Raymond James	880 Carillon Parkway Saint Petersburg, FL 33716	5.03%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	26.09%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.52%	Investor K Shares

Voya Institutional Trust Company	One Orange Way Windsor, CT 06095-4773	8.47%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.61%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	56.48%	Investor R Shares

Ascensus Trust Company	PO Box 10758 Fargo, ND 58106	17.39%	Investor R Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	5.29%	Investor R Shares

Charles Schwab & Co Inc. Special	101 Montgomery Street San Francisco, CA 94104-4122	40.26%	Institutional Shares

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	15.91%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	12.28%	Institutional Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	6.69%	Institutional Shares

LifePath® Dynamic 2030 Fund

Name	Address	%	Class

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	72.65%	Investor A Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	6.27%	Investor A Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	28.40%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	14.24%	Investor C Shares

Name	Address	%	Class

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	9.79%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5.11%	Investor C Shares

Raymond James	880 Carillon Parkway Saint Petersburg, FL 33716	5.07%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	25.48%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	10.57%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	10.04%	Investor K Shares

State Street Bank	1 Lincoln Street Boston, MA 02111	5.92%	Investor K Shares

The Northern Trust Company	PO Box 92994 Chicago, IL 60675-2994	5.41%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	65.68%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.42%	Investor R Shares

Ascensus Trust Company	PO Box 10758 Fargo, ND 58106	7.18%	Investor R Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	37.72%	Institutional Shares

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	21.97%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	15.34%	Institutional Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.00%	Institutional Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.63%	Institutional Shares

LifePath® Dynamic 2035 Fund

Name	Address	%	Class

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	41.09%	Investor A Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	17.59%	Investor A Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	9.79%	Investor A Shares

Edward D. Jones and Co.	12555 Manchester Road St Louis, MO 63131-3710	5.17%	Investor A Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	17.10%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	11.62%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	9.58%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	8.71%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5.89%	Investor C Shares

Ascensus Trust Company	PO Box 10758 Fargo, ND 58106	5.13%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	25.28%	Investor K Shares

Voya Institutional Trust Company	One Orange Way Windsor, CT 06095-4773	10.91%	Investor K Shares

Name	Address	%	Class

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	10.59%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	5.90%	Investor K Shares

State Street Bank	1 Lincoln Street Boston, MA 02111	5.62%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	63.00%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.25%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.22%	Investor R Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	5.36%	Investor R Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	32.40%	Institutional Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	21.04%	Institutional Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	12.47%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	11.79%	Institutional Shares

LifePath® Dynamic 2040 Fund

Name	Address	%	Class

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	76.93%	Investor A Shares

Ascensus Trust Company	PO Box 10758 Fargo, ND 58106	21.05%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	13.33%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	10.08%	Investor C Shares

BNYM I S Trust Co Cust	301 Bellevue Parkway Wilmington, DE 19809	5.07%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	5.02%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	32.37%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.36%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	5.75%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	69.47%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	10.25%	Investor R Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	44.32%	Institutional Shares

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	24.01%	Institutional Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	8.62%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	5.35%	Institutional Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	5.23%	Institutional Shares

LifePath® Dynamic 2045 Fund

Name	Address	%	Class

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	24.12%	Investor A Shares

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	22.63%	Investor A Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	13.18%	Investor A Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	7.01%	Investor A Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.50%	Investor A Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	24.48%	Investor C Shares

Ascensus Trust Company	PO Box 10758 Fargo, ND 58106	10.03%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	8.93%	Investor C Shares

BNYM I S Trust Co Cust	301 Bellevue Parkway Wilmington, DE 19809	8.81%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	25.08%	Investor K Shares

Voya Institutional Trust Company	One Orange Way Windsor, CT 06095-4773	16.97%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	10.52%	Investor K Shares

Matrix Trust Company	PO Box 52129 Phoenix, AZ 85072-2129	5.70%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	83.83%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	40.52%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	18.97%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	12.58%	Institutional Shares

LifePath® Dynamic 2050 Fund

Name	Address	%	Class

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	69.30%	Investor A Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	9.18%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	9.03%	Investor A Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	13.50%	Investor C Shares

BNYM I S Trust Co Cust	301 Bellevue Parkway Wilmington, DE 19809	12.18%	Investor C Shares

BNYM I S Trust Co Cust	301 Bellevue Parkway Wilmington, DE 19809	7.69%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	7.15%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.73%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	30.10%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	11.29%	Investor K Shares

Name	Address	%	Class

Voya Institutional Trust Company	One Orange Way Windsor, CT 06095-4773	6.51%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.27%	Investor K Shares

Matrix Trust Company	PO Box 52129 Phoenix, AZ 85072-2129	5.80%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	68.48%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	7.07%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	24.45%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	19.57%	Institutional Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	19.37%	Institutional Shares

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	17.63%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	10.07%	Institutional Shares

LifePath® Dynamic 2055 Fund

Name	Address	%	Class

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	31.78%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	24.97%	Investor A Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	13.79%	Investor A Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	13.47%	Investor A Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	16.30%	Investor C Shares

Ascensus Trust Company	PO Box 10758 Fargo, ND 58106	10.59%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	9.00%	Investor C Shares

BNYM I S Trust Co Cust	301 Bellevue Parkway Wilmington, DE 19809	7.40%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.19%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7.11%	Investor C Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5.63%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	28.35%	Investor K Shares

Voya Institutional Trust Company	One Orange Way Windsor, CT 06095-4773	18.55%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	10.16%	Investor K Shares

Matrix Trust Company	PO Box 52129 Phoenix, AZ 85072-2129	5.98%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	5.63%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	77.63%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.96%	Investor R Shares

Name	Address	%	Class

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	35.27%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	22.50%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	12.70%	Institutional Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5.95%	Institutional Shares

LifePath® Dynamic 2060 Fund

Name	Address	%	Class

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	29.69%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	29.56%	Investor A Shares

Talcott Resolution Life Insurance	PO Box 5051 Hartford, CT 06102	11.05%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.85%	Investor A Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.84%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	78.69%	Investor C Shares

BNYM I S Trust Co Cust	301 Bellevue Parkway Wilmington, DE 19809	12.68%	Investor C Shares

BNYM I S Trust Co Cust	301 Bellevue Parkway Wilmington, DE 19809	8.61%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	28.16%	Investor K Shares

Matrix Trust Company	PO Box 52129 Phoenix, AZ 85072-2129	9.68%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.61%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.35%	Investor K Shares

Voya Institutional Trust Company	One Orange Way Windsor, CT 06095-4773	7.34%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.54%	Investor K Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	84.33%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	8.14%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	50.10%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	24.48%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	13.37%	Institutional Shares

LifePath® Dynamic 2065 Fund

Name	Address	%	Class

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	71.48%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.75%	Investor A Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	57.47%	Investor C Shares

Name	Address	%	Class

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	30.15%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	9.46%	Investor C Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	22.13%	Investor K Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	18.35%	Investor K Shares

Matrix Trust Company	PO Box 52129 Phoenix, AZ 85072-2129	16.61%	Investor K Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	8.08%	Investor K Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	5.50%	Investor K Shares

Voya Institutional Trust Company	One Orange Way Windsor, CT 06095-4773	5.02%	Investor K Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	60.91%	Investor R Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	17.80%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	12.10%	Investor R Shares

Matrix Trust Company	717 17th Street, Suite 1300 Denver, CO 80202	7.40%	Investor R Shares

Empower Trust	8515 East Orchard Road 2T2 Greenwood Village, CO 80111	64.11%	Institutional Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	21.83%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	7.17%	Institutional Shares

LifePath® Dynamic 2070 Fund

Name	Address	%	Class

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	49.18%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	31.53%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NY 07310-2010	16.95%	Investor A Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	100%	Investor C Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	70.65%	Investor K Shares

DCGT as TTEE and/or CUST	711 High Street Des Moines, IA 50392	11.06%	Investor K Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	6.34%	Investor K Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	76.12%	Investor R Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	23.87%	Investor R Shares

BlackRock Financial Management Inc.	50 Hudson Yards New York, NY 10001-2180	93.65%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	6.34%	Institutional Shares

Capital Stock

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 37 separate and distinct series authorized and established by the Board. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the Investment Company Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund’s fundamental investment policies.

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware under the name Barclays Global Investors Funds. The Trust was originally organized as a Maryland corporation named Barclays Global Investors Funds, Inc. (the “Maryland corporation”). On August 21, 2001, the Board of Directors of the Maryland corporation approved a proposal to redomicile the Maryland corporation in Delaware as a Delaware statutory trust (the “Redomiciling”). Shareholders of the Maryland corporation approved the Redomiciling on November 16, 2001. The Trust was established with multiple series corresponding to, and having identical designations as, the series of the Maryland corporation. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Maryland corporation and adopted the Maryland corporation’s registration statement. Shortly thereafter, the Maryland corporation was dissolved. On December 1, 2009, the Trust was renamed BlackRock Funds III.

IX.	Financial Statements

The audited financial statements, financial highlights and notes thereto in the Funds’ Annual Financial Statements and Additional Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Financial Statements”), are incorporated in this SAI by reference. No other parts of the 2025 Annual Financial Statements are incorporated by reference herein. The 2025 Annual Financial Statements have been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such 2025 Annual Financial Statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of each Fund’s Annual and Semi-Annual Financial Statements and Additional Information may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this SAI.

X.	Disclaimers

The S&P Indexes are products of SPDJI and have been licensed for use by BFA or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of S&P; Dow Jones® is a registered trademark of Dow Jones, and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the iShares Trust. It is not possible to invest directly in an index. The iShares S&P Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares S&P Funds particularly or the ability of the S&P Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the iShares Trust and BFA and their affiliates with respect to the S&P Indexes is the licensing of the S&P Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to the iShares Trust, BFA or its affiliates or the iShares S&P Funds. S&P

Dow Jones Indices have no obligation to take the needs of BFA or its affiliates or the owners of the iShares S&P Funds into consideration in determining, composing or calculating the S&P Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the iShares S&P Funds or the timing of the issuance or sale of the iShares S&P Funds or in the determination or calculation of the equation by which the iShares S&P Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. There is no assurance that investment products based on the S&P Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF THE ISHARES S&P FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The iShares Russell Funds have been developed solely by BFA or its affiliates. The iShares Russell Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the LSE Group. FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell Midcap® Index and Russell 2000® Index (the “Russell Indexes”) vest in the relevant LSE Group company which owns the Russell Indexes. “FTSE®”, “Russell®”, and “FTSE Russell®”, are trade marks of the relevant LSE Group company and is/are used by any other LSE Group company under license.

The Russell Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Russell Indexes or (b) investment in or operation of the iShares Russell Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the iShares Russell Funds or the suitability of the Russell Indexes for the purpose to which it is being put by BFA or its affiliates.

The iShares J.P. Morgan USD Emerging Markets Bond ETF is not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF or any member of the public regarding the advisability of investing in securities generally or in iShares J.P. Morgan USD Emerging Markets Bond ETF in particular, or the ability of the J.P. Morgan EMBI® Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the iShares Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of J.P. Morgan and of the J.P. Morgan EMBI® Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the iShares Trust, BFA or its affiliates or iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan has no obligation to take the needs of BFA or its affiliates or the owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF into consideration in determining, composing or calculating the J.P. Morgan EMBI® Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the prices and amount of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of iShares J.P. Morgan USD Emerging Markets Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF. J.P. Morgan does not guarantee the accuracy or the completeness of the J.P. Morgan EMBI® Global Core Index or any data included therein and J.P. Morgan shall have no liability for any errors, omissions or interruptions therein. J.P. Morgan makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of iShares J.P. Morgan USD Emerging Markets Bond ETF or any other person or entity from the use of the J.P. Morgan EMBI® Global Core Index or any data included therein. J.P. Morgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the J.P. Morgan EMBI® Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the J.P. Morgan EMBI® Global Core Index or any data included therein, even if notified of the possibility of such damages.

Markit® and iBoxx® are service marks of Markit and have been licensed for use by BFA or its affiliates.

The Markit iBoxx® USD Liquid High Yield Index (the “Markit Index”) referenced herein is the property of Markit (“Index Provider”) and has been licensed for use in connection with iShares iBoxx $ High Yield Corporate Bond ETF. Each owner of iShares iBoxx $ High Yield Corporate Bond ETF acknowledges and agrees that iShares iBoxx $ High Yield Corporate Bond ETF is not sponsored, endorsed or promoted by the Index Provider. The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaims all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Markit Index or any data included therein or relating thereto, and in particular disclaims any warranty either as to the quality, accuracy and/or completeness of the Markit Index or any data included therein, the results obtained from the use of the Markit Index and/or the composition of the Markit Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in the Markit Index at any particular time on any particular date or otherwise. The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Markit Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein.

The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling iShares iBoxx $ High Yield Corporate Bond ETF, the ability of the Markit Index to track relevant markets’ performances, or otherwise relating to the Markit Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Markit Index. No party purchasing or selling iShares iBoxx $ High Yield Corporate Bond ETF, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Markit Index.

THE ISHARES MSCI FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR

ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BFA OR ITS AFFILIATES. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE ISHARES MSCI FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE ISHARES MSCI FUNDS OR THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE ISHARES MSCI FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE ISHARES MSCI FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE ISHARES MSCI FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE ISHARES MSCI FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE ISHARES MSCI FUNDS, OWNERS OF THE ISHARES MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of the iShares MSCI Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote the iShares MSCI Funds without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

“Bloomberg®” and the Bloomberg Indexes are service marks of Bloomberg and have been licensed for use for certain purposes by BFA or its affiliates.

The iShares Bloomberg Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the iShares Bloomberg Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Bloomberg Funds particularly. The only relationship of Bloomberg to BFA or its affiliates is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indexes, which is determined, composed and calculated by BISL without regard to BFA or its affiliates or the iShares Bloomberg

Funds. Bloomberg has no obligation to take the needs of BFA or its affiliates or the owners of the iShares Bloomberg Funds into consideration in determining, composing, or calculating the Bloomberg Indexes. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares Bloomberg Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to iShares Bloomberg Funds customers, in connection with the administration, marketing or trading of the iShares Bloomberg Funds.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF THE ISHARES BLOOMBERG FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ISHARES BLOOMBERG FUNDS OR BLOOMBERG INDEXES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The ICE BofA 1-5 Year US Corporate Index, ICE U.S. Treasury 1-3 Year Bond Index, ICE U.S. Treasury 3-7 Year Bond Index, ICE U.S. Treasury 7-10 Year Bond Index, ICE U.S. Treasury 10-20 Year Bond Index, ICE U.S. Treasury 20+ Year Bond Index, ICE BofA US Corporate Index, ICE BofA 5-10 Year US Corporate Index and ICE Short US Treasury Securities Index (collectively, the “ICE Indexes”) are service/trade marks of ICE Data Indices, LLC (“ICE Data”) or its affiliates (“Interactive Data”) and have been licensed for use by BlackRock, Inc. and its affiliates in connection with the iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF and iShares Short Treasury Bond ETF (collectively, the “iShares ICE Funds”). Neither BlackRock, Inc., iShares Trust nor the iShares ICE Funds, as applicable, are sponsored, endorsed, sold or promoted by ICE Data and ICE Data makes no representations or warranties regarding BlackRock, Inc. or the iShares ICE Funds or the ability of the the iShares ICE Funds to track the applicable Index.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PART II

Throughout this Statement of Additional Information (“SAI”), each BlackRock-advised fund may be referred to as a “Fund” or collectively with others as the “Funds.” Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” the boards of trustees/directors of each Fund are referred to as the “Board of Directors” or the “Board,” BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this SAI uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to a particular Fund.

Investment Risks and Considerations

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s prospectuses (the “Prospectus”) and the “Investment Objective and Policies,” “Investment Objectives and Policies” or “Investment Strategies and Risks of the Fund” section, as applicable, of Part I of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s SAI.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the equity and other securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

Certain Funds may also borrow in order to make investments, to the extent disclosed in such Fund’s Prospectus. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value (“NAV”) of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager. For more information on money market instruments, see “Money Market Securities” below.

Collateralized Debt Obligations. Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Investments in a CLO organized outside of the United States may not be deemed to be foreign securities if the CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. Most Funds can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by a Fund’s Manager or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Commercial paper is generally considered to be short-term unsecured debt of corporations. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment generally makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. “Cash-Settled Convertibles” are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. “Manufactured Convertibles” are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the

Manager may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Corporate Loans. Certain Funds may invest in corporate loans. Corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions or institutional investors (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” below. A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments may lack sufficient liquidity, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a sufficiently liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Leading financial institutions often act as agent for a broader group of Lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. Failure by the syndicate agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Funds, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Direct Lending. The Fund may act as the originator for direct loans and engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured.

In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. The risks associated with direct loans are substantially similar to those associated with investing in corporate loans. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.

However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government Securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed-income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed-income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed-income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.

Floating and Variable Rate Securities. Certain Funds may invest in debt instruments that pay a variable coupon rate. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Benchmark interest rates used for floating and variable rate securities may not accurately track market interest rates.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold.

See Appendix A to this SAI for a description of applicable securities ratings.

High Yield Investments (“Junk Bonds”).

Non-investment grade or “high yield” fixed-income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

•

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

•

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed-income securities.

•

Junk bonds may be less liquid than higher rated fixed-income securities even under normal economic conditions. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers, and such quotations may not be the actual prices available for a purchase or sale. Because junk bonds are less liquid than higher rated bonds, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

•

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•

The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

•

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Manager or sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the Manager’s or sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the Manager or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Manager or sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s adviser or sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Mezzanine Investments. Certain Funds, consistent with their restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Pay-in-kind Bonds. Certain Funds may invest in pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Depositary Receipts (ADRs, EDRs and GDRs). Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, Depositary Receipts expose a Fund to additional risks associated with the non-uniform terms that apply to Depositary Receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for Depositary Receipts. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored Depositary Receipt. Available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives.

General. Each Fund may use instruments referred to as derivatives, which are financial instruments that derive their value from one or more securities, commodities (such as gold or oil), currencies, interest rates, credit events or indices (a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or other reference asset. Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than with other transactions. Certain Funds may use derivatives to maintain a portion of their long and short positions. Unless otherwise permitted, no Fund may use derivatives to gain exposure to an asset or asset class it is prohibited by its investment restrictions from purchasing directly. As described below, derivatives can be used for hedging or speculative purposes. Funds will engage in transaction-level payment netting, i.e., the payment obligations of derivatives contracts are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams.

Hedging. Each Fund may use derivatives for hedging purposes, in which a derivative is used to offset the risks associated with other Fund holdings. Losses on other investments may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Although hedging may reduce losses, it may also reduce or eliminate gains. In addition, hedging may cause losses if the market moves in an unanticipated manner, or if the cost of the derivative outweighs the benefit of the hedge. The effectiveness of hedging may be reduced by correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, which may result in additional losses to the Fund. The inability to close or offset derivatives could also reduce the effectiveness of a Fund’s hedging. There is no assurance that a Fund’s hedging will be effective. No Fund is required to use derivatives to hedge.

Speculation. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. To the extent a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost, and the potential for loss in certain cases may be unlimited.

Regulation of Derivatives.

Rule 18f-4 Under the Investment Company Act. Rule 18f-4 under the Investment Company Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat all of these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below under “—When-Issued Securities, Delayed Delivery Securities and Forward Commitments”).

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the Fund’s Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Dodd-Frank Regulations. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter (“OTC”) derivatives markets for the first time. While the Commodity Futures Trading Commission (“CFTC”) and other U.S. regulators have adopted many of the required Dodd-Frank regulations, certain regulations have only recently become effective and other regulations remain to be adopted. The full impact of Dodd-Frank on the Funds remains uncertain.

Many OTC derivatives dealers are required to register with the CFTC as “swap dealers” and/or with the SEC as “security-based swap dealers”. Registered swap dealers and security-based swap dealers are subject to various regulatory requirements, including, but not limited to, margin, recordkeeping, reporting, transparency, position limits, limitations on conflicts of interest, business conduct standards, minimum capital requirements and other regulatory requirements, which indirectly impact the Funds that enter into transactions with them.

The CFTC requires that certain interest rate swaps and certain credit default swaps must be executed in regulated markets and be submitted for clearing to regulated clearinghouses. The SEC is also expected to impose similar requirements on certain security-based derivatives in the future. OTC derivatives trades submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or federal prudential regulators. In addition, futures commission merchants (“FCMs”), who act as clearing members on behalf of customers for cleared OTC derivatives and futures contracts, also have discretion to increase a Fund’s margin requirements for these transactions beyond any regulatory and clearinghouse minimums subject to any restrictions on such discretion in the documentation between the FCM and the customer. These regulatory requirements may make it more difficult and costly for the Funds to enter into highly tailored or customized transactions, potentially rendering certain investment strategies impossible or not economically feasible. If a Fund decides to execute and clear cleared OTC derivatives and/or futures contracts through execution facilities, exchanges or clearinghouses, either indirectly through an executing broker, clearing member FCM or as a direct member, a Fund would be required to comply with the rules of the execution facility, exchange or clearinghouse and other applicable law.

With respect to cleared OTC derivatives and futures contracts and options on futures, a Fund will not face a clearinghouse directly but rather will do so through a FCM that is registered with the CFTC and/or SEC and that acts as a clearing member. A Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse simultaneously with a customer’s failure to meet its obligations to the clearing member.

Clearing member FCMs are required to post initial margin to the clearinghouses through which they clear their customers’ cleared OTC derivatives and futures contracts, instead of using such initial margin in their businesses, as was widely permitted for OTC derivatives before Dodd-Frank. While an FCM may require its customer to post initial margin in excess of clearinghouse requirements, and certain clearinghouses may share a portion of their earnings on initial margin with their clearing members, some portion of the initial margin that is passed through to the clearinghouse does not generate earnings for the FCM. The inability of FCMs to earn the same levels of returns on initial margin for cleared OTC derivatives as they could earn with respect to non-cleared OTC derivatives may cause FCMs to charge higher fees, or provide less favorable pricing on cleared OTC derivatives than swap dealers will provide for non-cleared OTC derivatives. Furthermore, customers, including the Funds, are subject to additional fees payable to FCMs with respect to cleared OTC derivatives, which may raise the cost to Funds of clearing as compared to trading non-cleared OTC derivatives bilaterally.

With respect to uncleared swaps, registered swap dealers and security-based swap dealers are required to exchange variation margin with a Fund and may be required by applicable regulations to collect (and in some cases exchange) initial margin with a Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts and other restrictions. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations.

The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with the speculative limits. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Manager and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Manager may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Additional Regulation of Derivatives. Regulatory bodies outside the U.S. have also passed, proposed, or may propose in the future, legislation similar to Dodd-Frank or other legislation that could increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the commodities markets. For example, the European Market Infrastructure Regulation (Regulation (EU) No 648/2012) (“EMIR”) introduced certain requirements in respect of OTC derivatives including:(i) the mandatory clearing of OTC derivative contracts declared subject to the clearing obligation; (ii) risk mitigation techniques in respect of uncleared OTC derivative contracts, including the mandatory margining of uncleared OTC derivative contracts; and (iii) reporting and recordkeeping requirements in respect of all derivatives contracts. By way of further example, the European Union Markets in Financial Instruments Directive (Directive 2014/65/EU) and Markets in Financial Instruments Regulation (Regulation (EU) No 600/2014) (together “MiFID II”), which have applied since January 3, 2018, govern the provision of investment services and activities in relation to, as well as the organized trading of, financial instruments such as shares, bonds, units in collective investment schemes and derivatives. In particular, MiFID II requires European Union Member States to apply position limits to the size of a net position a person can hold at any time in commodity derivatives traded on European Union trading venues and in “economically equivalent” OTC contracts. If the requirements of EMIR and MiFID II apply, the cost of derivatives transactions is expected to increase.

In addition, regulations adopted by global prudential regulators that are now in effect require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts and certain other financial contracts, terms that delay or restrict the rights of counterparties (such as the Funds) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to a Fund’s counterparties located in those jurisdictions. In particular, in the United Kingdom and the European Union, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”). It is possible that these requirements, as well as potential additional related government regulation, could adversely affect a Fund’s ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.

Risk Factors in Derivatives.

There are significant risks that apply generally to derivatives transactions, including:

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Counterparty Risk — the risk that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to a Fund and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with creditworthy entities that have substantial capital or that have provided the Fund with a third-party guaranty or other credit support. When a Fund enters into a derivatives transaction that is centrally cleared (whether mandatorily or voluntarily), the Fund is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and increasingly fewer clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, a Fund will not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers by account class for cleared derivatives. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member.

Credit Risk — the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.

Illiquidity Risk — the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by a Fund in connection with payments of margin, collateral, or settlement payments. There can be no assurance that a Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for the Fund to unwind its position in a derivative without incurring substantial losses (if at all). Certain OTC derivatives, including swaps and OTC options, involve substantial illiquidity risk. Illiquidity may also make it more difficult for a Fund to ascertain a market value for such derivatives. A Fund will, therefore, acquire illiquid OTC derivatives (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved to the daily limit on a number of consecutive trading days with little to no trading. If it is not possible to close an open derivative position entered into by the Fund, the

Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

Legal Risk — the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Leverage Risk — the risk that a Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, a Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Valuation Risk — the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

Volatility Risk — the risk that the value of derivatives will fluctuate significantly within a short time period.

Types of Derivatives Transactions.

A Fund may enter into derivatives transactions in accordance with its investment guidelines and restrictions, including the following:

Futures.

A Fund may enter into futures contracts (“futures”) and options on futures contracts. Futures are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. Upon purchasing or selling a futures contract, a Fund is required to deposit initial margin equal to a percentage of the contract value. Futures contracts are marked to market daily for the duration of the contract, and the Fund will either post additional margin or be entitled to a payment, as applicable, based on the mark-to-market movement of the contract.

A Fund may sell a futures contract prior to the completion of its term to limit its risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract. However, in the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may provide a Fund a lower cost alternative to purchasing securities or commodities directly. In the event that such securities or commodities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

Futures contracts are also subject to position limits. In order to comply with position limits, a Fund may be required to liquidate positions or may not be able to fully implement trading instructions. Any such liquidation or limited implementation could result in substantial costs to a Fund. See “—Regulation of Derivatives—Dodd-Frank Regulations” above.

A Fund is also permitted to purchase or sell call and put options on futures contracts, including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures contracts to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts and options on futures contracts are subject to significant correlation risk, leverage risk, illiquidity risk, market risk and counterparty risk with respect to a Fund’s futures broker or the clearinghouse. See “—Risk Factors in Derivatives” above.

Certain Funds may invest in futures based on carbon “allowances.” Under certain regulatory regimes, a limit is set by a regulator, such as a government entity, on the total amount of specific greenhouse gases, such as CO2, that can be emitted by regulated entities, such as manufacturers or energy producers. The regulator then may issue or sell individual “emission allowances” to regulated entities, which can then be traded on the open market. Commodity futures contracts linked to the value of emission allowances are known as “carbon futures.”

The price for carbon futures contracts is based on a number of factors, including the supply of and the demand for carbon futures contracts. Changes in law, market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for carbon futures contracts. The market for carbon futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size.

Swap Agreements.

A Fund may enter into swap agreements for hedging purposes or speculative purposes. Swap agreements are OTC contracts entered into primarily by financial institutions and institutional investors which may or may not be cleared by a central clearinghouse. In a standard “swap” transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” e.g., the return or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The notional amount of the swap agreement is only used to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Swaps that are not cleared involve substantial counterparty risk. A Fund will typically attempt to mitigate this counterparty risk by entering into swap agreements only with creditworthy entities that have substantial capital or that have provided the Fund with a third-party guaranty or other credit support. A Fund’s ability to use swap agreements may be restricted by the tax rules applicable to registered investment companies.

Credit Default Swaps and Similar Instruments. Certain Funds may enter into credit default swaps and similar instruments. Credit default swaps are standardized agreements in which the protection “buyer” pays the protection “seller” an up-front payment, or a periodic stream of payments, over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity. A Fund may be either the buyer or seller in the transaction. The Funds may enter into credit default swaps that reference the obligations of a single entity (“single-name CDS”) or the obligations of entities that make up an index (“index CDS”). References to “credit default swaps” shall collectively refer to single-name CDS and index CDS.

Credit default swaps have as reference obligations one or more securities or loans that are not currently held by a Fund. In circumstances in which a Fund does not own the securities or loans that are deliverable under a credit default swap, the Fund is exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.” In certain instances of issuer defaults or restructurings, it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation had occurred. Certain initiatives adopted by derivatives market participants, including the International Swaps and Derivatives Association (“ISDA”), are designed to implement uniform settlement terms into standard credit default swap documentation, as well as refine the practices for the transparent conduct of the credit default swap market generally. Among these initiatives are the ISDA Credit Derivatives Determination Committee and the implementation of market-wide cash settlement protocols applicable to all market-standard credit default swaps. These initiatives are intended to reduce both the uncertainty as to the occurrence of credit events and the risk of a “short squeeze” by providing that the ISDA Credit Derivatives Determinations Committee will make determinations as to whether a credit event has occurred, establish an auction to determine a settlement price and identify the deliverable securities for purposes of the auction, although the ISDA Credit Derivatives Determinations Committee may in certain limited circumstances refrain from doing so. In the event the ISDA Credit Derivatives Determinations Committee cannot reach a timely resolution with respect to a “credit event” or otherwise does not establish a cash settlement auction, a Fund may not be able to realize the full value of the credit default swap upon a default by the reference entity. Furthermore, a Fund may enter into certain credit default swaps or similar instruments that may not be covered by these initiatives.

If a Fund is a buyer, it will lose the payments made under the terms of the credit default swap and recover nothing should no credit event occur. If a Fund is a seller and a credit event occurs, the value of any deliverable obligation received by the Fund or the amount of cash settlement received by the Fund pursuant to the relevant cash settlement auction, together with the up-front or periodic payments previously received, may be less than the amount it pays to the buyer, resulting in a loss of value to the

Fund. A Fund that sells credit default swaps incurs leveraged exposure to the credit of one or more reference entities and is subject to many of the same risks it would incur if it were holding debt securities issued by the relevant reference entity. However, a Fund will not have any legal recourse against any reference entity and will not benefit from any collateral securing the reference entity’s debt obligations. In the event the ISDA Credit Derivatives Determinations Committee does not establish a cash settlement auction and identify the relevant deliverable securities or loans, the credit default swap buyer will have broad discretion to select which of the reference entity’s debt obligations to deliver to the Fund following a credit event and will likely choose the obligations with the lowest market value in order to maximize the payment obligations of the Fund. In addition, credit default swaps generally trade on the basis of theoretical pricing and valuation models, which may not accurately value such swap positions when established or when subsequently traded or unwound under actual market conditions.

Dodd-Frank requires that certain index CDS be executed in regulated markets and submitted for clearing to regulated clearinghouses. See “—Derivatives—Regulation of Derivatives—Dodd-Frank Regulations” above. Other single-name CDS and index CDS are permitted, although not required, to be cleared through regulated clearinghouses. The Funds clear all credit default swaps that are subject to mandatory clearing and may voluntarily clear some, but not all, of the other credit default swaps not subject to mandatory clearing. The Funds face counterparty risk with respect to the clearinghouse when entering into cleared single-name CDS and cleared index CDS. The Funds face significant counterparty risk with respect to their counterparties to non-cleared credit default swaps and similar instruments. A Fund typically will enter into non-cleared credit default swaps and similar instruments with swap dealers and creditworthy entities that have substantial capital or that have provided the Fund with a third-party guaranty or other credit support.

In certain instances, a Fund may enter into bespoke credit default swaps or similar instruments either as protection buyer or protection seller. While these contracts are similar in their operation to the market-standard credit default swaps described above, they are less standardized and instead have bespoke or tailored features. For example, as compared to market-standard credit defaults, the range of “credit events” triggering settlement of such bespoke contracts may be narrower or broader, any such triggered contracts are settled by physical delivery of the underlying security or loan to or by the Fund rather than by way of cash settlement, and there may be a wider range of securities as the reference obligations and/or deliverable obligations.

In addition, credit default swaps and similar instruments generally involve greater risks than if a Fund had invested in the reference obligation directly and are subject to significant credit risk, correlation risk, leverage risk, illiquidity risk and market risk. See “—Risk Factors in Derivatives” above.

Interest Rate Swaps, Floors and Caps. Certain Funds may enter into OTC derivatives in the form of interest rate swaps and interest rate caps and floors. As described in further detail below, a Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities a Fund anticipates purchasing at a later date, or for speculation to increase returns.

Dodd-Frank requires that certain interest rate swaps be executed in regulated markets and submitted for clearing to regulated clearinghouses. See “—Regulation of Derivatives—Dodd-Frank Regulations” above. Other interest rate swaps are permitted, although not required, to be cleared. Most of the interest rate swaps entered into by the Funds are cleared. The Funds face counterparty risk with respect to the clearinghouse when entering into cleared interest rate swaps.

The Funds face significant counterparty risk with respect to their counterparties to non-cleared interest rate swaps and interest rate caps and floors. The typical counterparties for a Fund’s non-cleared interest rate derivatives transactions are swap dealers and other creditworthy entities that have substantial capital or that have provided the Fund with a third-party guaranty or other credit support. If the Fund’s counterparty defaults on such a transaction, a Fund will have contractual remedies with respect to the transaction, but there can be no guarantee that the Fund will be successful in enforcing such remedies. The market for interest rate swaps is relatively liquid in comparison with other similar instruments traded in the interbank market. A Fund may be limited in its ability to enter into certain interest rate derivatives due to applicable income tax requirements.

Interest rate swaps are transactions in which each party makes periodic interest payments based on a fixed or variable interest rate, index or asset in return for periodic payments from its counterparty based on a different fixed or variable interest rate, index or asset.

The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Fund may enter into an interest rate swap to effectively exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage-backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Interest rate swaps and interest rate caps and floors may be subject to correlation risk, leverage risk, illiquidity risk and market risk. See “—Risk Factors in Derivatives” above.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to the other party based on the return of the assets underlying the contract in exchange for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets. The return of the assets underlying the contract includes both the income generated by the asset and the change in market value of the asset. The asset underlying the contract may include a specified security, basket of securities or securities indices. Total return swaps on a specified security, basket of securities or securities indices may sometimes be referred to as “contracts for difference.”

Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, a Fund is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swaps are subject to significant correlation risk, leverage risk, illiquidity risk, market risk and counterparty risk. See “—Risk Factors in Derivatives” above.

Options.

Options on Securities and Securities Indices. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates, such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but are subject to greater credit risk. OTC options also involve greater illiquidity risk.

A Fund may also engage in transactions in options which have additional features that result in different payment structures and/or expirations (commonly referred to as exotic options). For example, barrier options are exotic options that can only be exercised (or automatically expire) if the price of the underlying asset reaches one or more predetermined levels on or before expiration. Binary options are another example of exotic options which have a fixed all-or-nothing payout if one or more predetermined conditions are met. Exotic options are typically traded in OTC markets.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid market for particular options, whether traded OTC or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Manager are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.

Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A written call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in assets which are not considered illiquid investments under the Funds’ Liquidity Program (as defined below) (“liquid assets”) designated on the Manager’s or the sub-adviser’s books and records to the extent required by Commission guidelines.

A Fund may write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A Fund may write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

A Fund also may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund. A Fund will receive a premium for writing a put option, which increases the Fund’s return.

A Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Options on Swaps (“Swaptions”). A swaption gives a counterparty the option (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at a designated future time on specified terms. A Fund may write (i.e., sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement and the potential for loss may be unlimited. Certain swaptions are permitted, although not required, to be cleared.

A Fund will likely enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions for hedging purposes, not for speculation.

Swaptions may be subject to correlation risk, leverage risk, illiquidity risk and market risk. See “— Risk Factors in Derivatives” above.

FLEX Options. FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price. A Fund’s portfolio may include several types of FLEX Options, including both purchased and written put and call options (as further described below). The FLEX Options are all European style options, which means that they are exercisable at a predetermined specified price (the “strike price”) only on the FLEX Option’s expiration date.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, reducing counterparty risk for clearing members and options traders. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. A Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.

Subject to determination by the Securities Committee of the OCC, adjustments may be made to the FLEX Options for certain events (collectively, “Corporate Actions”) specified in the OCC’s by-laws and rules: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest.

Certain Considerations Regarding Options. The FLEX Options in which each Fund may invest will be options on an exchange-traded fund (“ETF”) or the S&P 500 Index (together with such ETF, a “Reference Asset”). As such, the value of a Fund’s FLEX Options will fluctuate with changes in the value of the securities held by the ETF, and thus the ETF’s share price. In addition to the value of the ETF, the value of an option, in general, will reflect, among other things, the time remaining until expiration (the end of the Outcome Period), the relationship of the exercise price to the market price of the Reference Asset, and general market conditions. Options that expire unexercised have no value.

The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the “strike price”). When a Fund writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund the delivery of a specified number of shares of the ETF in exchange for the strike price. When a Fund buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When a Fund buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver the specified number of shares of the ETF in exchange for the strike price. When a Fund writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Fund to deliver the specified number of shares of the ETF in exchange for the strike price.

Although each Fund will generally utilize FLEX Options that are physically settled, a Fund may also utilize FLEX Options that are cash-settled. Cash-settled options give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option. Gain or loss depends on changes in the value of the ETF’s share price relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the ETF’s share price and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

Risks of Options on the Reference Assets. If a Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the level of the Reference Asset may subsequently change. If such a change causes the exercised option to fall out of the money, the applicable Fund will be required to pay the difference between the closing Reference Asset value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Foreign Exchange Transactions.

A Fund may enter into spot foreign exchange transactions, forward foreign exchange transactions (“FX forwards”) and currency swaps, purchase and sell currency options, currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns.

Such transactions could be effected to hedge with respect to foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. For example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered hedging transactions. Certain Funds have a fundamental investment restriction that restricts currency option strategies.

Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. A Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares; however, the use of such hedging strategies will not prevent the NAV of the Fund’s shares from fluctuating. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates actually occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of currency controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to counterparty risk. Any such failure to perform by a counterparty would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency.

Spot Transactions and FX Forwards. FX forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a specified price and specified future date. Spot foreign exchange transactions are similar but are settled in the current, or “spot”, market. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. FX forwards involve substantial currency risk, credit risk and liquidity risk. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge, or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present, including during the particular time that a Fund is engaging in proxy hedging.

A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the Manager or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options on currency futures. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk as well as the risks discussed above in “—Futures.”

Currency Options. A Fund may seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Certain Funds have fundamental investment restrictions that permit the purchase of currency options, but prohibit the writing of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Such transactions in options may include exotic options on currencies, which are typically traded in OTC markets and have additional features that result in different payment structures and/or expirations. Where a Fund is permitted to write currency options, it may write covered call options on up to 100% of the currencies in its portfolio. See “—Options” above. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Currency Swaps. A Fund may enter into currency swaps in order to protect against currency fluctuations or to hedge portfolio positions. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Environmental, Social and Governance (“ESG”) Integration. Although a Fund does not seek to implement a specific sustainability objective, strategy or process unless disclosed in its Prospectus, Fund management will consider ESG factors as part of the investment process for the Fund. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

Certain of these considerations may affect a Fund’s exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Equity Securities. Certain Funds may invest in equity securities, which include common stock and, for certain Funds, preferred stock (including convertible preferred stock); bonds, stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

From time to time certain of the Funds may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Funds. There is no assurance that any Fund will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the OTC markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.

For a discussion of the types of equity securities in which your Fund may invest and the risks associated with investing in such equity securities, see your Fund’s Prospectus. Certain of the Funds may also invest in shares of private companies, which are subject to the risks of “Illiquid Investments” and “Restricted Securities” described below.

Real Estate-Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the

Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not guarantee successful investment results. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis.

Fund management believes that relatively small companies may have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Exchange-Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in an issuer’s credit rating, despite the underlying reference instrument remaining unchanged. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.

An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage may, at times, be illiquid and may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

ETNs are also subject to tax risks. The Internal Revenue Service (the “IRS”) may not accept, and a court may not uphold, how the Funds characterize and treat ETNs for tax purposes. The timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation.

Foreign Investments.

Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.

In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

To the extent that the underlying securities or other instruments held by a Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on a Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to certain Funds’ NAVs that may be greater than those experienced by other ETFs.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes or tariffs. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investing in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair a Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund’s operations, causing the Fund to decline in value. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or buy currency controls or political developments in the United States or abroad.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid than, and their prices may be more volatile than, comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Supervisory authorities may also be unable to apply standards which are comparable with those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.

Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Compensation schemes may not exist or may otherwise be limited or inadequate to meet the Fund’s claims in case of such event.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Withholding Tax Reclaims Risk. A Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. Each Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in a Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in a Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.

U.S. Economic Trading Partners Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which a Fund may invest. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the United States may have a material adverse effect on a country’s economic conditions and, as a result, securities to which the Fund has exposure. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.

There are strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which a Fund may invest.

Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Guarantees. A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid Investments. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. A Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if a Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule (as defined below) and the Liquidity Program (as defined below) will require that certain remedial actions be taken. Illiquid investments may trade at a discount from comparable liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Index Funds.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Tracking Error Risk. A Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the Underlying Index does not.

When an issuer is introduced by an index provider into an index tracked by a Fund, the Manager may conduct an analysis on such issuer’s securities to identify and screen for outlier high risk behavior (such as rapid or unusual price growth that does not appear to be supported by publicly available information on the business and assets of the issuer, unusual or significant short interest or lending activity, negative sentiment, suspended trading or incorrect free-float calculations, which could be indicators of possible irregularities, miscalculations or even fraud). If it identifies such behavior, the Manager may, where appropriate, alert the index provider as to the alleged issue. The index provider has sole discretion for the determination as to whether to continue to include the issuer’s securities in the rebalancing of its index. If the securities continue to be included in the index, the Manager may underweight or exclude such securities from a Fund’s portfolio and, if it does so, such Fund will be subject to increased tracking error due to the divergence in the securities included in its portfolio from its underlying index. The application of the abovementioned analysis and screening to a Fund and its Underlying Index is in the sole discretion of the Manager and its affiliates (without any guarantees). The analysis and screening may not exclude any or all high risk securities from an Underlying Index or a Fund’s portfolio, and the inclusion of such securities will result in an adverse impact to the Fund’s net asset value if one or more such securities declines in value.

S&P 500® Index (“S&P 500”). “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of S&P Global Inc. and have been licensed for use by certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”). No Fund is sponsored, endorsed, sold or promoted by S&P, a division of S&P Global Inc. S&P makes no representation regarding the advisability of investing in any Fund. S&P makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to certain Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of a Fund or the owners of shares of a Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of any Fund or the timing of the issuance or sale of shares of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of any Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by a Fund, owners of shares of a Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell® Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed any Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a Russell Index. Russell Investments has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell Investments’ publication of the Russell Indexes in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes is based. Russell Investments makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell Investments makes no representation or warranty regarding the use, or the results of use, of the Russell Indexes or any data included therein, or any security (or combination thereof) comprising the Russell Indexes. Russell Investments makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Indexes or any data or any security (or combination thereof) included therein.

MSCI Indexes. The MSCI Europe, Australasia and Far East (Capitalization Weighted) Index (“EAFE Index”) and the MSCI All-Country World ex-US Index (“ACWI ex-US Index” and together with the EAFE Index, the “MSCI Indexes” and individually an “MSCI Index”) are the exclusive property of MSCI, Inc. (“MSCI”). The EAFE Index and ACWI ex-US Index are service marks of MSCI and have been licensed for use by the Manager and its affiliates.

No Fund is sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of an MSCI Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes. MSCI has no obligation to take the needs of any Fund or the owners of shares of a Fund into consideration in determining, composing or calculating an MSCI Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of any Fund to be issued or in the determination or calculation of the equation by which the shares of a Fund are redeemable for cash. MSCI has no obligation or liability to owners of shares of a Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of an MSCI Index from sources which MSCI considers reliable, MSCI does not guarantee the accuracy and/or the completeness of the MSCI Index or any data included therein. MSCI makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of a Fund, or any other person or entity from the use of an MSCI Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financial Times Stock Exchange (“FTSE”) Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with FTSE. FTSE is not responsible for and has not reviewed any Fund nor any associated literature or publications and FTSE makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

FTSE reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a FTSE Index. FTSE has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the FTSE Index.

Bloomberg Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg is not responsible for nor has it reviewed any Fund nor any associated literature or publications, and Bloomberg makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Bloomberg reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a Bloomberg Index. Bloomberg has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating a Bloomberg Index.

ICE BofA Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with Intercontinental Exchange, Inc. and its affiliates (collectively, “ICE”) or Bank of America or its affiliates (collectively, “BofA”). BofA is not the issuer or producer of the ICE BofA Indices, and its name is a trademark and service mark of its owner used under license. Neither ICE nor BofA is responsible for or has reviewed any Fund nor any associated literature or publications and ICE and BofA make no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

ICE reserves the right, at any time and without notice, to alter, amend, terminate or in any way change an ICE BofA Index. ICE has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating an ICE BofA Index.

Indexed and Inverse Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

The Funds may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Inverse floaters are securities the potential of which is inversely related to changes in interest rates. In general, the return on inverse floaters will decrease when short-term interest rates increase and increase when short-term rates decrease. Municipal tender option bonds, both taxable and tax-exempt, which may include inverse floating rate debt instruments, (including residual interests thereon) are excluded from this 10% limitation.

Inflation Risk. Like all funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions. Inflation rates may change frequently and significantly due to a number of potential factors, including, among others, unexpected economic shifts or changes in fiscal or monetary policies.

Initial Public Offering (“IPO”) Risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. A Fund may hold shares from an IPO for only a short period of time given possible price volatility. This may result in increased portfolio turnover and expenses, such as commissions and transaction costs, and potentially result in taxable gains that the Fund will subsequently distribute to shareholders. There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment in Emerging Markets.

General.

Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in a Fund’s Prospectus, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in market illiquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in more established markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/

earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid than, and more volatile than, those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described under “Derivatives.”

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Natural disasters in Asia-Pacific countries, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market suffers from a variety of problems described above in “Investment in Emerging Markets” not encountered in more developed markets.

The Russian securities market is relatively new, and a substantial portion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.

Because of the underdeveloped state of Russia’s securities markets and banking and telecommunication systems, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities held through the NSD is now based on the records of the NSD and not on the records of the local registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, loss still can occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and, because the documentation requirements and approval criteria vary between registrars and issuers, there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and as a result the custodian may be considered the ultimate owner of securities held on behalf of their clients. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

In addition, Russia continues to assert its influence in the region through economic and military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.

Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions have resulted and may continue to result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Risks of Investing in Saudi Arabia. The ability of foreign investors (such as a Fund) to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. In addition, the Capital Market Authority (“CMA”) places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent a Fund from investing in accordance with its strategy and contribute to tracking error against the Underlying Index. These restrictions may be changed or new restrictions, such as licensing requirements, special approvals or additional foreign taxes, may be instituted at any time. A Fund may not be able to obtain or maintain any such licenses or approvals and may not be able to buy and sell securities at full value. Major disruptions or regulatory changes could occur in the Saudi Arabian market, any of which could negatively impact a Fund. These risks may be exacerbated, compared to more developed markets, given the limited history of foreign investment in the Saudi Arabian market. Investments in Saudi Arabia may also be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on additional foreign investments and repatriation of capital. Such heightened risks may include, among others, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Saudi Arabia has privatized, or has begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur. Further, under income tax laws imposed by the Department of Zakat and Income Tax, dividends paid by a Saudi Arabian company to foreign stockholders are generally subject to a 5% withholding tax (different tax rates may apply pursuant to an applicable treaty). Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted.

Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East due to geopolitical events. Incidents involving a Middle Eastern country’s or the region’s security, including terrorism, may cause uncertainty in their markets and may adversely affect its economy and a Fund’s investments. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and a Fund, as well as the value of securities in a Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets. Such infrequent trading may adversely affect the pricing of these securities and a Fund’s ability to sell these securities in the future. Current regulations in Saudi Arabian markets may require a Fund to execute trades of securities through a single broker. As a result, the Manager will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.

Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by military developments, government interventions in the marketplace, terrorism, extremist attitudes, attempted social or political reforms, religious differences, or other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence government policies regarding foreign investment. Further developments in U.S. relations with Saudi Arabia and other Middle-Eastern countries may affect these attitudes and policies. The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, Saudi Arabia. As a result, economic conditions of Saudi Arabia may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on the economic conditions of Saudi Arabia and, as a result, securities to which the Fund has exposure. Political instability in North Africa and the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in a Fund’s portfolio.

Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers will be indirectly subject to those risks.

Risks of Investing in Venezuela. Investment in Venezuela may subject a Fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets and economic risk specific to Venezuela. Venezuela is extremely well endowed with natural resources, including oil and natural gas, and its economy is heavily dependent on export of natural resources to key trading partners. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. The government continues to control key sectors of the economy, including upstream oil and gas production, and has sought to increase its role in key sectors, such as telecommunications and steel. Meanwhile, ambiguities in the investment environment remain, such as continued high levels of bureaucracy and corruption, large macroeconomic imbalances, and political and policy uncertainty. Friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. The U.S. could also institute broader sanctions on Venezuela. The U.S. has also taken military action against Venezuela in an effort to effect regime change. Military action, sanctions, or even the threat of further military action and sanctions, may result in the decline of the value and liquidity of Venezuelan securities, a weakening of the bolivar or other adverse consequences to the Venezuelan economy. These sanctions impair the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. These factors, among others, can have a negative impact on a Fund’s investments.

Brady Bonds. Certain Funds may invest in Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela, and Vietnam. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government Securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

China Investments Risk.

Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”), including certain Hong Kong-listed and U.S.-listed securities, involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with other countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. The continuing hostility between China and Taiwan may have an adverse impact on the value of the Fund’s investments in China or Taiwan, may cause a suspension in a Fund’s ability to trade in certain securities or other assets or may otherwise make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries and the region. In addition, China has strained international relations with Japan, India, the Philippines and other neighbors due to territorial disputes, historical animosities and other defense concerns. Frictions between China and the Philippines in the South China Sea pose a risk of escalation potentially leading to military conflict. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.

The Chinese government has implemented economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors in the future, are subject to the risk that Chinese authorities can intervene in their operations and structure. The Chinese government continues to maintain a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.

In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Securities markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.

There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies. The Funds do not select investments based on investor protection considerations.

The Chinese government historically took positions that prevented the U.S. Public Company Accounting Oversight Board (“PCAOB”) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the PRC, which marked the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong completely in accordance with U.S. law. However, as this development is relatively recent, the implementation of the Statement of Protocol remains to be tested. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.

The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Funds. The Fund may also incur costs in connection with conversions between U.S. dollars and RMB, as well as in connection with conversions between the two separate types of RMB, the onshore RMB (“CNY”) and the offshore RMB (“CNH”).

Many Chinese companies listed on U.S. exchanges use variable interest entities or “VIEs” in their structure as a result of foreign ownership restrictions. In a VIE structure, a Chinese operating company establishes a shell company in another jurisdiction to issue stock to public shareholders. When a VIE structure is used by a Chinese company to list its stock in the U.S., instead of owning the equity securities of the Chinese company, the U.S.-listed shell company directly or indirectly enters into contracts with the Chinese operating company under Chinese law. These contracts provide the U.S.-listed shell company with only economic exposure to the Chinese company and do not represent equity ownership in the operating company.

While VIEs are a longstanding practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. The Chinese government has provided guidance to and placed restrictions on Chinese-based companies raising capital offshore, including through VIEs. In 2023, the China Securities Regulatory Commission (“CSRC”) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and add costs to VIE structures. Intervention, rulemaking or guidance by the Chinese government with respect to VIE structures or the non-enforcement of VIE-related contractual rights could significantly affect the operating company’s business in China, the enforceability of the U.S.-listed shell company’s contractual arrangements with the Chinese company and the value of the U.S.-listed stock. Further, the VIE contractual arrangement would likely be subject to Chinese law and jurisdiction, and remedies available to the U.S.-listed shell company are uncertain and could be ineffective. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach those contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China, generally or with respect to specific industries, could result in significant, and possibly permanent and/or total, losses to a Fund.

While the Chinese economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. Other economic challenges for China include indebtedness, weak consumer demand, trade tensions, and an aging population. China continues to face pressure from its trading partners over its exporting of its excess industrial capacity and overall approach to economic management. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers (including as a result of heightened trade tensions between China and the United States or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the companies in which a Fund invests. Certain Chinese companies (which may change from time to time) are directly or indirectly subject to economic or trade restrictions imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. For example, certain foreign technology companies are subject to U.S. export controls as those companies are believed to pose a risk to U.S. interests. The U.S. also bans imports of goods produced in certain regions of China or by certain Chinese companies due to concerns about forced labor. Such restrictions may have unanticipated and adverse effects on the Chinese economy and companies. Any action that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. Certain companies may be subject to economic or trade restrictions (but not investment restrictions) imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund may invest in such companies.

The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practice and those prepared in accordance with international accounting standards.

From time to time and in recent years, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.

Risk of Investing through Stock Connect.

General. China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and the Beijing Stock Exchange (“BSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is not permitted, other than pursuant to available exceptions, such as through a qualified foreign investor approved pursuant to the relevant mainland China laws and regulations as may be promulgated and/or amended from time to time (“QFI”).

Investment in eligible exchange traded funds and A-shares listed and traded on the SSE or SZSE (“Stock Connect Securities”) is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of Stock Connect Securities listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for Stock Connect Securities be rejected once the daily quota is exceeded (although a Fund will be permitted to sell their Stock Connect Securities regardless of the quota). These limitations may restrict a Fund from investing in Stock Connect Securities on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in Stock Connect Securities through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. Stock Connect Securities purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any Stock Connect Securities on a certain trading day, there must be sufficient Stock Connect Securities in the investor’s account before the market opens on that day. If there are insufficient Stock Connect Securities in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in Stock Connect Securities through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the Stock Connect Securities market. If an investor buys Stock Connect Securities on day “T,” the investor will only be able to sell the Stock Connect Securities on or after day T+1. Further, since all trades of Stock Connect Securities must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in Stock Connect Securities. A Fund may also incur conversion costs.

Stock Connect Securities held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or

SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company. As a result, a Fund may suffer difficulties or delays in enforcing its rights in SSE Securities or SZSE Securities.

Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. For defaults occurring on or after January 1, 2020, Hong Kong’s Investor Compensation Fund covers investors’ losses in relation to securities (i) that are traded on the SSE or the SZSE and (ii) in respect of which an order for sale or purchase is permitted to be routed through the Northbound Trading Link of a Stock Connect. On the other hand, since a Fund carries out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in Stock Connect Securities through Stock Connects could be disrupted.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016. Each program does not have an extensive operating history. New or revised regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. In addition, there can be no assurance that Stock Connect will not be discontinued. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in Stock Connect Securities through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring Stock Connect Securities through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Suspension Risk. SSE Securities and SZSE Securities may only be bought from, or sold to, a Fund at times when the relevant SSE Securities and SZSE Securities may be sold or purchased on the relevant Chinese stock exchange. The SSE Securities and SZSE Securities markets have a higher propensity for trading suspensions than many other global equity markets. Each of the SEHK, SSE and

SZSE reserves the right to suspend trading of SSE Securities and SZSE Securities purchased on the Stock Connects if necessary for ensuring an orderly and fair market and ensuring that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension of Northbound trading is triggered. The relevant PRC government authority may also impose “circuit breakers” and other measures to halt or suspend Northbound trading. Where a suspension in the Northbound trading through Stock Connect is effected, the Fund’s ability to access the PRC market will be adversely affected. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of the relevant SSE Securities and SZSE Securities during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular SSE Security or SZSE Security or for any particular time.

Risk of Investing in the China Interbank Bond Market through Bond Connect. A Fund may invest directly in the domestic bond market in the PRC (the “China Interbank Bond Market”) through the northbound trading of Bond Connect (“Bond Connect”). Bond Connect is an initiative launched in July 2017 for mutual bond market access between the PRC and Hong Kong, established by the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd (“CDCC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited (“HKEX”) and Central Moneymarkets Unit (“CMU”). Under the prevailing regulations in the PRC, eligible foreign investors are allowed to invest in the bonds circulated in the China Interbank Bond Market through Bond Connect. Eligible foreign investors may submit trade requests for bonds circulated in the China Interbank Bond Market through offshore electronic bond trading platforms (such as Tradeweb), which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in the PRC. The approved onshore dealer(s) will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.

The settlement and custody of bonds traded in the China Interbank Bond Market under Bond Connect will be effected through the settlement and custody link between CMU, as an offshore custody agent, and CDCC and SCH, as onshore custodians and clearing institutions in the PRC. Under the settlement link, CDCC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction in August 2018 of delivery versus payment (DVP) settlement in respect of Bond Connect, the movement of cash and securities is carried out simultaneously on a real-time basis. Pursuant to the prevailing regulations in the PRC, CMU, as the offshore custody agent recognized by the Hong Kong Monetary Authority, will open omnibus nominee accounts with the onshore custody agent recognized by the People’s Bank of China (i.e., CDCC and SCH). All bonds traded by eligible foreign investors through Bond Connect will be registered in the name of CMU, which will hold such bonds as a nominee owner. Therefore, a Fund will be exposed to custody risks with respect to CMU. In the remote event of a CDCC or SCH default, CMU’s liabilities in Bond Connect bonds under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against CDCC or SCH. The Fund may suffer delay in the recovery process or may not fully recover its losses from CDCC or SCH. In addition, as the relevant filings, registration with the People’s Bank of China, and account opening have to be carried out by third parties, including CMU, CDCC, SCH, and CFETS, a Fund is subject to the risks of default or errors on the part of such third parties.

The precise nature and rights of a Fund as the beneficial owner of the bonds traded in the China Interbank Bond Market through CMU as nominee is not well-defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under PRC law are also uncertain.

Market volatility and potential lack of liquidity due to low trading volume of certain bonds in the China Interbank Bond Market may result in prices of certain bonds traded on such market fluctuating significantly. A Fund investing in such market is therefore subject to liquidity and volatility risks. The bid-ask spreads of the prices of such securities may be large, and a Fund may therefore incur significant costs and may suffer losses when selling such investments. The bonds traded in the China Interbank Bond Market may be difficult or impossible to sell, which may impact a Fund’s ability to acquire or dispose of such securities at their expected prices.

Investing in the China Interbank Bond Market through Bond Connect is also subject to regulatory risks. The relevant rules and regulations are subject to change, which may have potential retrospective effect, and there can be no assurance that Bond Connect will not be discontinued or abolished. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant authorities suspend account opening or trading on the China Interbank Bond Market, a Fund’s ability to invest in the China Interbank Bond Market will be adversely affected and limited. In such event, the Fund’s ability to achieve its investment objective will be negatively affected and, after exhausting other trading alternatives, the Fund may suffer substantial losses as a result. Further, if Bond Connect is not operating, a Fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the Fund’s performance.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a Fund invests in the China Interbank Bond Market through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement systems.

Bond Connect trades are settled in Chinese currency, the RMB, which is currently restricted and not freely convertible. As a result, a Fund will be exposed to currency risk, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB.

Tax Risk – Withholding Income Tax Risk.

According to PRC tax regulations, a 10% withholding income tax is imposed on PRC sourced dividends and interests from non-government bonds paid to a non-PRC tax resident enterprise, unless the rate is reduced under an applicable tax treaty. From a technical perspective, withholding income tax is also applicable to capital gains realized by foreign investors on the disposal of PRC equity interests.

There are however certain tax exemptions available, some temporary in nature, highlighted below.

On November 14, 2014, the Ministry of Finance (“MoF”), China Securities Regulatory Commission and the State Taxation Administration (“STA”), acting with State Council’s approval, jointly released Circular 79, which temporarily exempts Qualified Foreign Institutional Investors (“QFIIs”) and Renminbi Qualified Foreign Institutional Investors (“RQFIIs”) from tax on capital gains derived from the trading of shares and other equity interest investments on or after November 17, 2014. Subsequently, Circulars 81 and 127 were issued to temporarily exempt tax on capital gains derived from trading of equity securities of companies domiciled in the PRC that trade on Chinese stock exchanges (“A-Shares”) through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a

“Stock Connect” and collectively, “Stock Connects”). The duration of the temporary exemptions is not stated in the circulars and is subject to termination by the PRC tax authorities with or without notice.

On November 22, 2018, the MoF and STA jointly issued Circular 108 which states that foreign institutional investors are temporarily exempt from withholding income tax with respect to interest income on bonds derived from the PRC bond market from November 7, 2018 to November 6, 2021. On November 22, 2021, the MoF and STA issued Public Notice 34 to extend the temporary exemption from November 7, 2021 to December 31, 2025. On January 15, 2026, it was announced via Public Notice No. 5 of 2026 that the exemption was extended through December 31, 2027.

Value Added Tax (“VAT”) Risk — From May 1, 2016, VAT applies to certain income derived by the Fund, including PRC sourced interest income on non-government bonds and trading gains.

There are however certain tax exemptions available, some temporary in nature, highlighted below.

VAT exemptions currently apply to capital gains from trading of QFII and RQFII products, A-Shares traded on the Stock Connects and debt securities traded in the China Interbank Bond Market.

On November 7, 2018, the MoF and STA jointly issued Circular 108 which states that foreign institutional investors are temporarily exempt from VAT with respect to interest income on bonds derived from the PRC bond market from November 7, 2018 to November 6, 2021. On November 22, 2021, the MoF and STA jointly issued Public Notice 34 to extend the temporary exemption from November 7, 2021 to December 31, 2025. However, on July 31, 2025, the MoF and STA jointly issued Public Notice No 4 of 2025, stating that VAT will apply with respect to interest income derived from treasury bonds, local government bonds and financial bonds issued on or after August 8, 2025. It is understood that Public Notice No 4 of 2025 does not supersede the afore-mentioned exemption for foreign institutional investors. This exemption was extended through December 31, 2027.

Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to the Fund. There is a risk the PRC tax authorities may withdraw the temporary tax exemptions in the future and seek to collect taxes realized on the sale of A-Shares or PRC sourced interest income on non-government bonds received by the Fund without giving any prior notice. If the temporary tax exemptions are withdrawn, any taxes may be directly borne by or indirectly passed on to the Fund and may result in a substantial impact to its net asset value. As with any net asset value adjustment, investors may be advantaged or disadvantaged depending on when the investors purchased and/or sold the shares of the Fund. There will be no retrospective restatement of the Fund’s net asset value.

BlackRock will keep the provisioning policy for tax liability under review and may, in its discretion from time to time, make a provision for potential tax liabilities if in its opinion such provision is warranted or as further clarified by the PRC in notifications.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange. Under Section 12(d)(1)(A) of the Investment Company Act, however, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under Section 12(d)(1)(A) of the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, under Section 12(d)(1)(C) of the Investment Company Act a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to Section 12(d)(1)(G) of the Investment Company Act, these percentage limitations do not apply to investments in affiliated investment companies, including ETFs, subject to certain conditions. In addition, a Fund may be able to rely on certain rules under the Investment Company Act to invest in shares of money market funds or other investment companies beyond the statutory limits noted above, but subject to certain conditions.

As with other investments, investments in other investment companies are subject to market and selection risk.

Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their NAVs. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from NAV, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s Prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.

To the extent shares of a Fund are held by another fund, the ability of the Fund itself to purchase other funds may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase underlying funds if such underlying funds themselves own shares of underlying funds.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Issuer Insolvency Risk. Certain Funds’ potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that a Fund will receive any interest payments on the securities of the issuer. A Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Fund may bear certain extraordinary expenses to protect and recover its investment. A Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund will eventually be satisfied.

Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by a Fund could be re-characterized or a Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by a Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.

To the extent that a Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund may also be subject to additional risks associated with the assets received. One example of assets that a Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund may receive such interests in loans to the extent permitted by the Investment Company Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If a Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by a Fund, the Fund also may be restricted from disposing such securities for a period of time. If a Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”). The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations.

Life Settlement Investments. A Fund may invest in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When a Fund acquires such a contract, it pays the policy premiums in return for the expected receipt of the net benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (viators). These policies may be considered illiquid because they are bought and sold in a secondary market through life settlement agents. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Fund may receive reduced or no benefits under the contract. A Fund seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, a Fund may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. A Fund intends to reduce this life expectancy risk by investing only in contracts where the life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the IRS 90% gross income test a Fund must satisfy each year to qualify as a regulated investment company. A Fund intends to monitor its investments to ensure that the Fund remains qualified as a regulated investment company.

Liquidity Risk Management. Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, such as the Funds, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program (the “Liquidity Program”), and the Boards of Directors of the Funds, including a majority of the independent Directors, have appointed the Manager as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, the Manager assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Merger Transaction Risk. A Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Money Market Securities. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Funds may invest in:

(a)

U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b)

high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)

municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and

(o)

municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Mortgage-Related Securities.

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. Accordingly, the value of mortgage-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), one-year Treasury yields, and ten-year Treasury yields.

Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fees of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal prepayments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

TBA Commitments. Certain Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When the Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. See “—When-Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

Mortgage Dollar Rolls. Certain Funds may invest in mortgage dollar rolls. In a mortgage dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls.

Each mortgage dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Transactions in mortgage dollar rolls may increase trading costs and portfolio turnover.

In the event the buyer of the securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction.

A Fund may engage in dollar roll transactions to enhance returns. Successful use of mortgage dollar rolls may depend upon the Manager’s ability to correctly predict interest rates and prepayments. Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. Dollar rolls are speculative techniques that can be deemed to involve leverage. There is no assurance that dollar rolls can be successfully employed.

Rule 18f-4 under the Investment Company Act permits a Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the transaction meets the Delayed-Settlement Securities Provision (as defined below under “—When-Issued Securities, Delayed Delivery Securities and Forward Commitments”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. See “—Derivatives—Regulation of Derivatives—Rule 18f-4 under the Investment Company Act” above.

Net Interest Margin (NIM) Securities. A Fund may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Municipal Investments. Certain Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for U.S. federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of U.S. federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for U.S. federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of U.S. federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Municipal Opportunities Fund, New Jersey Municipal Bond Fund, New York Municipal Opportunities Fund and Pennsylvania Municipal Bond Fund.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain municipal instruments in which a Fund may invest may be characterized as derivatives.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

Description of Municipal Bonds.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current U.S. federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, a Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the NAV of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Tender Option Bonds. Certain Funds may invest in residual inverse floating rate interest tender option bonds (“TOB Residuals”), which are derivative interests in Municipal Bonds. The TOB Residuals in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular U.S. federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by TOB Residuals held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality. The Funds may invest in TOB Residuals for the purpose of using economic leverage.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding Municipal Bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred Municipal Bonds to the TOB Trust. The Funds may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the Municipal Bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). A Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. A Fund that contributes the Municipal Bonds to the TOB Trust is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional Municipal Bonds or other investments permitted by its investment policies. If a Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the Municipal Bonds owned by the TOB Trust.

Other BlackRock-advised funds may contribute Municipal Bonds to a TOB Trust into which a Fund has contributed Municipal Bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The Municipal Bonds transferred to a TOB Trust typically are high grade Municipal Bonds. In certain cases, when Municipal Bonds transferred are lower grade Municipal Bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and a Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Fund may withdraw a corresponding share of the Municipal Bonds from the TOB Trust. This transaction, in effect, creates exposure for the Fund to the entire return of the Municipal Bonds in the TOB Trust, with a net cash investment by the Fund that is less than the value of the Municipal Bonds in the TOB Trust. This multiplies the positive or negative impact of the Municipal Bonds’ return within the Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the Municipal Bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

A Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the Municipal Bonds owned by the TOB Trust.

The TOB Trust may be collapsed without the consent of a Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the Municipal Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Municipal Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Municipal Bonds, and a judgment or ruling that interest on the Municipal Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Municipal Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund may invest in a TOB Trust on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters.

When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the Municipal Bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the Liquidity Provider pursuant to which the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of a Fund that are deposited into a TOB Trust are investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of a Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by a Fund may be presented as loans of the Fund in the Fund’s financial statements even if there is no recourse to the Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for Municipal Bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying Municipal Bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the Investment Company Act permits a Fund to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. See “—Derivatives—Regulation of Derivatives—Rule 18f-4 under the Investment Company Act” above.

Developments in the TOB Trust Market. In response to the restrictions imposed by section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), market participants have developed a structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, a Fund. A Fund may utilize service providers in meeting these responsibilities. It is possible that regulators could take positions that could limit the market for such structured TOB Trust transactions or a Fund’s ability to hold TOB Residuals. Under this TOB Trust structure, a Fund has certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Under this structure, service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, act at the direction of, and as agent of, a Fund as the TOB Residual holder. Similar to the traditional tender option bond structure, a Fund deposits Municipal Bonds into the TOB Trust in exchange for TOB Residuals, the TOB Trust then issues and sells TOB Floaters to third-party investors, and the proceeds of the sale of the TOB Floaters is distributed to such TOB Residual holders (i.e., the Fund). Tendered TOB Floaters continue to be supported by a remarketing agent and a liquidity facility. However, the remarketing agent does not purchase tendered TOB Floaters for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. In the event of a failed remarketing of TOB Floaters, the Liquidity Provider, at its option, may advance a loan to the TOB Trust the proceeds of which would be used by the TOB Trust to purchase the tendered TOB Floaters. The Liquidity Provider is not obligated to advance such a loan. The TOB Trust would be the borrower with respect to any such loan. Any loans made by a Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust.

Similar to the traditional structure for TOB Trusts, a Fund may hold either non-recourse TOB Residuals or recourse TOB Residuals under this structure. In the event of a Liquidation Shortfall, there would generally be no contractual recourse to the Fund’s assets if the Fund holds a non-recourse TOB Residual. However, as described above, a Fund would bear the risk of loss with respect to any Liquidation Shortfall if it holds a recourse TOB Residual.

The SEC and various federal banking and housing agencies adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”). VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days.

There is the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at periodic intervals to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Securities Industry and Financial Markets Association (“SIFMA”) Index.

Because of the interest rate adjustment formula on VRDOs, VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

Transactions in Financial Futures Contracts on Municipal Indexes. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 long-term, actively traded tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government Securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1985. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and SIFMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

A Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Insured Municipal Bonds. Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Build America Bonds. If a Fund holds Build America Bonds, the Fund may be eligible to receive a U.S. federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for U.S. federal income tax purposes. If the Fund does receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during the fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to so elect, a shareholder would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits, and such amount would be subject to withholding provisions of the Code. Certain limitations may apply on the extent to which the credit may be claimed.

Tax-Exempt Municipal Investments. Certain Funds may hold tax-exempt municipal investments which may be in the form of tender option bonds, variable rate demand obligations, participations, beneficial interests in a trust, partnership interests or other forms. These investments are described in greater detail above in this section. Some of the structures used by certain Funds include interests in long-term fixed-rate municipal debt obligations, held by a trustee or custodian, that are coupled with tender option, demand and other features when the tax-exempt municipal investments are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.

In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (e.g., a Fund, or a bank or broker-dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.

A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.

The Municipal Bond Funds may hold participation interests and custodial receipts for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The IRS has not ruled on whether the interest received on tax-exempt municipal investments in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt municipal investments or the basis for such opinions.

Operational and Technology Risks. The Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, the Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities, as applicable. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. The Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Fund invests, the Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Fund or erroneous subscription or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Recent advances in AI technology pose risks to the Fund and its portfolio investments. These advancements could harm the Fund and its portfolio investments by reducing the demand for both the technology and software offerings of the Fund’s portfolio investments. Additionally, these advancements could significantly disrupt the Fund’s portfolio investments and subject them to increased competition, which could have a material adverse effect on business, financial condition, and results of operations. AI technology advancements, including efficiency improvements, without related increases in the adoption and development of such technologies, could also negatively impact demand for, and the valuation of, digital infrastructure assets.

The Fund and its portfolio investments could be exposed to the risks of AI technology if third-party service providers or any counterparties, whether or not known to the Fund, also use AI technology in their business activities. The Fund and its service providers may not be in a position to control the use of AI technology in third-party products or services.

Use of AI technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI technology applications and users.

Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into the models that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error, or could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. To the extent that the Fund or its portfolio investments are exposed to the risks of AI technology use, any such inaccuracies or errors could have adverse impacts on the Fund or its investments.

Regulations related to AI technology could also impose certain obligations and costs related to monitoring and compliance. For example, in April 2023, the Federal Trade Commission, U.S. Department of Justice, Consumer Financial Protection Bureau, and U.S. Equal Employment Opportunity Commission released a joint statement on artificial intelligence demonstrating interest in monitoring the development and use of automated systems and enforcement of their respective laws and regulations. In October 2023, an executive order established new standards for AI safety and security. In addition to the U.S. regulatory framework, in 2024, the EU adopted the Artificial Intelligence Act, which applies to certain AI technology and the data used to train, test, and deploy them, which may create additional compliance burdens, higher administrative costs, and significant penalties should the Fund, the adviser, or the Fund’s portfolio investments fail to comply.

AI technology and its applications, including in the investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments. The full extent of current or future risks related thereto is not possible to predict, and the Fund may not be able to anticipate, prevent, mitigate, or remediate all of the potential risks, challenges, or impacts of such changes.

While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.

Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

Participation Notes. A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, a Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers determined to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of a participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Although certain Funds will use an approach to investing that is largely a passive, indexing approach, such Funds may engage in a substantial number of portfolio transactions. With respect to these Funds, the rate of portfolio turnover will be a limiting factor when the Manager considers whether to purchase or sell securities for a Fund only to the extent that the Manager will consider the impact of transaction costs on a Fund’s tracking error. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock. Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to bond holders and other creditors in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Tax-Exempt Preferred Shares. Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular U.S. federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including illiquid investments risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Trust Preferred Securities. Certain Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders but would typically be subordinated to other classes of the operating company’s debt. Typically, a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property, which derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, occupancy and rental rates, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. To the extent that assets underlying a REIT are concentrated geographically, by property type, or in certain other respects, these risks may be heightened.

In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Ordinary REIT dividends received by the Fund and distributed to the Fund’s shareholders will generally be taxable as ordinary income and will not constitute “qualified dividend income.” However, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company may report dividends as eligible for this deduction to the extent the regulated investment company’s income is derived from ordinary REIT dividends (reduced by allocable regulated investment company expenses). A shareholder may treat the dividends as such provided the regulated investment company and the shareholder satisfy applicable holding period requirements.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the

REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Market Risks/Recent Market Events. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to a company or to factors that affect a particular industry or industries, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. The success of a Fund’s activities could be affected by interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, economic sanctions, currency exchange controls, and local, regional or global events such as war, acts of terrorism, natural and environmental disasters, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. These factors may affect the level and volatility of securities prices and the liquidity of a Fund’s investments, which could impair the Fund’s profitability or result in losses. A Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Unpredictable or unstable market conditions may result in reduced opportunities to find suitable investments to deploy capital or make it more difficult to exit and realize value from a Fund’s existing investments. It is important to understand that a Fund can incur material losses even if it reacts quickly to difficult market conditions and there can be no assurance that a Fund will not suffer material adverse effects from broad and rapid changes in market conditions.

Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, can occur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis of 2008, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Governments and regulators may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

The COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. These health crises may be short term or long term, and may exacerbate other pre-existing political, social and economic risks, disrupt normal market conditions and operations, and negatively impact performance. In addition, the impact of infectious diseases in emerging developing or emerging market countries may be greater due to less established health care systems.

Legal and Regulatory Risks. The Manager is part of a larger firm with multiple business lines active in multiple jurisdictions that are governed by a multitude of legal systems and regulatory regimes, some of which are new and evolving. As a result, the Funds and the Manager and its affiliates are subject to extensive and sophisticated legal, tax and regulatory risks, including changing laws and regulations, developing interpretations of such laws and regulations, as well as existing laws, and increased scrutiny by regulators and law enforcement authorities. Unexpected economic, political, regulatory and diplomatic events within the United States and abroad can trigger new and complex regulations that the Manager and/or the Funds may need to comply with. The implementation of changes to comply with current and/or new regulations applicable to the Funds and/or the Manager could have a material adverse effect on the Funds (including by imposing material costs on the Funds, reducing profit margins, reducing investment opportunities or by otherwise restricting the Funds and/or the Manager).

Tariff and Trade Policy Risks. Some countries, including the U.S., have adopted more protectionist trade policies. The U.S. government recently altered its approach to international trade policy, resulting in significant impacts on international trade relations, certain tax and immigration policies, and other aspects of the national and international political and financial landscape. The rise in protectionist trade policies, slowing economic growth, changes to some major international trade agreements, risks associated with trade agreements between the U.S. and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and other adverse impacts on a Fund’s overall performance.

Geographic Risks. Some of the companies in which the Fund invests may be located in, or otherwise connected to, parts of the world affected by natural disasters such as severe heat, earthquakes, tornadoes, volcanic eruptions, wildfires, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. In addition, issuers may be impacted by security concerns with respect to a country or region, such as war and other types of conflict, terrorism, strained international relations and territorial disputes. Any of these events may adversely affect the issuers, markets and economies to which a Fund is exposed, which may adversely affect the value of the Fund.

Reference Rate Replacement Risk. The London Interbank Offered Rate (“LIBOR”) had historically been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which a Fund may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which a Fund invests may have also historically obtained financing at floating rates based on LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants as a result of benchmark reforms, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these alternative rates are continuing to develop (e.g., the Secured Overnight Financing Rate (“SOFR”) for USD-LIBOR). While the transition from LIBOR has gone relatively smoothly, residual risks associated with the transition may remain that may impact markets or particular investments and, as such, the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities . SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund.

In addition, interest rates or other types of rates and indices which are classified as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union (“EU”) regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom (“UK”) law by virtue of the EU (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third-party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Manager or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the applicable custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. For certain Funds, however, collateral may include instruments other than cash items and obligations issued by the U.S. Government or its agencies or instrumentalities, including securities that the Fund could not hold directly under its investment strategies without the repurchase obligation.

The type of collateral underlying repurchase agreements may also pose certain risks for a Fund. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements. The SEC has also finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Restricted Securities. A Fund may invest in or hold securities that are not registered under the Securities Act (“restricted securities”), which may include securities in private companies and Rule 144A Securities. Restricted securities may be sold in private placement transactions between issuers and their purchasers, including through private negotiated transactions between the issuer and their purchasers, such as the Funds, and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that a Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that a Fund will be able to realize the value of such restricted securities in a timely manner or at all. As a result of the absence of a public trading market and the potential bespoke nature on certain transactions, restricted securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by the Fund or less than their fair market value. The amount of any discount may vary depending on the security type, the character of the issuer, which party (if any) will bear the expenses of registering the restricted security, and prevailing market conditions. In addition, issuers whose securities are not publicly traded or who are not otherwise publicly listed may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. In addition, the Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities. If so, the Fund may be liable to purchasers of the restricted securities if the registration statement prepared by the issuer, or the corresponding prospectus, is materially inaccurate or misleading. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. Issuers of restricted securities may not be subject to SEC reporting requirements, may not be required to maintain their accounting records in accordance with generally accepted accounting principles, and may not be required to maintain effective internal controls over financial reporting. As a result, BlackRock may not have timely or accurate information about the business, financial condition and results of operations of such issuers, and investments in securities of such issuers may involve a high degree of business and financial risk and may result in substantial losses to the Fund. Such issuers may also have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Certain restricted securities may represent limited investment opportunities and each shareholder’s proportionate investment exposure to such limited investment opportunities may be reduced proportionately as the Fund’s net assets grow from new or additional investments made in the Fund by other shareholders. The issuer of a private placement may later register those shares for public sale in an IPO, but there is no guarantee that an IPO will ever be completed. Even after an IPO, there may be a limited trading market for securities of that issuer, including any direct investment by a Fund, or the Fund may be subject to contractual limitations on its ability to resell its existing securities following an IPO. The inability of an applicable issuer of a restricted security to complete an IPO or offer other liquidity opportunities to the Fund and other investors will extend the holding period of a Fund’s investments, potentially indefinitely, and may adversely affect the value of the investments. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. The activity of identifying, completing, and realizing upon attractive investments in restricted securities is highly competitive and involves a high degree of uncertainty. A Fund will be competing for investments against other similarly situated investors. It is possible that competition for appropriate investment opportunities may increase, thus potentially reducing the number of investment opportunities available to a Fund and adversely affecting the terms upon which investments can be made. There is no assurance that investment opportunities for restricted securities will be available at any given time or at a level desired by a Fund, especially as that Fund grows in size.

There may not be a readily available market value for a Fund’s restricted securities (in particular, restricted securities issued by private companies) and thus they may be considered “illiquid”. Each Fund values restricted securities in accordance with BlackRock’s valuation policies and procedures, which are designed to value investments such that they accurately reflect fair value. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. Differences in the value of the Fund’s private investments could result in the Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, potentially resulting in the dilution of shareholder interests and increasing opportunities for shareholder arbitrage. The values used by the Fund to price its restricted securities may also differ from those used by other investment companies and investors to price the same restricted securities. In addition, the impact of changes in the market environment and other events on the fair values of a Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. A Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the investment’s actual market or fair value or the values that the Fund ultimately realizes upon the disposal of such investments.

See also risks discussed under “Illiquid Investments.”

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 18f-4 under the Investment Company Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to all such transactions and any other borrowings in the aggregate, or (ii) treats all such transactions as Derivatives Transactions under Rule 18f-4. See “—Derivatives—Regulation of Derivatives—Rule 18f-4 under the Investment Company Act” above. The SEC has also finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Additionally, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many reverse repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing reverse repurchase agreements or to realize amounts to be received under such agreements.

Rights Offerings and Warrants to Purchase. Certain Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments.

Rule 144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act. See “Restricted Securities” above.

Securities Lending. Each Fund may lend portfolio securities to certain borrowers that BlackRock determines to be creditworthy, including borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BlackRock; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events, including but not limited to corporate actions, could lead a Fund to lend securities that are trading at a premium due to increased demand, or to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If a Fund were to lend out securities that are subject to a corporate action and commit to the borrower a particular election as determined by the Fund’s investment adviser, the benefit the Fund would receive in respect of committing to such election may or may not be less than the benefit the Fund would have received from making a different election in such corporate action. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund’s ability to participate in a corporate action event may be impacted, or the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income, and distributions by the Fund of such substitute payments will not constitute qualified dividend income. Additionally, substitute payments received by a Fund representing qualified REIT dividends paid on REIT securities loaned out by the Fund will not be considered qualified REIT dividends, and distributions by the Fund of such substitute payments will not be eligible for a 20% deduction currently available for ordinary REIT dividends paid to non-corporate shareholders provided certain other requirements are satisfied. The securities lending agent will take into account the tax effects on shareholders caused by these differences in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to a Fund (as permitted by applicable law).

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Prudential regulation may also favor lenders that can provide additional protections, such as liens that are exercisable in connection with a lender default, to borrowers. Certain Funds expect to provide additional protections to borrowers, where permitted pursuant to a Fund’s investment policies and if BlackRock believes doing so is in the best interest of the Fund.

The SEC has adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. Compliance with this rule is expected to be required in late 2028, although in response to the outcome of a legal challenge against the rule, the SEC may amend the rule and/or delay the current expected compliance date.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Certain Funds have a fundamental investment restriction prohibiting short sales of securities unless they are “against-the-box.” In a short sale “against-the-box,” at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government Securities or other liquid securities similar to those borrowed.

With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations.

A Fund must comply with Rule 18f-4 under the Investment Company Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the Rule. See “—Derivatives—Regulation of Derivatives—Rule 18f-4 under the Investment Company Act” above.

Short sales are also subject to certain SEC regulations and certain European Union and United Kingdom regulations (under which there are restrictions on net short sales in certain securities). If the SEC or regulatory authorities in other jurisdictions were to adopt additional restrictions regarding short sales, they could restrict a Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may make it impossible for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, rights and other interests issued by special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities, including the “founder’s” shares and warrants described below. A SPAC is a publicly traded company that raises investment capital via an IPO for the purpose of identifying and acquiring one or more operating businesses or assets. In connection with forming a SPAC, the SPAC’s sponsors acquire “founder’s” shares, generally for nominal consideration, and warrants that will result in the sponsors owning a specified percentage (typically 20%) of the SPAC’s outstanding common stock upon completion of the IPO. At the time a SPAC conducts an IPO, it has selected a management team but has not yet identified a specific acquisition opportunity. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s public shareholders, the warrants expire, and the “founder’s” shares and such warrants become worthless. Because SPACs and similar entities are in essence “blank check” companies without operating histories or ongoing business operations (other than identifying and pursuing acquisitions), the potential for the long-term capital appreciation of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may ultimately lead to an increase in the volatility of their prices following the acquisition. In addition, some of these securities may be considered illiquid and/or subject to restrictions on resale.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Standby commitments will only be entered into with dealers, banks and broker-dealers which, in the Manager’s or sub-adviser’s opinion, present minimal credit risks. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Standby commitments will be valued at zero in determining NAV. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes generally include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Taxability Risk. Certain of the Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Temporary Defensive Measures. As a temporary defensive measure, including to respond to adverse market, economic, political or other conditions, a Fund may depart from its principal investment strategies and may invest without limitation in cash, high quality money market instruments, or other short term investments. Certain Funds may also invest in cash and other such instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. Government obligations, U.S. Government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement. Temporary defensive measures may affect a Fund’s ability to achieve its investment objective.

U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts and certificates of accrual on Treasury certificates). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

U.S. Treasury Rolls. Certain Funds may invest in U.S. Treasury rolls. In a U.S. Treasury roll transaction, the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. U.S. Treasury roll transactions may incrementally adjust the average maturity of a Fund’s portfolio and increase the interest yield on the Fund’s portfolio by extending the average maturity of the portfolio in a normal yield curve environment. During the period before the settlement date of a U.S. Treasury roll, a Fund continues to earn interest on the securities it is selling; however, it does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counterparty to the U.S. Treasury roll transaction failed to perform its obligations on the settlement date.

The market value of the securities that a Fund is required to purchase may decline below the agreed upon purchase price of those securities. U.S. Treasury rolls are speculative techniques that can be deemed to involve leverage. There is no assurance that U.S. Treasury rolls can be successfully employed.

Utility Industries. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to customers. The value of regulated utility debt securities and, to a lesser extent, equity securities, tends to have an inverse relationship to the movement of interest rates and therefore may lead to volatility in performance.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Therefore, deregulation may eliminate restrictions on the maximum level of profits of certain utility companies, but may also subject these companies to greater risk of loss. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a TBA (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions. FINRA rules have also been implemented that include mandatory margin requirements for the TBA market with limited exceptions. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the Investment Company Act permits a Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. See “—Derivatives—Regulation of Derivatives—Rule 18f-4 under the Investment Company Act” above.

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when-issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the U.S. federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Suitability. (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions. (All Funds)

See “Investment Restrictions” or “Investment Policies,” as applicable in each Fund’s SAI for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes” or “Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.

Foreign government securities (unlike U.S. Government Securities) are not exempt from the 5%, 10% and 25% diversification requirements of the Code discussed above and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the U.S. federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See “Information on Directors and Officers, ‘—Biographical Information,’ ‘— Share Ownership’ and ‘— Compensation of Directors’” or “Information on Trustees and Officers, ‘—Biographical Information,’ ‘— Share Ownership’ and ‘— Compensation of Trustees’,” as applicable, in Part I of each Fund’s SAI for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see “Management, Advisory and Other Service Arrangements — Management Agreement” or “Management and Advisory Arrangements,” as applicable, in Part I of each Fund’s SAI.

For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of NAV); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”), BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) or JPMorgan Chase Bank, N.A. (“JPM”) pursuant to an agreement between State Street, BNY Mellon or JPM, as applicable, and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution and/or Shareholder Servicing Plans.”

Sub-Advisory Fee. The Manager of certain Funds has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s Prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund.

Organization of the Manager. BlackRock Advisors, LLC is a Delaware limited liability company and BlackRock Fund Advisors is a California corporation. Each Manager is an indirect, majority-owned subsidiary of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Management Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s SAI (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s Prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see “Management, Advisory and Other Service Arrangements — Administration Agreement” or “Management and Advisory Arrangements,” as applicable, in Part I of that Fund’s SAI.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement with BlackRock will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (in this capacity, the “Transfer Agent”), a subsidiary of The Bank of New York Mellon Corporation, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Directors of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I of this SAI for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. A Fund also may use special purpose custodian banks from time to time for certain assets.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

Generally, overdraft charges, if any, are treated as interest expense. With respect to certain Funds, on a monthly basis the Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. With respect to such Funds, the custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

Accounting Services. Each Fund has entered into an agreement with State Street, BNY Mellon or JPM, pursuant to which State Street, BNY Mellon or JPM provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street, BNY Mellon or JPM provides similar accounting services to the Master LLCs.

See “Management, Advisory and Other Service Arrangements — Accounting Services” or “Management and Advisory Arrangements — Accounting Services,” as applicable, in Part I of each Fund’s SAI for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street, BNY Mellon or JPM and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of each Fund and the Board of Directors of the Manager have each approved Portfolio Holdings and Related Information Distribution Guidelines (the “Policy”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Policy is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no earlier or more frequently than shareholders and prospective shareholders.

Pursuant to the Policy, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s Portfolio Characteristics (as defined below) and Portfolio Holdings (as defined below). The Board of Directors of each Fund and the Board of Directors of the Manager have each approved the adoption by the Fund of the Policy, and employees of the Manager are responsible for adherence to the Policy. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the Policy.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s Portfolio Holdings and/or Portfolio Characteristics is prohibited, except as provided in the Policy.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so and confidentiality obligations are in effect, as appropriate.

•	Portfolio Holdings: “Portfolio Holdings” are a Fund’s portfolio securities and other instruments, and include, but are not limited to:

•	for equity securities, information such as issuer name, CUSIP, ticker symbol, total shares and market value;

•	for fixed income securities, information such as issuer name, CUSIP, ticker symbol, coupon, maturity, current face value, market value, yield, WAL, WAM, duration and convexity;

•	for all securities, information such as quantity, SEDOL and market price as of a specific date;

•	for derivatives, indicative data including, but not limited to, pay leg, receive leg, notional amount, reset frequency and trade counterparty; and

•

for trading strategies, specific portfolio holdings, including the number of shares held, weightings of particular holdings, trading details, pending or recent transactions and portfolio management plans to purchase or sell particular securities or allocation within particular sectors.

•

Portfolio Characteristics (excluding Liquidity Metrics): “Portfolio Characteristics” include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, risk related information (e.g., value at risk, standard deviation), ROE, P/E, P/B, P/CF, P/S and EPS.

•

Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

•	Portfolio Characteristics — Liquidity Metrics:

•

“Liquidity Metrics” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology which include, but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology.

•	The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to SEC Rule 22e-4 (including SEC liquidity tiering) is not permitted unless pre-approved.

•

Disclosure of Liquidity Metrics pursuant to Section 3 of the Policy should be reviewed by BlackRock’s Risk and Quantitative Analysis Group and the relevant portfolio management team prior to dissemination.

Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the SEC (e.g., a fund’s annual report and annual financial statements), through a press release or placement on a publicly-available internet website), or information derived or calculated from such public sources shall not be deemed Confidential Information.

Portfolio Holdings and Portfolio Characteristics may be disclosed in accordance with the below schedule or as specified in a Fund’s registration statement.

Open-End Mutual Funds (Excluding Money Market Funds)

Time Periods for Portfolio Holdings
	Prior to 20 Calendar Days After Month-End	20 Calendar Days After Month-End To Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds[1], BlackRock Core Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V, BlackRock Strategic Global Bond Fund, Inc., BlackRock Total Return Fund of BlackRock Bond Fund, Inc., BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds II, Inc., BlackRock Sustainable Total Return Fund of BlackRock Bond Fund, Inc., BlackRock Unconstrained Equity Fund and BlackRock Systematic Multi-Strategy Fund of BlackRock Funds IV, and BlackRock Global Equity Market Neutral Fund of BlackRock FundsSM (each of whose portfolio holdings may be disclosed 60 calendar days after month-end). BlackRock generally discloses portfolio holdings information on the lag times established herein on its public website. If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Time Periods for Portfolio Characteristics
Portfolio Characteristics (Excluding Liquidity Metrics)	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.[1,2]	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Time Periods for Portfolio Characteristics
Portfolio Characteristics — Liquidity Metrics	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[1] Global Allocation Exception: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain Portfolio Characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund is available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in these guidelines. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[2] Strategic Income Opportunities Exception: Information on certain Portfolio Characteristics of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Open-End Mutual Funds and ETFs (Excluding Money Market Mutual Funds and MM ETFs)

Time Periods for Portfolio Characteristics: Liquidity Metrics
	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
Portfolio Characteristics - Liquidity Metrics	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Money Market Mutual Funds and ETFs3,4,5

Money Market ETFs will comply with the disclosure requirements under both the Money Market (Rule 2a-7) Policy and the ETF Rule (Rule 6c-11) Policy.

Time Periods
	Prior to 5 Business Days After Month-End	5 Business Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following Portfolio Holdings information is required to be released on the website pursuant to Rule 2a-7 on a monthly basis: name of issuer, category of investment, CUSIP, principal amount, maturity dates, yields and value.

BlackRock will release this information on the following timelines or on a more frequent timeline than required under Rule 2a-7:

•

Government MMFs: Daily portfolio holdings are released on the website on a one business day lag.

•

Money Market ETFs (prime and government): Daily portfolio holdings information released on a daily basis pursuant to ETF rule requirements.

•

Certain Money Market Mutual Funds and Money Market ETFs: Weekly schedule of investments (PDF) is posted to the website at least one business day after week-end. (The Cash business identifies those Funds.)

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third party data providers. If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following information is: (i) required to be released on the Fund’s website daily (i.e., each Business Day as of the end of the preceding Business Day):

•

Historical NAVs calculated based on market factors (e.g., marked to market).

•

Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7).

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third party data providers. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Time Periods
Prior to 5 Business Days After Month-End	5 Business Days After Month-End to Date of Public Filing

•

Daily net flow information (inflows less outflows).

•

Other information as may be required by Rule 2a-7.

(ii) voluntarily released on the Fund’s website daily (i.e., each Business Day as of the end of the preceding Business Day):

•

Fund SEC yields, WAM (required monthly), WAL (required monthly), fund size and share class size.

[3] BlackRock Short Obligations Fund. Fund’s holdings may be disclosed in accordance with the frequency for money market funds.

[4] Circle Reserve Fund Exception: Information on portfolio holdings and certain portfolio characteristics of the Circle Reserve Fund may be made available to the shareholders of the Fund, upon request, on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time.

[5] Portfolio Holdings information is required to be disclosed daily on an ETF’s website under Rule 6c-11 under the 1940 Act. Specifically, on each Business Day, prior to the opening of regular trading on the ETF’s primary listing exchange, an ETF is required to disclose on its website Portfolio Holdings information as set forth in the ETF Rule Policy that will form the basis of the ETF’s next net asset value per share calculation.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Directors and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (e.g., Fund administrator, Fund custodian, proxy voting service), securities lending borrowers, and broker-dealers that are fund counterparties. Non-disclosure or confidentiality agreements will be in place with such service providers, borrowers, and broker-dealers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i) the preparation and posting of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s Portfolio Holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•

Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

Other Information. The Policy shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information. For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Prospectus.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the Investment Company Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s Portfolio Holdings or Portfolio Characteristics.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund Portfolio Holdings to the following persons or entities:

1.	Fund’s Board of Directors and, if necessary, independent Directors’ counsel and Fund counsel.

2.	Fund’s Transfer Agent.

3.	Fund’s Custodian.

4.	Fund’s Administrator, if applicable.

5.	Fund’s independent registered public accounting firm.

6.	Fund’s accounting services provider.

7.	Independent rating agencies — Lipper Inc., Moody’s, Fitch.

8.	Information aggregators — S&P Global, Bloomberg, eVestments Alliance and Informa/PSN Investment Solutions.

9.

Pricing Vendors — Refinitiv Limited, Refinitiv US LLC, ICE Data Services, Bloomberg, IHS Markit, JP Morgan Pricing-Direct, Valuation Research Corporation, Murray, Devine & Co., Inc. and WM Company PLC.

10.	Valuation Providers — Houlihan Lokey, Lincoln Financial, Chatham and Kroll.

11.

Third-party feeder funds — Stock Index Fund, a series of Homestead Funds, Inc. and Transamerica Stock Index, a series of Transamerica Funds and their respective boards, sponsors, administrators and other service providers.

12.

Affiliated feeder funds — iShares S&P 500 Index Fund, iShares U.S. Aggregate Bond Index Fund, Treasury Money Market Fund (Cayman) and their respective boards, sponsors, administrators and other service providers.

13.

Other — Investment Company Institute, Goldman Sachs Asset Management, L.P., J.P. Morgan Chase Bank, N.A., Mizuho Asset Management Co., Ltd., Nationwide Fund Advisors, State Street Bank and Trust Company, Donnelley Financial Solutions, Inc. and Silicon Valley Bank.

With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s CCO, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by a Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Portfolio Holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders.

These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives identical or similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Such other funds or accounts may offer exposure to strategies that are identical or substantially similar to those of a Fund but with different fees and expenses, governance and structures, and/or services provided by BlackRock. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain Funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to a Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions regarding certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The net asset value and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain Funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”) or BlackRock Institutional Trust Company, N.A. (“BTC”), as applicable, each an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

As discussed in the section below entitled “Portfolio Transactions and Brokerage — Transactions in Portfolio Securities,” BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under MiFID II, EU investment managers, including BlackRock International Limited (“BIL”) which acts as a sub-adviser to certain Funds, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of a Fund acquired for its own accounts. A large redemption of shares of a Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares—Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice regarding certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Moreover, applicable provisions of the Investment Company Act or other regulatory considerations may restrict a Fund or BlackRock from effecting certain portfolio transactions or taking other actions in respect of an investment on behalf of a Fund, including where BlackRock and/or clients advised by BlackRock already have an interest in such issuer or the investment. Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to Funds and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Funds’ portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Funds with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Funds with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Funds, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative, except that Investor A Shares of Index Funds (defined below) and BlackRock Short Obligations Fund are generally not subject to an initial sales charge, and Investor C Shares are sold to investors choosing the deferred sales charge alternative. Investor P Shares are available only to certain investors purchasing shares of Funds through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer such shares. Institutional Shares are sold to certain eligible investors without a sales charge.

Certain Funds offer Class R Shares, which are available only to certain employer-sponsored retirement plans and are sold without a sales charge. Certain Funds offer Class G Shares, which are available only to investors on eligible platforms, which are platforms where clients invest in the Fund through a single omnibus account in the name of a financial intermediary that meets an initial investment minimum of $2 billion. In addition, certain Funds offer Service Shares, BlackRock Shares and/or Class K Shares that are available only to certain eligible investors. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the NAV of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. In addition, with respect to the affiliated underlying funds in which target date funds advised by BlackRock or its affiliates (“BlackRock Target Date Funds”) invest, the applicable offering price of each affiliated underlying fund is based on the NAV of such affiliated underlying fund next determined after a purchase order is received, or deemed to be received upon receipt by a Selling Dealer, by the BlackRock Target Date Funds that allocate a portion of such purchase order to such affiliated underlying fund. As to purchase orders received by Selling Dealers or BlackRock Target Date Funds prior to the close of business on the New

York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the NAV determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer or a BlackRock Target Date Fund before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the Prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares is set forth in the Prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s Manager, Sub-Advisers or BRIL or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Financial intermediaries may, in connection with a change in account type or otherwise in accordance with a financial intermediary’s policies and procedures, exchange shares of a Fund from one class of shares to another class of shares of the same Fund, provided that the exchanged shares are not subject to a contingent deferred sales charge (“CDSC”) and that shareholders meet eligibility requirements of the new share class. Please speak to your financial intermediary for information about specific policies and procedures applicable to your account.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this SAI, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

With certain limited exceptions, the Funds are generally available only to investors residing in the United States and may not be distributed by a foreign financial intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another Fund) into existing accounts, a Fund generally requires that (i) a shareholder that is a natural person be a

U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a financial intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

In-Kind Purchases. Payment for shares of a Fund may, at the discretion of BlackRock, be made in the form of securities that are permissible investments for the Fund and that meet the investment objective, policies and limitations of the Fund as described herein. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) be accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities; (iii) not be subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Institutional Shares

Institutional Shares may be purchased at NAV without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor C, Investor P, Class R or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors. Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of certain Funds, be made in the form of securities that are permissible investments for such Funds. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Certain of the Funds offer Institutional Shares as described in each such Fund’s Prospectus. In addition, the following investors may purchase Institutional Shares: employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Bank of America Corporation (“BofA Corp.”), Barclays PLC or their respective affiliates and immediate family members of such persons; individuals and “Institutional Investors” with a minimum initial investment of $2 million who may purchase shares of a Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares (“Institutional Investors” include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations, and insurance company separate accounts); employer-sponsored retirement plans (which, for this purpose, do not include SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares; clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis; clients of financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment; clients investing through financial intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund, with a minimum initial investment of $1,000; tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons, with a minimum initial investment of $1,000; trust department clients of Bank of America, N.A. and its affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans), (ii) otherwise have investment discretion, or (iii) act as custodian for at least $2 million in assets; and holders of certain BofA Corp. sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp. or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional Shares at lower investment minimums than stated in each Fund’s Prospectus. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares. Investor A1 Shares are offered only (i) for purchase by certain employer-sponsored retirement plans and fee-based programs that have been previously approved by certain Funds, and (ii) to certain investors who currently hold Investor A1 Shares for dividend and capital gain reinvestment only. The Investor A1 initial sales charge does not apply to the transactions described in (i) and (ii). For ease of reference, Investor A, Investor A1 and Investor P (discussed below) Shares are sometimes referred to herein as “front-end load shares.” Investor A Shares of Index Funds (defined below) and BlackRock Short Obligations Fund generally are not subject to an initial sales charge or front-end load.

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor C Shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other Funds, those previously purchased Institutional Shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A, Investor A1, Investor P and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

See “Information on Sales Charges and Distribution Related Expenses” in Part I of each Fund’s SAI for information about amounts paid to the Distributor in connection with Investor A and Investor A1 Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Initial Sales Charge — Investor P Shares

Certain Funds offer Investor P Shares as described in each such Fund’s Prospectus, Investor P Shares are available for purchase only through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer such shares and are subject to an initial sales charge. The ongoing front-end load shares’ service fees will cause Investor P Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Investor A Shares of the same Fund.

See “Information on Sales Charges and Distribution Related Expenses” in Part I of each Fund’s SAI for information about amounts paid to the Distributor in connection with Investor P Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. Financial intermediaries may, in connection with a change in account type or otherwise in accordance with a financial intermediary’s policies and procedures, exchange shares of a Fund from one class of shares to another class of shares of the same Fund provided that the exchanged shares are not subject to a contingent deferred sales charge and that shareholders meet the eligibility requirements of the new share class. Certain sales load reductions and waivers may be available to customers of certain financial intermediaries, as described under “Intermediary-Defined Sales Charge Waiver Policies” in the Fund’s Prospectus. Please speak to your financial intermediary for more information.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge: (i) the current value of an investor’s existing Investor A, Investor A1, Investor C, Investor P, Institutional, Class K and Premier Shares in most BlackRock Funds, (ii) the current value of an investor’s existing shares of certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and (iii) the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares. Certain funds employ a “passive” management approach and attempt to match the performance of a target index as closely as possible before the deduction of Fund expenses (“Index Funds”). Although Investor A Shares of Index Funds and BlackRock Short Obligations Fund generally are not subject to a sales charge, an investor’s existing Investor A, Investor A1, Investor C, Investor P, Institutional, Class K and Premier Shares in the Index Funds and BlackRock Short Obligations Fund may be combined with the amount of an investor’s current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge: (i) buy a specified amount of Investor A, Investor C, Investor P, Institutional, Class K and/or Premier Shares, (ii) make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or (iii) make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund. The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional, Class K and Premier Shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction. The investor must notify the Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent. During the term of the Letter of Intent, the Fund will hold Investor A Shares and/or Investor P Shares, as applicable, representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares and/or Investor P Shares, as applicable, held in escrow to pay the difference.

Placement Fees.

BlackRock may pay placement fees to dealers on purchases of Investor A and Investor P Shares of all Funds, which may depend on the policies, procedures and trading platforms of your financial intermediary.

Except as noted below, these placement fees may be up to the following amounts for Investor A Shares:

$1 million but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Investor A Shares of BlackRock Global Allocation Fund, Inc., BlackRock Dynamic High Income Portfolio (for shares purchased prior to July 1, 2020) and BlackRock Multi-Asset Income Portfolio (for shares purchased prior to July 1, 2020) of BlackRock Funds II, BlackRock Credit Relative Value Fund of BlackRock Funds IV and BlackRock Event Driven Equity Fund, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Investor A Shares of BlackRock Systematic Multi-Strategy Fund of BlackRock Funds IV, BlackRock Advantage CoreAlpha Bond Fund of BlackRock Funds VI, BlackRock Tactical Opportunities Fund of BlackRock FundsSM, BlackRock High Yield Portfolio, BlackRock Core Bond Portfolio and BlackRock Sustainable High Yield Bond Fund of BlackRock Funds V, BlackRock Securitized Income Fund of Managed Account Series II and BlackRock Strategic Global Bond Fund, Inc., the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Investor A Shares of BlackRock Mortgage-Backed Securities Fund and BlackRock Impact Mortgage Fund of BlackRock Funds V, the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to Investor A Shares of BlackRock Managed Income Fund of BlackRock Funds II, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to Investor A Shares of BlackRock Inflation Protected Bond Portfolio of BlackRock Funds V, the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.15%
$3 million but less than $15 million	0.10%
$15 million and above	0.05%

With respect to Investor A Shares of BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Income Fund and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V, the placement fees may be up to the following amounts:

$500,000 but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Investor A Shares of BlackRock Short Duration Muni Fund of BlackRock Municipal Bond Fund, Inc. (for shares purchased prior to March 18, 2019), the placement fees may be up to the following amounts:

$250,000 and above	0.50%

With respect to Investor A Shares of BlackRock Short Duration Muni Fund of BlackRock Municipal Bond Fund, Inc. (for shares purchased on or after March 18, 2019 and prior to July 1, 2020), the placement fees may be up to the following amounts:

$100,000 and above	0.25%

With respect to Investor A Shares of BlackRock Short Duration Muni Fund of BlackRock Municipal Bond Fund, Inc. (for shares purchased on or after July 1, 2020), the placement fees may be up to the following amounts:

$250,000 and above	0.25%

With respect to Investor A Shares of BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New York Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust and BlackRock National Municipal Fund of BlackRock Municipal Bond Fund, Inc., the placement fees may be up to the following amounts:

$250,000 but less than $4 million	1.00%
$4 million but less than $10 million	0.50%
$10 million and above	0.25%

With respect to Investor A Shares of BlackRock Dynamic High Income Portfolio (for shares purchased on or after July 1, 2020) and BlackRock Multi-Asset Income Portfolio (for shares purchased on or after July 1, 2020) of BlackRock Funds II, BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and BlackRock Balanced Fund, Inc., the placement fees may be up to the following amounts:

$250,000 but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Investor P Shares of BlackRock LifePath® Index 2030 Fund, BlackRock LifePath® Index 2035 Fund, BlackRock LifePath® Index 2040 Fund, BlackRock LifePath® Index 2045 Fund, BlackRock LifePath® Index 2050 Fund, BlackRock LifePath® Index 2055 Fund, BlackRock LifePath® Index 2060 Fund, BlackRock LifePath® Index 2065 Fund, BlackRock LifePath® Index 2070 Fund and BlackRock LifePath® Index Retirement Fund of BlackRock Funds III, the placement fees may be up to the following amounts:

$1,000,000 and above	0.10%

With respect to Investor P Shares of iShares Municipal Bond Index Fund of BlackRock FundsSM, the placement fees may be up to the following amounts:

$1,000,000 and above	0.15%

There are no placement fees for Investor P Shares of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc. and iShares S&P 500 Index Fund and iShares U.S. Aggregate Bond Index Fund of BlackRock Funds III.

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares of BlackRock Impact Mortgage Fund of BlackRock Funds V will result in a placement fee of up to 0.50% on the first $3 million and a placement fee of 0.25% on the final $1 million).

Other. The following persons may also buy Investor A or Investor P Shares without paying a sales charge: (a) certain employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs); (b) rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to Investor A or Investor P, as applicable, shares of the same or another BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Fund; or purchases by IRA programs that are sponsored by financial intermediary firms provided the financial intermediary firm has entered into a Class A or Investor P NAV agreement, as applicable, with respect to such program with the Distributor; (c) insurance company separate accounts; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution; (f) financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee; (g) state sponsored 529 college savings plans and rollovers of such 529 plans into Roth IRAs as permitted under the Internal Revenue Code; (h) with respect to Investor A Shares only, accounts opened directly with a Fund that do not have a financial intermediary associated with the account; and (i) persons involuntarily liquidated from a Fund, who within 60 days of liquidation buy new shares of another BlackRock Fund (but only up to the amount that was liquidated). The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Transfer Agent, Distributor, fund accounting agents, Barclays PLC and their affiliates may buy Investor A or Investor P Shares of each of the Funds without paying a sales charge to the extent permitted by these firms including: (a) officers, directors and partners; (b) employees and retirees; (c) employees or registered representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons (“immediate family members” shall be defined as the investor, the investor’s spouse or domestic partner, children, parents and siblings); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). Investors who qualify for any of these exemptions from the sales charge should purchase Investor A or Investor P Shares. In addition, a sales charge waiver may be available for investors exchanging Investor A Shares of one BlackRock Fund for Investor P Shares of another BlackRock Fund, or exchanging Investor P Shares of one BlackRock Fund for Investor A Shares of another BlackRock Fund, through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares. The availability of Investor A or Investor P Shares sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

If you invest $1,000,000 ($250,000 for BlackRock Dynamic High Income Portfolio, BlackRock Multi-Asset Income Portfolio and BlackRock Managed Income Fund of BlackRock Funds II, BlackRock Credit Relative Value Fund of BlackRock Funds IV, BlackRock Total Return Fund of BlackRock Bond Fund, Inc., BlackRock Global Allocation Fund, Inc., BlackRock National Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Short Duration Muni Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust,

BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New York Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, BlackRock Event Driven Equity Fund and BlackRock Balanced Fund, Inc., and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Income Fund and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V) or more in Investor A or Investor P Shares, as applicable, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor P Shares, as applicable, within 18 months after purchase (a shorter holding period may apply depending on the Fund), you may be charged a deferred sales charge.

A deferred sales charge of up to 1.00% may apply to certain redemptions of Investor A Shares of the Index Funds and BlackRock Short Obligations Fund purchased in an exchange transaction for Investor A Shares of a portfolio advised by BlackRock or its affiliates where no initial sales charge was paid at the time of purchase of such fund (an “Investor A Load-Waived BlackRock Portfolio”) as part of an investment of $1,000,000 (lesser amounts may apply depending on the Investor A Load-Waived BlackRock Portfolio) or more. The Investor A Shares deferred sales charge is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Investor A Load-Waived BlackRock Portfolio (a shorter holding period may apply depending on the Investor A Load-Waived BlackRock Portfolio), unless you qualify for a waiver. There is no deferred sales charge charged on redemptions if you have owned your Investor A Shares for more than 18 months (or for a shorter holding period, as applicable) (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Index Fund or BlackRock Short Obligations Fund).

The deferred sales charge on Investor A or Investor P Shares, as applicable, is not charged in connection with: (a) redemptions of Investor A or Investor P Shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions from IRA and 403(b)(7) accounts due to the shareholder reaching the applicable age triggering such distributions; (d) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A or Investor P Shares; (f) involuntary redemptions of Investor A or Investor P Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC related to purchases of $1,000,000 ($250,000 for BlackRock Dynamic High Income Portfolio, BlackRock Multi-Asset Income Portfolio and BlackRock Managed Income Fund of BlackRock Funds II, BlackRock Credit Relative Value Fund of BlackRock Funds IV, BlackRock Total Return Fund of BlackRock Bond Fund, Inc., BlackRock Global Allocation Fund, Inc., BlackRock National Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Short Duration Muni Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New York Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, BlackRock Event Driven Equity Fund and BlackRock Balanced Fund, Inc., and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Income Fund and BlackRock

Strategic Income Opportunities Portfolio of BlackRock Funds V) or more of Investor A or Investor P Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Investor A and Investor P Shares are also available at NAV to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A and Investor P Shares may be offered at NAV in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A, Investor A1 or Investor P Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor C Shares

Investors choosing the deferred sales charge alternative should consider Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $500,000 or more for Investor C Shares (may be lower on funds that have set a lower breakpoint for NAV). Your financial intermediary may set a lower maximum for Investor C Shares.

Investor C Shares are not available in accounts opened or held directly with a Fund that do not have a financial intermediary associated with the account.

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase.

The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares.

BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution and/or Shareholder Servicing Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by FINRA (as defined below) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally immediately receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1 and Investor P Shares. These may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Each Fund has adopted an automatic conversion feature for Investor C Shares. Effective November 23, 2020, Investor C Shares held for approximately eight years will be converted into Investor A Shares, as set forth in each Fund’s Prospectus. In addition, accounts that do not have a financial intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted to Investor A Shares.

Conversion of Investor C Shares to Investor A Shares

Effective November 23, 2020 (the “Effective Date”), approximately eight years after purchase, Investor C Shares of each Fund will convert automatically into Investor A Shares of that Fund (the “Investor C 8-Year Conversion”). Certain funds (the “Predecessor Funds”) were reorganized into new Funds (the “Successor Funds”) pursuant to reorganizations which occurred in September 2018. The holding period for Investor C Shares of Successor Funds includes the period such shares were held in the respective Predecessor Fund. It is the financial intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain financial intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares approximately eight years after the Effective Date. If, as of November 23, 2028 (eight years after the Effective Date), a financial intermediary has not implemented systems or procedures to track holding periods commencing from the Effective Date, shareholders holding Investor C Shares through such financial intermediary will no longer be eligible to hold Investor C Shares and any such shares will convert to Investor A Shares as soon as reasonably practicable after such date.

In addition, accounts that do not have a financial intermediary associated with them are not eligible to hold Investor C Shares, and any Investor C Shares held in such accounts will be automatically converted into Investor A Shares (the “Investor C Direct Accounts Conversion” and together with the Investor C 8-Year Conversion, the “Investor C Conversions”).

The Investor C Conversions will occur at least once each month (on the “Investor C Conversion Date”) on the basis of the relative NAV of the shares of the two applicable classes on the Investor C Conversion Date, without the imposition of any sales load, fee or other charge. The Investor C Conversions will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Investor C Shares will also convert automatically to Investor A Shares, as set forth in each Fund’s Prospectus. The Investor C Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding.

Contingent Deferred Sales Charge — Investor C Shares

Investor C Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C Shares CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price of Investor C Shares. In addition, no CDSC will be assessed on Investor C Shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See “Information on Sales Charges and Distribution Related Expenses” in Part I of each Fund’s SAI for information about amounts paid to the Distributor in connection with CDSC shares for the periods indicated.

Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor C Shares is not charged in connection with: (1) redemptions of Investor C Shares purchased through certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 72 from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor C Shares; (6) withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (7) involuntary redemptions of Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (8) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (9) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (10) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor C Shares acquired through the reinvestment of dividends or distributions.

Certain CDSC waivers and reductions on Investor C Shares may be available to customers of certain financial intermediaries, as described under “Intermediary-Defined Sales Charge Waiver Policies” in the Fund’s Prospectus. Please speak to your financial intermediary for more information.

Class R Shares

Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain employer-sponsored retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.

If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Class K Shares

Certain Funds offer Class K Shares as described in each such Fund’s Prospectus. Class K Shares are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares, (iii) “Institutional Investors,” which include but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to sell such shares; (v) fee-based advisory platforms of a financial intermediary that (a) has specifically acknowledged in a written agreement with the Distributor and/or its affiliate(s) that the financial intermediary shall offer such shares to fee-based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund or the respective Predecessor Fund in the same account since August 15, 2016. The agreement referenced in (iv) above shall appear in a supplemental agreement to any selling, sub-transfer agent, or distribution and marketing agreement.

Class K Shares are also available to employees, officers and directors/trustees of BlackRock, Inc. and BlackRock Funds and immediate family members of such persons, if they open an account directly with BlackRock. Eligible individuals who would like to convert existing holdings to Class K Shares must contact BlackRock.

Class G Shares

Certain Funds offer Class G Shares, which are available only to investors on eligible platforms. Eligible platforms are those where clients invest in the Fund through a single omnibus account in the name of a financial intermediary that meets an initial investment minimum of $2 billion. For clients investing through such eligible platforms, the Fund does not impose investment minimums on any individual investor. Financial intermediaries may impose separate eligibility requirements.

Service Shares

Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee as set forth in the applicable Fund’s Prospectus.

BlackRock Shares

Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional and individual investors, registered investment advisers and certain fee-based programs.

Distribution and/or Shareholder Servicing Plans

Each Fund has adopted a plan (each, a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act with respect to certain share classes that allows the Fund to pay distribution fees for the sale of its shares and shareholder servicing fees for certain services provided to its shareholders.

Pursuant to the Plans, a Fund may pay BRIL and/or BlackRock, or any other affiliate or significant shareholder of BlackRock, fees for distribution and sales support services with respect to Investor A, Investor A1, Investor C, Investor P, Service and Class R Shares. Currently, as described further below, only Investor C and Class R Shares bear the expense of distribution fees under a Plan.

Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 50 Hudson Yards, New York, NY 10001. BRIL is an affiliate of BlackRock.

Pursuant to the Plans, each Fund may also pay shareholder servicing fees (also referred to as general shareholder liaison services fees) to affiliated and unaffiliated brokers, dealers, financial institutions, insurance companies, retirement plan record-keepers and other financial intermediaries (including BlackRock, BRIL and their affiliates) (collectively, “Service Organizations”) for certain support services rendered by Service Organizations to their customers (“Customers”) who are the beneficial owners of Investor A, Investor A1, Investor C, Investor P, Service and Class R Shares of a Fund. Such services are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record.

The support services provided by Service Organizations are general shareholder liaison services, which include, but are not limited to: (i) answering Customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. The shareholder servicing fees payable pursuant to the Plans are paid to compensate Service Organizations for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares in the applicable share class regardless of the amount of expenses incurred. As a result, payments under the Plans may be more or less than expenses incurred in connection with providing distribution and/or shareholder services with respect to the related class. Information with respect to the payments under the Plans and expenses incurred in providing services with respect to the related class is presented to the Directors for their consideration quarterly. Payments under the Plans consist of the shareholder servicing fees and the distribution fees. Expenses with respect to providing distribution and/or shareholder services with respect to a class may consist of Service Organization financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses. Payments under the Plans with respect to one class will not be used to finance the expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Each Plan is subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders. The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Board of Directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Each Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See “Information on Sales Charges and Distribution Related Expenses” in Part I of each Fund’s SAI for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the Investor C Shares. This limitation does not apply to the shareholder servicing fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Investor C and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). See “Information on Sales Charges and Distribution Related Expenses” in Part I of each Fund’s SAI for comparative information as of your Fund’s most recent fiscal year end with respect to, if applicable, the Investor C and Class R Shares of your Fund.

Other Payments by the Fund

In addition to shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

Additional Payments by BlackRock

From time to time, BlackRock, BRIL and/or their affiliates (referred to in this section collectively as “BlackRock”) may compensate Service Organizations for the sale and distribution of shares of a Fund, for services to a Fund and its shareholders and/or for data provision or technology support. A Service Organization may perform these obligations itself or may arrange for a third party to perform them. These payments, which are not made pursuant to a Plan or otherwise paid by a Fund, are referred to as “Additional Payments” herein.

Additional Payments are made from BlackRock’s own assets (which may come directly or indirectly from fees paid by a Fund to BlackRock for various services, such as investment advisory services). These payments are not an additional charge to a Fund or its shareholders and do not change the price paid by shareholders for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Additional Payments made to Service Organizations are in addition to any distribution or shareholder servicing fees paid under any Plan of any Fund, any sales charges, commissions or other concessions described in the Prospectuses or this SAI, and any administrative, networking, recordkeeping, sub-transfer agency or sub-accounting fees payable by a Fund. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service

Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. While FINRA regulations limit the sales charges that shareholders may bear, there are no limits with regard to the amounts that BlackRock may pay out of its own assets.

Additional Payments may be made as a fixed dollar amount, may be based on the number of Customer accounts maintained by a Service Organization, may be based on a percentage of the value of shares sold to, or held by, Customers of the Service Organization involved, or may be calculated on another basis.

BlackRock negotiates Additional Payments with each Service Organization on an individual basis. Additional Payments may be different for different Service Organizations, and some Service Organizations may be paid pursuant to more than one of the calculations described above. Not all Service Organizations receive Additional Payments. Sales-based payments primarily create incentives to make new sales of shares of the Fund, and asset-based payments primarily create incentives to retain previously sold shares of the Fund. The level of payments made to these Service Organizations in any year will vary and may be limited to specific Funds or share classes. In certain cases, these payments may be subject to certain minimum payment levels.

The aggregate amount of Additional Payments made by BlackRock may be substantial and may be significant to certain Service Organizations. The categories of Additional Payments listed below are not mutually exclusive. The same Service Organization, or one or more of its affiliates, may receive payments under more than one category of Additional Payments. Such payments may be different for different Service Organizations and for different types of Funds.

A. Distribution and Marketing Support

Additional Payments may be made by BlackRock for distribution and marketing support activities. These payments may take the form of, among other things, “due diligence” payments for a Service Organization’s examination of a Fund; payments for providing extra employee training and information relating to a Fund; fees for access (in some cases on a preferential basis) to the Service Organization’s registered representatives, salespersons or other personnel, including at sales meetings and conferences; “shelf space” payments for placing the Fund on the Service Organization’s platform(s); “listing” fees for the placing of the Fund on a dealer’s list (which may be a preferred or recommended list) of mutual funds available for purchase by its Customers or in certain sales programs from time to time; fees for providing assistance in promoting the sale of the Fund’s shares (which may include promotions in communications with the Service Organization’s Customers, registered representatives, salespersons and/or other personnel); payments for the sale of shares and/or the maintenance of share balances; transaction fees (also referred to as “ticket charges”); and payments for infrastructure support. These payments normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

B. Shareholder Services

Many Fund shares are owned or held by Service Organizations for the benefit of their Customers. In these situations, a Fund may not maintain accounts in the name of the Customers and Service Organizations may perform some of the functions for these Customers’ accounts that the Transfer Agent would have performed if the accounts had been in the Customers’ names on the Fund’s books. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as “recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. Additional Payments may exceed amounts that would be earned on these assets by the Transfer Agent for the performance of these or similar services. These Additional Payments made by BlackRock are in addition to any transfer agent, shareholder servicing and transaction processing fees paid by a Fund, as applicable.

C. Data Provision and Technology Support

BlackRock may make Additional Payments to Service Organizations for the provision of certain analytical or other data services relating to the Funds, such as statistical information regarding sales of the Funds, or technology support. Such Additional Payments are generally made as a fixed dollar amount, and not based on assets or sales.

D. Service Organizations Receiving Additional Payments

As of the date of this SAI, the Service Organizations listed below, and, in some cases, certain of the Service Organization’s affiliates, may be receiving one or more types of Additional Payments. This list may change over time, and BlackRock may pay Service Organizations or their affiliates additional types of Additional Payments in the future. Please contact your Service Organization to determine whether it or its affiliate currently may be receiving such payments and to obtain further information regarding any such payments.

&Partners

AccuTech Systems Corporation

ADP Broker-Dealer, Inc.

Advisor Credit Exchange, LLC

Advisor Group, Inc.

AE Wealth Management, LLC

Alight Solutions LLC

Allianz Life Financial Services, LLC

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

Altruist Financial LLC

American Enterprise Investment Services, Inc.

American General Life Insurance Company

American United Life Insurance Company

Annuity Investors Life Insurance Company

Argent Institutional Trust Company

Ascensus Broker Dealer Services, Inc.

Ascensus, Inc.

Atomic Brokerage LLC

Avantax Investment Services, LLC

Bancroft Capital LLC

Bank of America, N.A.

Bank of New York Mellon

Barclays Capital Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Beta Capital Securities LLC

bfinance US Ltd.

BlackRock Advisors, LLC

BMO Capital Markets Corp.

BNP Paribas

BNP Paribas Investment Partners UK Limited

BNY Mellon, N.A.

BofA Securities, Inc.

BOKF, N.A.

Brighthouse Life Insurance Company

Brighthouse Life Insurance Company of NY

Broadridge Business Process Outsourcing, LLC

Brown Brothers Harriman & Co.

Cabrera Capital Markets, LLC

Capital One, N.A.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Group

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CF Secured, LLC

Charles Schwab & Co., Inc.

Charles Schwab Trust Bank

Chicago Mercantile Exchange Inc.

CIM Investment Management, Inc.

Citco Securities, LLC

CitiBank, National Association

Citigroup Global Markets, Inc.

Citizens Bank

Citizens Business Bank

CME Shareholder Servicing LLC

CMFG Life Insurance Company

Comerica Bank

Commonwealth Financial Network

Computershare Trust Company

Conduent HR Services, LLC

Delaware Life Insurance Company

Delaware Trust Company

Deutsche Bank AG

Deutsche Bank Trust Company Americas

Digital Retirement Solutions, Inc.

Dunham & Associates Investment Counsel, Inc.

Dynasty Financial Partners LLC

Edward D. Jones & Co., L.P.

Empire Fidelity Investments Life Insurance Company

Empower Annuity Insurance Company of America

Empower Financial Services, Inc.

Empower Life & Annuity Insurance Company of New York

Empower Plan Services, LLC

Envestnet Asset Management, Inc.

Equitable Advisors, LLC

Equitable Life Insurance Company

E*trade Savings Bank

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Life Insurance Company

Fifth Third Securities, Inc.

First Allied Securities, Inc.

First Command Financial Planning, Inc.

First Hawaiian Bank

First Republic Bank

First Security Benefit Life Insurance and Annuity Company of New York

First Symetra National Life Insurance Company of New York

First-Citizens Bank & Trust Company

FIS Brokerage & Securities Services LLC

FNEX Capital, LLC

Forethought Life Insurance Company

FSC Securities Corporation

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Global Atlantic Distributors, LLC

Goldman Sachs & Co.

Great Pacific Securities, LLC

Guardian Insurance & Annuity Co., Inc.

Hancock Whitney Bank

Hartford Funds Management Company

Hartford Securities Distribution Company, Inc.

Hazeltree Fund Services, Inc.

Hightower Securities, Inc.

Hilltop Securities Inc.

HSBC Bank USA, N.A.

Huntington Securities, Inc.

Institutional Cash Distributors, LLC

Integrity Life Insurance Company

Interactive Brokers, LLC

Investment Trust of California

J.P. Morgan Institutional Investments Inc.

J.P. Morgan Securities LLC

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

Kestra Investment Services, LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Lincoln Retirement Services LLC

Lombard International Life Assurance Company

LPL Financial LLC

M&T Securities Inc.

Manufacturers and Traders Trust Company

Massachusetts Mutual Life Insurance Company

Members Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metavante Corporation

Metropolitan Life Insurance Company

Mid Atlantic Clearing & Settlement Corporation

Midland Life Insurance Company

Minnesota Life Insurance Company

Mischler Financial Group

Mizuho Securities USA Inc.

MML Distributors, LLC

MML Investors Services, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Distribution, Inc.

Morgan Stanley Smith Barney LLC

MUFG Union Bank, National Association

Nassau Life Insurance Company

National Financial Services LLC

National Integrity Life Insurance Company

National Life Insurance Company

Nationwide Financial Services, Inc.

Nationwide Fund Distributors LLC

Nationwide Retirement Solutions

NCB Federal Savings Bank

New England Pension Plan Systems, LLC

New York Life Insurance and Annuity Corporation

Newport Retirement Services, Inc.

Northbrook Bank & Trust Company

Northern Trust Company

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Life Insurance Company

NYLife Distributors LLC

Oppenheimer & Co., Inc.

Orion Advisor Services, LLC

Osaic Wealth, Inc.

Pacific Life & Annuity Company

Pacific Life Insurance Company

Pacific Select Distributors, LLC

Park Avenue Securities LLC

Penserra Securities LLC

Pershing LLC

PFPC Inc.

Piper Jaffray & Co.

PNC Bank, National Association

PNC Capital Markets LLC

PNC Investments LLC

Principal Bank

Principal Life Insurance Company

Protective Life and Annuity Insurance Company

Protective Life Insurance Company

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Annuities Distributors, Inc.

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

RiverSource Distributors, Inc.

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

SagePoint Financial, Inc.

Sammons Retirement Solutions, Inc.

Sanctuary Wealth Group, LLC

Santander Bank, N.A.

Saturna Trust Company

Securities America, Inc.

Securities Finance Trust Company

Security Benefit Life Insurance Company

Security Financial Resources, Inc.

Security Life of Denver Insurance Company

SEI Private Trust Company

SG Americas Securities, LLC

Silicon Valley Bank

Standard Insurance Company

State Farm Life and Accident Assurance Company

State Farm Life Insurance Company

State Farm VP Management Corp.

State Street Bank and Trust Company

State Street Global Markets, LLC

Stern Brothers & Co.

Stifel, Nicolaus & Company, Incorporated

Summit Brokerage Services, Inc.

SVB Asset Management

Symetra Life Insurance Company

Syntal Capital Partners, LLC

T. Rowe Price Retirement Plan Services, Inc.

Talcott Resolution Life and Annuity Insurance Company

Talcott Resolution Life Insurance Company

TD Ameritrade Clearing, Inc.

TD Ameritrade, Inc.

TD Prime Services (US) LLC

Teachers Insurance and Annuity Association of America

Tigress Financial Partners, LLC

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Treasury Brokerage

Triad Advisors, LLC

Truist Bank

U.S. Bancorp Investments, Inc.

U.S. Bank, National Association

UBATCO & Co.

UBS Financial Services, Inc.

UBS Securities LLC

Ultimus Fund Solutions, LLC

UMB Bank, National Association

United States Life Insurance Company in the City of New York

VALIC Retirement Services Company

Vanguard Group, Inc.

Vanguard Marketing Corporation

Voya Financial Advisors, Inc.

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Insurance and Annuity Company

Voya Investments Distributor, LLC

Voya Retirement Insurance and Annuity Company

Waddell & Reed, Inc.

Wells Fargo Advisors, LLC

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments, LLC

Wells Fargo Securities, LLC

Wilmington Trust, National Association

Woodbury Financial Services, Inc.

ZB, National Association

E. Sponsorship and Other Incentive Payments and Services

In addition to the Additional Payments described above, BlackRock may contribute to various other incentive arrangements to promote the sale of shares, including hosting proprietary and financially sponsoring Service Organizations’ training and educational seminars, conferences, meetings or events. BlackRock may also pay for the travel, meal, lodging and other expenses of Service Organizations and their salespersons or other personnel in connection with educational and sales promotional programs. This compensation is not included in, and is made in addition to, the Additional Payments described above. These payments may be made directly to the Service Organizations or their affiliates, or to a third party vendor, and may vary depending upon the nature of the event or the relationship and are subject to applicable laws and regulations, including the rules of applicable self-regulatory organizations, such as FINRA. BlackRock may pay Service Organizations additional types of incentive compensation in the future to the extent not prohibited by applicable laws or regulations.

Separately, BlackRock has developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Service Organizations. BlackRock configures these tools and calculators and localizes the content for Service Organizations as part of its customary digital marketing support and promotion of the Funds or other BlackRock funds, iShares ETFs and other exchange-traded products.

F. Conflicts

Additional Payments made by BlackRock to a Service Organization or its affiliates or other incentive arrangements may be an important factor in the Service Organization’s willingness to support the sale of a Fund and/or particular share class through its distribution system or to perform services with respect to such Fund. Additional Payments and other incentive arrangements may also be important factors in the Service Organization’s willingness to recommend the BlackRock Fund complex in general.

BlackRock may be motivated to pay Additional Payments and other incentive compensation to promote the sale of Fund shares to Customers of Service Organizations and the retention of those investments by such Customers. To the extent Service Organizations sell more shares of a Fund or retain shares of a Fund in their Customers’ accounts, BlackRock benefits from the incremental management and other fees paid by the Fund with respect to those assets.

Service Organizations may have financial incentives for recommending a particular Fund, share class or fund complex over another. Service Organizations may charge their Customers additional fees in connection with the purchase or redemption of Fund shares or for account-related services which are in addition to the sales and other charges described in the Fund’s Prospectus and this SAI. Such charges may vary among Service Organizations but in all cases will be retained by the Service Organization and will not be remitted to a Fund or BlackRock.

Shareholders should consider whether such incentives exist when evaluating any recommendations from a Service Organization to purchase or sell shares of a Fund and when considering which share class is most appropriate. You should consult with your Service Organization, and review carefully any disclosure by the Service Organization, as to compensation received by it or its affiliates and for more information about the payments described above.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities and other assets selected from the Fund’s portfolio holdings at its discretion. In-kind payment means payment will be made in portfolio securities and other assets rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities and other assets to cash. In an in-kind redemption, a pro rata portion of a Fund’s portfolio holdings will generally be distributed to the redeeming shareholder, but an Index Fund may, under certain circumstances, deviate from pro rata redemption if the securities and other assets to be distributed are deemed to be a fair representation of portfolio holdings and the interests of the remaining shareholders in the Index Fund are not diluted. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any shareholder of the Fund. The redemption price is the NAV per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the NAV of a Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

Each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of the Fund involuntarily at any time if the Fund’s Board of Directors determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Investor A, Investor A1, Investor C, Institutional and Class R Shares

Redeem by Telephone: You may sell Investor Shares, excluding Investor P Shares, held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in

Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by the Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redemption orders for Institutional Shares placed prior to 4:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 4:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Shares will normally be wired in Federal Funds on the next business day. If the Federal Reserve Bank of Philadelphia is not open on the business day following receipt of the redemption order, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.

Redeem by VRU: Investor class shares, excluding Investor P Shares, may also be redeemed by use of a Fund’s automated voice response unit service (“VRU”). Payment for Investor class shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: Certain Investor and Institutional class shares may also be redeemed by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for shares redeemed by Internet may be made for non-retirement accounts up to $100,000 per account per day, either through check, ACH or wire. Different maximums may apply to certain institutional investors.

Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to BlackRock, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. Redemption

requests delivered other than by mail should be sent to BlackRock, Attention: 534429, 1350 Penn Avenue, Suite 102, Pittsburgh, Pennsylvania 15222. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Redemptions of Investor P Shares, Service Shares, Class G Shares, Class K Shares and BlackRock Shares may be made in the manner and amounts described in the Prospectuses.

The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within one business day of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may redeem the shares in your account if the NAV of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your financial intermediary.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the NAV of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the NAV determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

Reinstatement Privilege — Investor A and Investor P Shares

Upon redemption of Investor A, Investor A1, Investor P or Institutional Shares, as applicable, shareholders may reinvest all or a portion of their redemption proceeds (after paying any applicable CDSC) in Investor A or Investor P Shares of the same or another BlackRock fund without paying a front-end sales charge. This right may be exercised within 90 days of the redemption, provided that the Investor A or Investor P Shares, as applicable, of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, the Transfer Agent must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax advisor concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. Each Fund limits purchases by personal check to $500,000 per trade. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor A1, Investor C, Investor P, Class K, Institutional and Class G Shares of each Fund have an exchange privilege with certain other Funds. However, Investor A1 Shares may only exchange out. The minimum amount for exchanges of Investor class shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for U.S. federal income tax purposes.

Exchanges of Investor A, Investor A1, Investor P, Class K, Institutional and Class G Shares. Institutional Shares are exchangeable with Institutional Shares of other Funds. Investor A and Investor A1 Shares are exchangeable for Investor A Shares of other Funds to the extent such shares are offered by your financial intermediary. Investor P Shares are exchangeable for Investor P Shares of other Funds, to the extent such shares are offered by your financial intermediary. Class K Shares are exchangeable for Class K Shares of other Funds. Class G Shares are exchangeable for Class G Shares of other Funds.

Exchanges of Institutional Shares outstanding for Institutional Shares of a second fund or for shares of a money market fund are effected on the basis of relative NAV per Institutional Share. Exchanges of Investor A or Investor A1 Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative NAV per share. Exchanges of Investor P Shares outstanding for Investor P Shares of a second fund are effected on the basis of relative NAV per share. Exchanges of Class K Shares outstanding for Class K Shares of a second fund, or for shares of a money market fund are effected on the basis of relative NAV per share. Exchanges of Class G Shares outstanding for Class G Shares of a second fund are effected on the basis of relative NAV per share.

Exchanges of Investor C Shares. Shareholders of certain Funds with Investor C Shares outstanding (“outstanding Investor C Shares”) may exchange their shares for Investor C Shares of a second Fund (“new Investor C Shares”) or for shares of a money market fund (“new money market fund Shares”) on the basis of relative NAV per share, without the payment of any CDSC. Certain Funds impose different CDSC schedules. For purposes of computing the CDSC upon redemption of new Investor C Shares or new money market fund Shares, as applicable, the time you held both the exchanged Investor C Shares and the new Investor C Shares or new money market fund Shares will count towards the holding period of the new Investor C Shares or new money market fund Shares.

Exchanges of Service Shares. Service Shares can be exchanged for Service Shares of Funds that are covered by selected dealer agreements with the Distributor.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor class shares, excluding Investor P Shares, for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor C

Shares of a Fund will receive Investor C Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund, if you are eligible to hold such shares. You may exchange Investor C Shares of Summit back into Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor C Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC. Investor C Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor C Shares. Exchanges of Investor C Shares of a money market fund other than Summit for Investor C Shares of a Fund will be exercised at NAV. However, a CDSC may be charged in connection with any subsequent redemption of the Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on redemption of Investor C Shares of the Fund received in the exchange, the holding period of the money market fund Investor C Shares originally held will be added to the holding period of the Investor C Shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or the Transfer Agent, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o the Transfer Agent at the following address: P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For U.S. federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the Administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s Transfer Agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s Transfer Agent to be genuine. The records of the Fund’s Transfer Agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, if you choose to leave the fee-based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your financial intermediary for information about specific policies and procedures applicable to your account.

Generally, upon termination of a fee-based program, the shares may be liquidated or the shares can be held in an account. In certain circumstances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program may be eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your financial intermediary for more information.

Certain financial intermediaries may, in connection with a change in account type (for example, due to leaving a fee-based program or upon termination of the fee-based program) or otherwise in accordance with the financial intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your financial intermediary for information about specific policies and procedures applicable to your account.

Details about the features of each fee-based program and the relevant charges, terms and conditions are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary. Please speak to your financial intermediary for more information.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from U.S. federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor class shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are automatically reinvested at NAV in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise or as otherwise set forth in a Fund’s prospectus. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, and will become effective with respect to dividends paid after its receipt by the Transfer Agent.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A or Investor P Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s NAV on the redemption date. SWP redemptions of Investor C Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Exchange and Transfer Shares” or “How to Buy, Sell and Exchange Shares,” as applicable, in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan, as applicable, allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at NAV in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The NAV for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open. Valuation of assets held by a Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed-Income Investments. Fixed-income securities are generally valued using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange-traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset. Customized exchange-traded equity options, ETF options, equity index options and OTC derivatives, may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, evaluated pricing methods that take into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the evaluated pricing method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BlackRock, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities and private market investments, as applicable) are valued at fair value as determined in good faith by BlackRock pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board of Directors has designated BlackRock as the valuation designee for the respective Funds for which it serves as investment adviser. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of a Fund’s pricing time.

BlackRock’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, the Funds’ accounting agent assists BlackRock by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers. BlackRock regularly evaluates the values assigned to the securities and other assets and liabilities of the Funds.

When determining the price for a Fair Value Asset, BlackRock will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.

The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.

Computation of Offering Price Per Share

See “Computation of Offering Price Per Share” in Part I of a Fund’s SAI for an illustration of the computation of the offering price for shares of your Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account certain factors set out below. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and sub-advisers seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock, unless prohibited by applicable law, may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). Certain Funds may be subject to additional regulations, including MiFID II. Under MiFID II, EU investment managers, including BIL, pay for any research out of their own resources and not through soft dollars or commission sharing arrangements. BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third-party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock, unless prohibited by applicable law, might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Under MiFID II, investment managers in the EU, including BIL, are not able to use soft dollars to pay for research from brokers. Investment managers in the EU are required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are directly funded or funded by a specific client research charge collected alongside execution commissions, provided that the payments for research are unbundled from the payments for execution. BIL will pay for any research out of its own resources and not through soft dollars or commission sharing arrangements.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the SAI for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government Securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market fund intends to purchase only securities with remaining maturities of 397 days or less as determined in accordance with the rules of the Commission. As a result, the portfolio turnover rates of a money market fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Fund’s NAVs or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When offered securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid except where required by local markets.

The Manager or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner over time. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. In these situations, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be aggregated in a single order if the trader believes the aggregated trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with an aggregated order will be shared pro rata among the clients in the aggregated order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the aggregated order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and aggregated orders will be kept aggregated only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

A Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of a Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which a Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of a Fund with brokers or dealers that are affiliated with BFA, in conformity with the Investment Company Act and Commission rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. A Fund will not deal with affiliates in principal transactions unless permitted by applicable Commission rules or regulations, or by Commission exemptive order.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s Prospectus. Each Fund also intends to distribute all net realized capital gains, if any, as set forth in such Fund’s Prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with U.S. federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If, in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, as applicable, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load shares, CDSC shares and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on CDSC shares and Class R Shares will be lower than the per share dividends on front-end load shares and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R Shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded to regulated investment companies under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders in years in which it distributes at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest income, if any, for the year. To qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income and the composition and diversification of its assets. See Part II, “Investment Risks and Considerations — Investment Restrictions (All Funds)” for a discussion of the asset diversification requirements. In the case of a Feeder Fund, such Fund may look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying the asset diversification requirement and various other requirements of the Code applicable to regulated investment companies.

A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest. Each Fund that is a series of a regulated investment company that consists of multiple series is treated as a separate corporation for U.S. federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for regulated investment companies. Losses in one series of a regulated investment company do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, at least 98% of its ordinary income, determined on a calendar year basis, and at least 98.2% of its capital gain net income, determined, in general, as if the regulated investment company’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Net capital loss carryforwards may be applied against realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a regulated investment company to a non-corporate shareholder may be taxable to such shareholder at long-term capital gain rates provided the shareholder has held the shares on which the dividend was paid for at least 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain accumulated dividends with respect to preferred stocks, the shareholder has held the shares on which the dividend was paid for at least 91 days during the 181-day period that begins on the date that is 90 days before the date on which the shares become ex-dividend with respect to such dividend). However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for U.S. federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.” In addition, distributions that are derived from securities lending income, such as substitute dividend payments, will not constitute “qualified dividend income.”

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates.

A Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not subject to the 90% distribution requirement for taxation as a regulated investment company, described above. If a Fund retains net capital gain, it is subject to tax on that gain, and may designate the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who will be required to include in income, as long-term capital gain, their proportionate shares of such undistributed net capital gain, will be deemed to have paid and may claim as a credit against their U.S. federal income tax liability (and as a refund to the extent it exceeds that liability) their proportionate shares of the tax paid by the Fund on that gain, and shall increase the tax basis of their shares in the Fund by the excess of the amount included in income over the amount allowed as a credit against their taxes.

Distributions in excess of a Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Distributions in excess of a Fund’s minimum distribution requirements (or taxable income) but not in excess of a Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. In the case of a Fund with a non-calendar taxable year, a Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared. In the case of a Fund with a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

No gain or loss will be recognized by Investor C shareholders on the conversion to Investor A Shares. A shareholder’s tax basis in the Investor A Shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor C Shares and the holding period of the acquired Investor A Shares will include the holding period for the converted Investor C Shares.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, but on or before January 31 of the following year, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Fund is also generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these new cost basis reporting requirements apply to them. For shares of a Fund acquired before January 1, 2012, these new requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

Certain Funds may invest in derivative contracts such as options, futures contracts, forward contracts and swap agreements. The U.S. federal income tax treatment of a derivative contract may not be as favorable as a direct investment in the underlying security and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, certain other dates as prescribed under the Code) are generally “marked-to-market,” such that unrealized gains or losses are treated as though they were realized (with such gain or loss being considered 60% long-term and 40% short-term capital gain or loss), which may increase the amount that must be distributed to meet distribution requirements and avoid the excise tax. In addition, the tax treatment of certain derivative contracts, such as swap agreements, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objectives.

Certain swap agreements, including exchange-traded swap agreements, are treated as notional principal contracts rather than as section 1256 contracts. This can affect the type of income earned by such swap agreements since all the income on a notional principal contract may be ordinary income, whereas 40% of the gain on a section 1256 contract is treated as short-term capital gain taxed at ordinary rates and 60% is treated as long-term capital gain taxed at more favorable rates when distributed to shareholders. The rest is long-term capital gain, which may be taxable at more favorable rates than ordinary income. Proposed regulations interpret what types of swap agreements are to be treated as notional principal contracts rather than as section 1256 contracts. When finalized, these regulations could result in the Fund having to treat more of its income on swap agreements and more of the distributions made to shareholders as ordinary income and less as long-term capital gains.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the stated redemption price of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities (other than pass-through entities to the extent owned by U.S. persons) generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Capital gain dividends paid to shareholders that are nonresident aliens or foreign entities, if and to the extent properly reported as capital gain dividends, generally will not be subject to a 30% withholding tax, unless certain exceptions apply. Dividends derived by a regulated investment company from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens or foreign entities, if and to the extent properly reported as “short-term capital gain dividends” or “interest-related dividends”, respectively, generally will not be subject to U.S. withholding tax. Where possible, the Funds intend to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related or short-term capital gain dividend. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as interest-related dividends or short-term capital gain dividends under these rules.

Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at all times during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at all times during the previous one-year period ending on the date of the distributions. Such distributions will be subject to U.S. income and withholding tax and generally will require a foreign shareholder to file a U.S. federal income tax return. If the foreign shareholder held no more than 5% of any class of stock of the Fund at all times during the previous one-year period ending on the date of the distributions, the distributions will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. income and withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at all times during the five-year period ending on the date of the sale or redemption.

Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at all times during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.

A foreign shareholder may also be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Under certain provisions of the Code, some shareholders may be subject to a 24% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder in any single taxable year, the shareholder must file a disclosure statement on IRS Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as unrelated business taxable income (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code, are Fund shareholders. The Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

Dividends and interest received and capital gains realized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund more than 50% by value of the assets of which at the close of a taxable year are foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification from the special treatment afforded regulated investment companies under the Code.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund makes any distribution based on book income and such book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

If a Fund invests in underlying funds, the Fund’s realized losses on sales of shares of underlying funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by underlying funds will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of underlying funds, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s expected investment in the underlying funds and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.

A Fund may take certain positions through a wholly-owned (or majority-owned), foreign subsidiary (the “Subsidiary”). It is expected that the Subsidiary will be a “controlled foreign corporation” and that all of its net income will be “subpart F income” for U.S. federal income tax purposes. If that is the case, the Fund will be required to report all of the Subsidiary’s net income as ordinary income regardless of whether that income would be treated differently (for example, as capital gain) at the Subsidiary level and regardless of whether that income is distributed to the Fund. (Previously taxed income will not, however, be taxable again when distributed.) If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s other income. It is not expected that the Subsidiary will be subject to an entity-level federal tax.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. A Fund may be subject to U.S. federal income tax, and interest charges (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark-to-market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of its shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Municipal Funds

Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from U.S. federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to holders of all outstanding classes of its shares (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and reported by the Fund as exempt-interest dividends. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Fund’s shareholders according to a method (that it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to each class of shareholders during the taxable year, or such other method as the IRS may prescribe.

Exempt-interest dividends will be excludable from a shareholder’s gross income for U.S. federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to U.S. federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for U.S. federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.

Substitute payments received by a Fund representing interest paid on tax-exempt obligations loaned out by the Fund will not be considered exempt interest, and distributions by the Fund of such substitute payments will not constitute exempt-interest dividends.

Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Code subjects interest received on certain otherwise tax-exempt securities to a federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “PABs” issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a federal alternative minimum tax. A Fund will purchase such “PABs” and will report to shareholders after the close of the calendar year the portion of the Fund’s dividends declared during the year that constitute an item of tax preference for alternative minimum tax purposes.

Each Municipal Fund may engage in interest rate swap transactions. The U.S. federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt and because swap payments made by a Fund will offset both taxable and tax-exempt gross income proportionately, they may result in increased taxable distributions to shareholders.

Please see Part I of your Fund’s SAI for certain state tax information relevant to an investment in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund, as well as information on economic conditions within each applicable state.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to regulated investment companies. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. federal income tax purposes. If applicable tax provisions were to change the classification of a Master Portfolio, then the Board of Directors of a Feeder Fund would determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed in this discussion, and any such changes or decisions may have a retroactive effect.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal U.S. federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to U.S. federal tax law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal U.S. federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign tax credits, are taken into account according to federal law.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted in Part I of each Fund’s SAI. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to (i) the Open-End Active and Fixed Income Index Fund Proxy Voting Policy (the “Active Fund Proxy Voting Policy”), with respect to certain Funds, and (ii) the Index Equity Fund Proxy Voting Policy, with respect to certain other Funds, as applicable. Please refer to Part I of this SAI, which discloses the policy applicable to each Fund.

With respect to Funds covered by the Active Fund Proxy Voting Policy, the Manager has adopted the BlackRock Active Investment Stewardship — Global Engagement and Voting Guidelines (the “BAIS Guidelines”). Certain of such Funds, as listed within the Active Fund Proxy Voting Policy and as disclosed in Part I of this SAI, follow supplemental guidelines within the BAIS Guidelines that are applicable to certain climate and decarbonization issues (the “BAIS Climate and Decarbonization Stewardship Guidelines”).

With respect to Funds covered by the Index Equity Fund Proxy Voting Policy, the Manager has adopted the BlackRock Investment Stewardship (“BIS”) Global Benchmark Policy, comprised of the Global Principles for Benchmark Policies, regional voting guidelines, and engagement priorities, which are each available upon request. In addition, certain of such Funds, as listed within the Index Equity Fund Proxy Voting Policy and as disclosed in Part I of this SAI, follow supplemental guidelines that are applicable to certain climate and decarbonization issues (the “BIS Climate and Decarbonization Stewardship Guidelines”).

If a Fund invests in an underlying fund managed by BlackRock, the Fund will use its proxy voting policy when voting on proxies for the underlying fund while the underlying fund will use its proxy voting policy when voting proxies on investments the underlying fund holds. Therefore, the Fund may use the Active Fund Proxy Voting Policy while an underlying fund may use the Index Equity Fund Proxy Voting Policy, and the opposite is also true.

Copies of the Active Fund Proxy Voting Policy, Index Equity Fund Proxy Voting Policy, the BAIS Guidelines, the Global Principles for Benchmark Policies and the BIS Climate and Decarbonization Stewardship Guidelines are attached as Appendix B to this SAI. Only those guidelines that are applicable to a particular Fund pursuant to the Active Fund Proxy Voting Policy or the Index Equity Fund Proxy Voting Policy are considered to form a part of the Fund’s SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com/proxyrecords and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

Additional Information

Under a separate agreement, BlackRock has granted certain Funds the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable, as investment adviser and (ii) to grant the use of such name to any other company.

Appendix A

Description of Bond Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

A-1

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

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Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-3

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

A-5

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty,

A-6

for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

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For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

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As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA

Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-9

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Appendix B

Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☐	Index Equity Mutual Funds and Exchange-Traded Funds
☒	Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds
☐	Money Market Funds
☐	Closed-End Funds
☐	Other

Objective and Scope

Set forth below is the Open-End Active and Fixed Income Index Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by active and fixed income index Funds managed by BlackRock. The Guidelines include “climate and decarbonization” guidelines which apply to the Funds listed in Appendix A, if any.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

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Open-End Active and Fixed Income Index Fund Proxy Voting Policy

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

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Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Appendix A

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

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BlackRock Active Investment Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2026

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OVERVIEW

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers.1 BAIS works in partnership with BlackRock’s investment teams, excluding index equity2, providing expertise on investment stewardship and engaging with companies alongside and on behalf of those teams when appropriate. The team is responsible for establishing voting guidelines for the active equity platform, providing vote recommendations and operationalizing voting decisions. The guidance informs the voting recommendations BAIS makes to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

[1]

This document includes BAIS’ benchmark policy, which covers nearly all active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. The benchmark policy also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. This document also includes BAIS’ decarbonization policy, which covers holdings in BlackRock active funds that have climate and decarbonization objectives in addition to financial objectives.

[2]

BlackRock segmented active and index equity investment functions, including stewardship, in January 2025 as part of a strategic initiative to unlock the full breadth of the firm’s active and private markets capabilities for clients. As a result, there are two stewardship teams, which operate independently of one another and have separate voting policies.

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INTRODUCTION TO BLACKROCK

BlackRock’s mission is to help more people invest better. The money BlackRock manages is not its own – it belongs to BlackRock’s clients, many of whom make their own asset allocation and portfolio construction decisions. As a fiduciary, BlackRock invests on clients’ behalf to help them meet their investment objectives. The firm does this by understanding clients’ long-term investment objectives and offering choice on how and where they wish to invest their money. BlackRock then helps clients seek the best risk-adjusted returns based on those choices, underpinning this work with research, data and analytics.

At BlackRock, investment stewardship is core to our role as an asset manager and a fiduciary to our clients. As stewards of our clients’ assets, we engage with companies to discuss the corporate governance and business practices that, in our experience, support companies in delivering durable, risk-adjusted financial returns over time. We are committed to building strong relationships through constructive, ongoing dialogue with the boards and executive management of the companies in which our clients are invested.

ABOUT BLACKROCK ACTIVE INVESTMENT STEWARDSHIP

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (the “Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing.3 Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk-adjusted financial returns. Portfolio managers and stewardship specialists may engage jointly or independently on material corporate governance matters. Our discussions focus on topics relevant to a company’s success over time, including governance and leadership, corporate strategy, capital structure and financial performance, operations and material sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude each portfolio manager has to make independent voting decisions on their holdings. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on each portfolio’s investment objectives and strategy.

These guidelines discuss BAIS’ views on corporate governance topics on which we may engage with management teams and board directors4 and on matters that routinely come to a shareholder vote. We

[3]

On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of the company.

[4]	References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

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recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

OUR APPROACH TO STEWARDSHIP WITHIN ACTIVE EQUITIES

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. The voting rights attached to clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner consistent with BlackRock’s contractual arrangements with clients and funds.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. BAIS takes a globally consistent approach to voting but considers the different corporate governance regulations and norms across markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 19 for more information about how we fulfill and oversee our investment stewardship responsibilities for BlackRock’s non-index equity strategies.5

OUR APPROACH TO STEWARDSHIP WITHIN FIXED INCOME

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly for those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams may help inform an issuer’s approach to structuring specialist issuances and the standard terms and information in bond documentation.

BOARDS OF DIRECTORS

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.6

[5]

Non-index equity strategies include active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies, as well as holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements.

[6]	See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

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We look to the board of directors (hereafter the “board”) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In overseeing the management of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (“CEO”). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. Generally, the board or a sub-committee determines the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether the skills and experience of a director candidate would be additive. We welcome disclosures that explain how the board considered different skills and experience to ensure that the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect directors to serve on the board. We do not prescribe any particular board composition in our engagements or voting but seek to understand how well placed a board is to act in investors’ interests. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. We consider it good practice for at least half the directors to be independent and free from conflicts of interest or undue influence.7 This also helps to ensure that board committees are composed of a sufficient number of independent directors. Companies domiciled in markets with a higher threshold for board independence should meet those local requirements.

[7]

Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

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We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

In our view, it is good practice for boards to establish the length of time a director would normally be expected to serve, in line with market norms where those exist. We find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than typically provided for under local practice. In our experience, long-serving directors could become less independent given their long-term relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance from regulation or corporate governance best practices, we may vote against the election of the chair of the committee responsible for board composition if a company does not clearly disclose its approach to director tenure and board renewal. We may vote against the election of directors who have served for more years than is typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors need to have the time and energy to commit to the role. In our view, an effective board will assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

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Director elections

Regular election of directors, ideally annually, supports director accountability to shareholders. A classified board structure8 may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model (e.g., a non-operating company such as closed-end funds).

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will generally not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish, but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. It is helpful to investor understanding when the board discloses the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital – oversight responsibilities for corporate governance principles and practices of the company, including the periodic review of board performance; responsibility for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies, including corporate culture and purpose.

•

Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey concerns about how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

[8]	A classified board divides the directors into classes with different overlapping terms. As a result, only one class of directors stands for election in any one year.

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Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and the objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. In certain circumstances, it may be helpful to boards to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

EXECUTIVE COMPENSATION

Boards play an important role in establishing compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, incentives—most often share-based- that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Pay outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

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•

A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board or relevant board committee.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

NON-EXECUTIVE DIRECTOR COMPENSATION

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

CAPITAL STRUCTURE

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities, or the election of the most senior independent director, if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that

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supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

TRANSACTIONS AND SPECIAL SITUATIONS

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board might consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We consider it good practice for companies to put to a shareholder vote any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may communicate with the activist to understand their analysis and objectives, once they have publicly disclosed their campaign. We may

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also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if BAIS, in its independent judgment, or the relevant portfolio manager has determined that there is a case for change to enhance shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should give equitable consideration to the interests of all shareholders when evaluating related party transactions.

We consider it good practice for transactions with related parties, such as significant shareholders or companies affiliated with the public company, to be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. In our view, such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

CORPORATE REPORTING, RISK MANAGEMENT AND AUDIT

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. We consider it good practice for the board to oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors, and other stakeholders, on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, we encourage companies to disclose material sustainability-related factors that are integral to how a company manages risks or generates revenue. BAIS finds it helpful to our understanding when companies provide robust, standardized disclosures on their material sustainability-related risks and opportunities. The International Sustainability Standards Board (ISSB) is one entity working to meet

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these objectives through its reporting standards, which may be helpful to companies in preparing such reports.9 However, we do not mandate any specific disclosure framework, and note that companies in certain jurisdictions are subject to mandatory reporting requirements under standards specified by policy makers.10

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of corporate reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

SHAREHOLDER RIGHTS AND PROTECTIONS

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to make an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

[9]

The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.”

[10]

See, for examples, https://www.ifrs.org/news-and-events/news/2025/06/ifrs-foundation-publishes-jurisdictional-profiles-issb-standards/ and https://finance.ec.europa.eu/capital-markets-union-and-financial-markets/company-reporting-and-auditing/company-reporting/corporate-sustainability-reporting_en

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We may vote against bylaw amendments that reduce shareholder rights and protections or introduce additional burdens. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

SHAREHOLDER PROPOSALS

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised can address a range of matters that may be relevant to a company’s business.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we are concerned a company is not acting in shareholders’ financial interests, we may vote against the election of directors.

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We may support a relevant shareholder proposal if doing so is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to rules, regulations, agency guidance and contractual agreements that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We do not submit shareholder proposals but can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

CORPORATE POLITICAL ACTIVITIES

A corporation’s ability to engage in the policy process is subject to rules and regulations set by the jurisdictions in which they engage. When a corporation reports material financial risk related to policy and or regulatory changes, BAIS may seek to understand how it is addressing the material risk identified. We seek to understand how companies engage in corporate political activities and ensure that their participation is consistent with their public statements on policy matters material to the company’s long-term strategy. The board should be aware of the approach taken by management on corporate political activities as there can be reputational risks arising from inconsistencies between a company’s policy engagement and stated policy positions. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities. We may engage a company where we would like to better understand its approach to policy engagement, where relevant.

To mitigate the risk of inconsistencies, companies may wish to assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

We may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient to address the material risk it has identified.

MATERIAL SUSTAINABILITY-RELATED RISKS AND OPPORTUNITIES

We seek to understand how companies manage the material risks and opportunities inherent in their business operations. In our experience, sustainability-related factors11 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and

[11]

By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

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opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

KEY STAKEHOLDERS

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

CLIMATE AND DECARBONIZATION INVESTMENT OBJECTIVES

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.

These decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. It is helpful to investors’ understanding when these disclosures include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately acting to address or disclosing material climate-related risks, consistent with the parameters set out in these climate- and decarbonization-specific guidelines. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy or targets that the company does not currently provide and that would be helpful to investment decision-making. We would not recommend support for shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives. For the funds and accounts in scope, voting on matters not related to climate risk and the energy transition is undertaken in line with BAIS’ benchmark guidelines.

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APPENDIX 1: HOW WE FULFIL AND OVERSEE OUR INVESTMENT STEWARDSHIP RESPONSIBILITIES

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (the “Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Stewardship Leaders Group, comprised of senior active investors and other relevant stakeholders in BlackRock’s legal, public policy, sustainability and communications teams, helps shape the firm’s approach to investment stewardship on non-index equity investment strategies. The Group may advise on and review amendments to BAIS’ policies and practices. It does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that are commonly put to a shareholder vote. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i)

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untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the shareholder meeting has occurred); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.12

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.13

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms – provide research and recommendations on proxy votes, as well as voting infrastructure. BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our engagements and voting, investment colleagues’ insights and our Guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ Guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

[12]

With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

[13]	BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

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BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BlackRock maintains policies and procedures that seek to prevent undue influence on BAIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted these Guidelines which are designed to advance our clients’ long-term financial interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given preferential treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a more informed voting decision or to better understand a company’s perspectives on financially material risks and opportunities. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid perceived or potential conflicts of interest, to satisfy regulatory requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting

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recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for certain perceived or potential conflicts of interest, including:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.

Securities lending

If authorized, BlackRock acts as a securities lending agent on behalf of its clients. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns which in turn may allow fund providers to offset fund expenses.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them to allow for voting. This decision is guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending team, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

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WANT TO KNOW MORE?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

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Index Equity Fund Proxy Voting Policy

Index Equity Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☒	Index Equity Mutual Funds and Exchange-Traded Funds
☐	Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds
☐	Money Market Funds
☐	Closed-End Funds
☐	Other

Objective and Scope

Set forth below is the Index Equity Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Investment Stewardship Global Benchmark Policy (as from time to time amended, the “Guidelines”) governing proxy voting by index equity Funds managed by BlackRock, except for the iShares Core S&P 500 ETF. In addition, BlackRock has adopted guidelines and procedures (as from time to time amended, the “BlackRock Climate and Decarbonization Stewardship Guidelines”) governing proxy voting for matters covered in the BlackRock Climate and Decarbonization Stewardship Guidelines by the Funds listed in Appendix A.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, as applicable.

Conflicts Management

BlackRock Investment Stewardship (“BIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BIS will adhere to the Guidelines.

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Index Equity Fund Proxy Voting Policy

In certain instances, BIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, as applicable (2) any material changes to the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, including material changes to conflicts management practices, that have not previously been reported.

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Index Equity Fund Proxy Voting Policy

Appendix A

iShares Climate Conscious & Transition MSCI USA ETF

iShares ESG Advanced MSCI EAFE ETF

iShares ESG Advanced MSCI EM ETF

iShares ESG Advanced MSCI USA ETF

iShares ESG MSCI EM Leaders ETF

iShares ESG MSCI USA Leaders ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI USA ESG Select ETF

iShares Paris-Aligned Climate MSCI USA ETF

iShares Paris-Aligned Climate MSCI World ex USA ETF

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BlackRock Investment Stewardship

Global Principles for Benchmark Policies

Effective as of January 2026

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INTRODUCTION TO BLACKROCK INVESTMENT STEWARDSHIP

At BlackRock, investment stewardship serves as a link between our clients and the companies they invest in and is one of the ways we fulfill our fiduciary responsibilities as an asset manager on their behalf. BlackRock offers a range of proxy voting policies to reflect clients’ individual investment choices and goals.

BlackRock Investment Stewardship (BIS) is responsible for stewardship activities in relation to clients’ assets invested in index equity strategies. BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1.

Engaging with the boards and management of companies in which clients are invested to deepen our understanding of a company’s business model, including how they are overseeing material business risks and opportunities over time, and to help inform our voting on behalf of clients.[1]

2.	Voting at shareholder meetings on management and shareholder proposals for clients who have authorized BIS to vote on their behalf.

3.	Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4.	Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications on our website and direct client communications.

This document provides an overarching explanation of the principles that guide our approach to engaging and voting on corporate governance matters and other material risks and opportunities under BIS’ Benchmark Policies. The BIS Benchmark Policies – which are comprised of the BIS Global Principles, regional voting guidelines, and Engagement Priorities – apply to clients’ assets invested through index equity strategies, take a financial materiality-based approach, and are focused solely on advancing clients’ long-term financial interests.2

PHILOSOPHY ON INVESTMENT STEWARDSHIP

Sound governance is critical to a company’s ability to create long-term financial value. We maintain global principles on corporate governance, which guide our approach to stewardship across jurisdictions, while recognizing the unique characteristics of the different markets where companies operate.

Setting, executing, and overseeing strategy are the responsibility of management and the board. As one of many minority shareholders in public companies, BlackRock does not direct a company’s strategy or its implementation, nor how they should manage material business risks. Our role, on behalf of clients as long-term investors, is to better understand how corporate leadership is managing material risks and capitalizing on opportunities to help protect and enhance the company’s ability to deliver long-term financial returns.

[1]

On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of any company.

[2]

Alongside the Global Principles and regional voting guidelines, BIS publishes Engagement Priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity.

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STEWARDSHIP IN PRACTICE

The assets BlackRock manages belong to our clients, which include public and private pension plans, insurers, official institutions, endowments, universities, charities, family offices, wealth managers, and ultimately, the individual investors that they serve. Through stewardship, we assess how companies are creating long-term financial value to serve our clients, many of whom are saving for long-term goals, such as retirement. Our stewardship program – including when engaging with companies and voting at shareholder meetings on behalf of clients – is conducted from a long-term investor perspective and takes a financial materiality-based approach, focused solely on advancing clients’ long-term financial interests.

BIS engages with the boards and management of companies in which clients are invested to deepen our understanding of a company’s business model, including how they are overseeing material business risks and opportunities over time, and to help inform our voting on behalf of clients. Engagements provide companies with the opportunity to share their perspectives on topics that, in BIS’ experience, impact the long-term financial returns BlackRock’s clients depend on to meet their financial goals.

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. As a fiduciary, BlackRock is legally required to make proxy voting determinations in a manner that is consistent with the investment objectives of clients who have delegated voting authority to us. BIS’ Benchmark Policies, and the vote decisions made consistent with those policies, reflect our reasonable and independent judgment of what is in the long-term financial interests of clients. Our vote decisions are often informed by several factors, including in-depth analysis of company disclosures, comparisons against industry peers, third-party research, and, where appropriate, engagement with companies.

Generally, BIS supports the vote recommendations of the board of directors and management at companies which have sound corporate governance and deliver strong financial returns over time. When we determine it is in our clients’ financial interests to convey concern to companies through voting, we may do so in two forms: we might not support the election of directors or other management proposals, or we might not support management’s voting recommendation on a shareholder proposal.

SHAREHOLDER RIGHTS

BlackRock’s global approach as a shareholder on behalf of our clients is underpinned by certain rights attached to shareholding in most markets, as established by corporate laws, regulations, and listing rules.3 For example, in most markets, shareholders have the right to:

•	Vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or bylaws.

•	Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels, and pre-emptive rights.

•	Access sufficient and timely information on governance, strategic, and business matters – where such matters are material – to make informed decisions.

[3]

Examples include: Government of Canada, “Canada Business Corporations Act,” amended 2024; European Union, “Shareholder Rights Directive II,” 2017; and the China Securities Regulatory Commission, “Code of Corporate Governance for Listed Companies in China,” 2001. Websites accessed in December 2025.

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KEY GOVERNANCE TOPICS

In our experience, there are certain globally applicable elements of corporate governance that contribute to a company’s ability to create long-term financial value for shareholders. These are topics that shareholders may have the ability to vote on at shareholder meetings. These areas include:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, acquisitions, asset sales, and other special situations

•	Executive compensation

•	Shareholder protections and other significant corporate governance matters

•	Shareholder proposals

The BIS Benchmark Policies are not prescriptive but rather are applied on a pragmatic basis, taking into consideration a number of company-specific factors, including the sector, market, and business environment within which companies operate.

At the regional level, it is our view that companies should observe the accepted corporate governance standards in their domestic market at a minimum, and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation. Our regional voting guidelines explain how the BIS Global Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets.4

BOARDS AND DIRECTORS

Oversight role of the board

Companies whose boards are comprised of appropriately qualified, engaged directors with professional characteristics relevant to a company’s business enhance the board’s ability to add long-term financial value and serve as the voice of shareholders in board discussions. In our view, a strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.

For this reason, our investment stewardship efforts focus on the effectiveness of the board of directors. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are effective given a company’s business model, sector, market, and the business environment in which a company is operating.

We consider it good practice when the board establishes and maintains a framework of robust and effective governance mechanisms that supports its oversight of the company’s strategy and operations, consistent with the long-term financial interests of investors. This includes having clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management, as well as disclosure of material risks that may affect a company’s long-term strategy and how management is effectively identifying, managing, and mitigating such risks.

[4]

Our regional voting guidelines reflect these different market standards and norms. Depending on the market, generally accepted practice is informed by corporate law, market regulation, best practices, and industry initiatives, amongst other factors. BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant regional voting guidelines.

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Understanding management’s long-term strategy and the milestones against which investors should assess its implementation is central to our approach. If any strategic targets are significantly missed or materially restated, we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board’s role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.

Where a company has not adequately disclosed or demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider not supporting the election of directors who, in our assessment, have particular responsibility for the issues.

When casting vote decisions on behalf of clients on the election of directors, some of the factors that speak to the board’s effectiveness as a group include the relevance of individual directors’ qualifications and skillsets, as well as directors’ capacity and other time commitments, and how these factors may contribute to the company’s financial performance. We look to boards to establish formal and transparent processes for nominating directors that reflect the company’s long-term strategy and business model.

In the section titled “Board quality and effectiveness” below, we provide more detail about our approach to board composition and how it underpins board effectiveness and long-term financial value creation.

Regular accountability through director elections

The election of directors to the board is a right of shareholders and an important signal of support for, or concern about, the performance of the board in overseeing and advising management. To ensure accountability for their decisions on behalf of shareholders, directors should stand for election on a regular basis, ideally annually.5 Annual director elections allow shareholders to reaffirm their support for, or concerns about, board members’ decisions in a timely manner. When board members are not elected annually, we consider it good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each shareholder meeting.

Board quality and effectiveness

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently.

We appreciate when companies regularly review and assess how directors nominated for election contribute to the effectiveness of the board. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the breadth and relevance of director experiences and skillsets, and how these collectively contribute to the board’s effectiveness in advising and overseeing management in delivering long-term financial returns.

[5]	In most markets, directors stand for re-election on an annual or triennial basis, as determined by corporate law, market regulation or voluntary best practice.

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Director independence

Director independence – from management, significant shareholders, or other related parties – is a central tenet of sound corporate governance across markets.6 We look to boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the decision-making of the board and its ability to oversee management. We generally consider it good practice for independent directors to make a majority of the board, or in the case of controlled companies, at least one-third.

Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorates

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to support independent board members in fulfilling their oversight responsibilities effectively by shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. We appreciate when the lead independent director or another appropriate director is available to meet with shareholders to explain and contextualize a company’s approach as a situation warrants.

Boards may face matters that could involve conflicts of interest for executives or affiliated directors, or that require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees with a majority of independent directors, depending on market norms and a company’s ownership structure. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters, among others. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities – including when there are unforeseen events – and therefore, we consider it best practice when they don’t take on an excessive number of roles that would impair their ability to fulfill their duties.

Board composition

In assessing board composition, we take into account a company’s board size, business model, strategy, market capitalization, and ownership structure, as well as the market in which the company operates. We find it helpful when companies explain how their approach to board composition supports the company’s governance practices.

[6]	For example, please see: Tokyo Stock Exchange, “Japan’s Corporate Governance Code,” June 11, 2021; Financial Reporting Council, “UK Corporate Governance Code,” January 2024, accessed in December 2025.

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When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should explain how the collective experience and expertise of the board, as well as the particular skillsets of individual directors, aligns with the company’s long-term strategy. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.

It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the board room. We see it as a means of avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a risk their board composition may be misaligned.

AUDITORS AND AUDIT-RELATED ISSUES

BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Accordingly, we look for the assumptions made by management, and reviewed by the auditor in preparing the financial statements, to be reasonable and justified.

We view the audit committee, or its equivalent, as responsible for overseeing the management of the independent auditor and the internal audit function at a company. The committee plays an important role in a company’s financial reporting system by providing independent oversight of the accounts, material financial, and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.7 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We look to audit committees, or their equivalent, to have clearly articulated charters that set out their responsibilities. Additionally, having a rotation plan can periodically refresh the committee membership and introduce new perspectives. We recognize that audit committees will rely on management, internal audit, and the independent auditor to fulfill their responsibilities. However, we look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, we look to audit committees to provide timely disclosure on the remediation of key and critical audit matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments that could compromise its ability to serve as an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, we look for the fees earned to be disclosed and explained. We look for audit committees to have in place a procedure for assessing the independence of the auditor and the quality of the external audit process on an annual basis.

[7]

Enterprise Risk Management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. Please see: The Committee of Sponsoring Organizations of the Treadway Commission (COSO), “Enterprise Risk Management,” 2023, accessed in December 2025.

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Comprehensive disclosure provides investors with an understanding of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. We look to the audit or risk committee to periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors, and management’s steps to address them. In the absence of detailed disclosures, we may conclude that companies are not adequately managing risk.

CAPITAL STRUCTURE, MERGERS, ACQUISITIONS, ASSET SALES, AND OTHER SPECIAL SITUATIONS

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

In principle, we have concerns with the creation of a share class with equivalent economic exposure and differentiated voting rights. As a result, BIS generally supports bylaw amendments that introduce the adoption of “one share, one vote” for registered shareholders.

However, we recognize that in certain markets, at least for a period of time, companies may have a valid reason for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special situations, BIS’ primary consideration is the long-term financial interests of our clients as shareholders, and so we will review any proposed transaction with that objective in mind. Typically, we review factors such as whether the proposed transaction has the unanimous support of the board and has been negotiated at arm’s length, and whether the board or management has clearly explained its economic and strategic rationale. We may also seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any shareholder rights plans proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

EXECUTIVE COMPENSATION AND BENEFITS

Executive compensation is an important tool used by companies to support long-term financial value creation. A well-structured compensation policy rewards the successful delivery of strategic,

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operational, and/or financial goals; encourages an appropriate risk appetite; and aligns the interests of shareholders and executives through equity ownership.8

We look for a clear link between variable pay and operational and financial performance that support sustained financial value creation for our clients as shareholders. We appreciate when performance targets incorporate ambitious objectives, and the corresponding metrics are aligned with the company’s strategy and business model. BIS does not have a position on whether companies choose to use sustainability-related criteria in compensation structures, but, where they are included, we look to companies to be as rigorous as they would be in setting other financial or operational targets. We appreciate when long-term incentive plans encompass timeframes that: 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years.

We consider it best practice when board members responsible for designing and approving executive compensation carefully consider the company’s specific circumstances. Factors to consider may include the company’s risk profile, the environment it operates in, and the individuals the board is trying to attract and retain. We look to the compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, we look for pension contributions and other deferred compensation arrangements to be reasonable in light of market practices or the company’s business and executive compensation strategies.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, or its equivalent, we appreciate disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. In addition, we acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay. However, we encourage companies to clearly explain how compensation outcomes have rewarded performance rather than solely base increases in total compensation on peer benchmarking.

We consider the inclusion of building clawback provisions into incentive plans as good practice. Such provisions could require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices, or when their behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation.

In our view, non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

When assessing compensation proposals, BIS reviews companies’ disclosures to determine whether the board’s approach to executive compensation is rigorous in light of the company’s stated long-term corporate strategy and specific circumstances, as well as local market and policy developments.

When our analysis indicates that executive compensation is misaligned with company performance, BIS may not support management’s proposals to approve compensation, where they are on the agenda. We may also not support members of the compensation committee or equivalent board members for poor compensation practices or structures.

[8]	The terms “compensation,” “remuneration,” and “pay” are used interchangeably to describe the same concept in different markets.

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SHAREHOLDER PROTECTIONS AND OTHER CORPORATE GOVERNANCE MATTERS

Corporate form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.9 We look to companies proposing to change their corporate form to a public benefit corporation, or similar entity, to put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholders proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ financial interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.

SHAREHOLDER PROPOSALS

In most markets, shareholders can submit proposals to be voted on at a company’s shareholder meeting, as long as certain requirements are met. Shareholder proposals span a wide range of topics, including governance reforms, capital management, and changes in the management or disclosure of sustainability-related risks. These proposals have a varying degree of relevance for companies across sectors, locations, and business models.

BIS takes a case-by-case approach to voting on shareholder proposals and maintains a singular focus on the proposal’s implications for long-term financial value creation for shareholders. Our analysis considers whether a shareholder proposal addresses a material risk that may impact a company’s long-term financial performance. BIS may support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this information is additive given the company’s existing disclosures. We look for consistency between the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.

BIS does not support shareholder proposals that we view as inconsistent with long-term financial value or that seek to micromanage companies. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.

In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal. We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons than those put forth by the proponent, when we believe that overall it may advance our clients’ long-term financial interests.

BlackRock is subject to certain rules, regulations, agency guidance, and contractual agreements that place restrictions and limitations on how BlackRock can interact with the companies in which we invest

[9]	Corporate form refers to the legal structure by which a business is organized.

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on behalf of our clients. BlackRock does not nominate directors for board elections or submit shareholder proposals to companies. Non-compliance with these requirements could adversely affect BlackRock’s ability to serve its clients’ interests.

MATERIAL SUSTAINABILITY-RELATED RISKS AND OPPORTUNITIES

Appropriate oversight of material risks and opportunities, including material sustainability-related risks and opportunities, is an important component of having an effective governance framework that supports durable, long-term financial value creation.10

We look to companies to provide robust disclosure that allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability-related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics.

Standardized disclosure of sustainability-related data supports investors in making informed decisions. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S2, represent one such approach to standardization that we find useful in our analysis.11 However, we do not mandate any specific disclosure framework companies should use, and recognize that companies may report using different standards, some of which may be required by regulation. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

We also recognize that companies may be phasing in reporting over several years. We do not prescribe timelines regarding when companies should make sustainability-related disclosures but appreciate it when companies produce them sufficiently in advance of their shareholder meeting, to the best of their abilities, to provide investors with time to assess the data and make informed voting decisions.

Industry initiatives on managing specific operational risks may also provide useful guidance to companies on best practices and disclosures. While not a voting item, we find it helpful to our understanding of investment risk when companies disclose any relevant global sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate and nature-related risk

Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. For companies facing material climate-related risks, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the low-carbon transition, including where available, their transition

[10]

By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.

[11]

The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.” Websites accessed in December 2025.

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plan.12, 13 From company disclosures and engagement, we seek to understand the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios.

Recognizing the value of these disclosures, certain markets such as the European Union mandate large companies to disclose such climate-related financial information, while in other jurisdictions these disclosures are viewed as best practice in the market.

The ISSB standards provide one such framework that can assist investors in assessing company-specific climate-related risks and opportunities, and informing investment decisions. Such disclosures also provide investors with insights into how companies are managing the risks associated with a transition to a low-carbon economy by managing their own carbon emissions or emissions intensities to the extent financially practicable.

The ISSB standards, for example, contemplate disclosures on how companies are setting short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.

While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments that companies choose to make regarding material scope 3 emissions and recognize that these are provided on a good-faith basis as methodology develops.

In addition to climate-related risks and opportunities, for companies whose strategies, operations or supply chains are materially reliant on natural capital, nature-related risks and opportunities may affect their ability to generate long-term financial returns.14 For these companies, we rely on disclosures to understand how their strategies consider nature-related impacts and dependencies and to assess how the board oversees these risks.15

Companies’ impact on their workforce, supply chains, and communities

Companies determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business supply chains, clients and consumers, regulators, and the communities in which they operate.

[12]

We have observed that more companies are developing such plans, and public policymakers in certain markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union (please see the International Transition Plan Network for information). We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Across the landscape there remains divergence on the objectives of such plans and the details they should contain. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications. Website accessed in December 2025.

[13]	For more information, please see our commentary “Climate-related risks and a low-carbon transition,” December 2025.

[14]	For more information, please see our commentary “Our approach to engagement on natural capital,” December 2025.

[15]

Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company’s natural capital dependencies and impacts would aid investors’ understanding. The recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue. Website accessed in December 2025.

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In our experience, companies that invest in the relationships that are critical to their strategic objectives are more likely to deliver durable, long-term financial performance. By contrast, we have found that poor relationships may create adverse impacts that could expose companies to legal, regulatory, operational, and reputational risks. This is particularly relevant to a company’s workforce, which is central to long-term financial value creation.16

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested in understanding how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy. BIS does not direct a company’s policies or practices, which are the responsibility of management and the board.

In addition, we find it helpful when companies disclose their approach to addressing material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts.

We look to boards to oversee management’s approach to addressing material risks related to key stakeholders and may convey concerns about board oversight in our voting on director elections or supporting a business relevant shareholder proposal when, in our assessment, the board is not acting in shareholders’ long-term financial interests.

BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES

BIS’ governance structure supports oversight and accountability of stewardship-related activities on behalf of clients at the global and regional level.

At the top of this governance structure, the risk-focused BIS Global Oversight Committee (the Committee) supports BIS’ regulatory responsibilities in relation to proxy voting, including adherence to policies and procedures as well as market-level stewardship requirements. The Committee reviews and approves amendments to the Global Principles and regional voting guidelines. The Committee also reviews periodic reports regarding the votes cast by BIS on behalf of clients, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Committee is chaired by the Global Heads of the Investment Stewardship function and its members include senior BlackRock executives with legal, risk, and other experience relevant to team oversight who are independent from the investment stewardship function.

The Global Heads have primary oversight of BIS’ activities globally, including voting in accordance with the Global Principles and regional voting guidelines. At the regional level, three regional Heads for the Americas, APAC, and EMEA oversee BIS’ activities for their specific markets.

VOTE EXECUTION

BIS votes proxies on behalf of index equity funds and accounts when authorized by our clients. We have processes in place to consider all proxies for which we have voting authority, and submit voting

[16]	For more information, please see our commentary “Our approach to engagement on human capital management,” December 2025.

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decisions, or refrain from voting when logistical issues arise (see below). The BIS Benchmark Policies – and the vote decisions made consistent with those policies – reflect our reasonable and independent judgment and are made without regard to the relationship between the issuer of the proxy (or any shareholder proponent or dissident shareholder) and the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote, as well as the cost of voting such proxies on behalf of our clients. These issues include, but are not limited to: 1) untimely notice of shareholder meetings; 2) restrictions on a foreigner’s ability to exercise votes; 3) requirements to vote proxies in person; 4) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); 5) potential difficulties in translating the proxy; 6) regulatory constraints; and 7) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BIS votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

CONFLICTS MANAGEMENT POLICIES AND PROCEDURES

BIS is a dedicated function whose responsibilities are separate from BlackRock’s sales, business partnership or enterprise-level vendor management activities.

BlackRock maintains policies and procedures that are designed to prevent undue influence on BIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees.

For information on how BIS manages conflicts of interest, please see our disclosure.

SECURITIES LENDING

When authorized, BlackRock acts as a securities lending agent on behalf of its clients. Lending securities enables BlackRock to increase the returns in clients’ portfolios, and BlackRock’s lending agreements allow it to recall securities out on loan at any time. BlackRock (or any other lender) does not retain voting rights for securities out on loan. Entitlements associated with the lent securities (dividends, coupons, etc.), while on loan are paid back to the lender of the security as stipulated in industry standard legal agreements.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall

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consideration).17 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would be less than the potential revenue the loan may provide clients. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances. It is important to note that the majority of lendable assets in the market at any given time are not out on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

VOTING CHOICE

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process, where legally and operationally viable.18

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, Canada, and Switzerland that utilize index equity investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, Canada, and Switzerland that use systematic active equity (SAE) strategies. In addition, institutional clients in separately managed accounts (SMAs) continue to be eligible for BlackRock Voting Choice regardless of their investment strategies.19 Voting Choice is also available for eligible U.S. retail shareholder accounts invested in BlackRock’s largest U.S. exchange-traded fund. 20

As a result, the shares attributed to BlackRock portfolios in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.21

REPORTING AND VOTE TRANSPARENCY

We are committed to transparency of the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. We make public our regional voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our approach to engagement on our five engagement priorities, as well as quarterly reports detailing our proxy voting and engagement activities.

[17]

Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

[18]

BlackRock will determine eligibility criteria under this program based upon, among other things, local market regulation and practice, cost considerations, operational risk and/or complexity, and financial considerations, including the decision to lend securities.

[19]

With Voting Choice, SMA clients have the ability to select the policy that best aligns with their views and preferences from a set of voting policies from third-party proxy advisers. BlackRock can then use its proxy voting infrastructure to cast votes for the SMA based on the client’s selected voting policy.

[20]	Read more about BlackRock Voting Choice on our website.

[21]	BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

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WANT TO KNOW MORE?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

BlackRock Investment Stewardship	Global Principles | 17

BlackRock Investment Stewardship

Climate and Decarbonization Stewardship Guidelines

Effective as of January 2026

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INTRODUCTION TO BLACKROCK INVESTMENT STEWARDSHIP

At BlackRock, investment stewardship serves as a link between our clients and the companies they invest in and is one of the ways we fulfill our fiduciary responsibilities as an asset manager on their behalf. BlackRock offers a range of proxy voting policies to reflect clients’ individual investment choices and goals.

BlackRock Investment Stewardship (BIS) is responsible for stewardship activities in relation to clients’ assets invested in index equity strategies. BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1.

Engaging with the boards and management of companies in which clients are invested to deepen our understanding of a company’s business model, including how they are overseeing material business risks and opportunities over time, and to help inform our voting on behalf of clients.[1]

2.	Voting at shareholder meetings on management and shareholder proposals for clients who have authorized BIS to vote on their behalf.

3.	Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4.	Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications on our website and direct client communications.

STEWARDSHIP FOR CLIENTS WITH INVESTMENT OBJECTIVES RELATING TO THE LOW-CARBON TRANSITION2, 3

Some of our clients are pursuing decarbonization as an investment objective, including many of our largest European clients, who have made net zero commitments.4 To support our clients’ unique and varied investment objectives, in July 2024, BlackRock launched the Climate and Decarbonization Stewardship program.

The Climate and Decarbonization Stewardship team (the dedicated team) applies these proxy voting guidelines (the Guidelines) to those funds that BlackRock offers to clients that have climate and decarbonization objectives and where the funds’ respective governing body has explicitly approved the application of the Guidelines (referred to in this document as “in-scope funds”).5 Separately managed account (SMA) clients have a range of options, including instructing BlackRock to apply these Guidelines to their SMA holdings.

[1]

On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of any company.

[2]

BlackRock has heard from a growing number of clients globally that they have made, or are planning to make, commitments to align their investment strategies with the transition to a low-carbon economy. This stewardship option helps those clients meet their climate and decarbonization investment objectives and is part of BlackRock’s commitment to offer clients choice.

[3]	Key climate, decarbonization and low-carbon transition related terms used in these Guidelines are explained in appendix 1.

[4]	Includes a select group of our largest client relationships. Net zero commitments are sourced from respective company websites, as of January 2025.

[5]	A list of approved funds is on BlackRock’s website here.

BlackRock Investment Stewardship	Climate and Decarbonization Stewardship Guidelines | 3

THE CLIMATE AND DECARBONIZATION STEWARDSHIP GUIDELINES

These Guidelines set out the dedicated team’s approach to engaging and voting on matters related to climate risks and the transition to a low-carbon economy at companies that are held by in-scope funds and accounts that apply these Guidelines.

The Guidelines differ from the Benchmark Policies in that they consider, in addition to financial objectives, companies’ strategies to align with the transition to a low-carbon economy. They also incorporate the more ambitious goal of the Paris Agreement – namely to limit average global temperature rise to 1.5°C above pre-industrial levels.6

The Guidelines apply primarily to companies in sectors that play an important role in the transition to a low-carbon economy. This includes companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low-carbon transition, particularly those representing the major sources of scopes 1, 2, and 3 greenhouse gas (GHG) emissions across companies held by in-scope funds and accounts that have selected the Guidelines.7

For companies and matters not related to climate and transition risks, the dedicated team follows BIS’ Benchmark Policies.8 In addition, for clients who do not direct BlackRock to prioritize climate risks and decarbonization as an investment objective, BIS undertakes our stewardship responsibilities in line with our Benchmark Policies, with a sole focus on advancing those clients’ long-term financial interests. This includes consideration of climate-related risks and opportunities in a company’s business model, where material to the company’s ability to deliver long-term financial returns.

Please see Appendix 2, which sets out the key differences between the BIS Benchmark Policies and these Guidelines on items related to climate risk and the transition to a low-carbon economy.

UNDERSTANDING THE INVESTMENT IMPLICATIONS OF THE TRANSITION TO A LOW-CARBON ECONOMY

Research from the BlackRock Investment Institute (BII) highlights that changing government policy, technology, and consumer and investor preferences are driving the transition to a low-carbon economy, but sectors and markets can decarbonize at varying speeds given the dynamic and uncertain nature of technological feasibility, consumer demand, and government policies, among other factors.9, 10

To better understand the shape and speed of a transition to a low-carbon economy, BlackRock has developed the BlackRock Investment Institute Transition Scenario (BIITS), powered by Aladdin® technology. BIITS is a research-based, analytical forecast of how the low-carbon transition is most likely to play out based on what we know and expect today. It can help inform a top-down assessment of a company’s business risk arising from the transition. BII based its key assumptions on rigorous research, and the input of BlackRock’s portfolio managers and other experts.

[6]	United Nations Climate Change, “The Paris Agreement,” accessed in December 2025.

[7]

These companies may already be low-carbon operators or be demonstrating momentum in reducing emissions in their operations, providing key inputs or goods and services that support real world decarbonization, or pivoting their current business model to contribute to the transition to a low-carbon economy.

[8]

The BIS Benchmark Policies – which are comprised of the BIS Global Principles, regional voting guidelines, and Engagement Priorities – apply to clients’ assets invested through index equity strategies, take a financial materiality-based approach, and are focused solely on advancing clients’ financial interests.

[9]	BII’s latest research shows that while decarbonization continues, its pace is increasingly uneven across sectors and regions, and overall slower than previously expected.

[10]	BlackRock, “Evolving energy transition, evolving opportunities,” February 2025.

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These Guidelines draw from the proprietary insights generated by BIITS and Aladdin Climate®, BlackRock’s Risk and Quantitative Analysis Group, and the broader BIS team to help inform and guide engagement and voting activities on behalf of clients invested in in-scope funds and SMAs.11 In doing so, the dedicated team takes into consideration the fact that the necessary data to assess individual companies currently has limitations, but is improving.

THE GUIDELINES’ DESIGN PRINCIPLES

The framework of these Guidelines is designed to:

•

Prioritize sectors and companies that play an important role in the transition to a low-carbon economy: This includes companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low-carbon transition.

•

Apply a nuanced approach to our analysis that acknowledges the unevenness of the low-carbon transition across sectors and markets: The Guidelines take into consideration the varying speeds at which sectors and markets are decarbonizing based on technological feasibility, consumer demand, government policy, regulatory frameworks and other factors. Further, the Guidelines recognize that these factors are uncertain and dynamic.

•

Take a long-term, pragmatic approach to the low-carbon transition that minimizes disruption to portfolio companies and their key stakeholders: The Guidelines recognize the challenges that many companies face in adapting their business models to the low-carbon transition. It reflects a view that a smooth transition – where companies adapt while continuing to deliver financial returns – is a better long-term investment outcome and less disruptive to other key stakeholders than a disorderly transition. Further, the Guidelines consider the differences between the actions and outcomes over which company management has influence, and those it does not.

•

Focus on useful, contextualized disclosures that help inform investors views, while recognizing data limitations: Under the Guidelines, the dedicated team looks for disclosures that outline key milestones and dependencies underpinning the company’s low-carbon transition strategy, explain the trade-offs required to adapt the business model, and include relevant data and narrative.

•

Consistency with the participating clients’ position as a minority investor: The boards and executive leadership of companies determine a company’s strategy and its implementation. Under the Guidelines, the dedicated team makes decisions on how to engage companies and vote proxies independently, based on its professional judgment of the priorities and outcomes most aligned with participating clients’ investment objectives.

VOTING APPROACH UNDER THE GUIDELINES12

When evaluating each voting item across management or shareholder proposals, the dedicated team applies a case-by-case approach that reflects the uneven pace of the low-carbon transition across sectors and markets, and acknowledges the distinction between what company management can influence and what lies beyond its control. As a result, voting decisions – on behalf of in-scope funds

[11]	Aladdin® Climate is a suite of climate analytics including forward-looking scenario analysis and net zero alignment analytics. Aladdin® is a proprietary investment and risk management platform.
[12]

These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide as to how the dedicated team will engage and/or vote in every instance. The Guidelines are applied by the dedicated team with discretion, on a case-by-case basis, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.

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and SMAs – on similar proposals included on different companies’ shareholder meeting agendas may vary depending on company, sector, or market-specific circumstances.

Consistent with the investment objective of each fund or account that has selected these Guidelines, the dedicated team will look to the companies to demonstrate the following:

Corporate Disclosures13

In the context of these Guidelines, the dedicated team looks for companies to provide sufficient disclosure to assess whether the company’s strategy is aligned with the low-carbon transition. As a general point, the team looks to companies that are important to the transition to a low-carbon economy to explain the strategy and governance frameworks that they have determined most appropriate, which may include:

(1)

a low-carbon transition strategy to demonstrate their alignment with the ambition to limit average global temperature rise to 1.5°C above pre-industrial levels. This would typically include a long-term strategy to achieve net-zero GHG emissions by 2050, with appropriate near- and medium-term milestones to assess their progress.

(2)

low-carbon transition-related reporting. Standardized disclosure of sustainability-related data supports investors in making informed decisions. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S2, represent one such approach to standardization that the dedicated team finds useful in its analysis.[14], [15] IFRS S1 addresses the general requirements of sustainability reporting and IFRS S2 sets out the disclosures that provide investors with decision-useful information about a company’s most significant climate- and low-carbon transition-related risks and opportunities. This includes receiving independent, third-party assurances, as audit and assurance standards are developed.

(3)

scope 1 and scope 2, and most significant scope 3 GHG emissions.[16], [17] In addition, the dedicated team looks to companies to disclose their emissions reduction targets for scope 1 and 2 emissions, science-based where possible. The team welcomes disclosure of targets or

[13]

Given data and measurement limitations, companies may need to provide estimated GHG emissions where reporting methodologies are nascent. In addition, certain disclosures related to a company’s plans for adapting their business models through the low-carbon transition may require forward-looking statements.

[14]

The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.” Websites accessed in December 2025.

[15]

A number of jurisdictions are consulting on adopting the standards issued to date or have already committed to doing so. BIS does not mandate any specific disclosure framework companies should use, and recognize that some companies may report using different standards, some of which may be required by regulation. In such cases, we ask that companies highlight the metrics that are industry- or company-specific. We also recognize that companies may be phasing in reporting over several years. We do not prescribe timelines regarding when companies should make sustainability-related disclosures but appreciate it when companies produce them sufficiently in advance of their shareholder meeting, to the best of their abilities, to provide investors with time to assess the data and make informed voting decisions.

[16]

FTSE Russell address the materiality of different categories of scope 3 GHG emissions by sector in a January 2024 paper: FTSE Russel, “Scope for improvement: Solving the Scope 3 conundrum,” January 2024, accessed in December 2025.

[17]

Under this policy, the dedicated team looks for GHG emissions disclosures to be aligned with the Greenhouse Gas Protocol (GHG Protocol). The Protocol Standards and Guidance are currently being updated to ensure they continue to provide “a rigorous and credible accounting foundation for businesses to measure, plan and track progress toward science-based and net-zero targets in line with the global 1.5°C goal.” Websites accessed in December 2025.

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indicative goals, where companies have set them, for scope 3 emissions reductions. Scope 3 information, including how a company is working with its value chain to accelerate reductions in GHG intensity, provides useful insight to investors focused on investing in the low-carbon transition and understanding the impact of their investments on their decarbonization goals.[18] However, the team recognizes that companies have varying ability to influence the emissions across the different parts of their value chain and, therefore, it is helpful when disclosures explain the implications for the achievement of their decarbonization targets. For some companies that play an important role in the low-carbon transition, scope 3 may represent their only significant source of GHG emissions in the value chain. While we do not believe companies should be required to enforce emissions reduction targets outside of their control, where relevant, we look for disclosures on how the company approaches the low-carbon transition in these cases. This may include plans and targets to grow businesses that contribute to real world decarbonization, forward-looking capital or procurement allocation plans to net-zero aligned activities or suppliers, and strategies to mitigate material transition risks.

(4)

where relevant, disclosures that describe the company’s exposure to climate-related physical risks – such as acute risks from extreme weather events or chronic risks from long-term shifts in climate patterns – and how these risks could reasonably be expected to affect the company’s operations, assets, or supply chains.

Transition plans

Some companies have published transition plans outlining how they intend to implement their low-carbon transition strategies. As defined by the ISSB, a transition plan “lays out the entity’s targets, actions or resources for its transition towards a lower-carbon economy, including actions such as reducing its greenhouse gas emissions” (see Appendix 1).19

Work is also underway in a number of jurisdictions on establishing a common approach in a market to corporate transition plans.20 Recent guidance from the ISSB on disclosures about transition plans highlights the convergence of reporting approaches.

While the preparation of a transition plan, or lack thereof, is not, in itself, a voting issue, these disclosures typically provide valuable insights that inform the dedicated team’s approach to engaging and voting on matters related to climate and transition risks on behalf of in-scope funds and accounts.

Boards and directors

An effective and well-functioning board that has appropriate governance structures to facilitate oversight of a company’s management and strategic initiatives is critical to the company’s ability to

[18]

The dedicated team does not believe the purpose of scope 3 disclosure requirements should be to push publicly traded companies into the role of enforcing emission reduction targets outside of their control. Given methodological complexity for scope 3 emissions and the lack of direct control by companies over the requisite data, we find it most useful when companies focus their disclosures on those of the fifteen scope 3 GHG Protocol categories that are material to their business models.

[19]	International Financial Reporting Standards, “IFRS S2: Climate-related Disclosures,” June 2023, accessed in December 2025.
[20]

More companies are developing such plans, and public policymakers in certain markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union (please see the International Transition Plan Network for information). BlackRock views transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Across the landscape there remains divergence on the objectives of such plans and the details they should contain. Website accessed in December 2025.

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deliver on its low-carbon transition strategy. In assessing the role and effectiveness of the board in this regard, the dedicated team seeks to understand whether:

•

The board has clear oversight responsibilities for climate and low-carbon transition-related risks and opportunities in the company’s business model. The Guidelines consider the whole board to have responsibility for oversight of the company’s long-term strategy, including those aspects related to the transition to a low-carbon economy.

•	Management has established a robust low-carbon transition framework and long-term strategy, with clear accountability for delivery by senior executives.

•

The capital management strategy explains how the company allocates investments to (traditional and next generation) business lines and innovation, and returns cash to shareholders, consistent with the company’s stated low-carbon transition strategy.

•	The climate and low-carbon transition risks most likely to significantly impact the business are integrated into the company’s enterprise risk management processes and reporting.

•

The company has set scope 1 and 2 GHG emissions reduction targets, science-based and independently verified where possible, against a baseline, that are consistent with the ambition to limit average global temperature rise to no more than 1.5°C above pre-industrial levels.

•	There is a clear link between the company’s scope 1 and 2 GHG emissions reduction targets over time and its long-term low-carbon transition strategy.

•

The company is monitoring its most significant scope 3 emissions and disclosing these where it is confident in the data. Given forthcoming regulatory requirements in certain jurisdictions, some companies are voluntarily disclosing scope 3 emissions reductions targets and plans, setting out how they are working on decarbonization with the different constituents in their value chain. [21]

•

The company’s governance and oversight processes for managing material risks associated with corporate political activities including applicable policies and procedures where relevant.[22] The dedicated team looks for public policy engagement to be consistent with a company’s stated strategic policy objectives, including those related to the low-carbon transition.

Voting against directors over concerns about climate risk

In implementing these Guidelines, the dedicated team generally supports non-executive directors standing for election where, in its assessment based on company disclosures and engagement, a company is executing on its commitment to align with the transition to a low-carbon economy, as defined above. Where the dedicated team determines this is not the case, it may vote against the election of one or more directors who the team identifies as having the most responsibility for the issue. The directors most likely to be in focus are the chair of the board committee with low-carbon transition, climate or sustainability risk oversight responsibilities, other members of the relevant committee, the lead independent director or the non-executive chair of the board. In certain markets, the team may withhold support for the discharge of the supervisory board or equivalent and/or board reports.23

[21]

FTSE Russell address the materiality of different categories of scope 3 GHG emissions by sector in a January 2024 paper “Scope for improvement: Solving the Scope 3 conundrum.” Their research indicates that there are 2-3 material scope 3 GHG emissions categories by sector. The research uses a definition of materiality from the GHG Protocol, which “encourages companies to maintain a representative inventory of the “most significant GHG emissions, [that] offer the most significant GHG reduction opportunities and are most relevant to the company’s business goals.” Website accessed in December 2025.

[22]	Corporate political activities may include lobbying as defined by local regulations, policy engagement (including trade association memberships), and corporate political contributions.

[23]

Board report votes are generally advisory and relate to reports issued by the board of directors that may contain information on a company’s sustainability efforts, operational resilience, or financial condition, among others.

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Where the dedicated team has not supported director elections over climate concerns in a prior year, and the company has not subsequently made progress towards aligning with the transition to a low-carbon economy, the team may escalate by not supporting the re-election of additional responsible directors.24

Management proposals to approve a climate strategy or progress report

In certain markets, company management may submit proposals – commonly referred to as “Say on Climate” – seeking shareholder approval of their climate action plans or progress reports. The Guidelines consider these proposals as a valuable governance mechanism that can enhance transparency, accountability, and investors’ understanding of a company’s climate strategy. The dedicated team generally supports management’s climate strategy proposal if, in the team’s assessment based on these Guidelines, the strategy is aligned with the low-carbon transition. Similarly, the dedicated team generally supports management’s proposal on a progress report if the company has clearly explained its progress against, and any deviations from or changes to, its stated low-carbon transition plan and targets.

Shareholder proposals on climate and low-carbon transition matters

In most markets, shareholders can submit proposals to be voted on at a company’s shareholder meeting, as long as certain requirements are met. Shareholder proposals span a wide range of topics and have varying degrees of relevance for companies across sectors, locations, and business models.

Each shareholder proposal is evaluated on a case-by-case basis, focusing on its merit while considering the company’s individual circumstances. When the dedicated team votes in support of a proposal, it is not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent.

In addition to financial materiality, the Guidelines consider the proposal’s relevance to the company’s low-carbon transition strategy and targets. The dedicated team assesses the implications for, and the relevance to, the company’s stated low-carbon transition strategy and targets. Under the Guidelines, the team may support shareholder proposals that, for example, ask a company to:

•	Publish a business plan, and related disclosures, consistent with the ambition to limit average global temperature rise to no more than 1.5°C above pre-industrial levels

•	Align scope 1 and 2 GHG emissions reduction targets to, and/or discuss how their targets align with, a long-term goal of the company achieving net zero GHG emissions by 2050

•	Disclose the categories of scope 3 GHG emissions most significant to a company’s business model

•	Improve voluntary disclosures on the alignment of a company’s climate-related corporate political activities with its strategic policy positions, where existing disclosure is insufficient[25]

The dedicated team does not support shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions.

[24]

While the dedicated team may escalate voting by not supporting additional management proposals, principally director elections, the team does not consider filing shareholder proposals, preannouncing voting intentions or using the media to amplify concerns as appropriate courses of action. The dedicated team will continue to take a constructive, long-term focused approach, to engagement and voting on behalf of clients under these Guidelines.

[25]	Corporate political activities may include lobbying as defined by local regulations, policy engagement (including trade association memberships), and corporate political contributions.

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RELATED MATTERS

There are other business items not covered above that may be put to a shareholder vote that could address matters relevant to the transition to a low-carbon economy. Under these Guidelines, the dedicated team engages, where appropriate, to enhance its understanding of a company’s approach. Generally, voting on these matters would be covered by BIS’ Benchmark Policies.

Executive compensation

The dedicated team looks to company boards to put in place a compensation structure that incentivizes and rewards executives appropriately. Some companies, in light of their long-term strategy, may decide to include relevant GHG emissions reduction targets or low-carbon transition-related metrics in their incentive plans. In such cases, the dedicated team would engage to understand the alignment between those metrics and the company’s stated climate strategy. Clear disclosure also helps investors assess whether pay structures are consistent with long-term climate strategy and risk management.

Auditors and audit-related issues

For companies with material climate or transition risks or opportunities in their business models, the dedicated team is interested in understanding whether the company considers and, if relevant, quantifies, and accounts for material climate-related risks in its financial statements, including if the company explains such risks within the context of its audit report. The team notes that assurance of corporate disclosures related to climate risk and the transition to a low-carbon economy is still nascent.

Mergers, acquisitions, asset sales, and other special situations

Special situations will be considered on their financial merits, but the dedicated team may engage on climate-related factors under these Guidelines where a transaction may significantly alter a company’s climate strategy or a shareholder activist has proposed governance, strategic or operational changes that may impact its climate strategy. The dedicated team does not promote changes in corporate control or engage in shareholder activism.

Other business relevant sustainability-related risks and opportunities

Climate risk and the transition to a low-carbon economy are interconnected with a number of other material sustainability-related risks and opportunities that may be relevant to a company’s business model and long-term financial performance. These include a company’s impacts or dependencies on natural capital and key stakeholders.26 In the context of these Guidelines, the dedicated team may engage companies to better understand how they are managing the impact on people (e.g., employees, suppliers, customers and communities) of any strategic or operational changes they are making in relation to their transition to a low-carbon economy. Similarly, the team may engage companies that face risks and opportunities related to land use and deforestation, access to fresh water, or the ability to secure scarce resources critical to the transition to a low-carbon economy.

[26]	Engagement with companies on these issues is informed by BIS’ commentaries on natural capital, human capital management, and corporate human rights risks, December 2025.

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Appendix 1

TERMINOLOGY

We understand the key concepts referred to within these Guidelines as follows:

Climate risk: Includes physical risk, the increased risk to companies’ assets and activities caused by the direct impact of changing weather patterns and natural catastrophes, and transition risk, the impact of the transition to a low-carbon economy on a company’s long-term profitability.

Transition to a low-carbon economy (“low-carbon transition”): The global economic shift toward lower emissions across many sectors and business models. The economic transformation is being driven by changes in government policy, technology, and consumer and investor preferences, as well as the physical effects of climate change (e.g., extreme weather), and can potentially have a material impact on clients’ investments and portfolios.

Decarbonization: the process of reducing or eliminating emissions of carbon dioxide (CO2) from human activity and removing carbon currently in the atmosphere. This can be carried out by countries, companies and even individual consumers. Sometimes the concept is understood to include the reduction and elimination of other GHG, e.g., methane.

Climate-related risks and opportunities: The investment opportunities and risks associated with the transition to a low-carbon economy, including transition risks and opportunities and physical risks and opportunities in adapting to physical climate change.

Climate-related transition plan: “An aspect of an entity’s overall strategy that lays out the entity’s targets, actions or resources for its transition towards a lower-carbon economy, including actions such as reducing its greenhouse gas emissions.”27

Science-based GHG emissions reduction targets: Targets that “…are in line with what the latest climate science deems necessary to meet the goals of the Paris Agreement – limiting global warming to 1.5°C above pre-industrial levels. Science-based targets give companies a clearly defined path to reduce GHG emissions in line with limiting global warming to 1.5°C. They define how much and how quickly a business must reduce its emissions to be in line with the Paris Agreement goals.”28

Scope 1: Direct GHG emissions. Direct GHG emissions occur from sources that are owned or controlled by the company, for example, emissions from combustion in owned or controlled boilers, furnaces, vehicles, etc.; emissions from chemical production in owned or controlled process equipment.29

Scope 2: Electricity indirect GHG emissions Scope 2 accounts for GHG emissions from the generation of purchased electricity [steam, and heating/cooling] consumed by the company. [It] is defined as electricity [steam, and heating/cooling] that is purchased or otherwise brought into the organizational boundary of the company.30

[27]

As defined by the International Financial Reporting Standards, “IFRS S2: Climate-related Disclosures,” June 2023.. Several jurisdictions are basing their own transition plan disclosure frameworks on the IFRS S2 definition. We anticipate transition plan disclosure becoming mandatory in an increasing number of jurisdictions over the near term.

[28]

As defined by the Science Based Targets initiative (SBTi). SBTi “is a corporate climate action organization that enables companies and financial institutions worldwide to play their part in combating the climate crisis. We develop standards, tools and guidance which allow companies to set greenhouse gas (GHG) emissions reductions targets in line with what is needed to keep global heating below catastrophic levels and reach net-zero by 2050 at latest.” Source: Science Based Targets initiative, “About Us.” Websites accessed in December 2025.

[29]	Greenhouse Gas Protocol, “A Corporate Accounting and Reporting Standard,” Revised Edition.

[30]	Greenhouse Gas Protocol, “A Corporate Accounting and Reporting Standard,” Revised Edition.

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Scope 3: Other indirect GHG emissions. Scope 3 is an optional reporting category that allows for the treatment of all other indirect emissions. Scope 3 emissions are a consequence of the activities of the company, but occur from sources not owned or controlled by the company.31

[31]	Greenhouse Gas Protocol, “A Corporate Accounting and Reporting Standard,” Revised Edition.

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Appendix 2

Comparison of key differences between how the BIS’ Benchmark Policies considers climate-related risks, where appropriate, and these Guidelines:32

	BIS Benchmark Policies[33]	Decarbonization Guidelines

Key concepts

Focuses on financial performance and engages companies on climate and transition topics when material to their business

Prioritizes the disclosure of how a company is managing material climate and transition-related risks and opportunities

Considers both financial performance and decarbonization objectives consistent with funds’ and clients’ investment objectives

Assesses the alignment of a company’s business model with the ambition to limit global average temperature rise to 1.5°C above pre-industrial levels

Prioritized companies for climate-related engagement	Largest Scope 1 and 2 GHG emitters	Largest total value chain GHG emitters (Scope 1, 2, and 3)

Emissions reporting	Seeks reporting of Scope 1 and 2	Seeks reporting of Scope 1, 2 and significant 3

Emissions targets & decarbonization efforts	Seeks the disclosure of Scope 1 and 2 targets	Seeks Scope 1 and 2 targets and assesses decarbonization efforts

Temperature & scenario alignment/pathways	Seeks disclosure from companies that identifies and discusses the most plausible decarbonization pathway	Assesses temperature and scenario alignment/ pathways to 1.5°C degrees

Science-based targets commitments & verifications	Disclosure topic but not vote escalation criteria	Seeks science-based targets and verifications where possible; may take voting action where absent

Company’s role in the transition	Disclosure topic but not vote escalation criteria	Assesses activities benefitting from and/or contributing to the transition to a low-carbon economy

Shareholder proposals	Case-by-case approach with focus on implications for long-term financial value creation No support for shareholder proposals that seek to direct management strategy	Case-by-case approach with further consi deration given to decarbonization objectives in addition to financial performance No support for shareholder proposals that seek to direct management strategy

[32]

There may be some regional variations in voting under these Guidelines in light of company circumstances, policy requirements in a particular market or a country’s Nationally Defined Contributions, amongst other things.

[33]

The BIS Global Principles, regional voting guidelines, and Engagement Priorities (collectively, the BIS Benchmark Policies) set out the core elements of corporate governance that guide our investment stewardship program. The Benchmark Policies apply to clients’ assets invested through index equity strategies, take a financial materiality-based approach, and are focused solely on advancing clients’ long-term financial interests.

BlackRock Investment Stewardship	Climate and Decarbonization Stewardship Guidelines | 13

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This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

SAI-LPD-0426

BLACKROCK FUNDS III

PART C. OTHER INFORMATION

Item 28. Exhibits.

Exhibit		Description

1		— Articles of Incorporation.

(a	)

— Amended and Restated Agreement and Declaration of Trust, dated November 17, 2006, is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File No. 33-54126) (the “Registrant’s Registration Statement”), filed on April 30, 2007.

(b	)

— Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated December 11, 2007, is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement, filed on December 27, 2007.

(c	)

— Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust, dated November 13, 2009, is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement, filed on December 29, 2009.

(d	)

— Restated Certificate of Trust of the Registrant, dated April 22, 2010, is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement, filed on May 3, 2010.

2		— By-laws.

(a	)

— Amended and Restated By-Laws of the Registrant, dated November 29, 2018, is incorporated by reference to Exhibit 2(a) of Post-Effective Amendment No. 313 to the Registrant’s Registration Statement, filed on October 30, 2019.

(b	)

— Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated November 11, 2020, is incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 334 to the Registrant’s Registration Statement, filed on April 27, 2021.

3		— Instruments Defining Rights of Security Holders.

(a	)

— Reference is made to Article II, Article III (Sections 3.01, 3.02 and 3.07), Article IV (Section 4.03), Article VII, Article IX, Article X and Article XI of the Registrant’s Amended and Restated Agreement and Declaration of Trust, as amended and supplemented, filed as Exhibits 1(a) - 1(c) of the Registrant’s Registration Statement, and to Article IV, Article VI, Article VIII, Article IX and Article XIII of the Registrant’s Amended and Restated By-Laws, as amended and supplemented, filed as Exhibits 2(a) - 2(b) of the Registrant’s Registration Statement.

4		— Investment Advisory Contracts.

(a	)

— Form of Amended and Restated Investment Advisory Contract, among the Registrant, BlackRock FundsSM, on behalf of iShares U.S. Long Credit Bond Index Fund, iShares U.S. Intermediate Credit Bond Index Fund, iShares U.S. Long Government Bond Index Fund, iShares U.S. Intermediate Government Bond Index Fund and iShares U.S. Securitized Bond Index Fund and BlackRock Fund Advisors (“BFA”) is incorporated by reference to Exhibit 4(ddd) of Post-Effective Amendment No. 1116 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 16, 2022.

(b	)

— Schedule A to the Amended and Restated Investment Advisory Contract, among the Registrant, BlackRock FundsSM and BFA, dated October 3, 2024, is incorporated herein by reference to Exhibit 4(zz) of Post-Effective Amendment No. 1242 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on October 3, 2024.

Exhibit		Description

(c	)

— Form of Sub-Investment Advisory Agreement between BFA and BlackRock International Limited, with respect to BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund and BlackRock LifePath® Dynamic 2065 Fund (collectively, the “LifePath Dynamic Funds”), is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement, filed on March 9, 2020.

(d	)

— Form of Schedule A to the Sub-Investment Advisory Agreement between BFA and BlackRock International Limited, with respect to BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund, BlackRock LifePath® Dynamic 2065 Fund and BlackRock LifePath® Dynamic 2070 Fund (collectively, the “LifePath Dynamic Funds”) dated September 18, 2024 is incorporated by reference to Exhibit 4(d) of Post-Effective Amendment No. 393 to the Registrant’s Registration Statement, filed on September 18, 2024.

(e	)

— Form of Sub-Advisory Agreement between BFA and BlackRock (Singapore) Limited, with respect to the LifePath Dynamic Funds, is incorporated by reference to Exhibit 4(c) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement, filed on March 9, 2020.

(f	)

— Form of Schedule A to the Sub-Advisory Agreement between BFA and BlackRock (Singapore) Limited, with respect to the LifePath Dynamic Funds, amended as of September 18, 2024, is incorporated by reference to Exhibit 4(f) of Post-Effective Amendment No. 393 to the Registrant’s Registration Statement, filed on September 18, 2024.

(g	)

— Form of Sub-Advisory Agreement between BFA and BlackRock International Limited, with respect to BlackRock Diversified Fixed Income Fund, is incorporated by reference to Exhibit 4(e) of Post-Effective Amendment No. 369 to the Registrant’s Registration Statement, filed on April 23, 2024.

(h	)

—Formof Sub-Advisory Agreement between BFA and BlackRock (Singapore) Limited, with respect to BlackRock Diversified Fixed Income Fund, is incorporated by reference to Exhibit 4(h) of Post-Effective Amendment No. 404 to the Registrant’s Registration Statement, filed on February 25, 2026.

5		— Underwriting Contracts.

(a	)

— Form of Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC (“BRIL”) is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BlackRock Advantage SMID Cap Fund, Inc. (f/k/a BlackRock Advantage U.S. Total Market Fund, Inc.) (File No. 2-60836), filed on July 26, 2019.

(b	)

— Exhibit A to the Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC, amended as of October 3, 2024, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 1242 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on October 3, 2024.

6		— Bonus or Profit Sharing Contracts.

(a	)	—None

Exhibit		Description

7		— Custodian Agreements.

(a	)

— Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (“State Street”), dated December 31, 2018, is incorporated by reference to Exhibit 7(g) of Post-Effective Amendment No. 943 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 28, 2019.

8		— Other Material Contracts.

(a	)

— Administration and Fund Accounting Services Agreement between the Registrant and State Street, dated December 31, 2018, is incorporated by reference to Exhibit 8(k) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Managed Account Series (File No. 333-124463), filed on February 28, 2019.

(b	)

— Form of Transfer Agency and Service Agreement between the Registrant, with respect to BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury (together, the “BlackRock Cash Funds”), and State Street is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement, filed on April 29, 2019.

(c	)

— Third Amended and Restated Shareholder Servicing Plan, with respect to only BlackRock Cash Funds: Treasury and its relevant classes as listed in Schedule 1 thereto, effective July 1, 2012, is incorporated by reference to Exhibit 8(d)(2) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement, filed on April 30, 2013.

(d	)

— Third Amended and Restated Shareholder Servicing and Processing Plan with respect to only the Trust Class Shares of the BlackRock Cash Funds: Treasury, effective July 1, 2012, is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement, filed on April 30, 2013.

(e	)(1)

— Form of Amended and Restated Administration Agreement between the Registrant and BlackRock Advisors, LLC (“BAL”), with respect to the LifePath Dynamic Funds, BlackRock LifePath® ESG Index Retirement Fund, BlackRock LifePath® ESG Index 2025 Fund, BlackRock LifePath® ESG Index 2030 Fund, BlackRock LifePath® ESG Index 2035 Fund, BlackRock LifePath® ESG Index 2040 Fund, BlackRock LifePath® ESG Index 2045 Fund, BlackRock LifePath® ESG Index 2050 Fund, BlackRock LifePath® ESG Index 2055 Fund, BlackRock LifePath® ESG Index 2060 Fund and BlackRock LifePath® ESG Index 2065 Fund (collectively, the “LifePath ESG Index Funds”), BlackRock LifePath® Index Retirement Fund, BlackRock LifePath® Index 2025 Fund, BlackRock LifePath® Index 2030 Fund, BlackRock LifePath® Index 2035 Fund, BlackRock LifePath® Index 2040 Fund, BlackRock LifePath® Index 2045 Fund, BlackRock LifePath® Index 2050 Fund, BlackRock LifePath® Index 2055 Fund, BlackRock LifePath® Index 2060 Fund and BlackRock LifePath® Index 2065 Fund (collectively, the “LifePath Index Funds”), the BlackRock Cash Funds, iShares U.S. Aggregate Bond Index Fund (f/k/a BlackRock U.S. Total Bond Index Fund) and iShares S&P 500 Index Fund (f/k/a BlackRock S&P 500 Index Fund) (the “Unitary Administration Agreement”), is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 317 to the Registrant’s Registration Statement, filed on March 2, 2020.

(e	)(2)

— Appendix A to the Amended and Restated Administration Agreement between Registrant and BlackRock Advisors, LLC, dated October 3, 2024, is incorporated by reference to Exhibit 8(w) of Post-Effective Amendment No. 1242 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on October 3, 2024.

Exhibit		Description

(f	)(1)

— Administration Agreement between the Registrant and BAL, with respect to iShares MSCI Total International Index Fund (f/k/a BlackRock Total International ex U.S. Index Fund) and iShares Russell 1000 Large-Cap Index Fund (f/k/a BlackRock Large Cap Index Fund) (the “Non-Unitary Administration Agreement”), is incorporated by reference to Exhibit 8(f)(1) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement, filed on April 30, 2013.

(f	)(2)

— Schedule A to the Non-Unitary Administration Agreement, amended March 2, 2020, is incorporated by reference to Exhibit 8(f)(2) of Post-Effective Amendment No. 317 to the Registrant’s Registration Statement, filed on March 2, 2020.

(g	)

— Master Administration Fee Waiver Agreement between the Registrant and BAL, with respect to the Select Share Class of the BlackRock Cash Funds, dated July 1, 2012, is incorporated by reference to Exhibit 8(g) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement, filed on April 30, 2013.

(h	)

— Form of Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., with respect to iShares MSCI Total International Index Fund (f/k/a BlackRock Total International ex U.S. Index Fund), iShares U.S. Aggregate Bond Index Fund (f/k/a BlackRock U.S. Total Bond Index Fund), the LifePath Index Funds, the LifePath Dynamic Funds and iShares S&P 500 Index Fund (f/k/a BlackRock S&P 500 Index Fund), is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.

(i	)

— Form of Thirteenth Amended and Restated Expense Limitation Agreement by and between Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of BlackRock ETF Trust (File No. 333-228832), filed on March 21, 2024.

(j	)

— Form of Amended and Restated Shareholders’ Administrative Services Agreement between the Registrant and BAL is incorporated by reference to Exhibit 8(k) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement, filed on July 1, 2019.

(k	)

— Form of Thirteenth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 164 to the Registration Statement on Form N-1A of BlackRock ETF Trust (File No. 333-228832), filed on April 27, 2026.

(l	)

—Formof Tenth Amended and Restated Securities Lending Agency Agreement between Registrant and BlackRock Institutional Trust Company, N.A. is incorporated by reference to Exhibit 8(r) of Post-Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 26, 2026.

(m	)

— Form of BlackRock Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and the other registered open-end investment companies party thereto is incorporated herein by reference to Exhibit 8(f) of Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 002-74452), filed on April 21, 2026.

9		— Legal Opinion.

(a	)

— Opinion of Wilmer Cutler Pickering Hale and Dorr LLP is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement, filed on October 30, 2009.

10		— Other Opinions.

(a	)	— Consent of Independent Registered Public Accounting Firm is filed herewith.

Exhibit		Description

11		— Omitted Financial Statements.

(a	)	—None

12		— Initial Capital Agreements.

(a	)	— Not applicable.

13		— Rule 12b-1 Plan.

(a	)(1)

— Amended and Restated Distribution and Service Plan, dated May 16, 2012, with respect to the LifePath Dynamic Funds, iShares U.S. Aggregate Bond Index Fund (f/k/a BlackRock U.S. Total Bond Index Fund) and iShares S&P 500 Index Fund (f/k/a BlackRock S&P 500 Index Fund) (the “Distribution and Service Plan”) is incorporated by reference to Exhibit 13(a) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement, filed on April 30, 2013.

(a	)(2)

— Appendix A to the Distribution and Service Plan, amended as of September 18, 2024, is incorporated by reference to Exhibit 13(a)(2) of Post-Effective Amendment No. 393 to the Registrant’s Registration Statement, filed on September 18, 2024.

(b	)(1)

— Form of Investor A Shares Distribution Plan with respect to the LifePath ESG Index Funds, the LifePath Index Funds, iShares MSCI Total International Index Fund (f/k/a BlackRock Total International ex U.S. Index Fund) and iShares Russell 1000 Large-Cap Index Fund (f/k/a BlackRock Large Cap Index Fund) is incorporated by reference to Exhibit 13(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Advantage Global Fund, Inc. (f/k/a BlackRock Global SmallCap Fund, Inc.) (File No. 33-53399), filed on October 28, 2008.

(b	)(2)

— Exhibit A to the Investor A Shares Distribution Plan, amended September 18, 2024, is incorporated by reference to Exhibit 13(b)(2) of Post-Effective Amendment No. 391 to the Registrant’s Registration Statement, filed on September 18, 2024.

(c	)(1)

— Form of Investor P Shares Distribution Plan with respect to the LifePath Index Funds (the “Investor P Distribution Plan”) is incorporated by reference to Exhibit 13(c) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement, filed on July 6, 2018.

(c	)(2)

— Exhibit A to the Investor P Shares Distribution Plan, amended September 18, 2024, is incorporated by reference to Exhibit 13(c)(2) of Post-Effective Amendment No. 391 to the Registrant’s Registration Statement, filed on September 18, 2024.

14		— Rule 18f-3 Plan.

(a	)

— Amended and Restated Rule 18f-3 Multi-Class Plan, dated February 21, 2019, is incorporated by reference to Exhibit 14(a) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement, filed on July 1, 2019.

(b	)

— Appendices to the Amended and Restated Rule 18f-3 Multi-Class Plan, amended November 23, 2020, are incorporated by reference to Exhibit 14(b) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement, filed on February 24, 2021.

15		— Reserved.

16		— Codes of Ethics.

(a	)

— Code of Ethics of Registrant, BlackRock Investments, LLC, BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock International Limited, BlackRock (Singapore) Limited and BlackRock Asset Management North Asia Limited is incorporated by reference to Exhibit (16)(a) of Post-Effective Amendment No. 1257 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on May 23, 2025.

(b	)

—Codeof Ethics (Global Personal Investments Policy) for BlackRock, Inc. and its subsidiaries is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 26, 2026.

Exhibit		Description

99		— Power of Attorney.

(a	)

— Power of Attorney is incorporated by reference to Exhibit 99(a) of Post-Effective Amendment No. 922 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 22, 2019.

(b	)

— Power of Attorney of Lori Richards is incorporated herein by reference to Exhibit 99(b) of Post-Effective Amendment No. 1212 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 5, 2024.

(c	)

— Power of Attorney of Christopher J. Ailman is incorporated herein by reference to Exhibit 99(c) of Post-Effective Amendment No. 391 to the Registrant’s Registration Statement, filed on September 18, 2024.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The chart below identifies persons who, as of April 6, 2026, are controlled by or who are under common control with the Registrant. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Each of the companies listed below is organized under the laws of the State of Delaware.

Fund	Person Controlled by or under Common Control with the Registrant	Percentage of Voting Securities
BlackRock Diversified Equity Fund	Diversified Equity Master Portfolio 400 Howard Street San Francisco, CA 94105	39%
iShares S&P 500 Index Fund	S&P 500 Index Master Portfolio 400 Howard Street San Francisco, CA 94105	99%
BlackRock Cash Funds: Treasury	Treasury Money Market Master Portfolio 400 Howard Street San Francisco, CA 94105	100%
BlackRock Cash Funds: Institutional	Money Market Master Portfolio 400 Howard Street San Francisco, CA 94105	100%
iShares MSCI Total International Index Fund	Total International ex U.S. Index Master Portfolio 400 Howard Street San Francisco, CA 94105	100%
iShares U.S. Aggregate Bond Index Fund	U.S. Total Bond Index Master Portfolio 400 Howard Street San Francisco, CA 94105	100%

Item 30. Indemnification.

Section 10.02 of the Registrant’s Amended and Restated Agreement and Declaration of Trust states:

“(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, or by one or more

Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Covered Person in connection with any claim, action, suit, or proceeding in which such Covered Person becomes involved as a party or otherwise or is threatened to be involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such Covered Person in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, regulatory or other, including investigations and appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or (ii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Covered Person, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be repaid by such Covered Person to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided a surety bond or some other appropriate security for such undertaking; (ii) the Trust or Series thereof is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be entitled to indemnification under this Section 10.02. In connection with any determination pursuant to clause (iii) of the preceding sentence, any Covered Person who is a Trustee and is not an Interested Person of the Trust and any Covered Person who has been a Trustee and at such time was not an Interested Person of the Trust shall be entitled to a rebuttable presumption that he or she has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

(e) Any repeal or modification of this Section 10.02, or adoption or modification of any other provision of this Declaration or the By-Laws inconsistent with this Section, shall be prospective only, to the extent that such repeal, or modification adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, adoption or modification.”

Item 31. Business and Other Connections of the Investment Advisers.

(a) BlackRock Fund Advisors (“BFA”) is an indirect majority-owned subsidiary of BlackRock, Inc. located at 400 Howard Street, San Francisco, California 94105. BFA’s business is that of a registered investment adviser to certain open end, management investment companies and various other institutional investors. The information required by this Item 31 about officers and directors of BFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFA pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-22609).

(b) BlackRock Advisors, LLC (“BAL”) is an indirect majority-owned subsidiary of BlackRock, Inc. located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BAL was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BAL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BAL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(c) BlackRock International Limited (“BIL”) is a majority-owned subsidiary of BlackRock, Inc., located at Dundas House, 20 Brandon Street, Edinburgh, EH3 5PP, Scotland. The information required by this Item 31 about officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

(d) BlackRock (Singapore) Limited (“BSL”) is a majority-owned subsidiary of BlackRock, Inc., located at 20 Anson Road #18-01, 079912 Singapore. BSL currently offers investment advisory services to pooled investment vehicles, state or municipal government entities and insurance companies. The information required by this Item 31 about officers and directors of BSL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BSL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-76926).

Item 32. Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies, including the Registrant:

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage SMID Cap Fund, Inc.

BlackRock Allocation Target Shares

BlackRock Balanced Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock ETF Trust

BlackRock ETF Trust II

BlackRock Financial Institutions Series Trust

BlackRock FundsSM

BlackRock Funds II

BlackRock Funds III

BlackRock Funds IV

BlackRock Funds V

BlackRock Funds VI

BlackRock Funds VII, Inc.

BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock International Select Equity Fund

BlackRock Large Cap Focus Growth Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Liquidity Funds

BlackRock Mid-Cap Value Series, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

BlackRock Series Fund II, Inc.

BlackRock Series, Inc.

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Variable Series Funds, Inc.

BlackRock Variable Series Funds II, Inc.

iShares, Inc.

iShares Trust

iShares U.S. ETF Trust

Managed Account Series

Managed Account Series II

Master Investment Portfolio

Master Investment Portfolio II

Quantitative Master Series LLC

BRIL also acts as the distributor or placement agent for the following closed-end registered investment companies:

BlackRock Alpha Strategies Fund

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Equity Dividend Trust

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock HPS Credit Strategies Fund

BlackRock Income Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Multi-Sector Income Trust

BlackRock Municipal Credit Alpha Portfolio, Inc.

BlackRock Private Investments Fund

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 50 Hudson Yards, New York, New York 10001.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Jon Maro	Chairman and Chief Executive Officer, Board of Managers	None
Christopher J. Meade	Chief Legal Officer, General Counsel and Senior Managing Director	None
Zachary Marcus	Chief Financial Officer	None
Gregory Rosta	Chief Compliance Officer and Director	None
Cynthia Rzomp	Chief Operating Officer	None
Andrew Dickson	Secretary and Managing Director	None
Martin Small	Senior Managing Director	None
Michael Bishopp	Managing Director	None
Samara Cohen	Managing Director	None
Jonathan Diorio	Managing Director	None
Lisa Hill	Managing Director	None
Brendan Kyne	Managing Director	None
Stuart Murray	Managing Director	None
Jonathan Steel	Managing Director	None
Ariana Brown	Director	None
Chris Nugent	Director	None
Angelica Neto-Nolan	Vice President	None
Lourdes Sanchez	Vice President	None
Lisa Belle	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Joseph Devico	Board of Managers	None
Meredith Herold	Board of Managers	None
Dominik Rohe	Board of Managers	None
Roland Villacorta	Board of Managers	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services.

None.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on April 30, 2026.

BLACKROCK FUNDS III (REGISTRANT)

ON BEHALF OF

BLACKROCK LIFEPATH® DYNAMIC RETIREMENT FUND,

BLACKROCK LIFEPATH® DYNAMIC 2030 FUND,

BLACKROCK LIFEPATH® DYNAMIC 2035 FUND,

BLACKROCK LIFEPATH® DYNAMIC 2040 FUND,

BLACKROCK LIFEPATH® DYNAMIC 2045 FUND,

BLACKROCK LIFEPATH® DYNAMIC 2050 FUND,

BLACKROCK LIFEPATH® DYNAMIC 2055 FUND,

BLACKROCK LIFEPATH® DYNAMIC 2060 FUND,

BLACKROCK LIFEPATH® DYNAMIC 2065 FUND AND

BLACKROCK LIFEPATH® DYNAMIC 2070 FUND

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	April 30, 2026

/S/ TRENT WALKER (Trent Walker)	Chief Financial Officer (Principal Financial and Accounting Officer)	April 30, 2026

CHRISTOPHER J. AILMAN* (Christopher J. Ailman)	Trustee

SUSAN J. CARTER* (Susan J. Carter)	Trustee

COLLETTE CHILTON* (Collette Chilton)	Trustee

NEIL A. COTTY* (Neil A. Cotty)	Trustee

1

Signature	Title	Date

HENRY R. KEIZER* (Henry R. Keizer)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

DONALD C. OPATRNY* (Donald C. Opatrny)	Trustee

LORI RICHARDS* (Lori Richards)	Trustee

MARK STALNECKER* (Mark Stalnecker)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

CLAIRE A. WALTON* (Claire A. Walton)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By:	/S/ JANEY AHN	April 30, 2026
(Janey Ahn, Attorney-In-Fact)

2

EXHIBIT INDEX

Exhibit Number		Description

10	(a)	Consent of Independent Registered Public Accounting Firm.